                      SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C.  20549

                            SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934


[X] Filed by the Registrant
[_] Filed by a Party other than the Registrant

Check the appropriate box:

[X] Preliminary Proxy Statement
[_] Definitive Proxy Statement
[_] Definitive Additional Materials
[_] Soliciting Material Pursuant to Rule 14a-11(c) or Rule 14a-12
[_] Confidential, for use of the Commission only (as permitted by Rule 14a-6(e)(2)

         CAPITAL REALTY INVESTORS TAX EXEMPT FUND LIMITED PARTNERSHIP
                                  ("CRITEF")

       CAPITAL REALTY INVESTORS TAX EXEMPT FUND III LIMITED PARTNERSHIP
                                ("CRITEF III")


- --------------------------------------------------------------------------------
             (Names of Registrants As Specified in Their Charters)


- --------------------------------------------------------------------------------
   (Name of Person(s) Filing Proxy Statement, if other than the Registrant)


[_] Payment of Filing Fee (Check the appropriate box):

[_] $125 per Exchange Act Rule 0-11(c)(1)(ii), 14a-6(i)(1), 14a-6(i)(2), or Item
    22(a)(2) of Schedule 14A.

[_] $500 per each party to the controversy pursuant to Exchange Act Rule 14a-
    6(i)(3).

[X] Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

1)  Title of each class of securities to which transaction applies:
     Beneficial Assignee Certificates ("BACs"), CRITEF, Series I & II Beneficial Assignee Certificates ("BACs"), CRITEF III

2)  Aggregate number of securities to which transaction applies:
      2,280,000 BACs in CRITEF, Series I
      3,238,760 BACs in CRITEF, Series II
      5,258,268 BACs in CRITEF III

3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11: $14.41 per BAC in CRITEF, Series I
                                $14.24 per BAC in CRITEF, Series II
                                $15.18 per BAC in CRITEF III

4)  Proposed maximum aggregate value of transaction:       $158,795,251

5)  Total fee paid:                                        $     31,759

[X] Fee paid previously with preliminary materials.

[_] Check box if any part of the fee is offset as provided by Exchange Act Rule
    0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

 1)  Amount previously paid:

 2)  Form, Schedule or Registration Statement No.:

 3)  Filing parties:

 4)  Date filed:

     CAPITAL REALTY INVESTORS TAX EXEMPT FUND LIMITED PARTNERSHIP, SERIES I

                              c/o The CRI Building
                              11200 Rockville Pike
                           Rockville, Maryland  20852

                                                               ________ __, 1996
Dear BAC Holder:

   You are cordially invited to attend the special meeting of the holders (the "BAC Holders") of Beneficial Assignee Certificates ("BACs") in Series I issued by Capital Realty Investors Tax Exempt Fund Limited Partnership ("Fund I-II") to be held at 10:00 a.m. on [meeting date], 1996. At the Special Meeting, the BAC Holders will vote upon a series of proposals relating to the merger (the "Merger") of an affiliate of Capital Apartment Properties, Inc. ("CAPREIT") into Fund I-II and certain related transactions.

   As a result of the Merger, all of the Series I BACs (other than any BACs held by CAPREIT or its affiliates or Fund I-II) will be redeemed for cash in the amount of $14.41 per BAC, subject to increase based upon Available Cash (as defined) at closing and subject to reduction by the amount of fees and expenses payable to plaintiffs' counsel in certain litigation relating to the Merger.

   The proposed Merger and certain proposed related transactions (collectively, the "Transaction Proposals") are described in more detail in the accompanying Joint Proxy Statement for the special meeting of BAC Holders of Fund I-II and a special meeting of BAC holders of Capital Realty Investors Tax Exempt Fund III Limited Partnership ("Fund III") to be held for the purpose of a vote by the BAC holders of such Fund on similar transaction proposals.

   FOR THE REASONS SET FORTH BELOW, THE GENERAL PARTNER BELIEVES THAT THE PROPOSED MERGER PRESENTS THE BEST ALTERNATIVE AVAILABLE TO BAC HOLDERS FOR MAXIMIZING RETURN AND MINIMIZING RISK TODAY.

   Absent a significant increase in the cash flows generated by, or the market values of, the properties securing the mortgage revenue bonds, the General Partner anticipates that most of the mortgage revenue bonds will not be paid off at par when the associated mortgage loans mature at various times in 1998 through 2000. Four of the five mortgage loans relating to the mortgage revenue bonds held by Fund I-II, Series I have not been paying the full amount of base interest for some period of time. Instead, Fund I-II has been receiving interest based on the cash flow of the properties securing the mortgage revenue bonds and interest has accrued on the unpaid base interest at the base interest rate. There is no assurance that Fund I-II will receive payments that will pay down materially the accrued interest. For the loans to be paid in full at maturity, the cash flow and value of the underlying properties must appreciate significantly to avoid a default under the majority of the mortgage revenue bonds in the next two to four years.

   THEREFORE, THE GENERAL PARTNER RECOMMENDS THAT BAC HOLDERS VOTE "FOR" APPROVAL OF THE TRANSACTION PROPOSALS.

   THE GENERAL PARTNER BELIEVES THAT EACH OF THE TRANSACTION PROPOSALS IS FAIR TO, AND IN THE BEST INTERESTS OF, THE BAC HOLDERS for the following reasons:

    .   The unadjusted cash consideration being offered to the Series I BAC
Holders in the Merger represents a substantial premium of approximately 22.6% over the market price of BACs, as of September 8, 1995, the last trading day prior to the initial public announcement of the Merger.

    .   The General Partner approved the Merger and the related transactions subject to, and subsequently relied upon, the written fairness opinion of Oppenheimer & Co., Inc. to the Series I BAC Holders, which was received on March 14, 1996, that, subject to the assumptions and limitations set forth therein, the redemption price offered to such BAC Holders in the Merger is fair to such BAC Holders from a financial point of view.

    .   The General Partner believes that liquidating Fund I-II today by selling the mortgage revenue bonds would not provide greater net proceeds to the BAC Holders than they would receive as a result of the Merger. The General Partner believes that liquidating the Fund today by foreclosing on four of the five mortgage loans and selling the properties that secure them, as well as the remaining mortgage revenue bond, would not provide greater net proceeds to BAC Holders than they would receive as a result of the Merger.

    .   The General Partner believes that waiting until loan maturity either to liquidate the properties securing the mortgage revenue bonds or to extend the maturity dates of the mortgage loans would not provide greater present value net proceeds to the BAC Holders than they would receive under the current Merger offer.

    .   Due to certain risks relating to the tax-exempt status of the mortgage revenue bonds, the General Partner believes that it is advisable to receive a sum certain now rather than continue to hold the mortgage revenue bonds for the originally anticipated life of the investment. A loss of the tax-exempt status may result in a significant reduction in the value of the mortgage revenue bonds and the BACs.

    .   CAPREIT is bearing the bulk of the transaction costs associated with the
Merger and all the risks associated with the refunding process with respect to the mortgage revenue bonds which it contemplates completing subsequent to the Merger.

    .   CAPREIT's considerable experience and expertise in the real estate industry, and its knowledge of and familiarity with the mortgage revenue bonds and the properties that secure them, enhanced CAPREIT's willingness to pursue the Merger without requiring that Fund I-II make extensive representations and warranties, including representations regarding environmental and other property matters and the tax-exempt status of the mortgage revenue bonds. These factors, together with CAPREIT's financial wherewithal and sophistication, indicated to the General Partner that CAPREIT could consummate the Merger and obtain the necessary financing.

    .   Since the public announcement of the Merger in September, 1995, no other party has come forward with any offer for the BACs or the assets of Fund I-II or Fund III.

    .   Counsel for the plaintiffs in certain class actions relating to the
Mergers actively solicited competing offers for the past several months and provided third parties with financial information concerning the Funds. However, no other party has submitted a competing offer.

    .   Counsel for the plaintiffs in such class actions who originally questioned the sufficiency of the consideration being offered to the BAC Holders have now entered into a settlement increasing the consideration payable to the BAC Holders, and have determined that the settlement is fair, reasonable, adequate and in the best interests of the BAC Holders.

   In addition to voting on the proposed Merger, the BAC Holders are being asked to vote on certain proposed related transactions (collectively with the Merger and each other proposal, the "Transaction Proposals"), including: (i) a proposal to remove the General Partner in connection with and immediately prior to the consummation of the Merger and to simultaneously elect in its stead a newly-formed, wholly-owned subsidiary of CAPREIT as its general partner; (ii) a proposal to amend the Agreement of Limited Partnership of Fund I-II to authorize
(a) the Merger and the Merger Agreement (as defined) and the transactions contemplated thereby and (b) the issuance of a limited partner interest in Fund I-II to CAPREIT or its designee in exchange for a contribution of real property or other assets, and the admission of CAPREIT or its designee as a limited partner in Fund I-II; and (iii) any other business as may properly come before the Special Meeting or any adjournments or postponements thereof (including adjournment of such meeting).

   In considering the Transaction Proposals, BAC Holders should be aware that the General Partner may have interests in conflict with those of the BAC Holders. See "Interests of Certain Persons in the Transactions" and "Certain Relationships and Related Transactions" in the accompanying Joint Proxy Statements.

   BAC Holders are urged to review carefully the accompanying Joint Proxy Statement. The affirmative vote of the holders of a majority of the outstanding BACs voting as a single class will be necessary for the approval of each of the Transaction Proposals. The approval of each of the Transaction Proposals is a condition to the approval of each other Transaction Proposal. At the option of CAPREIT, the consummation of the Transaction Proposals also is conditioned upon the consummation of similar transactions by Fund III. It is important to understand that if you abstain from voting, your BACs will, in effect, be counted as being voted against the Transaction Proposals.

   All BAC Holders are cordially invited to attend the Special Meeting. Whether or not you plan to attend the Special Meeting in person and regardless of the number of BACs you own, PLEASE COMPLETE, SIGN AND DATE THE ENCLOSED GOLD PROXY AND MAIL IT AS SOON AS POSSIBLE IN THE ENCLOSED STAMPED, ADDRESSED RETURN ENVELOPE TO ENSURE THAT YOUR BACS ARE VOTED AT THE SPECIAL MEETING. You may vote in person if you wish to do so even though you have previously sent in your Proxy.

        THE VOTE OF EVERY BAC HOLDER IS IMPORTANT.

                            Very truly yours,

                            CRITEF ASSOCIATES LIMITED
                             PARTNERSHIP, General Partner

                                ___________________________
                                William B. Dockser
                                Chairman of the Board

                                         and

                                ___________________________
                                H. William Willoughby
                                President

                                of CRI, Inc., as general partner of
                                CRITEF ASSOCIATES LIMITED
                                PARTNERSHIP

    CAPITAL REALTY INVESTORS TAX EXEMPT FUND LIMITED PARTNERSHIP, SERIES II

                              c/o The CRI Building
                              11200 Rockville Pike
                           Rockville, Maryland  20852

                                                               ________ __, 1996
Dear BAC Holder:

   You are cordially invited to attend the special meeting of the holders (the "BAC Holders") of Beneficial Assignee Certificates ("BACs") in Series II issued by Capital Realty Investors Tax Exempt Fund Limited Partnership ("Fund I-II") to be held at 10:00 a.m. on [meeting date], 1996. At the Special Meeting, the BAC Holders will vote upon a series of proposals relating to the merger (the "Merger") of an affiliate of Capital Apartment Properties, Inc. ("CAPREIT") into Fund I-II and certain related transactions.

   As a result of the Merger, all of the Series II BACs (other than any BACs held by CAPREIT or its affiliates or Fund I-II) will be redeemed for cash in the amount of $14.24 per BAC, subject to increase based upon Available Cash (as defined) at closing and subject to reduction by the amount of fees and expenses payable to plaintiffs' counsel in certain litigation relating to the Merger.

   The proposed Merger and certain proposed related transactions (collectively, the "Transaction Proposals") are described in more detail in the accompanying Joint Proxy Statement for the special meeting of BAC Holders of Fund I-II and a special meeting of BAC holders of Capital Realty Investors Tax Exempt Fund III Limited Partnership ("Fund III") to be held for the purpose of a vote by the BAC holders of such Fund on similar transaction proposals.

   FOR THE REASONS SET FORTH BELOW, THE GENERAL PARTNER BELIEVES THAT THE PROPOSED MERGER PRESENTS THE BEST ALTERNATIVE CURRENTLY AVAILABLE TO BAC HOLDERS FOR MAXIMIZING RETURN AND MINIMIZING RISK TODAY.

   Absent a significant increase in the cash flows generated by, or the market values of, the properties securing the mortgage revenue bonds, the General Partner anticipates that the mortgage revenue bonds will not be paid off at par when the associated mortgage loans mature at various times in 1998 through 2000. The five mortgage loans relating to the mortgage revenue bonds held by Fund I-II, Series II have not been paying the full amount of base interest for some period of time. Instead, Fund I-II has been receiving interest based on the cash flow of the properties securing the mortgage revenue bonds and interest has accrued on the unpaid base interest at the base interest rate. There is no assurance that Fund I-II will receive payments that will pay down materially the accrued interest. For the loans to be paid in full at maturity, the cash flow and value of the underlying properties must appreciate significantly to avoid a default under the mortgage revenue bonds in the next two to four years.

   THEREFORE, THE GENERAL PARTNER RECOMMENDS THAT BAC HOLDERS VOTE "FOR" APPROVAL OF THE TRANSACTION PROPOSALS.

   THE GENERAL PARTNER BELIEVES THAT EACH OF THE TRANSACTION PROPOSALS IS FAIR TO, AND IN THE BEST INTERESTS OF THE BAC HOLDERS for the following reasons:

    .   The unadjusted cash consideration being offered to the Series II BAC
Holders in the Merger represents a substantial premium of approximately 30.9% over the market price of BACs, as of September 8, 1995, the last trading day prior to the initial public announcement of the Merger.

    .   The General Partner approved the Merger and the related transactions subject to, and subsequently relied upon, the written fairness opinion of Oppenheimer & Co., Inc. to the Series II BAC Holders, which was received on March 14, 1996, that, subject to the assumptions and limitations set forth therein, the redemption price offered to such BAC Holders in the Merger is fair to such BAC Holders from a financial point of view.

    .   The General Partner believes that liquidating Fund I-II today by selling the mortgage revenue bonds would not provide greater net proceeds to the BAC Holders than they would receive as a result of the Merger. The General Partner believes that liquidating the Fund today by foreclosing on the mortgage loans and selling the properties that secure them would not provide greater net proceeds to BAC Holders than they would receive as a result of the Merger.

    .   The General Partner believes that waiting until loan maturity either to liquidate the properties securing the mortgage revenue bonds or to extend the maturity dates of the mortgage loans would not provide greater present value net proceeds to the BAC Holders than they would receive under the current Merger offer.

    .   Due to certain risks relating to the tax-exempt status of the mortgage revenue bonds, the General Partner believes that it is advisable to receive a sum certain now rather than continue to hold the mortgage revenue bonds for the originally anticipated life of the investment. A loss of the tax-exempt status may result in a significant reduction in the value of the mortgage revenue bonds and the BACs.

    .   CAPREIT is bearing the bulk of the transaction costs associated with the
Merger and all the risks associated with the refunding process with respect to the mortgage revenue bonds which it contemplates completing subsequent to the Merger.

    .   CAPREIT's considerable experience and expertise in the real estate industry, and its knowledge of and familiarity with the mortgage revenue bonds and the properties that secure them, enhanced CAPREIT's willingness to pursue the Merger without requiring that Fund I-II make extensive representations and warranties, including representations regarding environmental and other property matters and the tax-exempt status of the mortgage revenue bonds. These factors, together with CAPREIT's financial wherewithal and sophistication, indicated to the General Partner that CAPREIT could consummate the Merger and obtain the necessary financing.

    .   Since the public announcement of the Merger in September, 1995, no other party has come forward with any offer for the BACs or the assets of Fund I-II or Fund III.

    .   Counsel for the plaintiffs in certain class actions relating to the
Mergers actively solicited competing offers for the past several months and provided third parties with financial information concerning the Funds. However, no other party has submitted a competing offer.

    .   Counsel for the plaintiffs in such class actions who originally questioned the sufficiency of the consideration being offered to the BAC Holders have now entered into a settlement increasing the consideration payable to the BAC Holders, and have determined that the settlement is fair, reasonable, adequate and in the best interests of the BAC Holders.

   In addition to voting on the proposed Merger, the BAC Holders are being asked to vote on certain proposed related transactions (collectively with the Merger and each other proposal, the "Transaction Proposals"), including: (i) a proposal to remove the General Partner in connection with and immediately prior to the consummation of the Merger and to simultaneously elect in its stead a newly-formed, wholly-owned subsidiary of CAPREIT as its general partner; (ii) a proposal to amend the Agreement of Limited Partnership of Fund I-II, to authorize (a) the Merger and the Merger Agreement (as defined) and the transactions contemplated thereby and (b) the issuance of a limited partner interest in Fund I-II to CAPREIT or its designee in exchange for a contribution of real property or other assets, and the admission of CAPREIT or its designee as a limited partner in Fund I-II; and (iii) any other business as may properly come before the Special Meeting or any adjournments or postponements thereof (including adjournment of such meeting).

   In considering the Transaction Proposals, BAC Holders should be aware that the General Partner may have interests in conflict with those of the BAC Holders. See "Interests of Certain Persons in the Transactions" and "Certain Relationships and Related Transactions" in the accompanying Joint Proxy Statement.

   BAC Holders are urged to review carefully the accompanying Joint Proxy Statement. The affirmative vote of the holders of a majority of the outstanding BACs voting as a single class will be necessary for the approval of each of the Transaction Proposals. The approval of each of the Transaction Proposals is a condition to the approval of each other Transaction Proposal. At the option of CAPREIT, the consummation of the Transaction Proposals also is conditioned upon the consummation of similar transactions by Fund III. It is important to understand that if you abstain from voting, your BACs will, in effect, be counted as being voted against the Transaction Proposals.

   All BAC Holders are cordially invited to attend the Special Meeting. Whether or not you plan to attend the Special Meeting in person and regardless of the number of BACs you own, PLEASE COMPLETE, SIGN AND DATE THE ENCLOSED GOLD PROXY AND MAIL IT AS SOON AS POSSIBLE IN THE ENCLOSED STAMPED, ADDRESSED RETURN ENVELOPE TO ENSURE THAT YOUR BACS ARE VOTED AT THE SPECIAL MEETING. You may vote in person if you wish to do so even though you have previously sent in your Proxy.

   THE VOTE OF EVERY BAC HOLDER IS IMPORTANT.


                            Very truly yours,

                            CRITEF ASSOCIATES LIMITED
                             PARTNERSHIP, General Partner

                                ___________________________
                                William B. Dockser
                                Chairman of the Board

                                         and

                                ___________________________
                                H. William Willoughby
                                President

                                of CRI, Inc., as general partner of
                                CRITEF ASSOCIATES LIMITED
                                PARTNERSHIP

        CAPITAL REALTY INVESTORS TAX EXEMPT FUND III LIMITED PARTNERSHIP

                              c/o The CRI Building
                              11200 Rockville Pike
                           Rockville, Maryland  20852

                                                               ________ __, 1996
Dear BAC Holder:

   You are cordially invited to attend the special meeting of the holders (the "BAC Holders") of Beneficial Assignee Certificates ("BACs") issued by Capital Realty Investors Tax Exempt Fund III Limited Partnership ("Fund III") to be held at 11:00 a.m. on [meeting date], 1996. At the Special Meeting, the BAC Holders will vote upon a series of proposals relating to merger (the "Merger") of an affiliate of Capital Apartment Properties, Inc. ("CAPREIT") into Fund III and certain related transactions.

   As a result of the Merger, all of the BACs (other than any BACs held by CAPREIT or its affiliates or Fund III) will be redeemed for cash in the amount of $15.18 per BAC, subject to increase based upon Available Cash (as defined) at closing and subject to reduction by the amount of fees and expenses payable to plaintiffs' counsel in certain litigation relating to the Merger.

   The proposed Merger and certain proposed related transactions (collectively, the "Transaction Proposals") are described in more detail in the accompanying Joint Proxy Statement for the special meeting of BAC Holders of Fund III and a special meeting of BAC holders of Capital Realty Investors Tax Exempt Fund Limited Partnership ("Fund I-II") to be held for the purpose of a vote by the BAC holders of such Fund on similar transaction proposals.

   FOR THE REASONS SET FORTH BELOW, THE GENERAL PARTNER BELIEVES THAT THE PROPOSED MERGER PRESENTS THE BEST ALTERNATIVE AVAILABLE TO BAC HOLDERS FOR MAXIMIZING RETURN AND MINIMIZING RISK TODAY.

   Absent a significant increase in the cash flows generated by, or the market values of, the properties securing the mortgage revenue bonds, the General Partner anticipates that most of the mortgage revenue bonds will not be paid off at par when the associated mortgage loans mature at various times in 1998 through 2000. Six of the eight mortgage loans relating to the mortgage revenue bonds held by Fund III have not been paying the full amount of base interest for some period of time. Instead, the Fund has been receiving interest based on the cash flow of the properties securing the mortgage revenue bonds and interest has accrued on the unpaid base interest at the base interest rate. There is no assurance that Fund III will receive payments that will pay down materially the accrued interest. For the loans to be paid in full at maturity, the cash flow and value of the underlying properties must appreciate significantly to avoid a default under the majority of the mortgage revenue bonds in the next two to four years.

   THEREFORE, THE GENERAL PARTNER RECOMMENDS THAT BAC HOLDERS VOTE "FOR" APPROVAL OF THE TRANSACTION PROPOSALS.

   THE GENERAL PARTNER BELIEVES THAT EACH OF THE TRANSACTION PROPOSALS IS FAIR TO, AND IN THE BEST INTERESTS OF, THE BAC HOLDERS for the following reasons:

    .   The unadjusted cash consideration being offered to the Fund III BAC
Holders in the Merger represents a substantial premium of approximately 26.5% over the market price of BACs, as of September 8, 1995, the last trading day prior to the initial public announcement of the Merger.

    .   The General Partner approved the Merger and the related transactions subject to, and subsequently relied upon, the written fairness opinion of Oppenheimer & Co., Inc. to the Fund III BAC Holders, which was received on March 14, 1996, that, subject to the assumptions and limitations set forth therein, the redemption price offered to such BAC Holders in the Merger is fair to such BAC Holders from a financial point of view.

    . The General Partner believes that liquidating Fund III today by selling the mortgage revenue bonds would not provide greater net proceeds to the BAC Holders than they would receive as a result of the Merger. The General Partner believes that liquidating Fund III today by foreclosing on six of the eight mortgage loans and selling the properties that secure them, as well as the remaining mortgage revenue bonds, would not provide greater net proceeds to BAC Holders than they would receive as a result of the Merger.

    .   The General Partner believes that waiting until loan maturity either to liquidate the properties securing the mortgage revenue bonds or to extend the maturity dates of the mortgage loans would not provide greater present value net proceeds to the BAC Holders than they would receive under the current Merger offer.

    .   Due to certain risks relating to the tax-exempt status of the mortgage revenue bonds, the General Partner believes that it is advisable to receive a sum certain now rather than continue to hold the mortgage revenue bonds for the originally anticipated life of the investment. A loss of the tax-exempt status may result in a significant reduction in the value of the mortgage revenue bonds and the BACs.

    .   CAPREIT is bearing the bulk of the transaction costs associated with the
Merger and all the risks associated with the refunding process with respect to the mortgage revenue bonds which it contemplates completing subsequent to the Merger.

    .   CAPREIT's considerable experience and expertise in the real estate industry, its knowledge of and familiarity with the mortgage revenue bonds and the properties that secure them, enhanced CAPREIT's willingness to pursue the Merger without requiring that Fund III make extensive representations and warranties, including representations regarding environmental and other property matters and the tax-exempt status of the mortgage revenue bonds. These factors, together with CAPREIT's financial wherewithal and sophistication, indicated to the General Partner that CAPREIT could consummate the Merger and obtain the necessary financing.

    .   Since the public announcement of the Merger in September, 1995 no other party has come forward with any offer for the BACs or the assets of Fund I-II or Fund III.

    .   Counsel for the plaintiffs in certain class actions relating to the
Merger actively solicited competing offers for the past several months and provided third parties with financial information concerning the Funds. However, no other party has submitted a competing offer.

    .   Counsel for the plaintiffs in such class actions who originally questioned the sufficiency of the consideration being offered to the BAC Holders have now entered into a settlement increasing the consideration payable to the BAC Holders, and have determined that the settlement is fair, reasonable, adequate and in the best interests of the BAC Holders.

   In addition to voting on the proposed Merger, the BAC Holders are being asked to vote on certain proposed related transactions (collectively with the Merger and each other proposal, the "Transaction Proposals"), including: (i) a proposal to remove the General Partner in connection with and immediately prior to the consummation of the Merger and to simultaneously elect in its stead of a newly-formed, wholly-owned subsidiary of CAPREIT as its general partner; (ii) a proposal to amend the Agreement of Limited Partnership of Fund III to authorize
(a) the Merger and the Merger Agreement (as defined) and the transactions contemplated thereby and (b) the issuance of a limited partner interest in Fund III to CAPREIT or its designee in exchange for a contribution of real property or other assets, and the admission of CAPREIT or its designee as a limited partner in Fund III; and (iii) any other business as may properly come before the Special Meeting or any adjournments or postponements thereof (including adjournment of such meeting).

   In considering the Transaction Proposals, BAC Holders should be aware that the General Partner may have interests in conflict with those of the BAC Holders. See "Interests of Certain Persons in the Transactions" and "Certain Relationships and Related Transactions" in the accompanying Joint Proxy Statement.

   BAC Holders are urged to review carefully the accompanying Joint Proxy Statement. The affirmative vote of the holders of a majority of the outstanding BACs will be necessary for the approval of each of the Transaction Proposals. The approval of each of the Transaction Proposals is a condition to the approval of each other Transaction Proposal. At the option of CAPREIT, the consummation of the Transaction Proposals also is conditioned upon the consummation of similar transactions by Fund III. It is important to understand that if you abstain from voting, your BACs will, in effect, be counted as being voted against the Transaction Proposals.

   All BAC Holders are cordially invited to attend the Special Meeting. Whether or not you plan to attend the Special Meeting in person and regardless of the number of BACs you own, PLEASE COMPLETE, SIGN AND DATE THE ENCLOSED GOLD PROXY AND MAIL IT AS SOON AS POSSIBLE IN THE ENCLOSED STAMPED, ADDRESSED RETURN ENVELOPE TO ENSURE THAT YOUR BACS ARE VOTED AT THE SPECIAL MEETING. You may vote in person if you wish to do so even though you have previously sent in your Proxy.

   THE VOTE OF EVERY BAC HOLDER IS IMPORTANT.


                            Very truly yours,

                            CRITEF III ASSOCIATES LIMITED
                             PARTNERSHIP, General Partner

                                ___________________________
                                William B. Dockser
                                Chairman of the Board

                                         and

                                ___________________________
                                H. William Willoughby
                                President

                                of CRI, Inc., as general partner of
                                CRITEF III ASSOCIATES LIMITED
                                PARTNERSHIP

          CAPITAL REALTY INVESTORS TAX EXEMPT FUND LIMITED PARTNERSHIP

        CAPITAL REALTY INVESTORS TAX EXEMPT FUND III LIMITED PARTNERSHIP

                              ____________________

                           NOTICE OF SPECIAL MEETINGS
                       To Be Held on [meeting date], 1996

     NOTICE IS HEREBY GIVEN that special meetings of the holders (the "BAC Holders") of Beneficial Assignee Certificates ("BACs") in Series I and II issued by Capital Realty Investors Tax Exempt Fund Limited Partnership, a Delaware limited partnership ("Fund I-II"), and BACs issued by Capital Realty Investors Tax Exempt Fund III Limited Partnership, a Delaware limited partnership ("Fund III," and together with Fund I-II, the "Funds") , will be held at 10:00 a.m. and 11:00 a.m., respectively, on [meeting date], 1996 at [location of meeting].

     The purpose of the special meetings is to consider and vote upon:

     (i) the proposed mergers (each, a "Merger" and together, the "Mergers") of an affiliate of Capital Apartment Properties, Inc., a Maryland corporation ("CAPREIT"), with and into each of the Funds, as a result of which all of the BACs (other than any BACs held by CAPREIT or its affiliates or the Funds), will be redeemed for cash at the redemption prices set forth below;

     (ii) the removal of the current general partner of each of the Funds in connection with and immediately prior to the Mergers and the election in its stead of a newly-formed, wholly-owned subsidiary of CAPREIT; and

     (iii) the proposed amendments to the Agreements of Limited Partnership of the Funds to authorize expressly the Mergers and the Merger Agreements (as defined below) and the transactions contemplated thereby and the admission of a designee of CAPREIT as a limited partner.

     Specifically, at the Special Meetings, the BAC Holders of each Fund will consider and vote upon the following:

               1. A proposal (the "Merger Proposal") to approve and adopt (a) with respect to Fund I-II, the Second Amended and Restated Agreement and Plan of Merger, dated as of May 18, 1996 (the "Fund I-II Merger Agreement"), among Fund I-II, CRITEF Associates Limited Partnership, a Delaware limited partnership which is the general partner of Fund I-II ("Fund I-II GP"), Watermark Partners, L.P., a Delaware limited partnership formed by CAPREIT for purposes of the Merger ("Merger Partnership"), et al., pursuant to which, among other things, each BAC (other than any BACs held by CAPREIT or its affiliates or the Funds) will be redeemed for cash in the amount of $14.41 per BAC in the case of Series I and $14.24 per BAC in the case of Series II, in each case subject to adjustment as described below, and (b) with respect to Fund III, the Second Amended and Restated Agreement and Plan of Merger, dated as of May 18, 1996 (the "Fund III Merger Agreement" and, together with the Fund I-II Merger Agreement, the "Merger Agreements"), among Fund III, CRITEF III Associates Limited Partnership, a Delaware limited partnership which is the general partner of Fund III ("Fund III GP" and, together with Fund I-II GP, the "General Partners"), Watermark III Partners, L.P., a Delaware limited partnership formed by CAPREIT for purposes of the Merger ("Merger Partnership III," and together with Merger Partnership, the "Merger Partnerships"), et al., pursuant to which, among other things, each BAC (other than any BACs held by CAPREIT or its affiliates or the Funds) will be redeemed for cash in the amount of $15.18 per BAC, subject to adjustment as described below. In each case, the redemption price per BAC is subject to increase based upon the amount of Available Cash (as defined in the Merger Agreements) at closing and subject to reduction by the amount of fees and expenses awarded to counsel for the plaintiffs in certain litigation relating to the Mergers which is described in more detail in the accompanying Joint Proxy Statement;

               2. A proposal (the "New Partners Proposal") to approve, with respect to each Fund, the removal of such Fund's General Partner in connection with and immediately prior to the consummation of a Merger and the simultaneous election in its stead of a newly-formed, wholly-owned subsidiary of CAPREIT as general partner;

               3. A proposal (the "Amendment Proposal" and, together with the New Partners Proposal and the Merger Proposal, the "Transaction Proposals") to amend the respective Agreements of Limited Partnership of each of the Funds to authorize (a) the Mergers and the Merger Agreements and the transactions contemplated thereby and (b) the issuance of a limited partner interest in each of the Funds to CAPREIT or its designee in exchange for a contribution of real property or other assets, and the admission of CAPREIT or its designee as a limited partner in each of the Funds; and

               4. Such other business as may properly come before the Special Meetings or any adjournments or postponements thereof (including adjournment of such Special Meetings).

     THE APPROVAL AND ADOPTION, BY THE BAC HOLDERS OF EACH FUND, OF EACH TRANSACTION PROPOSAL TO BE VOTED UPON BY THEM IS CONTINGENT UPON THE APPROVAL AND ADOPTION, BY THE BAC HOLDERS OF SUCH FUND, OF EACH OTHER TRANSACTION PROPOSAL TO BE VOTED UPON BY THEM. THE CONSUMMATION OF THE TRANSACTION PROPOSALS BY ONE FUND IS A CONDITION TO THE CONSUMMATION OF THE TRANSACTION PROPOSALS BY THE OTHER FUND, WHICH CONDITION MAY BE WAIVED BY CAPREIT IN ITS SOLE AND ABSOLUTE DISCRETION.

     The Transaction Proposals and certain related matters, including, without limitation, certain payments to be made to the General Partners and certain of their affiliates, are more fully described in the Joint Proxy Statement accompanying this notice.

     Only BAC Holders of record as of the close of business on [record date], 1996 are entitled to notice of and to vote at the Special Meeting of BAC Holders in the Fund in which they own BACs. Approval of each of the Transaction Proposals by each Fund will require the affirmative vote of a majority of such Fund's BAC Holders voting together as a single class.

     Whether or not you plan to attend the Special Meeting in person and regardless of the number of BACs you own, please complete, sign and date the enclosed Proxy and mail it as soon as possible in the enclosed stamped, addressed return envelope to ensure that your BACs are voted at the Special Meeting. You may vote in person if you wish to do so even though you have previously sent in your Proxy.

                              By Order of the General Partners:


                              CRITEF ASSOCIATES LIMITED
                               PARTNERSHIP


                              CRITEF III ASSOCIATES LIMITED
                               PARTNERSHIP

Rockville, Maryland
________ __, 1996

          If you have any questions or need assistance in voting your BACs, please contact MacKenzie Partners, Inc. at the toll-free number listed below.

                               MACKENZIE PARTNERS
                                156 Fifth Avenue
                              New York, NY  10010
                         (212) 929-5500 (call collect)
                                       or
                         CALL TOLL FREE (800) 322-2885



THIS TRANSACTION HAS NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION NOR HAS THE COMMISSION PASSED UPON THE FAIRNESS OR MERITS OF SUCH TRANSACTIONS OR UPON THE ACCURACY OF ADEQUACY OF THE INFORMATION CONTAINED IN THIS DOCUMENT. ANY REPRESENTATION TO THE CONTRARY IS UNLAWFUL.

                    CAPITAL REALTY INVESTORS TAX EXEMPT FUND
                              LIMITED PARTNERSHIP

                  CAPITAL REALTY INVESTORS TAX EXEMPT FUND III
                              LIMITED PARTNERSHIP
                              c/o The CRI Building
                              11200 Rockville Pike
                           Rockville, Maryland  20852



                             JOINT PROXY STATEMENT
                                      FOR
                        SPECIAL MEETINGS OF BAC HOLDERS
                                   TO BE HELD
                              [meeting date], 1996

                                 TABLE OF CONTENTS


SUMMARY.......................................................... 1

GENERAL INFORMATION..............................................18
   TIME AND PLACE OF THE SPECIAL MEETINGS........................18
   PURPOSE OF THE SPECIAL MEETINGS...............................18
   RECORD DATE; VOTE REQUIREMENTS................................20
   VOTING PROCEDURES AND PROXIES.................................21
   ADJOURNMENT OF THE SPECIAL MEETINGS...........................22
   NO DISSENTER'S RIGHTS.........................................22
   SOLICITATION OF PROXIES.......................................22

BAC OWNERSHIP....................................................23
   PRINCIPAL BAC HOLDERS.........................................23
   MANAGEMENT....................................................23

SPECIAL CONSIDERATIONS...........................................24
   PURPOSE OF THE TRANSACTION PROPOSALS..........................24
   POTENTIAL ADVERSE CONSEQUENCES OF THE MERGERS.................25
   REASONS FOR THE PROPOSED MERGERS..............................25
        Background of the Funds..................................25
        Background of the Mergers................................27
        Alternatives to the Mergers..............................31
   RECOMMENDATIONS OF THE GENERAL PARTNERS.......................33
   FAIRNESS OPINIONS OF OPPENHEIMER & CO., INC...................36

INTERESTS OF CERTAIN PERSONS IN THE TRANSACTIONS.................41

THE TRANSACTION PROPOSALS........................................43
   THE MERGER PROPOSAL...........................................43
        The Mergers..............................................43
        The Merger Agreements....................................44
             Conditions to Consummation of the Mergers...........44
             Conduct of Business Pending the Mergers.............45
             Other Pre-Closing Covenants.........................46
             Post-Closing Covenants..............................46
             No Solicitation.....................................46
             Indemnification.....................................47
             Termination.........................................47
             Deposit.............................................48
             Fees and Expenses...................................49
        Tax Treatment............................................51
        The Financing............................................51

             Credit Enhancement..................................52
             Collateral..........................................52
             Proposed Amendments to Mortgage Revenue Bonds.......53
             Miscellaneous.......................................53

NEW PARTNERS PROPOSAL............................................53

AMENDMENT PROPOSAL...............................................54

CERTAIN FEDERAL INCOME TAX CONSEQUENCES OF THE MERGERS AND
     RELATED TRANSACTIONS........................................54
   INTRODUCTION..................................................54
   GENERAL PRINCIPLES OF PARTNERSHIP TAXATION....................54
   CERTAIN FEDERAL INCOME TAX CONSEQUENCES OF THE MERGERS........55
   CERTAIN FEDERAL INCOME TAX CONSEQUENCES OF THE FINANCING
     TRANSACTION.................................................56
   CERTAIN TAX MATTERS RELATING TO TAX-EXEMPT BONDS..............56

MARKET PRICE DATA FOR FUND I-II..................................57

MARKET PRICE DATA FOR FUND III...................................59

LITIGATION.......................................................61

MANAGEMENT OF THE FUNDS..........................................65

THE MERGER PARTNERSHIPS..........................................66

MANAGEMENT OF THE MERGER PARTNERSHIPS............................67

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS...................69

CERTAIN LEGAL MATTERS............................................70

ACCOUNTANTS......................................................70

INCORPORATION OF CERTAIN DOCUMENTS BY REFERENCE..................71


Appendix A-1  Second Amended and Restated Agreement
              and Plan of Merger among Capital Realty
              Investors Tax Exempt Fund Limited
              Partnership, CRITEF Associates Limited
              Partnership, and Watermark Partners, L.P.

Appendix A-2  Second Amended and Restated Agreement
              and Plan of Merger among Capital Realty
              Investors Tax Exempt Fund III Limited
              Partnership, CRITEF III Associates
              Limited Partnership, and Watermark III
              Partners, L.P.

Appendix B-1  Fairness Opinion of Oppenheimer & Co.,
              Inc. Delivered to Capital Realty
              Investors Tax Exempt Fund Limited
              Partnership Relating to the Holders of
              Beneficial Assignee Certificates of
              Series I

Appendix B-2  Fairness Opinion of Oppenheimer & Co.,
              Inc. Delivered to Capital Realty
              Investors Tax Exempt Fund Limited
              Partnership Relating to the Holders of
              Beneficial Assignee Certificates of
              Series II

Appendix B-3  Fairness Opinion of Oppenheimer & Co.,
              Inc. Delivered to Capital Realty
              Investors Tax Exempt Fund III Limited
              Partnership Relating to the Holders of
              its Beneficial Assignee Certificates

Appendix C-1  Proposed Amendments to the Agreement of
              Limited Partnership of Capital Realty
              Investors Tax Exempt Fund Limited
              Partnership

Appendix C-2  Proposed Amendments to the Agreement of
              Limited Partnership of Capital Realty
              Investors Tax Exempt Fund III Limited
              Partnership

                             AVAILABLE INFORMATION

     Capital Realty Investors Tax Exempt Fund Limited Partnership, a Delaware limited partnership ("Fund I-II"), and Capital Realty Investors Tax Exempt Fund III Limited Partnership, a Delaware limited partnership ("Fund III," and together with Fund I-II, the "Funds") , are subject to the informational requirements of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), and, in accordance therewith, file reports, proxy statements and other information with the Securities and Exchange Commission (the "Commission"). The reports, proxy statements and other information filed by the Funds with the Commission can be inspected and copied at the public reference facilities maintained by the Commission at Judiciary Plaza, 450 Fifth Street, N.W., Washington, D.C. 20549 and at the public reference facilities maintained by the Commission at 7 World Trade Center, Suite 1300, New York, New York, 10048 and at Northwestern Atrium Center, Suite 1400, 500 West Madison Street, Chicago, Illinois 60661. Copies of such materials can be obtained at prescribed rates from the Public Reference Section of the Commission at 450 Fifth Street, N.W., Washington, D.C. 20549. The Beneficial Assignee Certificates in the Funds are listed for trading on the American Stock Exchange. Copies of documents filed by the Funds can also be inspected at the offices of the American Stock Exchange at 86 Trinity Place, New York, New York 10006.

                             ADDITIONAL INFORMATION

     Pursuant to Rule 13e-3 of the General Rules and Regulations under the Exchange Act, the Funds, CRITEF Associates Limited Partnership, CRITEF III Associates Limited Partnership, Capital Apartment Properties, Inc. ("CAPREIT"), Watermark Partners, L.P., and Watermark III Partners, L.P. (the "Filing Parties") have filed with the Commission a Rule 13e-3 Transaction Statement on
Schedule 13E-3 (the "Schedule 13E-3"), together with exhibits thereto, furnishing certain additional information with respect to the Mergers and related transactions. This Proxy Statement does not contain all the information contained in the Schedule 13E-3, certain portions of which are omitted as permitted by the rules and regulations of the Commission. Reference is hereby made to the Schedule 13E-3, including the exhibits thereto, for further information with respect to the Filing Parties and the Mergers and the related transactions. The Schedule 13E-3 may be inspected at the Commission's offices, without charge, or copies thereof may be obtained from the Commission upon the payment of prescribed rates. Statements contained in this Proxy Statement as to the contents of any contract or other document filed as an exhibit to the
Schedule 13E-3 are not necessarily complete and in each instance reference is hereby made to the copy of such contract or other documents filed as an exhibit to the Schedule 13E-3, each such statement being qualified in all respects by such reference.

     All reports and opinions from outside parties described under "SPECIAL CONSIDERATIONS" will be made available for inspection and copying at the principal executive offices of the Funds during their regular business hours by any interested BAC Holder or representative thereof who has been so designated in writing.

                                    SUMMARY

     The following is a brief summary of information contained elsewhere in this Proxy Statement. This summary is not intended to be complete and is qualified in all respects by reference to the detailed information contained elsewhere in this Proxy Statement and the Appendices attached to this Proxy Statement. BAC Holders are urged to review carefully the entire Proxy Statement including the Appendices.

     These proxy materials are being furnished to the holders (the "BAC Holders") of Beneficial Assignee Certificates ("BACs") in Series I and II issued by Capital Realty Investors Tax Exempt Fund Limited Partnership, a Delaware limited partnership ("Fund I-II"), and BACs issued by Capital Realty Investors Tax Exempt Fund III Limited Partnership, a Delaware limited partnership ("Fund III," and together with Fund I-II, the "Funds") , in connection with the solicitation of proxies for use at the Special Meetings of the BAC Holders in Fund I-II and Fund III to be held at 10:00 a.m. and 11:00 a.m., respectively, on [meeting date], 1996 at [location of meeting] and at any adjournments or postponements thereof (the "Special Meetings").

     This Proxy Statement is first being mailed to the BAC Holders on or about [mailing date], 1996. Each BAC Holder is entitled to one vote for each BAC held of record by such BAC Holder at the close of business on _________ [__], 1996 (the "Record Date"), with respect to each of the proposals described in this Proxy Statement to be voted upon by such BAC Holder.


THE SPECIAL MEETINGS

PURPOSE OF THE SPECIAL MEETINGS

     The purpose of the Special Meetings is to consider and vote upon:

     (i) the proposed mergers (each, a "Merger" and together, the "Mergers") of an affiliate of Capital Apartment Properties, Inc., a Maryland corporation ("CAPREIT"), with and into each of the Funds, as a result of which the BACs (other than any BACs held by CAPREIT and its affiliates or the Funds) will be redeemed for cash at the redemption prices set forth below;

     (ii) the removal of the current general partner of each of the Funds in connection with and immediately prior to the Mergers and the simultaneous election in its stead of a newly-formed, wholly-owned subsidiary of CAPREIT ("CAPREIT GP") as general partner; and

     (iii) certain proposed amendments to the Agreements of Limited Partnership of the Funds to authorize expressly the Mergers and the Merger Agreements (as defined below) and the transactions contemplated thereby and the admission of CAPREIT or its designee as a limited partner of each of the Funds.

     Specifically, at each Special Meeting, the BAC Holders of a Fund will, with respect to such Fund, consider and vote upon:

     (i) A proposal (the "Merger Proposal") to approve and adopt (a) with respect to Fund I-II, the Second Amended and Restated Agreement and Plan of Merger, dated as of May 18, 1996 (the "Fund I-II Merger Agreement"), among Fund I-II, CRITEF Associates Limited Partnership, a Delaware limited partnership which is the general partner of Fund I-II ("Fund I-II GP"), Watermark Partners, L.P., a Delaware limited partnership ("Merger Partnership"), et al., which provides for the Merger of Merger Partnership into Fund I-II, and (b) with respect to Fund III, the Second Amended and Restated Agreement and Plan of Merger, dated as of May 18, 1996 (the "Fund III Merger Agreement," and together with the Fund I-II Merger Agreement, the "Merger Agreements"), among Fund III, CRITEF III Associates Limited Partnership, a Delaware limited partnership which is the general partner of Fund III ("Fund III GP," and together with Fund I-II GP, the "General Partners"), and Watermark III Partners, L.P., a Delaware limited partnership ("Merger Partnership III," and together with Merger Partnership, the "Merger Partnerships"), et al., which provides for the Merger of Merger Partnership III into Fund III.

     Upon consummation of each Merger and by virtue thereof, (a) all of the BACs in the merged Fund (except as provided below) will be redeemed for cash at the redemption price of (i) with respect to Fund I-II, $14.41 per BAC in the case of Series I and $14.24 per BAC in the case of Series II and (ii) with respect to Fund III, $15.18 per BAC, in each case, subject to adjustment as described below (as adjusted, the "Redemption Price") and the interests represented by such BACs will be canceled, (b) interests in each of the Funds held by the Assignor Limited Partner of each of the Funds (the "Assignor Limited Partners") will be canceled and extinguished, (c) partnership interests in each of the Funds held by CAPREIT or its designee will remain outstanding and (d) in each case, BACs held by CAPREIT and its affiliates, if any, will be converted into limited partner interests in the respective Funds and BACs held by the Funds, if any, will be canceled and no consideration will be paid therefor.

     In arriving at the Redemption Price, the consideration to be paid to the BAC Holders in the Mergers, in each case, may be increased by the amount (the "Adjustment Amount") by which Available Cash (as defined below) is greater than, with respect to Fund I-II, $2,606,482 in the case of Series I, and $3,869,290 in the case of Series II, and, with respect to Fund III, $5,924,228. The maximum Adjustment Amount is, with respect to Fund I-II, $472,950 (or $0.21 per BAC) in the case of Series I, and $702,090 (or $0.22 per BAC) in the case of Series II, and, with respect to Fund III, $1,074,960 (or $0.20 per BAC). For purposes of calculating the Adjustment Amount, Available Cash means the amount of cash and cash equivalents held by or at the direction of a Fund after deducting any amounts then owed, accrued or reserved by such Fund for goods, services or liabilities of any nature or description (which liabilities shall not include any liabilities of the properties securing the Mortgage Revenue Bonds (as defined), including accrued real estate taxes and insurance); provided, that all
                                                              ---------
amounts held in tax and insurance escrows for all such properties and all amounts held in replacement reserves for the benefit of the Owner Partnerships (as defined) shall be deemed to be part of the Available Cash. Available Cash includes any addition to tax and insurance escrows for all of the properties securing the Mortgage Revenue Bonds and the replacement reserves for the benefit of the Owner Partnerships, less any withdrawals from such escrows and reserves, in each case, in the ordinary course of business and consistent with past practice.

     In arriving at the Redemption Price, the consideration to be paid to the BAC Holders in the Mergers, in each case, will be reduced by the amount of fees and expenses awarded by the court to counsel for the plaintiffs in certain class action litigation brought on behalf of all BAC Holders in connection with the Mergers. The Funds and the Merger Partnerships have agreed that they will not object to a fee and expense request by Plaintiffs' counsel of up to an aggregate of 20% of the aggregate improvement negotiated by them over the originally offered Merger consideration (currently expected to be $1,700,000). See "THE TRANSACTION PROPOSALS -- THE MERGER PROPOSAL" and "LITIGATION".

     (ii) A proposal (the "New Partners Proposal") to approve the removal of such Fund's General Partner in connection with and immediately prior to the consummation of a Merger and the simultaneous election of CAPREIT GP as general partner in its stead. CAPREIT has agreed to pay each of the General Partners $500,000 in consideration for its general partner interest in a Fund. See "INTERESTS OF CERTAIN PERSONS IN THE TRANSACTIONS" and "THE TRANSACTION PROPOSALS--NEW PARTNERS PROPOSAL".

     (iii) A proposal (the "Amendment Proposal," and together with the New Partners Proposal and the Merger Proposal, the "Transaction Proposals") to amend the respective Agreement of Limited Partnership (the "Partnership Agreement") of each of the Funds to authorize (a) the issuance, immediately prior to or concurrently with the Mergers, of a limited partner interest in each of the Funds to CAPREIT or its designee and the admission of CAPREIT or its designee as a limited partner of each of the Funds and (b) the Mergers and the Merger Agreements and the transactions contemplated thereby. See, "THE TRANSACTION PROPOSALS--AMENDMENT PROPOSAL".

     (iv) Such other business as may properly come before the Special Meetings or any adjournment or postponement thereof (including the adjournment of such Special Meetings).

     The approval and adoption, by the BAC Holders of each Fund, of each Transaction Proposal to be voted upon by them is conditioned upon the approval and adoption by such BAC Holders of each other Transaction Proposal to be voted upon by them.

     In the event that the BAC Holders in one Fund approve each of the Transaction Proposals to be voted upon by them, but the BAC Holders in the other Fund do not approve the Transaction Proposals to be voted upon by them, the Merger Partnerships may elect, at their sole and absolute discretion, whether or not to consummate the Merger and the related transactions with the Fund whose BAC Holders have approved the Transaction Proposals and not with the other Fund.

     THE GENERAL PARTNERS HAVE APPROVED THE RESPECTIVE TRANSACTION PROPOSALS AND DETERMINED THAT THE TRANSACTION PROPOSALS ARE FAIR TO AND IN THE BEST INTERESTS OF THE BAC HOLDERS. ACCORDINGLY, THE GENERAL PARTNERS RECOMMEND THAT THE BAC HOLDERS OF EACH FUND VOTE "FOR" EACH OF THE TRANSACTION PROPOSALS.

VOTE REQUIREMENTS AT THE SPECIAL MEETINGS; NO DISSENTER'S RIGHTS


     Pursuant to the Delaware Revised Uniform Limited Partnership Act (the "DRULPA") and the respective Partnership Agreement of each of the Funds, the approval and adoption of each of the Transaction Proposals by a Fund will require the affirmative vote of a majority of such Fund's BAC Holders entitled to vote at the Special Meetings voting together as a single class. In that regard, with respect to Fund I-II, holders of Series I BACs and Series II BACs will vote together as a single class and the approval of each of the Transaction Proposals will require the affirmative vote of a majority of the combined BAC Holders of Series I and Series II.


     In accordance with the DRULPA and the Partnership Agreements, the BAC Holders will have no dissenter's rights of appraisal in connection with the Transaction Proposals.

THE TRANSACTION PROPOSALS

THE MERGERS

     The Mergers will be effected pursuant to the terms of the Merger Agreements. Upon the consummation of the Mergers and by virtue thereof, (a) each BAC (other than any BACs held by CAPREIT or its affiliates or the Funds) will be canceled and extinguished and converted into the right to receive the Redemption Price, (b) interests held by the Assignor Limited Partner of each of the Funds will be canceled and extinguished, (c) partnership interests in each of the Funds held by CAPREIT or its designees will remain outstanding, and (d) in each case, BACs held by CAPREIT and its affiliates, if any, will be converted into limited partner interests in the respective Funds and BACs held by the Funds, if any, will be canceled and no consideration will be paid therefor.

     Immediately prior to the consummation of the Mergers, the General Partner of each of the Funds will be removed as general partner and simultaneously replaced with CAPREIT GP as general partner. CAPREIT has agreed to pay each General Partner $500,000 in consideration for its general partner interest in a Fund. See "INTERESTS OF CERTAIN PERSONS IN THE MERGERS". Also, each of the Funds will issue, concurrently with or immediately prior to the consummation of the Mergers, limited partner interests in each of the Funds to CAPREIT or its designee in exchange for the contribution of real property or other assets and admit it as a limited partner in each of the Funds.

     Pursuant to the Merger Agreements, a Merger will become effective on the date (the "Effective Date") and at the time (the "Effective Time") that the applicable Certificate of Merger is filed pursuant to Delaware law. It is currently anticipated that the Effective Date and Effective

Time will occur as soon as practicable after the later of the completion of the Special Meetings and the receipt of a final and non-appealable order approving the settlement in certain class actions relating to the Merger. See "LITIGATION." Following the Effective Date and Effective Time and as a result of a Merger, a Fund, as the surviving entity of the Merger, will continue in existence under Delaware law, but will be wholly owned by CAPREIT and its affiliates. Upon consummation of a Merger, the BACs will be delisted and will no longer trade on the American Stock Exchange, Inc. (the "AMEX"), and a Fund will cease to be a reporting company under the Securities Exchange Act of 1934, as amended.

     The BAC transfer books of the Funds will be closed as of the close of business on the Effective Date and no transfer of record of BACs will be made thereafter other than the registration of transfers reflecting transfers occurring before the close of business on the Effective Date.

     The description contained in this Proxy Statement of the terms and conditions of the Mergers, the Merger Agreements, and the other related transactions and documents is qualified in its entirety by reference to the text of the Merger Agreements, copies of which are attached hereto as Appendices A-1 and A-2 and which are incorporated herein by reference. See "THE TRANSACTION PROPOSALS -- THE MERGER PROPOSAL -- The Mergers."

THE FUNDS AND THE MERGER PARTNERSHIPS

     The Funds. Each of the Funds was originally formed to acquire a portfolio of tax-exempt mortgage revenue bonds (the "Mortgage Revenue Bonds") issued by various state or local governments or their agencies or instumentalities, which were collateralized by non-recourse participating first mortgage loans on multifamily residential developments. The Funds are Delaware limited partnerships with executive offices at c/o C.R.I., Inc., The CRI Building, 11200 Rockville Pike, Rockville, Maryland 20852.

     The General Partner of Fund I-II is CRITEF Associates Limited Partnership ("Fund I-II GP"), the managing general partner of which is C.R.I., Inc. ("CRI"), and the other general partners of which are William B. Dockser, H. William Willoughby and Martin C. Schwartzberg. Mr. Schwartzberg retired from active participation in the business of the Funds and has not performed any duties as a general partner of Fund I-II GP since January 1, 1990. See "LITIGATION." The General Partner of Fund III is CRITEF III Associates Limited Partnership ("Fund III GP"), the general partner of which is CRI.

     The Merger Partnerships. The Merger Partnerships have been created solely for the purpose of effecting the Mergers and have engaged in no other business or operations. CAPREIT, the general partner of each of the Merger Partnerships, is based in Rockville, Maryland, and is a self-managed, self-administered private real estate investment trust. It currently owns 30 multi-family complexes located in 10 states. In addition to managing the 7,512 apartments that it owns, CAPREIT Residential Corporation, an affiliate of CAPREIT ("CAPREIT Residential"), manages another 9,073 apartments (including 14 of the properties securing the Mortgage Revenue Bonds) for third-party owners. CAPREIT has a total capitalization in excess of $331 million. AP CAPREIT Partners, L.P. ("AP CAPREIT") holds 99.83% of the outstanding capital stock of CAPREIT. CAPREIT Limited Partnership, a Maryland limited partnership, is the initial limited partner of the merger partnerships. Except for CAPREIT Residential's management of 14 of the properties securing the Mortgage Revenue Bonds and 13 properties held by other CRI related entities and CAPREIT's sublease of office space from CRI, neither CAPREIT nor any of its affiliates have any affiliation with CRI or any of its partners or affiliates. See "CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS." The Merger Partnerships are Delaware limited partnerships with executive offices at 11200 Rockville Pike, Rockville, Maryland 20852.

RECOMMENDATIONS OF THE GENERAL PARTNERS; REASONS FOR THE MERGERS

     FOR THE REASONS SET FORTH BELOW, EACH OF THE GENERAL PARTNERS BELIEVES THAT THE PROPOSED MERGERS PRESENT THE BEST ALTERNATIVE AVAILABLE TO THE BAC HOLDERS FOR MAXIMIZING RETURN AND MINIMIZING RISK TODAY.

     Absent a significant increase in the cash flows generated by, or the market values of, the properties securing the Mortgage Revenue Bonds, the General Partners anticipate that the Mortgage Revenue Bonds will not be paid off at par when the associated mortgage loans mature at various times in 1998 through 2000. Fifteen of the 18 mortgage loans relating to the Mortgage Revenue Bonds have not been paying the full amount of base interest for some period of time. Instead, the Funds have been receiving interest based on the cash flow of the properties securing the Mortgage Revenue Bonds and interest has accrued on the unpaid base interest at the base interest rate. There is no assurance that the Funds will receive payments that will pay down materially the accrued interest. For the loans to be paid in full at maturity, the cash flow and value of the underlying properties must appreciate significantly to avoid a default under many of the Mortgage Revenue Bonds in the next two to four years.

     EACH OF THE GENERAL PARTNERS RECOMMENDS THAT BAC HOLDERS VOTE "FOR" APPROVAL OF THE TRANSACTION PROPOSALS.

     AFTER CONSIDERING VARIOUS ALTERNATIVES TO THE MERGERS AND THE HISTORICAL CASH FLOWS OF THE PROPERTIES SECURING THE MORTGAGE REVENUE BONDS, EACH OF THE GENERAL PARTNERS HAS CONCLUDED THAT EACH OF THE TRANSACTION PROPOSALS IS FAIR TO, AND IN THE BEST INTERESTS OF, THE BAC HOLDERS.

     In approving each of the Transaction Proposals and determining to recommend that BAC Holders vote in favor of each of them, the General Partners gave due consideration and weight, in descending order of importance, to the following:

     .    The unadjusted cash consideration being offered to the BAC Holders in the Mergers represents a substantial premium of approximately 22.6%, in the case of Fund I-II, Series I, 30.9%, in the case of Fund I-II, Series II and 26.5%, in the case of Fund III, over the market price of BACs as of September 8, 1995, the last trading day prior to the initial public announcement of the Mergers.

     .    The General Partners approved the Transaction Proposals subject to, and subsequently relied upon, the written fairness opinions of Oppenheimer & Co., Inc. ("Oppenheimer") to the BAC Holders of Series I of Fund I-II and Series II of Fund I-II and to the BAC Holders of Fund III, respectively (collectively, the "Fairness Opinions"), which were received on March 14, 1996, that, subject to the assumptions and limitations set forth therein, the Redemption Price offered to such BAC Holders in the Mergers is fair to such BAC Holders from a financial point of view.

     .    The General Partners believe that liquidating the Funds today by selling the Mortgage Revenue Bonds would not provide greater net proceeds to the BAC Holders than they would receive as a result of the Mergers.

     .    The General Partners believe that waiting until loan maturity either to liquidate the properties securing the Mortgage Revenue Bonds or to extend the maturity dates of the mortgage loans would not provide greater present value net proceeds to the BAC Holders than they would receive under the current Merger offer. Additionally, by waiting until loan maturity the likely amount of net proceeds available to BAC Holders may be further reduced by the length of time and costs associated with selling all of the properties on an orderly basis.

     .    Due to certain risks relating to the tax-exempt status of the Mortgage
Revenue Bonds, the General Partners believe that it is advisable to receive a sum certain now rather than continue to hold the Mortgage Revenue Bonds for the originally anticipated life of the investment. These risks include uncertainties as to the effect of a Supreme Court case and proposed Internal Revenue Service ("IRS") regulations issued in response thereto, each of which is discussed in more detail in the section entitled "CERTAIN TAX MATTERS RELATING TO TAX-EXEMPT BONDS" below. A loss of the tax-exempt status of the Mortgage Revenue Bonds may result in a significant reduction in the value of the Mortgage Revenue Bonds and the BACs.

     .    CAPREIT is bearing the bulk of the transaction costs associated with the Mergers and all the risks associated with the refunding process of the Mortgage Revenue Bonds which it contemplates completing subsequent to the Mergers.

     .    CAPREIT's considerable experience and expertise in the real estate industry and its knowledge of and familiarity with the Mortgage Revenue Bonds and the properties that secure them, enhanced CAPREIT's willingness to pursue the Mergers without requiring that the Funds make extensive representations and warranties, including representations regarding environmental and other property matters and the tax-exempt status of the Mortgage Revenue

Bonds. These factors, together with its financial wherewithal and sophistication, indicated to the General Partners that CAPREIT could consummate the Mergers and obtain the necessary financing.

  .       Since the public announcement of the Mergers in September, 1995 no other party has come forward with an offer for the BACs or the assets of the Funds.

  .       Counsel for the plaintiffs in certain class actions relating to the
Mergers actively solicited competing offers for the past several months and provided third parties with financial information concerning the Funds. Despite their attempts over several months to locate a buyer who would pay more than CAPREIT, no other party has submitted a competing offer.

  .       Counsel for the plaintiffs in such class actions, who originally questioned the sufficiency of the consideration being offered to the BAC Holders, have now entered into a settlement increasing the consideration payable to the BAC Holders, and have determined that the settlement is fair, reasonable, adequate and in the best interests of the BAC Holders.

     In determining to recommend that BAC Holders vote for the Mergers, the General Partners have considered several alternatives to the Mergers including the following: (i) holding the Mortgage Revenue Bonds until the mortgage loans mature, and then liquidating the properties securing the mortgage loans; (ii) holding the Mortgage Revenue Bonds and seeking to extend the loan maturities;
(iii) foreclosing and liquidating the properties securing the mortgage loans prior to the mortgage loan maturities; (iv) borrowing funds for distributions to the BAC Holders based on a securitization of the Mortgage Revenue Bonds; and (v) seeking to remarket or refund the Mortgage Revenue Bonds.

     The General Partners believe that the other alternatives are not superior to the Mergers. Based on their assessment of the real estate market and review of net operating income generated by the properties, the General Partners believe that sales of the properties securing the Mortgage Revenue Bonds would not yield more net proceeds to the BAC Holders than the proposed Mergers. In addition, a liquidation of the properties would most likely involve a series of transactions in which the Funds would incur substantial transaction costs. CAPREIT has agreed to pay for most of the transaction costs of the proposed Mergers.

     Extending the maturities of the mortgage loans, as wells as a refunding or materially amending the Mortgage Revenue Bonds, requires the consent of the BAC Holders as well as the issuers of the Mortgage Revenue Bonds. In connection with obtaining the consent of such issuers, the Funds may be required to accept additional requirements which could have an adverse impact on the Mortgage Revenue Bonds. The General Partners have not sought the consent of any of the issuers to such modifications. If the mortgage loans were modified without the consent of such issuers, the tax-exempt status of the Mortgage Revenue Bonds may be jeopardized. Moreover, even if the issuers consented to such actions, if the modifications were deemed to constitute a reissuance of the Mortgage Revenue Bonds, such modifications could result in a write-down of principal, would result in a write-off of most or all of the accrued and unpaid interest, and would be likely to change the contingent interest feature of the existing Mortgage Revenue Bonds.

     In addition, the Funds do not have the financial resources or the additional asset base necessary to contribute to a refinancing or other restructuring to realize greater proceeds than the consideration to be received by the BAC Holders as a result of the Mergers.

POTENTIAL ADVERSE CONSEQUENCES OF THE MERGERS

     As a result of the Mergers, the BACs will be redeemed upon payment of the Redemption Price to the BAC Holders. There can be no assurance that BAC Holders will be able to reinvest the cash received by them at a similar yield to the yield they might be able to achieve if they had continued to receive tax-exempt distributions on the BACs (although there also can be no assurance that BAC Holders would continue to receive tax exempt distributions on the BACs, see "CERTAIN TAX MATTERS RELATING TO TAX-EXEMPT BONDS"). In addition, as a result of the redemption of their BACs in the Mergers, BAC Holders will not realize any possible future appreciation in the values of the properties securing the Mortgage Revenue Bonds (although there can be no assurance that there would be any future appreciation in such values and the General Partners currently believe that without such appreciation it is probable that BAC Holders will not recover the full amount of BAC Holder invested capital upon the maturity of the mortgage loans, see "SPECIAL CONSIDERATIONS -- RECOMMENDATIONS OF THE GENERAL PARTNERS"). Additionally, depending upon the purchase price paid by a holder for such holder's BACs, such BAC Holder may be required to pay a capital gains tax on, generally, the positive difference between the cash received by such BAC Holder in the Mergers and such BAC Holder's current basis in the BACs.

FAIRNESS OPINIONS OF OPPENHEIMER & CO., INC.

     Oppenheimer has rendered its Fairness Opinions, each dated March 14, 1996, to the effect that, as of such date and subject to the assumptions and limitations therein, the Redemption Price offered to the BAC Holders of Series I and Series II of Fund I-II and to the BAC Holders of Fund III in the Mergers is fair to such BAC Holders from a financial point of view.

     The discussion herein of the Fairness Opinions is qualified in its entirety by reference to the text of such Fairness Opinions, copies of which are attached hereto as Appendices B-1, B-2 and B-3, respectively, and which are incorporated herein by reference. See "SPECIAL CONSIDERATIONS -- FAIRNESS OPINIONS OF OPPENHEIMER & CO., INC."

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS


     CAPREIT was initially formed by CRI, an affiliate of the General Partners, for the purpose of acquiring, owning and managing a portfolio of multi-family real estate properties. In order to obtain some of the funds necessary to acquire such properties, CAPREIT issued all its outstanding shares to AP CAPREIT Partners, L.P. ("AP CAPREIT"), an affiliate of Apollo Real Estate Investment Fund, L.P., on January 31, 1994. In connection with such share issuance and CAPREIT's acquisition of 20 properties, CRI and certain other affiliates of the General Partners (the "CRI Affiliates") contributed property and asset management contracts relating to approximately 50 multi-family rental properties and other assets relating to its property management business (including the property management contracts for a majority of the properties securing the Mortgage Revenue Bonds) to CAPREIT Residential, for $6,053,000 in installment notes, which installment notes CRI and the CRI Affiliates contributed to AP CAPREIT in exchange for contingent limited partner residual profits interests of up to 22% in AP CAPREIT, assuming certain events occurred and hurdle rates were met. The CRI Affiliates had the right and the obligation under certain circumstances to reacquire the property management business at any time prior to June 30, 1995 at no cost to them. As of June 30, 1995, neither CRI nor the CRI Affiliates had received any distributions on account of their interests in AP CAPREIT.

     On June 30, 1995, in connection with the cancellation of the right to reacquire the property management business, AP CAPREIT redeemed the contingent limited partner interests of CRI and the CRI Affiliates in AP CAPREIT for an aggregate of $4,750,000. Because the respective owner of each property covered by a property management contract retains the right to terminate the contract and change the property management agent at any time, CRI and the CRI Affiliates agreed to pay CAPREIT Residential up to a maximum aggregate amount of $3,900,000 if certain property management contracts relating to the multi-family rental properties, including property management contracts for 13 of the properties which secure the Mortgage Revenue Bonds, are terminated under specified conditions at any time prior to June 30, 2005 (a "Termination Refund").

     If the Mergers are consummated, the parties have agreed that no Termination Refunds will be due with respect to the 13 properties securing the Mortgage Revenue Bonds which are managed by CAPREIT Residential. The maximum amount of Termination Refunds currently allocable to management contracts for 13 of the properties which secure the Funds' Mortgage Revenue Bonds is $1,313,864.

     CRI is the managing general partner and William B. Dockser, H. William Willoughby and Martin C. Schwartzberg are the other general partners of Fund I-II G.P. Mr. Schwartzberg retired from active participation in the business of the Funds and has not performed any duties as a general partner of Fund I-II GP since January 1, 1990. See "LITIGATION." CRI is the sole general partner of Fund III G.P.

CONDITIONS TO CONSUMMATION OF A MERGER

     The obligation of a Fund and a Merger Partnership to consummate a Merger and related transactions is subject to satisfaction or waiver (where permissible), on or before the Closing Date (or such earlier time as specified in the condition), of certain conditions, including, but not limited to, (i) the performance, in all material respects, of the obligations of the other party or parties contained in a Merger Agreement, (ii) the receipt of all approvals and authorizations of any governmental authority and the making of all filings and notices required for the consummation of such Merger and related transactions,
(iii) the approval of such Merger and related transactions by the BAC Holders of such Fund, (iv) the absence of any governmental action which would have the effect of preventing the consummation of such Merger and related transactions and (v) the receipt of a final and non-appealable order of a court of competent jurisdiction approving the settlement of the cases captioned Zakin v. Dockser et
                                                             -------------------
al. and Wingard v. Dockser et al. filed in connection with the Mergers, as such
- ---     -------------------------
settlement is set forth in the Memorandum of Understanding, dated January 31, 1996. See "LITIGATION."

     The obligation of a Fund to consummate a Merger and related transactions is subject to certain additional conditions, which conditions must be satisfied or waived (where permissible), including, but not limited to, the accuracy of the representations and warranties made by the applicable Merger Partnership.

     The obligation of a Merger Partnership to consummate a Merger and related transactions is subject to certain additional conditions, which conditions must be satisfied or waived (where permissible), including, but not limited to, (i) the amount of Available Cash shall not be less than (a) prior to September 30, 1996, $2,396,280, with respect to Fund I-II, Series I, $3,556,800, with respect to Fund I-II, Series II, and $5,446,920, with respect to Fund III; (b) from October 1, 1996 through October 31, 1996, $2,375,260 with respect to Fund I-II, Series I, $3,525,660 with respect to Fund I-II, Series II and $5,399,140, with respect to Fund III, and (c) from November 1, 1996, through November 30, 1996, $2,354,240 with respect to Fund I-II, Series I, $3,494,400 with respect to Fund I-II, Series II, and $5,351,360 with respect to Fund III, (ii) the absence of any action, suit or proceeding seeking to materially restrain or delay the consummation of such Merger and related transactions or seeking material damages in connection therewith, (iii) the Financing (as defined) having been consummated in accordance with the terms of the Commitment (as defined), (iv) the absence of a material adverse change in the condition of such Fund or an applicable Owner Partnership (as defined), and (v) both Mergers being closed concurrently.

TERMINATION OF A MERGER AGREEMENT

     A Merger Agreement may be terminated and a Merger and related transactions may be abandoned, at any time prior to the Effective Time, whether before or after the BAC Holders have approved and adopted such Merger and related transactions, by the mutual written consent of a Merger Partnership and a Fund, or by either such Merger Partnership or such Fund if: (i) a court or governmental, regulatory or administrative authority has issued a final and non-appealable order, decree, or ruling or taken any other action permanently restraining, enjoining or otherwise prohibiting such Merger and related transactions, (ii) the Effective Time shall not have occurred by November 30, 1996 (the "Termination Date") (so long as the terminating party has complied with all of its covenants and agreements contained in such Merger Agreement), or
(iii) the BAC Holders of such Fund do not approve and adopt such Merger and related transactions.

     A Merger Agreement may also be terminated at any time prior to the Effective Time, whether before or after the BAC Holders have approved and adopted a Merger and the related transactions, by a Fund, if, among other things, a Merger Partnership fails to perform in all material respects its obligations under the Merger Agreement. See "THE TRANSACTION PROPOSALS -- THE MERGER PROPOSALS -- The Financings."

     A Merger Agreement may also be terminated at any time prior to the Effective Time, whether before or after the BAC Holders have approved and adopted a Merger and related transactions, by a Merger Partnership if: (i) a Fund or its General Partner shall have (a) withdrawn, amended or modified its recommendation of such Merger and related transactions, or (b) taken any public position inconsistent with such recommendations, (ii) if such Fund or any applicable Owner Partnership fails to perform in all material respects its obligations under such Merger Agreement, (iii) there shall have occurred a material adverse change in the business, assets, properties, results of operations or financial or other condition or prospects of such Fund or such Owner Partnerships as defined, (iv) if such Fund shall have settled or compromised any lawsuits or other legal proceedings challenging such Merger Agreement ("Designated Actions") without the prior written consent of such Merger Partnership, unless such settlement or compromise requires the payment of money in an amount which, when aggregated with the other amounts expended to settle or compromise Designated Actions, does not exceed an agreed upon amount and (v) the representations and warranties of such Fund and such Owner Partnerships are not true and correct in all material respects at any time as if made at and as of such time, except to the extent that any such representation or warranty is made as of a specific date, in which case such representation or warranty shall have been true and correct as of such date.

     A Merger Agreement may be amended by the written agreement of each of the parties thereto before or after the BAC Holders have approved of a Merger and related transactions, provided that, after approval by such BAC Holders, no such amendment may adversely affect the interests of such BAC Holders unless such amendment is also approved by such BAC Holders.


DEPOSIT

     On the business day immediately prior to the date this Proxy Statement was first mailed to the BAC Holders, CAPREIT paid into escrow deposits (the "Deposits") of $1,000,000 under each Merger Agreement ($2,000,000 in the aggregate), which Deposits are being held in escrow by Chicago Title Insurance Company (the "Escrow Agent"), an independent third party, pursuant to the terms of escrow agreements. A Deposit will be paid to a Fund under certain circumstances in the event that a Merger Partnership fails to perform certain of its obligations under the applicable Merger Agreement.

FEES AND EXPENSES

     In the event a Merger Agreement is terminated or abandoned under the specified circumstances described below, a Fund may be liable for the payment of a fee equal to $2,250,000 with respect to such terminated or abandoned Merger Agreement.

     Such fee is payable only when a Merger Agreement is terminated or abandoned, and

     (i) such termination or abandonment resulted from the acceptance by its General Partner, pursuant to its fiduciary duties, of a third party offer (a "Fiduciary Out Termination"), the breach by such Fund of its covenant not to solicit or encourage third party offers regarding business combinations or a willful and material breach by such Fund of any of its covenants and agreements (other than its representation and warranties); or

     (ii) from the date of such Merger Agreement and prior to or concurrently with such termination or abandonment, there shall have occurred an event (a "Triggering Event") relating to a tender or exchange offer for any class of BACs at a price higher than the price to be paid in a Merger, a business combination with or involving such Fund, or failure by such Fund to support such Merger, or the acquisition by any Designated Person (as defined in such Merger Agreement) of at least one-third of any class of outstanding BACs of such Fund; or

     (iii) within 270 days from the date of termination or abandonment of such Merger Agreement, a Triggering Event shall have resulted in such Fund or the holders of any class of such Fund's BACs receiving consideration (determined on a per BAC basis) in excess of the amount to be paid in such Merger.

     The payment of such fee and the payment of expenses shall be the sole remedy available to a Merger Partnership for breach of a Merger Agreement by a Fund or any applicable Owner Partnership and shall be made as liquidated damages in full satisfaction of such Fund's or such Owner Partnership's liabilities or obligations under such Merger Agreement.

     If a Merger Agreement is terminated or abandoned due to (i) a Fiduciary Out Termination, (ii) a willful and material breach by a Fund or any applicable Owner Partnership (other than a breach of the representations and warranties),
(iii) the failure by such Fund or any of such Owner Partnerships to perform in all material respects its obligations and duties thereunder, or (iv) a termination of such Merger Agreement by such Merger Partnership because such Fund shall have settled Designated Actions for an amount in excess of an agreed upon amount or such settlement or compromise contains terms to which such Merger Partnership reasonably objects, then such Fund shall bear all of its own expenses and reimburse such Merger Partnership and its affiliates for reasonable out-of-pocket expenses (including, without limitation, all fees and expenses of counsel, and its financing sources and consultants to the Merger

Partnership and its affiliates) in connection with such Merger and related transactions and this Proxy Statement. If a closing shall occur under one, but not the other Merger Agreement, the Merger Partnership which is a party to the terminated Merger Agreement will be reimbursed for all such expenses directly allocable to such terminated Merger Agreement and for one-half of all expenses which cannot be allocated specifically to either of the Merger Agreements but were incurred in connection with the Merger and the related transactions. In no event, however, shall the amount paid to reimburse expenses under a Merger Agreement exceed $2,500,000.

     Unless a Merger Agreement is terminated or abandoned for the reasons specified in the preceding paragraph or a Merger Partnership elects to terminate such Merger Agreement because the representations and warranties of a Fund and the applicable Owner Partnerships are not true and correct in all material respects, then such Merger Partnership shall bear all of its own costs and expenses and it shall reimburse such Fund for all its costs and expenses incurred in connection with a Merger, the related transactions and this Proxy Statement, other than the costs and expenses of (i) the fairness opinion and the related legal and accounting fees, (ii) the legal and accounting fees incurred in negotiating such Merger Agreement and (iii) reimbursement for certain overhead costs of such Fund's General Partner and such General Partner's affiliates.

     In all other cases, in the event of a termination of a Merger Agreement each of the parties shall bear its own expenses.

     See "THE TRANSACTION PROPOSALS -- THE MERGER PROPOSAL -- The Mergers" for a detailed discussion of the terms and conditions of the Merger Agreements.

CERTAIN FEDERAL INCOME TAX CONSEQUENCES

     For federal income tax purposes, the transfer of the Mortgage Revenue Bonds in connection with the financing for the Mergers will result in the Funds recognizing significant long term capital losses which will be allocated to BAC Holders. The payment of the Redemption Price to the BAC Holders will constitute, for federal income tax purposes, a redemption of the BAC Holders interests in the Funds pursuant to Section 731(a) of the Internal Revenue Code of 1986, as amended (the "Code"). Although there will be minor differences as a result of the Mergers, the BAC Holders for federal income tax purposes will essentially realize a capital gain or loss equal to the difference between their tax basis in the BACs and the cash they receive as a result of the Mergers.

REMOVAL AND REPLACEMENT OF GENERAL PARTNERS.

     In connection with the Mergers, the BAC Holders of each Fund are being asked to consider and vote upon a proposal to remove the General Partner of such Fund immediately prior to the Mergers and simultaneously to elect CAPREIT GP as general partner in its stead. In connection with the removal of the General Partners, CAPREIT has agreed to pay each of the General Partners $500,000 in consideration for its general partner interest in a Fund. See

"INTERESTS OF CERTAIN PERSONS IN THE MERGERS" and "THE TRANSACTION PROPOSALS -- NEW PARTNER PROPOSAL."

AMENDMENTS TO AGREEMENTS OF LIMITED PARTNERSHIP

     In connection with the Mergers, the BAC Holders of each Fund are being asked to consider and vote upon a series of amendments to the respective Partnership Agreements of such Fund to authorize expressly (a) the Mergers and the Merger Agreements and the transactions contemplated thereby, and (b) the issuance of a limited partner interest in each of the Funds to CAPREIT or its designee immediately prior to or concurrently with the consummation of the Mergers in exchange for the contribution of real property or other assets and the admission of CAPREIT or its designee as a limited partner. The full text of the proposed amendments to the Partnership Agreements of each of the Funds is included as Appendices C-1 and C-2, respectively, to this Proxy Statement. See "THE TRANSACTION PROPOSALS -- AMENDMENT PROPOSAL."

THE FINANCING

     The funds required to pay for the redemption of the BACs in the Merger and to pay related fees and expenses will be provided by CAPREIT and by the proceeds of the sale of certain beneficial ownership interests in one or more trusts (the "Trusts") to be formed at the Effective Time to which the Funds, following consummation of the Mergers, will cause the Mortgage Revenue Bonds to be contributed and to which CAPREIT will contribute an additional mortgage revenue bond issue. The interests in the Trusts will have the benefit of credit and liquidity support from third party financial institutions which is to be arranged and guaranteed in part by CAPREIT and certain of its affiliates. The obligations of CAPREIT and its affiliates with respect to such credit support will be secured by subordinate mortgages on the properties securing the Mortgage Revenue Bonds and on the additional bond property securing the additional mortgage revenue bond issue to be contributed to the Trusts by CAPREIT, as well as by mortgages on seven other properties owned by affiliates of CAPREIT and pledges by CAPREIT and its affiliates of the equity ownership interests in the properties securing the Mortgage Revenue Bonds and the residual interest in each Trust to be held by CAPREIT and its affiliates. See "THE TRANSACTION PROPOSALS
- -- THE MERGER PROPOSAL -- The Financing."

INTERESTS OF CERTAIN PERSONS IN THE TRANSACTIONS

     The Merger Agreements also provide that on the closing date of the Mergers (the "Closing Date"), CAPREIT or its designee will acquire the accrued mortgage servicing and administrative fees (the "Accrued Fees") which are payable to CRI and CRIIMI MAE Services Limited Partnership ("CRIIMI"), affiliates of the General Partners, by certain partnerships affiliated with the General Partners. The properties securing 15 of the Mortgage Revenue Bonds had been assigned or transferred by deed in lieu of foreclosure or otherwise, subject to the existing indebtedness, upon default by the original borrowers to such affiliated partnerships (the "Owner Partnerships"). The Accrued Fees are payable to CRI through June 30, 1995, and to CRIIMI, the general partner of which is a subsidiary of CRIIMI Mae Inc., a public company affiliated with the General Partners, from July 1, 1995 through the Closing Date. The consideration payable to CRI for such Accrued Fees is, with respect to Fund I-II, $511,680 in the case of Series I, and $770,835, in the case of Series II, and, with respect to Fund III, $667,485, which amounts represent, in the aggregate, approximately 42% of the Accrued Fees payable to CRI. The consideration payable to CRIIMI for the Accrued Fees is, with respect to Fund I-II, $265,968, in the case of Series I, and $391,296 in the case of Series II, and with respect to Fund III, $566,676, representing all of the Accrued Fees payable to CRIIMI through June 30, 1996.
If the Closing Date occurs after June 30, 1996, the amounts payable to CRIIMI will increase by the amount of the estimated Accrued Fees for each month after June 30, 1996 through the Closing Date.

     The payment of the Accrued Fees is subordinated on a current basis, loan by loan, to the payment of full base interest, plus any unpaid base interest and interest thereon, on the mortgage loans. In the absence of the Mergers, the Accrued Fees would not be payable until the earlier of (i) repayment of any unpaid base interest and interest thereon from increased cash flow of a property or (ii) prepayment or maturity of the respective loan or the sale, refinancing or other disposition of the respective property that secures the Mortgage Revenue Bond after debt repayment in full of principal and accrued base interest. As a result, CRI or CRIIMI may not get a substantial payment from the properties on account of the Accrued Fees. Accordingly, the payment by CAPREIT to CRI and CRIIMI for the Accrued Fees, albeit on a substantially discounted basis to CRI, are benefits of the proposed Merger to CRI and CRIIMI.

     William B. Dockser and H. William Willoughby are the sole shareholders, directors and Chairman of the Board and President, respectively, of CRI, and are 5.1% and 4.7% shareholders, respectively, directors and Chairman of the Board and President, respectively, of CRIIMI Mae Inc., a public company that owns CRIIMI.

     In connection with the Mergers, CAPREIT has agreed to pay the General Partner of each Fund $500,000 for its general partner interest. Messrs. Dockser, Willoughby and Schwartzberg will each receive approximately 25% and CRI will receive approximately .01% of the $500,000 to be paid to the Fund I-II GP and Messrs. Dockser, Willoughby and Schwartzberg will each receive approximately 25% and CRI will receive approximately 1% of the $500,000 to be paid to the Fund III GP in accordance with their respective partnership interests in those entities. The remaining interests in the General Partners are held by general partnerships comprised of certain current and former employees of CRI.

     Messrs. Dockser and Willoughby also own, through various corporations, all of the interests in the Owner Partnerships. The owners of the interests in each of the Owner Partnerships have agreed to either (a) sell, assign and transfer the partnership interest in, or the real property and other assets of, such Owner Partnerships to CAPREIT or its designee for no additional consideration or
(b) admit CAPREIT or its designee as the managing general partner, whereupon the general partner interests of the current general partners will be converted into limited partner interests, and CAPREIT will have the option to acquire all of the limited partner interests at any time within five years of the Closing Date at the then fair market value (defined as the proportionate interest of such limited partner in the value of the partnership property as encumbered by the mortgage loans) thereof. Although such interests currently have nominal value, if the fair market value of the partnership properties increases prior to the time CAPREIT exercises its options, such increase in value may benefit the owners of the Owner Partnerships.

     The Owner Partnerships do not supply any services to the Funds or to any of the properties collateralizing the Mortgage Revenue Bonds. The Owner Partnerships do not receive, and have never received, fees in any form for serving as holders of the properties. If the Mergers are consummated, the future fair market value of the Owner Partnerships interests could be affected by CAPREIT's proposed financing. CAPREIT intends to attempt to amend relevant documents relating to the Mortgage Revenue Bonds to eliminate any remarketing features and establish new interest rates, among other changes. These amendments, which require the consent of the issuers of the Mortgage Revenue Bonds, which consent has not been obtained, would have the effect of reducing the debt obligations of the Owner Partnerships, which could increase the fair market value of the interests in such Owner Partnerships. Any change in the fair market value in the future would not benefit the BAC Holders, but could benefit the owners of any interests in the Owner Partnerships, which could include the current owners or CAPREIT.

     CAPREIT Residential is currently the property manager for 14 of the 18 properties securing the Mortgage Revenue Bonds. See "CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS."

MARKET PRICE DATA

     The BACs are listed on the AMEX under the symbols CRA for Fund I-II, Series I, CRB for Fund I-II, Series II, and CRL for Fund III. On September 8, 1995, the last full trading day prior to the public announcement of the execution of each of the Merger Agreements, the closing prices per BAC as reported on the AMEX Composite Tape were $11.75, $10.875 and $12.00, respectively. On January 31, 1996, the last trading day prior to the public announcement of the increase in the Redemption Price, the closing prices per BAC as reported on the AMEX Composite Tape were $12.875, $12.625 and $13.375, respectively. [On May __, 1996, the last trading day prior to the public announcement of the elimination of any downward adjustment and an increase in the upward adjustment in arriving at the Redemption Price, the closing prices per BAC as reported on the AMEX Composite Tape were $___________, $______________ and $_____________, respectively.] As of _________ ___, 1996, the day prior to the date of this Proxy Statement, the closing prices per BAC as reported on the AMEX Composite Tape were $___________, $______________ and $_____________, respectively. See
"MARKET PRICE DATA."

                              GENERAL INFORMATION

TIME AND PLACE OF THE SPECIAL MEETINGS

     These proxy materials are being furnished to the holders (the "BAC Holders") of Beneficial Assignee Certificates ("BACs") in Series I and II issued by Capital Realty Investors Tax Exempt Fund Limited Partnership, a Delaware limited partnership ("Fund I-II"), and BACs issued by Capital Realty Investors Tax Exempt Fund III Limited Partnership, a Delaware limited partnership ("Fund III," and together with Fund I-II, the "Funds"), in connection with the solicitation of proxies for use at the Special Meetings of BAC Holders of each Fund to be held at 10:00 a.m. and 11:00 a.m., respectively, on [meeting date], 1996 at [location of meeting] and at any adjournments or postponement thereof (the "Special Meetings").

     This Proxy Statement is first being mailed to the BAC Holders on or about [mailing date], 1996.

PURPOSE OF THE SPECIAL MEETINGS

     At each Special Meeting, the BAC Holders of a Fund will consider and vote upon:

       (i) A proposal (the "Merger Proposal") to approve and adopt (a) with respect to Fund I-II, the Second Amended and Restated Agreement and Plan of Merger, dated as of May 18, 1996 (the "Fund I-II Merger Agreement"), among Fund I-II, CRITEF Associates Limited Partnership, a Delaware limited partnership which is the general partner of Fund I-II ("Fund I-II GP"), and Watermark Partners, L.P., a Delaware limited partnership which was formed by Capital Apartment Properties, Inc. ("CAPREIT") for the purposes of this Merger ("Merger Partnership"), et al., which provides for the merger of Merger Partnership into Fund I-II, and (b) with respect to Fund III, the Second Amended and Restated Agreement and Plan of Merger, dated as of May 18, 1996 (the "Fund III Merger Agreement," and together with the Fund I-II Merger Agreement, the "Merger Agreements"), among Fund III, CRITEF III Associates Limited Partnership, a Delaware limited partnership which is the general partner of Fund III ("Fund III GP," and together with Fund I-II GP, the "General Partners"), and Watermark III Partners, L.P., a Delaware limited partnership ("Merger Partnership III," and together with Merger Partnerships, the "Merger Partnerships"), et al., which provides for the merger of Merger Partnership III into Fund III (each, a "Merger" and together, the "Mergers").

     Upon consummation of each Merger and by virtue thereof, (a) all of the BACs in the merged Fund (except as provided below) will be redeemed for cash at a redemption price of (i) with respect to Fund I-II, $14.41 per BAC in the case of Series I and $14.24 per BAC in the case of Series II and (ii) with respect to Fund III, $15.18 per BAC, in each case subject to adjustment as described below (as adjusted, the "Redemption Price"), (b) interests in each of the Funds held by the Assignor Limited Partner of each of the Funds will be canceled and extinguished, (c) interests in each of the Funds held by CAPREIT or its designees, will remain outstanding and (d) in each case, BACs held by CAPREIT and its affiliates, if any, will be converted into limited partner interests in the respective Funds and BACs held by the Funds, if any, will be canceled and no consideration will be paid therefor.

     In arriving at the Redemption Price, the consideration to be paid to the BAC Holders in the Mergers, in each case, may be increased by the amount (the "Adjustment Amount") by which Available Cash (as defined below) is greater than, with respect to Fund I-II, $2,606,482 in the case of Series I, and $3,869,290 in the case of Series II, and, with respect to Fund III, $5,924,228. The maximum Adjustment Amount is, with respect to Fund I-II, $472,950 (or $0.21 per BAC) in the case of Series I, and $702,090 (or $0.22 per BAC) in the case of Series II, and, with respect to Fund III, $1,074,960 (or $0.20 per BAC). Any purchase price adjustments shall be prorated among all of the BACs of the relevant series. For purposes of calculating the Adjustment Amount, Available Cash means the amount of cash and cash equivalents held by or at the direction of a Fund after deducting any amounts then owed, accrued or reserved by such Fund for goods, services or liabilities of any nature or description (which liabilities shall not include any liabilities of the properties securing the Mortgage Revenue Bonds (as defined), including accrued real estate taxes and insurance); provided, that all amounts held in tax and insurance escrows for all such
- --------
properties and all amounts held in replacement reserves for the benefit of the Owner Partnerships (as defined) shall be deemed to be part of the Available Cash. Available Cash shall include any additions to tax and insurance escrows for all of the mortgaged properties and the replacement reserves for the benefit of the Owner Partnerships, less any withdrawals from such escrows and reserves, in each case, in the ordinary course of and consistent business with past practice.

     In arriving at the Redemption Price, the aggregate consideration to be paid to the BAC Holders in the Mergers, in each case, also will be reduced by the amount of fees and expenses awarded by the Court to counsel for the plaintiffs in certain class action litigation brought on behalf of all BAC Holders in connection with the Mergers. The Funds and the Merger Partnerships have agreed that they will not object to a fee and expense request by Plaintiffs' Counsel of up to an aggregate of 20% of the aggregate improvement negotiated by them to the initial merger consideration. Such fees and expenses are currently expected to be $1,700,000 in the aggregate, or $0.13 per BAC for Fund I-II, Series I, $0.17 per BAC for Fund I-II, Series II, and $0.16 per BAC for Fund III. See "LITIGATION".

     For state law purposes, each Merger Partnership will merge with and into the Fund into which it is merging, and all assets and obligations of such Merger Partnership will be transferred by operation of law to the respective Fund as the surviving entity. In connection with and as consideration for the Mergers, each BAC Holder will have its BACs converted into the right to receive cash equal to the Redemption Price.

       (ii) A proposal (the "New Partners Proposal") to approve the removal of the General Partner of each of the Funds in connection with and immediately prior to the consummation of the Merger and the simultaneous election of a newly-formed, wholly-owned subsidiary of CAPREIT ("CAPREIT GP") as general partner in its stead. CAPREIT has agreed to pay each of the General Partners $500,000 in consideration for their general partner interests. See

"INTERESTS OF CERTAIN PERSONS IN THE TRANSACTIONS." If the Mergers are not consummated, the existing General Partners of the Funds will not be removed, notwithstanding the approval of the New Partners Proposal by the BAC Holders.

       (iii) A proposal (the "Amendment Proposal," and together with the New Partners Proposal and the Merger Proposal, the "Transaction Proposals") to amend the respective Agreement of Limited Partnership (the "Partnership Agreements") of each of the Funds to expressly authorize (a) the Mergers and the Merger Agreements and the transactions contemplated thereby and (b) the issuance of a limited partner interest in each of the Funds to CAPREIT or its designee in exchange for the contribution of real property or other assets and the admission of CAPREIT or its designee as a limited partner in each of the Funds.

       (iv) Such other business as may properly come before the Special Meetings or any adjournments or postponements thereof (including, without limitation, adjournment of the Special Meetings in order to allow for additional solicitation of BAC Holder votes in order to obtain a quorum or in order to obtain more votes in favor of the Transaction Proposals).

     THE APPROVAL AND ADOPTION, BY THE BAC HOLDERS OF EACH FUND, OF EACH TRANSACTION PROPOSAL TO BE VOTED UPON BY THEM IS CONDITIONED UPON THE APPROVAL AND ADOPTION, BY SUCH BAC HOLDERS, OF EACH OTHER TRANSACTION PROPOSAL TO BE VOTED UPON BY THEM. THUS, FOR EXAMPLE, IF THE BAC HOLDERS WERE TO APPROVE THE MERGER PROPOSAL AND THE NEW PARTNER PROPOSAL, BUT VOTE AGAINST THE AMENDMENT PROPOSAL, NONE OF THE TRANSACTION PROPOSALS WOULD BE APPROVED AND ADOPTED AT THE SPECIAL MEETING. ACCORDINGLY, THE GENERAL PARTNERS RECOMMEND THAT THE BAC HOLDERS VOTE "FOR" EACH OF THE PROPOSALS.

     IN THE EVENT THAT THE BAC HOLDERS IN ONE FUND APPROVE EACH OF THE TRANSACTION PROPOSALS TO BE VOTED UPON BY THEM, BUT THE BAC HOLDERS IN THE OTHER FUND DO NOT APPROVE THE TRANSACTION PROPOSALS TO BE VOTED UPON BY THEM, THE MERGER PARTNERSHIPS MAY ELECT, AT THEIR SOLE AND ABSOLUTE DISCRETION, WHETHER OR NOT TO CONSUMMATE THE MERGER AND THE RELATED TRANSACTIONS WITH THE FUND WHOSE BAC HOLDERS HAVE APPROVED THE TRANSACTION PROPOSALS.

     THE GENERAL PARTNERS HAVE APPROVED THE RESPECTIVE TRANSACTION PROPOSALS AND HAVE DETERMINED THAT THE TRANSACTION PROPOSALS ARE FAIR TO AND IN THE BEST INTERESTS OF THE BAC HOLDERS. ACCORDINGLY, THE GENERAL PARTNERS RECOMMEND THAT THE BAC HOLDERS VOTE "FOR" EACH OF THE TRANSACTION PROPOSALS.

RECORD DATE; VOTE REQUIREMENTS

     Only BAC Holders of record as of the close of business on [record date], 1996 (the "Record Date") are entitled to notice of and to vote at the Special Meeting. Each BAC Holder is entitled to one vote for each BAC owned of record by him or her. As of the Record Date, there were 2,280,000 Fund I-II, Series I BACs outstanding held by ______ BAC Holders of record, 3,238,760 Fund I-II, Series II BACs outstanding held by ______ BAC Holders of record, and 5,258,268 Fund III BACs outstanding held by _____ BAC Holders of record.

     Pursuant to the Delaware Revised Uniform Limited Partnership Act (the "DRULPA") and the respective Partnership Agreements of each of the Funds, the approval and adoption of each of the Transaction Proposals by the Funds will require the affirmative vote of a majority of such Fund's limited partners. The Assignor Limited Partner (the "Assignor Limited Partner") of each of the Funds is the sole limited partner of such Fund. The BAC Holders of each Fund are entitled to direct the vote of the Assignor Limited Partner of such Fund and, accordingly, the approval and adoption of each of the Transaction Proposals by a Fund will require the affirmative vote of a majority of such Fund's BAC Holders entitled to vote at the Special Meetings. In the case of Fund I-II, holders of Series I BACs and Series II BACs will vote together as a single class. Approval of each of the Transaction Proposals will require the affirmative vote of a majority of the combined BAC Holders of Series I and Series II (i.e., at least
                                                               -----
2,759,381 BACs in Fund I-II must be voted in favor of each of the Transaction Proposals). Accordingly, if a majority of such BAC Holders approve the Transaction Proposals, such Transaction Proposals will be deemed approved and adopted by Fund I-II irrespective of whether a majority of the BAC Holders in either Series I or Series II failed to vote for the Transaction Proposals.

VOTING PROCEDURES AND PROXIES

     Each BAC Holder of record on the Record Date is entitled to cast one vote per BAC in person or by proxy at the Special Meeting or any adjournment thereof.

     The persons named in the Proxy will vote as instructed by the BAC Holder with respect to the Transaction Proposals, and will have authority, as a result of holding such Proxy, to vote in their discretion as to procedural matters relating to the Special Meetings including, without limitation, with respect to the adjournment of the Special Meeting from time to time.

     Each BAC Holder, whether voting in person or by proxy, must vote, with respect to all of such BAC Holder's BACs in a Fund, either "for," "against" or "abstain" as to each Transaction Proposal. If a BAC Holder has BACs in more than one Fund or Series, however, such BAC Holder can vote the BACs held in one Fund or Series differently from how such BAC Holder votes the BACs held in the other Fund or Series. A signed Proxy which is returned without a vote will be voted "for" each of the Transaction Proposals. The failure to return a signed Proxy or returning it with an "abstain" vote has the effect of, and is equivalent to, a vote against the Transaction Proposals. In addition, Broker non-votes (i.e., BACs not voted on a specific proposal by record holders due to the absence of specific voting instructions from the beneficial owner of the
BACs) have the effect of, and are equivalent to, votes against the Transaction Proposals.

     Any Proxy may be withdrawn or changed at any time prior to the date of the Special Meetings by completing, executing and returning a Proxy indicating the changed vote. Any such withdrawal will be effective when the appropriate Fund receives a signed Proxy with a later date. A BAC Holder may also revoke a previously delivered Proxy by voting in person at the Special Meeting.

     Each BAC Holder is requested to complete and execute the Proxy in accordance with the instructions contained therein. For a Proxy to be effective, a BAC Holder must deliver his or her Proxy at any time prior to the Special Meeting of the relevant Fund or any adjournment thereof to:

               C.R.I., Inc.
               c/o Registrar and Transfer Company
               10 Commerce Drive
               Cranford, New Jersey  07016

     A self-addressed, stamped envelope for return of the Proxy has been included with this Proxy Statement.

     THE GENERAL PARTNERS URGE EACH BAC HOLDER TO VOTE--YOUR VOTE IS IMPORTANT.

ADJOURNMENT OF THE SPECIAL MEETINGS

     A vote (i) in person by a BAC Holder for adjournment of the Special Meeting, or (ii) for the last proposal on the proxy card authorizing the named proxies to vote the BACs covered by such proxy in their discretion with respect to such other business as may properly come before the Special Meeting, which would allow such named proxies in their discretion to vote to adjourn the Special Meeting, would allow an additional solicitation of BAC Holder votes in order to obtain more votes in favor of the Transaction Proposals. Consequently, it is not likely to be in the interest of BAC Holders who intend to vote against the Transaction Proposals to vote either in person to adjourn the Special Meeting, or in favor of the last proposal on the proxy card.

     The General Partners recommend that the BAC Holders vote in favor of any adjournment of the Special Meetings suggested by the General Partners in order to solicit additional votes in order to obtain more votes in favor of the Transaction Proposals, or in favor of the last proposal on the proxy card.


NO DISSENTER'S RIGHTS'

     If a Merger is approved by a Fund's BAC Holders, such approval will bind all BAC Holders in such Fund including those who voted against such Merger, abstained or failed to return a completed Proxy. BAC Holders have neither a statutory nor a contractual right to elect to be paid the appraised value of their BACs. If a Merger is consummated, each BAC Holder will receive the consideration, assuming such BACs are validly tendered, set forth herein regardless of whether or not such BAC Holder approved such Merger.

SOLICITATION OF PROXIES

     The expense of preparing, printing and mailing these proxy materials and the costs of the solicitation will be paid by the Merger Partnerships. Proxies are being solicited principally by mail, but proxies may also be solicited personally, by telephone, telegraph and similar means by the General Partners and their affiliates. In addition, the Merger Partnerships, on behalf of the Funds, have retained MacKenzie Partners, Inc. to assist in the solicitation of the proxies for a fee of $__________ plus out-of-pocket expenses. The Merger Partnerships will also reimburse brokerage firms and others for their expenses in forwarding proxy solicitation materials to the beneficial owners of the BACs.

                                 BAC OWNERSHIP

PRINCIPAL BAC HOLDERS

     The Funds know of no person or "group" (as such term is used in Section 13(d) of the Exchange Act) who, as of February 29, 1996, beneficially owned more than 5% of the BACs outstanding with respect to Fund I-II or Fund III.

MANAGEMENT

     The following table sets forth certain information concerning, to the knowledge of the Funds, all BACs beneficially owned, as of February 29, 1996, by the General Partners and each general partner of the General Partners, and by all directors and officers as a group of the corporate general partner of the General Partners. The voting and investment powers for the BACs listed are held solely by the named beneficial owner.

     The general partners of Fund I-II G.P. consist of C.R.I., Inc., a Delaware corporation ("CRI"), the managing general partner, William B. Dockser, H. William Willoughby and Martin C. Schwartzberg. Mr. Schwartzberg retired from active participation in the business of the Funds and has not performed any duties as a general partner of Fund I-II GP since January 1, 1990. See "LITIGATION". CRI is the sole general partner of Fund III G.P. Messrs. Dockser and Willoughby are the sole shareholders, directors and Chairman of the Board and President, respectively, of CRI.


          Name of                      Amount and Nature            % of total
      Beneficial Owner              of Beneficial Ownership        BACs issued
- -------------------------------------------------------------------------------
CRITEF Associates                            None

CRITEF III Associates                        None

William B. Dockser            500 BACs in Fund  I-II, Series I            0.02%
                              2,500 BACs in Fund  I-II, Series II       0.05%*
                              500 BACs in Fund  III                       0.01%

H. William Willoughby                        None

          Name of                      Amount and Nature            % of total
      Beneficial Owner              of Beneficial Ownership        BACs issued
- -------------------------------------------------------------------------------
Martin C. Schwartzberg        100 BACs in Fund  I-II, Series I           0.004%
                              200 BACs in Fund  I-II, Series II          0.001%
                              200 BACs in Fund  III                      0.004%

All Directors and Officers    600 BACs in Fund  I-II, Series I           0.024%
as a Group (6 persons)        2,700 BACs in Fund  I-II, Series II        0.051%
                              700 BACs in Fund  III                      0.014%

*Includes 1,000 BACs in Series II, representing 0.03% of total BACs issued in Series II, owned by Saundra L. Dockser, Mr. Dockser's spouse.

    The Funds have been advised by Mr. Dockser, the only active general partner, director or officer of a General Partner who owns BACs, that he will vote his BACs in favor of each of the Transaction Proposals.


                             SPECIAL CONSIDERATIONS

PURPOSE OF THE TRANSACTION PROPOSALS

     The principal purpose and effect of the Mergers is to cause the Funds to be acquired by CAPREIT through the redemption of all of the BACs in each of the Funds, the removal of the General Partners and the simultaneous election of CAPREIT GP as general partner in each of the Funds in its stead, and the admission of CAPREIT or its designee as a limited partner in each of the Funds. See "THE MERGER PARTNERSHIPS -- CERTAIN INFORMATION CONCERNING CAPREIT." Other than as set forth in this Proxy Statement, the General Partners have no reason for proposing the Mergers and related transactions now (as opposed to any other time) and are unaware of any material development affecting the future value of the BACs which has not been discussed in this Proxy Statement.

     In connection with the Transaction Proposals the BAC Holders are being asked to consider and vote upon (i) the Mergers and the related transactions,
(ii) the removal of the General Partners and the simultaneous election of CAPREIT GP as general partner in its stead, (iii) the issuance of limited partner interests in each of the Funds to CAPREIT or its designee in exchange for the contribution of real property or other assets and the admission of CAPREIT or its designee as a limited partner; and (iv) certain amendments to the Agreements of Limited Partnership of each of the Funds, which amendments are desirable in order to effectuate the foregoing. In each case, the Partnership Agreement of each of the Funds or DRULPA provide that such Transaction Proposal must be approved by the affirmative vote of the BAC Holders holding a majority of the outstanding BACs of each Fund voting together as a single class.

     THE APPROVAL AND ADOPTION, BY THE BAC HOLDERS OF EACH FUND, OF EACH TRANSACTION PROPOSAL TO BE VOTED UPON BY SUCH BAC HOLDERS IS CONDITIONED ON THE APPROVAL AND ADOPTION BY SUCH BAC HOLDERS OF EACH OTHER TRANSACTION PROPOSAL TO BE VOTED UPON BY SUCH BAC HOLDERS.

     In the event the BAC Holders in one Fund approve each of the Transaction Proposals to be voted upon by such BAC Holders, but the BAC Holders in the other Fund do not approve the Transaction Proposals to be voted upon by such BAC Holders, the Merger Partnerships may elect, at their sole and absolute discretion, whether or not to consummate the Merger and the related transactions with the Fund whose BAC Holders approved the Transaction Proposals to be voted upon by such BAC Holders and not with the other Fund.

POTENTIAL ADVERSE CONSEQUENCES OF THE MERGERS

     As a result of the Mergers, the BACs will be redeemed upon payment of the Redemption Price to the BAC Holders. There can be no assurance that BAC Holders will be able to reinvest the cash received by them at a similar yield to the yield they might be able to achieve if they had continued to receive tax-exempt distributions on the BACs (although there also can be no assurance that BAC Holders would continue to receive tax exempt distributions on the BACs, see "CERTAIN TAX MATTERS RELATING TO TAX-EXEMPT BONDS"). In addition, as a result of the redemption of their BACs in the Mergers, BAC Holders will not realize any possible future appreciation in the values of the properties securing the Mortgage Revenue Bonds (although there can be no assurance that there would be any future appreciation in such values and, in any event, the General Partners currently believe that without such appreciation it is probable that the full amount of BAC Holder invested capital will not be recoverable upon the maturity of the mortgage loans, see "-- RECOMMENDATIONS OF THE GENERAL PARTNERS"). Additionally, depending upon the purchase price paid by a BAC Holder for such holder's BACs, such BAC Holder may be required to pay a capital gains tax on, generally, the positive difference between the cash received by such BAC Holder in the Mergers and such BAC Holder's current basis in the BACs.
REASONS FOR THE PROPOSED MERGERS

BACKGROUND OF THE FUNDS

     Fund I-II and Fund III were formed in August, 1986 and September, 1987, respectively, for the purpose of acquiring portfolios of tax exempt bonds issued by various state or local governments or their agencies or instrumentalities, which were collateralized by non-recourse participating first mortgage loans on multifamily residential developments.

     The original objectives of the Funds were to: (1) provide (semi-annual, in the case of Fund I-II, and quarterly, in the case of Fund III) cash distributions that would be exempt from regular federal income tax on base interest paid on the mortgage revenue bonds held by the

Funds (the "Mortgage Revenue Bonds"); (2) provide additional cash distributions that would be exempt from regular federal income tax from payments of contingent interest on the Mortgage Revenue Bonds which would be determined (a) on the basis of the cash flow of the mortgaged properties, or (b) to the extent that cash flow was not sufficient to provide for the current payment of the maximum amount of contingent interest, on the basis of either (i) the net proceeds resulting from the sale of the mortgaged properties or repayment on the redemption or remarketing of the applicable Mortgage Revenue Bond or (ii) the appraised value of the mortgaged properties upon repayment of the mortgage loans or remarketing of the Mortgage Revenue Bonds; and (3) preserve and protect each Fund's capital. Fund III has the additional objective to provide additional taxable cash distributions from payments of interest on its working capital loans.

     During 1990 through 1995, 15 of the 18 original borrowers under the mortgage loans on the properties securing the Mortgage Revenue Bonds defaulted when the owners failed to pay full base interest on their respective mortgage loans. The properties securing the mortgage loans were assigned or transferred to certain partnerships affiliated with the General Partners (the "Owner Partnerships"), subject to the existing indebtedness, by deed in lieu of foreclosure or otherwise. These mortgage loans mature in 1998 through 2000. In most cases, the related Mortgage Revenue Bonds were not amended in connection with the transfer of the properties, although each Owner Partnership agreed to pay the mortgage loan on a cash flow basis and to accrue interest on the unpaid base interest at the base interest rate. Although distributions from the Funds are lower than was originally anticipated at the time of issuance of the BACs because most of the properties are unable to pay full base interest, the Funds continue to treat the interest payments from the net cash flow of the properties as tax-exempt interest income. In connection with certain of the transfers the Funds obtained an opinion from their former independent accounting firm that modification of a Mortgage Revenue Bond would not be deemed a reissuance of that Mortgage Revenue Bond. The Funds also received opinions from bond counsel that certain transfers would not cause the Funds to be deemed "substantial users" and result in a loss of the tax-exempt status of these Mortgage Revenue Bonds.

     In addition, a sixteenth mortgage loan, Observatory II in Fund I-II, Series I, went into default in 1989 and the property securing the Observatory II loan was transferred to an Owner Partnership in 1990. In 1992, the property was subsequently sold to an unaffiliated borrower for $2,050,000 (including $450,000 in cash) and the corresponding Mortgage Revenue Bond was reduced from $4,039,000 to $1,600,000. This mortgage loan is scheduled to mature on February 11, 1998. In connection with the foregoing, Fund I-II received an opinion from bond counsel that the transaction would not adversely affect the exclusion of interest on the Mortgage Revenue Bond from gross income for federal income tax purposes, in addition to obtaining a separate opinion regarding substantial user issues. A seventeenth mortgage loan, Paces River 2, failed to meet its obligations and the borrower and Fund III entered into a workout agreement pursuant to which the interest payments on the working capital loan were extended. The borrower fully performed its obligations under the workout agreement, which matured in March, 1996. No bond opinion was obtained with respect to Paces River 2 because the tax exempt loan was not in default. The eighteenth mortgage loan, Washington Ridge, in Fund III, is currently paying full debt service from operations and is making quarterly contingent interest payments from available cash.

BACKGROUND OF THE MERGERS

     On January 12, 1995, CAPREIT first approached the General Partners to discuss the possible acquisition by CAPREIT of the Funds. At that time, CRI and certain of CRI's affiliates held up to a 22% residual profits limited partner interest in A.P. CAPREIT Partners, L.P., the majority shareholder of CAPREIT, and Messrs. Dockser and Willoughby were two of the seven directors of CAPREIT. See "INTERESTS OF CERTAIN PERSONS IN THE TRANSACTIONS." During their initial discussions, which took place that day and the next, CAPREIT proposed a tender offer for the BACs. No tender prices were proposed at such time.

     On or about February 10, 1995, the Funds submitted written Confidentiality and Non-Circumvention Agreements (the "Confidentiality Agreements") to CAPREIT as a condition for proceeding with discussions. After certain modifications to the Confidentiality Agreements, they were signed by CAPREIT on March 1, 1995. Following execution of the Confidentiality Agreements, CAPREIT reviewed certain documents and data provided by the Funds and studied potential acquisition structures.

     On March 22, 1995, CAPREIT advised the General Partners that it had determined that a merger of the Funds with affiliates of CAPREIT would be more beneficial for business planning and tax purposes than a tender offer. Given these considerations, CAPREIT indicated that it was in a position to offer a higher price per BAC in a merger than it would under a different acquisition structure. After CAPREIT agreed to bear the bulk of the Funds' transaction costs (other than the cost of negotiating the Merger Agreements and the cost of obtaining the fairness opinions), including, but not limited to the costs of preparing and mailing this Proxy Statement and conducting the solicitation, the General Partners agreed in concept to continue to negotiate the acquisition of the Funds by CAPREIT in a merger transaction structure.

     On April 5, 1995, the General Partners met with CAPREIT to discuss the general terms of CAPREIT's acquisition proposal and the structure of the transaction. A number of issues, including the scope of the representations and warranties to be made by the Funds and the Owner Partnerships to CAPREIT, the allocation of fees and expenses of the parties, the termination fee and the conditions precedent to each party's obligation to consummate the transaction (including the requirement of obtaining favorable fairness opinions), were discussed, although no final agreements were reached. At the April meeting, the General Partners and CAPREIT agreed to suspend further discussions regarding the Mergers pending the completion of the ongoing negotiations between CAPREIT and certain affiliates of the General Partners to redeem CRI's and its affiliates' interests in AP CAPREIT in order to avoid any potential conflict of interest or the appearance thereof. At that meeting, the General Partners also advised CAPREIT that they would not resume discussions regarding the Mergers until the General Partners were more comfortable with CAPREIT's ability to secure financing.

     Over the course of the next three months, CAPREIT performed certain due diligence with respect to the Funds and held discussions with potential financing sources.

     During July 1995, the General Partners became more comfortable that CAPREIT would be able to secure financing for its proposals and resumed negotiations with CAPREIT concerning the terms of the Merger Agreements. These negotiations continued through July and August 1995. On August 22, 1995, CAPREIT offered to pay an aggregate amount of $145,000,000 for the BACs. Following further negotiations with the General Partners, CAPREIT and the General Partners agreed upon an aggregate price of $150,000,000 (subject to the receipt of favorable fairness opinions and approval by the BAC Holders). Over the next two weeks the parties finalized the provisions of the Merger Agreements and reviewed proposals for CAPREIT's financing.

     The Merger Agreements were initially signed by all the parties on September 11, 1995 and the Funds issued a press release announcing the signing of the Merger Agreements and the salient terms thereof. At that time, the General Partners also engaged Oppenheimer & Co., Inc. ("Oppenheimer") to render Fairness Opinions in connection with the Mergers.

     During September and October 1995, Oppenheimer inspected each of the properties which secure the Mortgage Revenue Bonds and reviewed, among other things, audited financial statements of each Fund for calendar years 1992, 1993 and 1994, and unaudited financial statements of each Fund for the six months ended June 30, 1995; 1993 and 1994 audited financial statements for each of the properties which secure the Mortgage Revenue Bonds (except for Observatory II whose unaudited financial statement for calendar years 1993 and 1994 were reviewed); unaudited financial operating statements which included actual information for the eight months ended August 31, 1995 combined with the remaining four months based on the 1995 operating budgets for each property. Oppenheimer informed the General Partners that based upon Oppenheimer's investigation and analysis as of October 1995, that the Merger consideration being offered to the BAC Holders of $13.761 per BAC for Series I in Fund I-II, $13.313 per BAC for Series II in Fund I-II, and $14.360 per BAC for Fund III, would not support a fairness determination by Oppenheimer.

     On September 22, 1995, Irving Zakin commenced a putative class action on behalf of the BAC Holders against William Dockser, H. William Willoughby, CRI, Fund I-II GP, CRITEF Inc., Fund III GP, CRITEF III, Inc., CAPREIT and each of the Funds in the Court of Chancery of the State of Delaware in New Castle County (C.A. No. 14558; the "Zakin Action"). The complaint alleged, among other things, that the price offered to the BAC Holders was inadequate, that the defendants breached their fiduciary duty to the BAC Holders, or aided and abetted such a breach, and engaged in self-dealing and misled BAC Holders, in connection with the Mergers. The suit sought to enjoin the Transaction Proposals and obtain damages and also sought to compel the defendants to maximize the price paid to the BAC Holders and consider alternatives to the Transaction Proposals.

     On October 5, 1995, David and Johanna Wingard commenced a second putative class action against the same defendants named in the Zakin Action in the Court of Chancery of the State of Delaware in New Castle County (C.A. No. 14604; the "Wingard Action"). The allegations of the complaint in the Wingard Action were virtually identical to the allegations of the complaint filed in the Zakin Action described above and the complaint sought virtually identical relief.

     The defendants voluntarily provided documents to and commenced settlement discussions with counsel for the plaintiffs in both actions during October 1995. Plaintiffs' initial document review and the discussions between the parties continued throughout November and December 1995.

     The defendants and plaintiffs' counsel reached a tentative settlement of the Zakin and Wingard actions in January, 1996. In connection therewith CAPREIT and the General Partners agreed that (a) the aggregate cash consideration to be paid to the BAC Holders would be increased by $8.5 million from $150.0 million to $158.5 million, subject to an upward adjustment in the event that Available Cash at closing exceeded $12.4 million and a downward adjustment in the event that Available Cash was less than $12.4 million, in each case, the aggregate maximum adjustment amount being capped at $1.5 million, and (b) the aggregate amount payable in consideration for the Accrued Fees payable to CRI shall be no more than $1.95 million as compared with $4.023 million in the original Merger Agreements. It was further agreed that plaintiffs' counsel could apply to the court for payment of their fees and expenses in an amount not to exceed 20% of the improvements negotiated by them over the initial Merger consideration (currently estimated to be $1,700,000) which would be paid from the distributions to BAC Holders.

     Thereafter, CAPREIT continued to discuss with its financing sources the potential financing for the Mergers and to negotiate the terms thereof.

     On January 31, 1996, the parties entered into amendments to the Merger Agreements providing for the improved merger terms described above. At the same time, the defendants and the plaintiffs and their respective attorneys entered into a Memorandum of Understanding (the "Memorandum") setting forth the proposed settlement of the Zakin and Wingard Actions, including the complete discharge, settlement and release by the plaintiff class of all claims that have been, could have been, or in the future might be asserted in any action or any other proceeding in connection with the Mergers. The parties to the Memorandum agreed to use their best efforts to execute an appropriate Stipulation of Settlement (the "Stipulation") and such other documents as may be required in order to obtain approval by the court of the settlement.

     During February 1996, the General Partners again asked Oppenheimer to review the fairness of the transactions based on the improved Merger terms outlined above. At such time, Oppenheimer reviewed the 1995 annual unaudited financial operating statements and certain other updated information.

     During the first two weeks of March 1996, following further analysis by all parties of the Funds' assets and in connection with additional discussions with Oppenheimer relating to the Fairness Opinions, it appeared that the portion of the aggregate Redemption Price that had theretofore been allocated to Fund I-II, Series II, was disproportionately low. As a result, the Fund I-II GP held further discussions with CAPREIT which resulted in a further increase in the aggregate consideration to be offered to the Series II BAC Holders in Fund I-II of approximately $260,000.

     On March 14, 1996, the General Partners entered into a First Amended and Restated Merger Agreement which restated in its entirety the Merger Agreements and the amendments entered into on January 31, 1996 and provided for the increase of approximately $260,000 in the aggregate consideration to the Series II BAC Holders.

     On March 14, 1996 Oppenheimer delivered the Fairness Opinions to the Funds. See "FAIRNESS OPINIONS OF OPPENHEIMER & CO., INC."

     During February and March CAPREIT continued discussing the structure and terms of the financing. On March 29, 1996 CAPREIT received a Commitment Letter from a potential lending source providing for certain credit and liquidity support for its proposed financing structure for the Mergers. See "The Transaction Proposals--The Merger Proposal--The Financing". On April 26, 1996, in satisfaction of a condition under the Merger Agreements CAPREIT delivered a copy of the executed Commitment Letter to the Funds.

     Following extensive discovery by counsel for the plaintiffs and experts retained by them, including a review of voluminous quantities of documents (including drafts of this Proxy Statement) and depositions of representatives of the General Partners, CAPREIT and Oppenheimer, counsel for the plaintiffs satisfied themselves as to the terms of the Mergers and related Transaction Proposals and this Proxy Statement and executed a Stipulation of Settlement with the defendants, which was filed with the Court on May 16, 1996. It is currently expected that a class action notice will be mailed to members of the putative class on or about May 20, 1996 and the proposed settlement will be presented to the Court for final hearing and approval on or about June 19, 1996. See "LITIGATION."

     In arriving at their decision to settle the Zakin and Wingard Actions, plaintiffs' counsel considered, among other things: their review and analysis of the relevant documents produced by the defendants and third parties and also publicly available documents; analyses and evaluations performed by an expert retained by the plaintiffs' counsel; discussions with a third party who had been considering, but had not made, an offer for the interests of the BAC Holders; an informal review of the market undertaken by them in an effort to identify higher and better offers for the interests of the BAC Holders and the fact that no other bidder had emerged from the process or the publicity surrounding the proposed Merger with a higher, better offer; the deposition of certain of the defendants; the interview and deposition of Oppenheimer as to the basis for its Fairness Opinions; discussions with counsel for Mr. Schwartzberg; the substantial economic benefits which members of the putative class will receive from the improved Merger consideration; the risks and expenses associated with complex litigation, including delays in the process itself and appeals from the rulings of the trial level courts; and the "fiduciary out" provision allowing plaintiff's counsel to terminate the Settlement in the event that a bona fide purchaser comes forward with a superior proposal before entry of a final judgment in the Zakin and Wingard Actions.

     On May 18, 1996, the General Partners and CAPREIT further amended and restated the Merger Agreements to, among other things, eliminate the possible downward adjustment to the Redemption Price based on the amount of Available Cash, and to increase the maximum aggregate upward adjustment for Available Cash from $1.5 million to $2.25 million, and to extend the termination date to November 30, 1996 from June 30, 1995.

ALTERNATIVES TO THE MERGERS

     During 1995 and 1996 the General Partners received indications of interest from three parties other than CAPREIT with respect to a possible acquisition by each such party of the assets of the Funds. No formal offers or proposals, however, were ever received. The General Partners concluded that the consummation of a transaction with two of those other parties was unlikely. The third such party executed a confidentiality agreement with the Partnerships on March 25, 1996 and the General Partners have provided to such third party all the due diligence materials requested by it. No offer or formal proposal has been made by such third party to date.

     If the Merger transactions are not approved by the BAC Holders the General Partners currently intend to continue the Funds' operations in their present form.

     The General Partners have considered several alternatives to the Mergers including the following: (i) holding the Mortgage Revenue Bonds until the mortgage loans mature, and then liquidating the properties securing the mortgage loans; (ii) holding the Mortgage Revenue Bonds and seeking to extend the loan maturities; (iii) liquidating the properties securing the mortgage loans prior to the mortgage loan maturities; (iv) borrowing funds for distributions to the BAC Holders based on a securitization of the Mortgage Revenue Bonds; and (v) seeking to remarket or refund the Mortgage Revenue Bonds.

      Without significant appreciation in the values of the properties that secure the Mortgage Revenue Bonds, the General Partners currently believe that it is probable that the full amount of BAC Holder invested capital will not be recoverable on most of the Mortgage Revenue Bonds upon a sale of the properties at the maturity dates of the mortgage loans. See "--RECOMMENDATIONS OF THE GENERAL PARTNERS". A greater amount of BAC Holder invested capital may be realized if the Funds were to hold certain of the properties beyond the loan maturity dates (1998 to 2000), during which time the property values may appreciate. The extension of the mortgage loan terms, however, would require BAC Holder consent as well as the consent of the issuers of the Mortgage Revenue Bonds. Such issuers may cooperate and consent to the modifications; however, there can be no assurance that such issuers would do so or would not impose additional requirements that could have an adverse impact on the properties. Under applicable law and proposed IRS regulations, it is possible that an attempt to extend the mortgage loans, together with other modifications that might be appropriate in connection with such an extension, would, if such modifications were made without the consent of the issuers, jeopardize the tax-exempt status of the Mortgage Revenue Bonds. The General Partners have not sought the consent of any such issuer. Even if the General Partners were to approach the issuers and receive a positive response, concerns would still exist regarding the tax-exempt status of the Mortgage Revenue Bonds. See "CERTAIN TAX MATTERS RELATING TO TAX-EXEMPT BONDS." Moreover, even with issuer consent, if the modifications were deemed to constitute a reissuance of the Mortgage Revenue Bonds, such modifications could result in a write-down of the principal, would result in a write-off of most or all of the accrued and unpaid interest, and would be likely to change the contingent interest feature of the existing Mortgage Revenue Bonds. The Merger, on the other hand, does not create any such risk for the BAC Holders and entails lower transactions costs for the Funds.

     The General Partners could seek BAC Holder consent to refund the Mortgage Revenue Bonds when the loans mature. A refunding is a refinancing through the issuance of new Mortgage Revenue Bonds, the proceeds of which are used to retire the old Mortgage Revenue Bonds. The General Partners could also seek consent to amend the Mortgage Revenue Bonds to obtain the same result as a refunding. The issuers of the Mortgage Revenue Bonds would have to consent to such refundings or amendment and they could possibly impose additional income restrictions or requirements on the properties. A refunding or similar amendment could result in a write-down of principal, would result in a write-off of most all accrued and unpaid past due interest and could change the contingent interest feature of the existing mortgage loans. In addition, bond refundings or similar amendments generally have significant transaction costs. Refundings or similar amendments of the Mortgage Revenue Bonds secured by properties held by Owner Partnerships (15 of the 18 properties) could increase the likelihood of the Owner Partnerships sharing in future appreciation of the properties and could reduce the overall return to the BAC Holders, the exact amounts of which can not be determined at this time. In the Mergers, however, CAPREIT bears the bulk of the transaction costs and the risks associated with the refunding process. There can be no assurance that BAC Holder approval or issuer consent for any such refunding or amendment would be obtained. Even if the consent of the issuers was obtained, the Funds still run the risk of a write-down of accrued interest and principal on the Mortgage Bonds.

     If the mortgage loans are not paid off or extended as the mortgage loans mature, the properties held by the Owner Partnerships could be foreclosed upon by the Funds and sold. Absent a significant increase in the cash flows generated by, or the market values of, the properties securing the Mortgage Revenue Bonds, the General Partners believe that proceeds of the sales of most of the properties would be insufficient to pay the full amounts due under the mortgage loans. The proceeds from such foreclosure sales would be distributed to the BAC Holders pursuant to the terms of each Fund's Partnership Agreement, which provides for such proceeds to be distributed in the following order: (i) to the payment of the Fund's debt; (ii) to the General Partner and the BAC Holders in an amount equal to the positive balance in their capital accounts;
(iii) to the BAC Holders in the amount of their adjusted capital contributions;
(iv) to the General Partner in the amount of its adjusted capital contribution,
(v) of the remainder, 98.99% to the BAC Holders and 1.01% to the General Partner until the BAC Holders have received a preferred cash flow return as provided in the Partnership Agreement; (vi) to an affiliate of the General Partner for a disposition fee, if any; and (vii) of the remainder, 90% to the BAC Holders and 10% to the General Partner.

     The foreclosure and sale approach would have high transaction costs, including brokers' commissions and real estate transfer taxes. Moreover, relying on a sale of the individual properties involves more risk than the proposed Mergers because it is impossible to determine now the price for which the properties could be sold or the amount of time necessary to complete those sales.

     In addition, the Funds do not have the financial resources or the additional asset base necessary to contribute to a refinancing or other restructuring to realize greater proceeds than the consideration to be received by the BAC Holders as a result of the Mergers.

     The General Partners are of the view that the proposed Merger transactions provide a fair per-BAC price now, while eliminating certain future risks to BAC Holders. Those risks include the possibility that any modifications of the Mortgage Revenue Bonds or underlying mortgage loans, which might be considered beneficial, (i) could jeopardize the tax-exempt status of the Mortgage Revenue Bonds in the absence of cooperation from issuers of those Mortgage Revenue Bonds, and (ii) could result in loss of principal, and would result in loss of most or all accrued interest under the Mortgage Revenue Bonds. See "CERTAIN TAX MATTERS RELATING TO TAX-EXEMPT BONDS."


RECOMMENDATIONS OF THE GENERAL PARTNERS

     FOR THE REASONS SET FORTH BELOW, EACH OF THE GENERAL PARTNERS BELIEVES THAT THE PROPOSED MERGERS PRESENT THE BEST ALTERNATIVE AVAILABLE TO THE BAC HOLDERS FOR MAXIMIZING RETURN AND MINIMIZING RISK TODAY.

     Absent a significant increase in the cash flows generated by, or the market values of, the properties securing the Mortgage Revenue Bonds, the General Partners anticipate that the Mortgage Revenue Bonds will not be paid off at par when the associated mortgage loans mature at various times in 1998 through 2000. Fifteen of the 18 mortgage loans related to the Mortgage Revenue Bonds have not been paying the full amount of base interest for some period of time. Instead, the Funds have been receiving interest based on the cash flow of the properties securing the Mortgage Revenue Bonds and interest has accrued on the unpaid base interest at the base interest rate. There is no assurance that the Funds will receive payments that will pay down materially the accrued interest. For the loans to be paid in full at maturity, the cash flow and value of the underlying properties must appreciate significantly to avoid a default under many of the Mortgage Revenue Bonds in the next two to four years.

     EACH OF THE GENERAL PARTNERS RECOMMENDS THAT BAC HOLDERS VOTE FOR APPROVAL OF THE TRANSACTION PROPOSALS.

     AFTER CONSIDERING VARIOUS ALTERNATIVES TO THE MERGERS (SEE "-- ALTERNATIVES TO THE MERGERS") AND REVIEWING THE HISTORICAL CASH FLOWS OF THE PROPERTIES SECURING THE MORTGAGE REVENUE BONDS, EACH OF THE GENERAL PARTNERS HAS CONCLUDED THAT EACH OF THE TRANSACTION PROPOSALS IS FAIR TO, AND IN THE BEST INTERESTS OF, THE BAC HOLDERS.

     In approving each of the Transaction Proposals and determining to recommend that BAC Holders vote in favor of each of the Transaction Proposals, the General Partners gave due consideration and weight, in descending order of importance, to the following:

       . The unadjusted cash consideration being offered to the BAC Holders in the Mergers represents a substantial premium of approximately 22.6%, in the case of Fund I-II, Series I, 30.9%, in the case of Fund I-II, Series II and 26.5%, in the case of Fund III, over the market price of BACs as of September 8, 1995, the last trading day prior to the initial public announcement of the Mergers.

       . The General Partners approved the Transaction Proposals subject to, and subsequently relied upon, written fairness opinions of Oppenheimer to the BAC Holders of Series I of Fund I-II and Series II of Fund I-II and to the BAC Holders of Fund III, respectively (collectively, the "Fairness Opinions"), which were received on March 14, 1996, that, subject to the assumptions and limitations set forth therein, the Redemption Price offered to such BAC Holders in the Mergers is fair to such BAC Holders from a financial point of view.

       . The General Partners believe that liquidating the Funds today by selling the Mortgage Revenue Bonds would not provide greater net proceeds to the BAC Holders than they would receive as a result of the Mergers.

       . The General Partners believe that waiting until loan maturity either to liquidate the properties securing the Mortgage Revenue Bonds or to extend the maturity dates of the mortgage loans would not provide greater present value net proceeds to the BAC Holders than they would receive under the current Merger offer. Additionally, by waiting until loan maturity the likely amount of net proceeds available to BAC Holders may be further reduced by the length of time and costs associated with selling all of the properties on an orderly basis.

       . Due to certain risks relating to the tax-exempt status of the Mortgage Revenue Bonds, the General Partners believe that it is advisable to receive a sum certain now rather than continue to hold the Mortgage Revenue Bonds for the originally contemplated term of the investment. These risks include uncertainties as to the effects of a Supreme Court case and proposed IRS regulations issued in response thereto, each of which is discussed in more detail in the section entitled "CERTAIN TAX MATTERS RELATING TO TAX-EXEMPT BONDS" below. In addition, a loss of the tax-exempt status of the Mortgage Revenue Bonds may result in a significant reduction in the value of the Mortgage Revenue Bonds and the BACs.

       . CAPREIT is bearing the bulk of the transaction costs associated with the Mergers and all of the risks associated with the refunding process with respect to the Mortgage Revenue Bonds which it contemplates completing subsequent to the Mergers.

       . CAPREIT's considerable experience and expertise in the real estate industry, and its knowledge of and familiarity with the Mortgage Revenue Bonds and the properties that secure them, enhanced CAPREIT's willingness to pursue the Mergers without requiring the Funds to make extensive representations and warranties, including representations regarding environmental and other property matters and the tax-exempt status of the Mortgage Revenue Bonds. These factors, together with CAPREIT's financial wherewithal and sophistication, indicated to the General Partners that CAPREIT could consummate the mergers and obtain the necessary financing.

        . Since the public announcement of the Mergers in September, 1995, no other party has come forward with an offer for the BACs or the assets of the Funds.

        . Counsel for the plaintiffs in the Zakin and Wingard Actions actively solicited competing offers for the past several months and provided third parties with financial information concerning the Funds. Despite their attempts over several months to locate a buyer who would pay more than CAPREIT, no other party has submitted a competing offer.

        . Counsel for the plaintiffs in the Zakin and Wingard actions who originally questioned the sufficiency of the consideration being offered to the BAC Holders have now entered into a settlement increasing the consideration payable to the BAC Holders, and have determined that the settlement is fair, reasonable, adequate and in the best interests of the BAC Holders.

     The General Partners believe that the Funds' alternatives to the Mergers are not superior to the proposed Mergers. See "--Alternatives to the Mergers". Based on their assessment of the real estate market and review of net operating income generated by the properties, the General Partners believe that sales of the properties securing the Mortgage Revenue Bonds would not yield more net proceeds to the BAC Holders than the proposed Mergers. In addition, a liquidation of the properties would most likely involve a series of transactions in which the Funds would incur substantial transaction costs. CAPREIT has agreed to pay for most of the transaction costs of the proposed Mergers.

     Extending the maturities of the mortgage loans, as wells as refunding or materially amending the Mortgage Revenue Bonds, requires the consent of the issuers of the Mortgage Revenue Bonds and, in certain instances, the BAC Holders. In connection with obtaining the consent of such issuers, the Funds may be required to accept additional requirements which could have an adverse impact on the Mortgage Revenue Bonds. The General Partners have not sought the consent of any of the issuers to such modifications. If the Mortgage Revenue Bonds were modified without the consent of such issuers, the tax-exempt status of the Mortgage Revenue Bonds may be jeopardized. Moreover, even if the issuers consented to such actions, if the modifications were deemed to constitute a reissuance of the Mortgage Revenue Bonds, such modifications could result in a write-down the principal, would result in a write-off of most or all of the accrued and unpaid interest, and would be likely to change the contingent interest feature of the existing Mortgage Revenue Bonds.

     In addition, the Funds do not have the financial resources or the additional asset base necessary to contribute to a refinancing or other restructuring to realize greater proceeds than the consideration to be received by the BAC Holders as a result of the Mergers.

     The General Partners have determined that the considerable supporting factors set forth above substantially outweigh potential adverse consequences of the Mergers.

     THE GENERAL PARTNERS RECOMMEND THAT BAC HOLDERS VOTE "FOR" EACH OF THE TRANSACTION PROPOSALS.

FAIRNESS OPINIONS OF OPPENHEIMER & CO., INC.

     Fund I-II and Fund III retained Oppenheimer to render its opinions as to the fairness, from a financial point of view, of the Redemption Prices being offered to the BAC Holders of Series I and Series II of Fund I-II and to the BAC Holders of Fund III. The General Partners did not place any limitation on the scope of Oppenheimer's investigation or review. In connection with its engagement, Oppenheimer was not requested to serve as financial advisor to the General Partners, Fund I-II or Fund III or to assist the General Partners in the merger negotiations or in the negotiations of the related transactions involving the General Partners and their affiliates and CAPREIT. Oppenheimer was not requested to and does not make any recommendation to the BAC Holders of any of the Funds regarding the Mergers. Further, Oppenheimer was not requested to and did not make any evaluation regarding any other expressions of interest to the General Partners by third parties with regard to any alternative transactions (see "SPECIAL CONSIDERATIONS -- REASONS FOR THE PROPOSED MERGER -- Alternatives to the Merger"), and Oppenheimer expresses no opinion on any such alternative transaction, including whether such alternative transaction may be superior for the BAC Holders to the transactions contemplated herein. Also, Oppenheimer was not requested to and did not analyze or give any effect to the impact of any federal, state or local income taxes to the BAC Holders arising out of the transactions contemplated herein. In determining the fairness of the Redemption Price, the General Partners did not request that Oppenheimer take into account the consideration to be paid to or other benefits to be received by the General Partners and their affiliates, including CRI or CRIIMI, in connection with the transactions contemplated herein and Oppenheimer expresses no opinion thereon.

     Oppenheimer, as part of its investment banking business, is regularly engaged in the valuation of businesses and securities in connection with mergers and acquisitions, negotiated underwritings, competitive biddings, secondary distributions of listed and unlisted securities, private placements and valuations for corporate, estate and other purposes. The General Partners issued requests for proposals concerning the fairness opinions to four investment banks. The selection of Oppenheimer was based on several factors, including price, experience and the presentation of its intended analyses.

     In rendering the Fairness Opinions which are dated March 14, 1996, and as the basis therefor, Oppenheimer, among other things, reviewed: the Merger Agreements, as amended; a draft of this proxy statement dated March 14, 1996; phase I environmental reports prepared for each property by Law Engineering and Environmental Services, Inc.; engineering reports prepared for each property by Law Engineering and Environmental Services, Inc. and Valcon Construction Consultants, Inc.; construction and site inspection reports for each property prepared by The Related Companies; audited financial statements of each Fund for calendar years 1992, 1993 and 1994; audited financial statements for each of the properties which secure the Mortgage Revenue Bonds for calendar years 1992, 1993 and 1994 (except Observatory II whose unaudited financial statements for calendar years 1993 and 1994 were reviewed); documents relating to the Mortgage Revenue Bonds; and certain financial and other information relating to Fund I-II and Fund III that was publicly available or furnished to Oppenheimer by the General Partners, including 1995 property operating budgets, 1995 annual unaudited financial operating statements, certain internal financial analyses, forecasts, and reports and other information prepared by or with the approval of the General Partners or their representatives, or by CAPREIT Residential, which manages 14 of the 18 properties. Oppenheimer has also reviewed a written analysis prepared by counsel to the Funds relating to those portions of the limited partnership agreements for Fund I-II and Fund III which govern the distribution of proceeds of the respective Funds upon the liquidation or sale of all or substantially all of their assets. In addition, Oppenheimer also held discussions with the General Partners and their representatives, including employees of CRI, inspected each of the properties which secure the Mortgage Revenue Bonds and the multi-family rental housing market in the geographic areas where the properties securing the Mortgage Revenue Bonds are located, conducted such other investigations, financial analyses and studies, and reviewed such other information and factors as it deemed appropriate for the purposes of the Fairness Opinions.

     In rendering the Fairness Opinions, Oppenheimer relied, without assuming responsibility for independent verification, on the accuracy and completeness of all financial and operating data, financial analyses, reports and other information that were publicly available, compiled or approved by or otherwise furnished or communicated to Oppenheimer by or on behalf of the General Partners. With respect to financial forecasts utilized by Oppenheimer, the General Partners represented to Oppenheimer that they are reasonable projections as to future financial performance, and that there is a reasonable probability that the projections would prove to be substantially correct. Oppenheimer did not make an independent evaluation or appraisal of the assets or liabilities (contingent or otherwise) of Fund I-II or Fund III, nor was Oppenheimer furnished with any such evaluation or appraisal.

     In addition, Oppenheimer assumed, in accordance with estimates provided by the General Partners, that the Redemption Prices will reflect a reduction for fees and expenses awarded to plaintiffs' counsel in the Zakin and Wingard Actions of $0.13, $0.17 and $0.16 in the case of the Series I BAC Holders in Fund I-II, the Series II BAC Holders in Fund I-II and the Fund III BAC Holders, respectively, which was based on the assumption that the fees and expenses awarded to plaintiffs' counsel would not exceed $1,700,000 and that such fees and expenses would be allocated among the BAC Holders in Fund I-II, Series I and Series II and Fund III in the ratios that the above reduction amounts bear to each other. The resulting estimated Redemption Prices, which were used by Oppenheimer in its analysis, were $14.28, $14.07 and $15.02, respectively.

     The following paragraphs summarize the significant quantitative and qualitative analyses performed by Oppenheimer in arriving at the Fairness Opinions. Oppenheimer considered all such quantitative and qualitative analyses in connection with its valuation analysis, and no one method of analysis was given particular emphasis.

     Capitalization Rate Valuation Analysis. Oppenheimer assumed that each Fund obtained direct ownership of those properties presently owned by the Owner Partnerships which secure its Mortgage Revenue Bonds effective December 31, 1995 and commenced an orderly liquidation of the properties immediately thereafter. Oppenheimer applied capitalization rates ranging from 9.0% to 10.25% to the net operating income after capital expenditures ("Cash Flow") estimated for each such property for 1995 to determine a range of its capitalized values. Oppenheimer believes that a capitalization rate analysis provides a basis for estimating what a real estate investor would be willing to pay for a particular property. To the range of capitalized property values, Oppenheimer added the estimated value (as determined utilizing the methodology described below at "4. Valuation of the Performing Mortgage Revenue Bonds") of the Funds' remaining performing Mortgage Revenue Bonds, if any, and the estimated value, projected as of June 30, 1996, of the Funds' other assets consisting of cash balances, marketable securities and minimum required reserve balances less estimated accrued expenses and other liabilities, estimated distributions payable to BAC Holders and the estimated value, as of June 30, 1996, of the Owner Partnerships' other assets (together, the "Other Assets"), less a factor for cost of sale, to determine the total value of the Funds. Under this methodology, the implied equity values of Fund I-II, Series I, including the estimated value of its remaining Mortgage Revenue Bonds and the estimated value of its Other Assets, was $ 13.455 to $ 14.741 per BAC as compared to the estimated Redemption Price for Fund I-II, Series I of $14.28, the implied equity value of Fund I-II, Series II, including the estimated value of its Other Assets, was $ 13.826 to $ 15.220 per BAC as compared to the estimated Redemption Price for Fund I-II, Series II of $14.07, and the implied equity value of Fund III, including the estimated value of its remaining performing Mortgage Revenue Bonds and the estimated value of its Other Assets, was $ 14.238 to $ 15.436 per BAC as compared to the estimated Redemption Price for Fund III of $15.02. Oppenheimer believes the capitalization rate analysis supports its fairness determination because the estimated Redemption Price for each Series or Fund, as the case may be, in the Mergers was within the range of values indicated by such analysis.

     Discounted Cash Flow Analysis. Oppenheimer performed a discounted cash flow analysis of (i) the present value of the forecasted Cash Flows from those properties owned by the Owner Partnerships from future operations, and (ii) the present value of the proceeds of sale of the property at the conclusion of the forecast period. In completing its analysis, Oppenheimer utilized financial and operating forecasts of each property's estimated Cash Flow for the period 1996 to 2000 and applied discount rates of 11% to 12% to forecasted Cash Flow and to forecasted residual value which was based upon capitalizing forecasted Cash Flow for the year 2001 at 10% to 11.25%. To the resulting range of values, Oppenheimer added the estimated value of the Funds' three remaining performing Mortgage Revenue Bonds, and the estimated value, projected as of June 30, 1996, of the Funds' Other Assets. Oppenheimer's analysis indicated a range of values for Fund I-II, Series I, of $ 13.620 to $ 14.781 per BAC as compared to the estimated Redemption Price for Fund I-II, Series I of $14.28, a range of values for Fund I-II, Series II, of $ 14.053 to $15.314 per BAC as compared to the estimated Redemption Price for Fund I-II, Series II of $14.07, and a range of values for Fund III, of $ 14.525 to $ 15.629 per BAC as compared to the estimated Redemption Price for Fund III of $15.02. Oppenheimer believes the discounted cash flow analysis supports its fairness determination because the estimated Redemption Price for each Series or Fund, as the case may be, was within the range of values indicated by such analysis.

     Valuation of the Funds on a Continuing Basis. Oppenheimer performed a discounted cash flow analysis of the Funds assuming each Fund obtained ownership of those properties presently owned by the Owner Partnerships upon the date the individual loan was scheduled to mature and commenced an orderly liquidation of such properties immediately thereafter. Using the methodology described above (see "2. Discounted Cash Flow Analysis"), Oppenheimer estimated the future value of such properties, which it discounted to present value utilizing discount rates of 11% to 12%. To the resulting range of values, Oppenheimer added the estimated present value of the Fund's remaining performing Mortgage Revenue Bonds, if applicable, assuming the Mortgage Revenue Bonds were repaid in full by the borrower upon the scheduled maturity of the loan, and the present value of each Fund's Other Assets. Oppenheimer's analysis, which gave effect to the tax free nature of the interest payments to be made under the Mortgage Revenue Bonds through their maturity, indicated a range of implied present equity values for Fund I-II, Series I of $13.407 to $14.495 per BAC as compared to the estimated Redemption Price for Fund I-II, Series I of $14.28, a range of implied present equity values for Fund I-II, Series II of $13.792 to $14.975 per BAC as compared to the estimated Redemption Price for Fund I-II, Series II of $14.07, and a range of implied present equity values for Fund III of $14.656 to $ 15.717 per BAC as compared to the estimated Redemption Price of Fund III of $15.02. Oppenheimer believes this analysis supports its fairness determination because the estimated Redemption Price for each Series or Fund, as the case may be, was within or greater than the range of values indicated by such analysis.

     Valuation of the Mortgage Revenue Bonds. Oppenheimer valued the Funds' three performing Mortgage Revenue Bonds by projecting the current interest and contingent interest to be received by the Funds from January 1, 1996 through the scheduled maturity of the loans securing such Mortgage Revenue Bonds. The current annual base interest and contingent interest on the Observatory II Mortgage Revenue Bond is projected to be $128,000 and $0, respectively. The current annual base interest and contingent interest on the Paces River 2 Mortgage Reserve Bond is $769,025 and $708,771, respectly. The current annual base interest and contingent interest on the Washington Ridge Mortgage Reserve Bond is $875,000 and $725,000, respectively. Oppenheimer then discounted the projected payments to present value utilizing discount rates of 6.5% to 9.5%, which Oppenheimer estimated to be the current yield for comparable mortgage revenue bonds having similar maturities and investment characteristics, including debt service coverage ratios. In addition, Oppenheimer discounted the estimated principal to be received by the Funds at the scheduled maturity of the Mortgage Revenue Bonds to present value at the above stated discount rates. This methodology was used to determine the values of the three performing Mortgage Revenue Bonds as applied in the analysis described above under "1. Capitalization Rate Analysis," "2. Discounted Cash Flow Analysis" and "5. Valuation of the Bonds as if Reissued."

     Valuation of the Bonds as if Reissued. Oppenheimer analyzed the potential economic benefits to be received by each Fund through the reissuance of its non-performing Mortgage Revenue Bonds. Based upon an analysis of the documentation underlying each Mortgage Revenue Bond, the Funds may seek to reissue the Mortgage Revenue Bonds by remarketing them, without restrictions as to purchasers, by having the Mortgage Revenue Bonds rated by a recognized rating agency and obtaining a AA or comparable rating and by providing each purchaser with an Official Statement. Alternatively, the Funds could seek to reissue the Mortgage Revenue Bonds without obtaining such rating by remarketing the Mortgage Revenue

Bonds solely to institutional investors. Oppenheimer estimated the value of the Mortgage Revenue Bonds as if reissued by utilizing, to the extent possible, the rating and valuation methodology that would be employed by a rating agency in evaluating a similar mortgage revenue bond for the purpose of assigning a AA rating. Alternatively, Oppenheimer estimated the value of the Mortgage Revenue Bonds as if reissued by utilizing, to the extent possible, the valuation methodology that would be employed by an institutional investor in evaluating the purchase of a mortgage revenue bond having similar characteristics to the Mortgage Revenue Bonds. To the resulting value, Oppenheimer added the estimated value of each Fund's remaining Mortgage Revenue Bonds, if applicable, the present value of the remaining cash flow after debt service on the reissued bonds and the value of each Fund's Other Assets. Oppenheimer analysis indicated a range of implied equity values for Fund I-II, Series I of $13.60 to $14.52 per BAC as compared to the estimated Redemption Price for Fund I-II, Series I of $14.28, a range of implied equity values for Fund I-II, Series II of $13.79 to $14.81 per BAC as compared to the estimated Redemption Price for Fund I-II, Series II of $14.07, and a range of implied equity values for Fund III of $14.60 to $15.02 per BAC as compared to the estimated Redemption Price for Fund III of $15.02. Oppenheimer believes application of this methodology supports its fairness determination because the Redemption Price for each Series or Fund, as the case may be, was within the range of values indicated by such analysis.

     Oppenheimer considered but did not conduct a comparative merger analysis as Oppenheimer did not believe this analytical methodology was appropriate. Oppenheimer's review of publicly available information on recent mergers and acquisitions indicated that there had been no similar acquisitions or mergers of entities having comparable investment objectives and business strategies announced or completed.

     Oppenheimer has analyzed, but did not give significant weight to, the trading history of each of the Funds' stock on the American Stock Exchange from January 1, 1995 through December 31, 1995 and noted that the Redemption Price to the BAC Holders of Series I and Series II of Fund I-II and to the BAC Holders of Fund III upon consummation of the Mergers represents a substantial premium over the market price of the BACs as of September 8, 1995, the last trading day prior to the public announcement of the Mergers.

     The preparation of a fairness opinion involves various determinations as to the most appropriate and relevant quantitative and qualitative methods of financial analyses and the application of those methods to the particular circumstances and, therefore, such an opinion is not readily susceptible to partial analyses or summary description. Accordingly, Oppenheimer believes its analyses must be considered as a whole and that considering any portion of such analyses and of the factors considered, without considering all analyses and factors, could create a misleading or incomplete view of the process underlying the Fairness Opinions. Any estimates contained in these analyses are not necessarily indicative of actual values or predictive of future results or values, which may be significantly more or less than as set forth herein. Also, analyses relating to the values of the properties or the Mortgage Revenue Bonds do not purport to be appraisals or to reflect the prices at which the properties or the Mortgage Revenue Bonds may actually be sold.

     In connection with the preparation of the Fairness Opinions, Oppenheimer also assumed, as set forth in the financial forecasts referred to above, that the actual Adjustment Amount for Series I and Series II of Fund I-II and for Fund III does not exceed the maximum Adjustment Amount for such Series or Fund, as the case may be. Oppenheimer also assumed that prior to the consummation of the Mergers, the Zakin and Wingard Actions shall be subject to final and non-appealable settlements. See "GENERAL INFORMATION -- PURPOSE OF THE SPECIAL MEETINGS."

     Oppenheimer's Fairness Opinions, each dated March 14, 1996, were based solely upon the information available to it and the economic market and other circumstances that existed as of the date of such Fairness Opinions. Events occurring after such date could materially affect the assumptions and conclusions contained in the Fairness Opinions. Oppenheimer has not undertaken to reaffirm or revise the Fairness Opinions or otherwise comment upon any events occurring after the date thereof.

     As compensation for its Fairness Opinions with respect to the Mergers, Oppenheimer will receive an aggregate fee of $500,000 ($250,000 per Fund), consisting of a $83,333.33 retainer paid at the time of its engagement, $250,000 paid upon delivery of its Fairness Opinions, and $166,666.67 payable upon consummation of the Mergers. The Funds have also agreed to reimburse Oppenheimer for its reasonable out-of-pocket expenses, including attorneys' fees, and to indemnify Oppenheimer against certain liabilities incurred in connection with its services, including certain liabilities under the federal securities laws.

     During late 1993, Oppenheimer and its affiliate, Oppenheimer International, Ltd., served as co-managers and co-underwriters of an unsuccessful public offering of CAPREIT, which at that time was an affiliate of the General Partners. Since such date, Oppenheimer has rendered no investment banking services to CAPREIT. The engagement terminated in January, 1994 prior to acquisition of CAPREIT by AP CAPREIT, the owner of 99.83% of the outstanding capital stock of CAPREIT. There is no active relationship between Oppenheimer and Funds other than the engagement to render fairness opinions with respect to the Mergers.


                INTERESTS OF CERTAIN PERSONS IN THE TRANSACTIONS

     The Merger Agreements provide that on the closing date of the Mergers (the "Closing Date"), CAPREIT or its designee will acquire the accrued mortgage servicing and administrative fees (the "Accrued Fees") payable by the Owner Partnerships to CRI, for fees accrued through June 30, 1995, and to CRIIMI MAE Services Limited Partnership ("CRIIMI"), whose general partner is a subsidiary of CRIIMI Mae Inc., a public company affiliated with the General Partners, for fees accrued from July 1, 1995 through the Closing Date. The consideration payable to CRI for such Accrued Fees is $511,680 in the case of Fund I-II, Series I and $770,835 in the case of Fund I-II, Series II, and $667,485 in the case of Fund III which represents, in the aggregate, approximately 42% of the Accrued Fees payable to CRI. The consideration payable to CRIIMI for the Accrued Fees is, with respect to Fund I-II, $265,968 in the case of Series I, and $391,296 in the case of Series II, and, with respect to Fund III, $566,676, representing the full amount of such fees and in each case, will be increased, to reflect the fees accrued for the account of CRIIMI, if the closing of the Mergers does not occur prior to June 30, 1996 at the rate of, with respect to Fund I-II, $22,164 per month in the case of Series I, and $32,608 per month in the case of Series II, and with respect to Fund III, $47,223 per month estimated to be the full amount of the fees which will accrue after June 30, 1995.

     The payment of the Accrued Fees is subordinated on a current basis, loan by loan, to the payment of full base interest, plus any unpaid base interest and interest thereon, on the mortgage loans. In the absence of the Mergers, the Accrued Fees would not be payable until the earlier of (i) repayment of any unpaid base interest and interest thereon from increased cash flow of a property or (ii) prepayment or maturity of the respective loan or the sale, refinancing or other disposition of the respective property that secures the Mortgage Revenue Bond after debt repayment in full of principal and accrued base interest. As a result, CRI or CRIIMI might not get a substantial payment from the properties on account of the Accrued Fees. Accordingly, the payments by CAPREIT to CRI, albeit on a substantially discounted basis, and CRIIMI for the Accrued Fees are a benefit of the proposed Merger to CRI and CRIIMI.

     William B. Dockser and H. William Willoughby are the sole shareholders and directors and Chairman of the Board and President, respectively, of CRI, and beneficially own 5.1% and 4.7%, respectively, and are directors and Chairman of the Board and President, respectively, of CRIIMI Mae Inc., a public company that owns CRIIMI.

     In connection with the Mergers, CAPREIT has agreed to pay the General Partners $500,000 for their general partner interests. Messrs. Dockser, Willoughby and Schwartzberg will each receive approximately 25%, and CRI will receive .01%, of the $500,000 to be paid to Fund I-II GP and Messrs. Dockser, Willoughby and Schwartzberg will each receive approximately 25% and CRI will receive approximately 1% of the $500,000 to be paid to Fund III GP in accordance with their respective partnership interests in those entities. The remaining interests in the General Partners are held by general partnerships comprised of current and former employees of CRI, including Richard L. Kadish, Chief Executive Officer, President and Director of CAPREIT, who holds a 23.23% general partner interest in a limited partner of Fund I-II GP and a 26.66% general partner interest in a limited partner of Fund III GP. Prior to joining CAPREIT in 1994, Mr. Kadish served as the Group Executive Vice President -- Multifamily Acquisition of CRI.

     The $500,000 payment to each of the General Partners represents substantially more than the General Partners would receive on account of their general partner interests in the event of the liquidation of the Funds. If the Funds were liquidated as of December 31, 1995, the Fund I-II GP would have received only a nominal amount and the Fund III GP would have received nothing.

     Messrs. Dockser and Willoughby also own, through various corporations, all of the interests in the Owner Partnerships. Each of the Owner Partnerships has agreed to either (a) sell, assign and transfer the partnership interests in, or the real property and other assets of, such

Owner Partnerships to CAPREIT or its designee for no additional consideration or
(b) admit CAPREIT or its designee as the managing general partner, whereupon the general partner interests of the current general partners will be converted into limited partner interests, and CAPREIT will have the option to acquire all of the limited partner interests at any time within five years from the Closing Date at the then fair market value (defined as the proportionate interest of such limited partner in the fair market value of the partnership property as encumbered by the mortgage loans) thereof. Although such interests currently have nominal value, if the fair market value of the partnership properties increases prior to the time CAPREIT exercises its option, such increase in value may benefit the owners of the Owner Partnerships.

     The Owner Partnerships do not supply any services to the Funds or to any of the properties collateralizing the mortgage loans. The Owner Partnerships do not receive, and have never received, fees in any form for serving as holders of the properties. If the Mergers are consummated, the future fair market value of the Owner Partnerships' interests could be affected by CAPREIT's proposed financing. CAPREIT intends to attempt to amend relevant documents relating to the Mortgage Revenue Bonds to eliminate any remarketing features and establish new interest rates, among other changes. These amendments would have the effect of reducing the debt obligations of the Owner Partnerships, which could increase the future fair market value of the interests in such Owner Partnerships. Any change in the fair market value in the future would not inure to the benefit of the BAC Holders, but would benefit the owners of any interests in the Owner Partnerships, which could include the current owners or CAPREIT.

     CAPREIT Residential is currently the property manager for 14 of the 18 properties securing the Mortgage Revenue Bonds.


                           THE TRANSACTION PROPOSALS

THE MERGER PROPOSAL

     THE INFORMATION CONTAINED IN THIS PROXY STATEMENT WITH RESPECT TO THE MERGER AGREEMENTS IS QUALIFIED IN ITS ENTIRETY BY REFERENCE TO THE TEXT OF THE MERGER AGREEMENTS ATTACHED HERETO (WITHOUT SCHEDULES AND EXHIBITS) AS APPENDICES A-1 AND A-2, AND INCORPORATED HEREIN BY REFERENCE. THE BAC HOLDERS ARE URGED TO READ THE MERGER AGREEMENTS CAREFULLY.

THE MERGERS

     The Mergers will be effected pursuant to the terms of the Merger Agreements. Upon the consummation of each of the Mergers and by virtue thereof,
(a) all of the BACs in each of the Funds (except as provided below) will be redeemed in cash for the Redemption Price and the interests represented by such BACs will be canceled, (b) interests held by the Assignor Limited Partners of each of the Funds will be canceled and extinguished, (c) partnership interests in each of the Funds held by designees of CAPREIT will remain outstanding and
(d) in each case, BACs
held by CAPREIT and its affiliates, if any, will be converted into limited partner interests in the respective Funds and BACs held by the Funds, if any, will be canceled and no consideration will be paid therefor.

     Pursuant to the Merger Agreements, each Merger will become effective on the date (the "Effective Date") and at the time (the "Effective Time") that the applicable Certificate of Merger is filed pursuant to Delaware law. It is anticipated that the Effective Date and the Effective Time will occur as soon as practicable following the later of the completion of the Special Meetings and the receipt of a final non-appealable order of the court approving the settlement of the Zakin and Wingard Actions. Following the Effective Time and as a result of the Mergers, each of the Funds will continue in existence under Delaware law, but will be wholly owned by CAPREIT and its affiliates. Upon consummation of the Mergers, the BACs will be delisted and will no longer trade on the AMEX, and the Funds, as the surviving entities in the Merger, will cease to be separate reporting companies under the Securities Exchange Act of 1934, as amended (the "Exchange Act").

     The BAC transfer books of the Funds will be closed as of the close of business on the Effective Date and no transfer of record of BACs will be made thereafter other than the registration of transfers reflecting transfers occurring before the close of business on the Effective Date.

THE MERGER AGREEMENTS

     Below is a description of the key terms and provisions of the Merger Agreements. The two Merger Agreements are similar in all material respects, except for certain pricing related provisions. BAC Holders should note that the consummation of the transactions contemplated in one Merger Agreement is conditioned on the consummation of the transactions contemplated in the other Merger Agreement. This condition may be waived by the Merger Partnerships in their sole discretion.

Conditions to Consummation of the Mergers

     The respective obligations of a Fund and a Merger Partnership to consummate a Merger and the related transactions are subject to satisfaction or (where permissible, and other than clause (v) below) waiver, on or before the Closing Date (or such earlier time as specified in the condition), of certain conditions, including, but not limited to, (i) the performance, in all material respects, of the obligations of the other party or parties contained in a Merger Agreement, (ii) the receipt of all approvals and authorizations of any governmental authority required for the consummation of such Merger and related transactions, (iii) the approval of such Merger and related transactions by the BAC Holders of such Fund and (iv) the absence of any governmental action which would have the effect of preventing the consummation of such Merger and related transactions and (v) the final and non-appealable approval by a court of competent jurisdiction of the settlement of the Zakin Action and the Wingard Action on the terms set forth in the Memorandum of Understanding, dated January 31, 1996.

     The obligation of a Fund to consummate a Merger and the related transactions is subject to certain additional conditions, which conditions must be satisfied or waived (where permissible), including, but not limited to, the accuracy of the representations and warranties made by the Merger Partnership.

     The obligation of a Merger Partnership to consummate a Merger and the related transactions is subject to certain conditions, which conditions must be satisfied or waived (where permissible), including, but not limited to, (i) the amount of Available Cash shall not be less than (a) prior to September 30, 1996, $2,396,280, with respect to Fund I-II, Series I, $3,556,800, with respect to Fund I-II, Series II, and $5,446,920, with respect to Fund III, (b) from October 1, 1996, $2,375,260 with respect to Fund I-II, Series I, $3,525,600 with respect to Fund I-II, Series II, and $5,399,140 with respect to Fund III, and (c) from November 1, 1996 through November 30, 1996, $2,354,240 with respect to Fund I-II, Series I, $3,494,400 with respect to Fund I-II, Series II and $5,351,360 with respect to Fund III; (ii) the absence of any action, suit or proceeding seeking to materially restrain or delay the consummation of such Merger and related transactions or seeking material damages in connection therewith; (iii) the Financing (as defined) shall have been consummated in accordance with the terms of the Commitment; (iv) the absence of a material adverse change in the condition of such Fund or an applicable Owner Partnership; (v) a General Partner shall have transferred its respective general partner interest in such Fund to CAPREIT or its designee; and (vi) both Mergers being closed concurrently.

Conduct of Business Pending the Mergers

     During the period from September 11, 1995 through the Closing Date (the "Pre-Closing Period"), each Fund and the applicable Owner Partnerships have agreed to conduct their respective businesses only in the ordinary course of business and consistent with past practices. In that regard, except as otherwise contemplated by a Merger Agreement, such Fund and such Owner Partnerships agreed not to sell, dispose of, pledge or encumber any of their property, and if such property is material to such Fund or such Owner Partnership, such Fund and such Owner Partnerships will not take such actions even in the ordinary course of business; amend their respective organizational documents (other than the proposed amendments of the Agreements of Limited Partnership of each Fund as described in this Proxy Statement), tax returns, Mortgage Revenue Bonds or any notes, agreements, indentures or other instruments relating to the Mortgage Revenue Bonds; declare, set aside or make any distributions with respect to any partnership interests, except that Fund I-II may accrue, on a monthly basis, $.09417 per BAC for Series I, and $.09667 per BAC for Series II, and Fund III may accrue, on a monthly basis, $.10 per BAC for calendar 1996, and pay, on a quarterly or semi-annual basis, as applicable, such accrued amount to the holders of BACs; or redeem any BACs.

     In addition, each Fund and each applicable Owner Partnership has agreed not to issue, sell or dispose of any BACs; acquire other entities; incur debt for money borrowed other than short-term debt incurred in the ordinary course of business; materially change any agreement with or arrangement relating to any material license, lease, contract or other document other than in the ordinary course of business; or authorize or effect any change in their capitalization.

     With respect to tax matters, each Fund and each applicable Owner Partnership has agreed that pending consummation of a Merger it will not make any material tax elections, change any material tax accounting method or settle or compromise any material income tax liability.

Other Pre-Closing Covenants

     The parties to a Merger Agreement have agreed, among other things, during the pre-closing period, to use all commercially reasonable efforts to take all actions and to do all things necessary to ensure that a Merger and the related transactions are consummated. In that regard, each Fund and any applicable Owner Partnerships have agreed to provide to each Merger Partnership and its representatives reasonable access to its offices, facilities, personnel, properties, books, records and contracts and, as soon as reasonably practicable after they become available, additional financial statements.

     In addition, each Fund has agreed to take all necessary action to convene a meeting of its limited partners as soon as practicable to consider and vote on and obtain the approval of such Fund's BAC Holders for the Merger and related transactions. With respect to such meeting, each Fund and the applicable Merger Partnership have agreed to jointly prepare and such Fund has agreed to file a proxy statement and form of proxy, the costs of which shall be advanced by such Merger Partnership.

Post-Closing Covenants

     Each Merger Partnership and CAPREIT have agreed not to cause the partnership surviving a Merger to amend any portions of any tax return of a Fund for years ending prior to the Effective Time to the extent that such portion relates to the accrual of interest on the Mortgage Revenue Bonds and to cause the surviving partnership to not otherwise amend any tax returns of such Fund for years ending prior to the Effective Time without the consent of such Fund's General Partner or its designee, which consent shall not be unreasonably withheld. In addition, the surviving partnership, CAPREIT and the General Partners have agreed to cooperate in filing tax returns for the tax year including the period ending on the Closing Date.

No Solicitation

     A Fund and its general partner have agreed not to solicit, initiate or invite the submission of offers from any person regarding a business combination or enter into discussions regarding the foregoing, during the period a Merger Agreement is in effect and have further agreed not to furnish information to, or otherwise cooperate with, any person seeking to do any of the foregoing.

     Notwithstanding the above, the general partner of such Fund may, if it is so required because of its fiduciary duty obligations to the BAC Holders, respond to any unsolicited inquiry or proposal from a third party regarding a business combination; provided, however, that such general partner agrees to notify the Merger Partnership of any such response or negotiations as well as afford to such Merger Partnership an opportunity to respond.

Indemnification

     Each Merger Partnership has agreed, for a period of three and one-half years after the Effective Time, to cause the Fund, as the surviving entity in the Merger, to continue in full force and effect for the benefit of the current general partner of such Fund, an Assignor Limited Partner and their respective Affiliates (as defined in such Fund's Agreement of Limited Partnership) the provisions currently set forth in the Agreement of Limited Partnership of the Fund relating to indemnification of such general partner, such Assignor Limited Partner and their Affiliates as if such general partner and such Assignor Limited Partner continued to serve such Fund in their respective capacities. CAPREIT has agreed to guarantee the obligations of each of the surviving partnerships as if it were the indemnifying party, except that its obligations are not limited to the extent of the assets of a surviving partnership.

Termination

     A Merger Agreement may be terminated and a Merger and the related transactions may be abandoned at any time prior to the Effective Time, whether before or after the BAC Holders have approved and adopted such Merger and related transactions, by the mutual written consent of a Merger Partnership and a Fund, or by either such Merger Partnership or such Fund if: (i) a court or governmental, regulatory or administrative authority has issued a final and non-appealable order, decree, or ruling or taken any other action permanently restraining, enjoining or otherwise prohibiting such Merger and related transactions, (ii) the Effective Time shall not have occurred by November 30, 1996 (the "Termination Date") (so long as a terminating party has complied with all of its covenants and agreements contained in such Merger Agreement), or
(iii) the BAC Holders do not approve and adopt such Merger and related transactions.

     A Merger Agreement may also be terminated at any time prior to the Effective Time, whether before or after the BAC Holders have approved and adopted a Merger and the related transactions, by a Fund, if a Merger Partnership fails to perform in all material respects its obligations under the Merger Agreement.

     A Merger Agreement may also be terminated at any time prior to the Effective Time, whether before or after the BAC Holders have approved and adopted a Merger and the related transactions, by a Merger Partnership, if: (i) a Fund or its general partner shall have (a) withdrawn, amended or modified their recommendation of a Merger and the related transactions or (b) taken any public position inconsistent with such recommendations, (ii) if such Fund or any applicable Owner Partnership fails to perform in all material respects its obligations under such Merger Agreement, (iii) there shall have occurred a material adverse change in the business, assets, properties, results of operations or financial or other condition or prospects of such Fund or any such Owner Partnerships; (iv) if such Fund shall have settled or compromised any lawsuits or other legal proceedings challenging such Merger Agreement ("Designated Actions") without the prior written consent of the such Merger Partnership, unless such settlement or compromise requires the payment of money in an amount which, when aggregated with the other amounts expended to settle or compromise Designated Actions, does not exceed an agreed upon amount, and (v) the representations and warranties of such Fund and such Owner Partnerships, irrespective of the knowledge of such Fund or such Owner Partnerships at the time of signing of such Merger Agreement regarding the truthfulness of the documents it supplied to the Merger Partnership, are not true and correct in all material respects at any time as if made as of such time, except to the extent that any such representation or warranty is made as of a specific date, in which case such representation or warranty shall have been true and correct as of such time.

     A Merger Agreement may be amended by the written agreement of each of the parties either before or after the BAC Holders have approved of a Merger and the related transactions, provided that, after approval by the BAC Holders, no such amendment may materially adversely affect the interests of such BAC Holders unless such amendment is also approved by the BAC Holders.

Deposit

     Pursuant to the terms of the Merger Agreements, on the business day immediately prior to the date this Proxy Statement was first mailed to the BAC Holders, CAPREIT paid into escrow deposits (the "Deposits") of $1,000,000 under each Merger Agreement ($2,000,000 in the aggregate), which amounts are being held in escrow for the benefit of each Fund by Chicago Title Insurance Company (the "Escrow Agent"), an independent third party, pursuant to the terms of the escrow agreements, the form of which agreement is attached as an appendix to the Merger Agreements. There are separate escrow agreements, with identical terms and conditions, with respect to each of the Merger Agreements.

     Pursuant to the terms of the Escrow Agreements, the Escrow Agent will pay the Deposits and any interest earned thereon (the "Escrow Funds") as follows:
(i) if a Closing under a Merger Agreement shall occur, then the Escrow Funds held for the benefit of the applicable Fund shall be paid to CAPREIT or as CAPREIT shall direct; (ii) if a Closing under a Merger Agreement shall not occur on or prior to the Termination Date and the failure of such Closing to occur shall be due to: (a) the failure of any of a Merger Partnership's conditions to Closing (other than the condition that the Financing be consummated), (b) the termination of such Merger Agreement (other than where such Merger Agreement is terminated because the Effective Time has not occurred by the Termination Date or such Merger Partnership has not performed its obligations), (c) a breach of the Financing Commitment (as defined in the Merger Agreements) by the party issuing such Financing Commitment; or (d) a change in any statute, law or regulation which affects the tax exempt status of the Mortgage Revenue Bonds, then the Escrow Fund shall be paid to CAPREIT or as CAPREIT shall direct; (iii) if a Closing under a Merger Agreement shall not occur on or prior to the Termination Date and the failure of the Closing to occur shall be due to the failure of the Financing to be consummated, which failure occurred because of a failure of a condition to funding set forth in the Financing Commitment, then one-half of the Escrow Funds shall be paid to the Fund and one-half of the Escrow Funds shall be paid to CAPREIT or as CAPREIT shall direct; and (iv) if the Escrow Funds shall not be paid pursuant to (i), (ii) or (iii), then the Escrow Funds shall be paid to the Fund on the earlier of the Termination Date or the date on which such Merger Agreement was terminated.

     If the Escrow Funds are paid to a Fund, such payment shall be made to such Fund as liquidated damages in full satisfaction of all of a Merger Partnership's and CAPREIT's liabilities or obligations under a Merger Agreement, including, without limitation, the obligation to pay such Fund's expenses.

     The payment of Escrow Funds to one Fund does not necessarily mean that Escrow Funds are payable to the other Fund.

Fees and Expenses

     In the event a Merger Agreement is terminated or abandoned, and

     (i) such termination or abandonment resulted from the breach by a Fund of its covenant not to solicit or encourage third party offers regarding business combinations, the acceptance by such Fund's general partner, pursuant to its fiduciary duties, of such third party offer (a "Fiduciary Out Termination"); or a willful and material breach by such Fund of any of its covenants and obligations (except its representations and warranties); or

     (ii) from the date of such Merger Agreement and prior to or concurrent with such termination or abandonment, (a) such Fund or its general partner enters into any letter of intent or agreement with any person (including such Fund and its affiliates and excluding such Merger Partnership and its affiliates) or group (as defined in Section 13(d) of the Exchange Act) (collectively, the "Designated Persons") regarding a (1) tender offer or exchange offer for any class of such Fund's BACs at a per BAC price in excess of the price to be paid by such Merger Partnership or (2) a business combination with or involving such Fund or its affiliates, or any transaction involving the transfer of beneficial ownership of such Fund's BACs representing at least 10% of any class of outstanding BACs, (b) such Fund or its general partner shall file with the Commission a Schedule 14D-9 or similar document, or make any public announcement or communication (1) recommending, supporting or endorsing a proposal or plan by such Fund or a Designated Person to effect any of the foregoing transactions or
(2) failing to support a Merger and the related transactions or (c) any Designated Person shall have acquired beneficial ownership of at least 33 1/3% of any class of such Fund's outstanding BACs (the foregoing events being collectively referred to as "Triggering Events"); or

     (iii) within 270 days from the date of termination or abandonment of such Merger Agreement, a Triggering Event shall have resulted in the Fund or the holders of any class of such Fund's BACs receiving consideration (determined on a per BAC basis) in excess of the amount to be paid in such Merger;

then the Merger Partnership will be entitled to a payment of $2,250,000 plus its reasonable expenses up to a maximum of $2,500,000 per Merger Agreement.

     The payment of such fee and its reasonable expenses shall be the sole remedy available to such Merger Partnership for breach of such Merger Agreement by such Fund or such Owner Partnership and shall be made as liquidated damages in full satisfaction of such Fund's or such Owner Partnerships' liabilities or obligations under such Merger Agreement.

     If a Merger Agreement is terminated or abandoned due to (i) a willful and material breach by a Fund or any applicable Owner Partnership (other than a breach of the representations and warranties), (ii) the failure by such Fund or any of such Owner Partnerships to perform in all material respects its obligations and duties thereunder, (iii) a Fiduciary Out Termination or (iv) a termination of such Merger Agreement by a Merger Partnership because such Fund shall have settled Designated Actions for an aggregate amount in excess of an agreed upon amount or such settlement or compromise contains terms to which such Merger Partnership reasonably objects, then such Fund shall bear all of its own expenses and reimburse such Merger Partnership and its affiliates for reasonable out-of-pocket expenses (including, without limitation, all fees and expenses of counsel, outside accountants, investment banking firms, financing sources and third party consultants to such Merger Partnership and its affiliates) in connection with a Merger and the related transactions and this Proxy Statement. If a closing shall occur under one, but not the other, Merger Agreement, the Merger Partnership which is a party to the terminated Merger Agreement will be reimbursed for all such expenses directly allocable to the Merger Agreement that did not close and for one-half of all expenses which can not be allocated specifically to either of the Merger Agreements but were incurred in connection with the Merger and the related transactions. In no event shall the amount paid to reimburse expenses exceed $2,500,000 per Merger Agreement.

     Unless a Merger Agreement is terminated or abandoned for the reasons specified in the preceding paragraph, or a Merger Partnership elects to terminate such Merger Agreement because the representations and warranties of a Fund and any applicable Owner Partnerships are not true and correct in all material respects (and with respect to the representations and warranties regarding the truthfulness of disclosures made to such Merger Partnership, irrespective of the knowledge of such Fund or such Owner Partnership at the time of the signing of such Merger Agreement), at and as of the Effective Time as if made at and as of such time, except to the extent that any such representation or warranty is made as of a specific date, in which case such representation or warranty shall have been true and correct as of such time, then such Merger Partnership shall bear all of its own costs and expenses and it shall reimburse such Fund for all its costs and expenses incurred in connection with a Merger, the related transactions and this Proxy Statement, other than the costs and expenses of (i) the fairness opinion and the related legal and accounting fees,
(ii) the legal and accounting fees incurred in negotiating such Merger Agreement and (iii) reimbursement for certain overhead costs of the general partner of such Fund and its affiliates.

     In all other cases, in the event of a termination of a Merger Agreement each of the parties shall bear their own expenses.

TAX TREATMENT

     It is the intention of the Funds and the Merger Partnerships that the payment of the consideration to the BAC Holders will constitute, for income tax purposes, a redemption or liquidation of the BAC Holders limited partner interests in the Funds pursuant to Section 731(a) of the Internal Revenue Code of 1986, as amended (the "Code"), and that the consummation of the transactions contemplated by the Merger Agreements will not result in a termination of the Funds pursuant to Section 708(b)(1)(B) of the Code.

THE FINANCING

     The funds required to pay the consideration payable to the BAC Holders in the Mergers and to pay related fees and expenses of the Merger and the Financing (as defined below) are expected to be approximately $182.4 Million. The funds required will be provided by CAPREIT and the proceeds of the sale (the "Financing") of certain beneficial ownership interests in one or more trusts (the "Trusts") to be formed at the Effective Time to which the Funds will cause to be contributed, following consummation of the Mergers, the Mortgage Revenue Bonds and to which CAPREIT will contribute an additional mortgage revenue bond issue consisting of two series of bonds having an aggregate outstanding principal amount of approximately $12.6 million and maturing in 2019.

     Each Trust will issue three classes of certificates evidencing the beneficial ownership interests in such Trust: (i) a class of floating rate certificates in a face amount of up to 99% of the market value of the Mortgage Revenue Bonds and the additional bond issue held by such Trust (the "Floater Certificates"), (ii) a subordinate certificate entitled to certain income of the Trust based on the outstanding face amount of the Floater Certificates (the "Subordinate Certificate"), and (iii) an inverse floating rate certificate equal to the remaining market value of such Mortgage Revenue Bonds and additional bond issue (the "Residual Certificate"). The Floater Certificates are expected to be privately placed with investors by Bear, Stearns & Co. for an anticipated aggregate cash consideration of approximately $228 million, which will be used to redeem the BACs and to pay fees, expenses and other items in connection with the Mergers and the Financing. Certain funds from the Financing, together with funds provided by CAPREIT, will be used to refinance existing debt on a portion of the collateral required to be pledged by CAPREIT and its affiliates to obtain the Financing. See "-- Collateral" below. The Subordinate Certificate for each
                        ----------
Trust will be acquired by an entity that has arranged for the issuance of the Surety Bond discussed below. See "--Credit Enhancement". The Residual Certificate for each Trust will be acquired by an affiliate of CAPREIT.

     The Floater Certificates for each Trust will receive a portion of the interest distributed on the related Mortgage Revenue Bonds and the additional bond issue based on distribution rates on the Floater Certificates to be determined by Bear, Stearns & Co., as remarketing agent, consistent with market conditions prevailing from time to time by reference to the Public Securities Association 7 day tax-exempt rate. The Subordinate Certificate for each Trust will receive a distribution, out of the remaining interest distributed on the related Mortgage Revenue Bonds and additional mortgage revenue bond issue, in an amount equal to ___% of the outstanding face amount of the Floater Certificates. The Residual Certificate for each Trust will receive the balance of the interest distributed on the related Mortgage Revenue Bonds and the additional bond issue remaining after distributions on the Floater Certificates and Subordinate Certificate.

Credit Enhancement

     Pursuant to a Commitment Letter dated March 29, 1996 (the "Commitment") between CentRe Mortgage Capital, L.L.C. ("CentRe") and CAPREIT, CentRe has committed to arrange for credit enhancement with respect to the Bonds and a liquidity facility with respect to the Floater Certificates. This credit enhancement and liquidity facility are to consist of one or more four year irrevocable letters of credit, bond purchase agreements or similar instruments (the "Letter of Credit") issued by one or more financial institutions (the "Letter of Credit Bank") reasonably acceptable to CAPREIT and having long term debt ratings of "AA" or better by Standard & Poors and short term ratings of "A-1+" or better by Standard & Poors, respectively. The Letter of Credit will provide for drawings in such amounts and at such times as are required to pay amounts due from time to time with respect to the Mortgage Revenue Bonds and the additional bond issue in the Trusts. Pursuant to a reimbursement agreement (the "Bank Reimbursement Agreement") by and between the Letter of Credit Bank and the Owner Partnerships, among others, the Owner Partnerships will agree to reimburse the Letter of Credit Bank for all drawings under the Letter of Credit and to pay certain other fees and expenses of the Letter of Credit Bank.

     In addition, CentRe has committed in the Commitment to arrange for an insurance company (the "Surety") having claims paying ratings of at least "AA" by Standard & Poors to issue one or more insurance surety bonds (the "Surety Bond") which will provide for the payment by the Surety to the Letter of Credit Bank of any amounts which are owing as a result of drawings under the Letter of Credit and which have not been paid under the Bank Reimbursement Agreement or otherwise. The Surety Bond will be issued pursuant to a master reimbursement and security agreement (the "Surety Reimbursement Agreement") by and among the Surety, CAPREIT, the Owner Partnerships and others, pursuant to which the Owner Partnerships will agree, on a non-recourse basis, jointly and severally, to
reimburse the Surety for any amounts paid on the Surety Bond.   Such
reimbursement obligations are to be secured by liens on virtually all of the real property and assets of the Owner Partnerships and certain other affiliates of CAPREIT.

     In connection with the Financing, the Owner Partnerships are obligated to pay certain fees and expenses of the Letter of Credit Bank, the Surety, the Trustee and others. The Owner Partnerships will not receive any compensation in connection with the foregoing.

Collateral

     As collateral security for their reimbursement and other obligations under the Surety Reimbursement Agreement and certain other agreements relating thereto, the Owner Partnerships will grant in favor of the Surety liens on and security interests in certain accounts to be created under the Surety Reimbursement Agreement and the properties securing the Mortgage Revenue Bonds and the additional bond issue to be contributed by CAPREIT. In addition, certain affiliates of CAPREIT will grant in favor of the Surety liens on and security interests in seven additional multi-family properties owned by affiliates of CAPREIT. CAPREIT and its affiliates will also pledge or cause to be pledged their partnership interests in the Owner Partnerships and the residual interests in the Trusts as additional collateral security for such obligations. CAPREIT and its affiliates will also provide certain recourse guarantees to certain parties, including the Surety, in connection with the Surety Reimbursement Agreement. CAPREIT also has agreed to fund reserves of $4.5 million for capital expenditures on all of the properties as additional security under the Surety Reimbursement Agreement.

Proposed Amendments to Mortgage Revenue Bonds

     Subsequent to the consummation of the Mergers and the Financing, CAPREIT and the Owner Partnerships will attempt to effect amendments to the relevant documents relating to the Mortgage Revenue Bonds and the additional mortgage revenue bond issue to be contributed by CAPREIT to the Trusts in order to eliminate any remarketing features, to establish new interest rates and to make certain other changes affecting such Mortgage Revenue Bonds and other mortgage revenue bond issue, including the possible extension of the scheduled maturity dates of the Mortgage Revenue Bonds and the additional bond issue. There is no assurance that any such amendments will be effected or that, if effected, such amendments will result in the properties securing the Mortgage Revenue Bonds generating sufficient cash flow to fund timely payment of the principal of and interest on the Mortgage Revenue Bonds and the additional mortgage revenue bond issue.

Miscellaneous

     In the event one Fund, but not the other, approves and adopts a Merger and the related transactions and CAPREIT elects to consummate the Merger with the Fund that approved the Merger, CAPREIT will still be able to consummate the financing in the manner described above, with proportional reductions in the amount of proceeds and a reduction in the amount of collateral provided by CAPREIT. BAC Holders of the Fund which approved and adopted the Merger and the related transactions will receive the amount of Merger consideration set forth in this Proxy Statement.

                             NEW PARTNERS PROPOSAL

     In connection with the Mergers, the BAC Holders of each Fund are being asked to consider and act upon a proposal to remove the General Partner of such Fund and to simultaneously elect CAPREIT GP as general partner in its stead. CAPREIT has agreed to pay each of the General Partners $500,000 in consideration for its general partner interest. See "INTERESTS OF CERTAIN PERSONS IN THE TRANSACTIONS".

     The approval and adoption, by the BAC Holders of each Fund, of the New Partner Proposal to be voted upon by them is conditioned upon the approval and adoption, by such BAC Holders, of each other Transaction Proposal to be voted upon by them.

                               AMENDMENT PROPOSAL

     In connection with the Merger, the BAC Holders are being asked to consider and vote upon a series of amendments to the Partnership Agreements of each of the Funds to authorize expressly (a) the Mergers and the Merger Agreements and the transactions contemplated thereby and (b) the issuance of a limited partner interest to CAPREIT or its designee in exchange for real property or other assets and the admission of CAPREIT or its designee as a limited partner of each of the Funds immediately prior to or concurrently with consummation of the Mergers. The Partnership Agreements do not currently permit the Mergers and the related transactions. See Exhibits C-1 and C-2 for the full text of the proposed amendment to the Partnership Agreement.

     The approval and adoption, by the BAC Holders of each Fund, of the Amendment Proposal to be voted upon by them is conditioned upon the approval and adoption, by such BAC Holders, of each other Transactions Proposal to be voted upon by them.

                           CERTAIN FEDERAL INCOME TAX
                              CONSEQUENCES OF THE
                        MERGERS AND RELATED TRANSACTIONS

INTRODUCTION

     The following discussion is intended to provide BAC Holders with a summary of certain federal income tax matters that should be considered in connection with the Mergers and the related transactions. Although the material federal income tax aspects of general application to BAC Holders regarding the Mergers and related transactions are discussed herein, no attempt has been made to comment on all tax matters affecting the BAC Holders. Moreover, the tax consequences to a particular BAC Holder will depend, in part, on such BAC Holder's own tax circumstances. The following discussion may not be applicable to certain categories of BAC Holders including, without limitation, nonresident aliens, foreign corporations, certain domestic corporations and tax-exempt entities. Also, the state and local income tax consequences of the Mergers and related transactions, which may vary among the BAC Holders based upon the jurisdiction in which they are subject to tax, have not been discussed. Accordingly, each BAC Holder should consult his own tax advisor about the federal, state, local, foreign and other tax consequences of the Mergers and related transactions in respect of his own particular circumstances.

GENERAL PRINCIPLES OF PARTNERSHIP TAXATION

     The Funds have been treated as partnerships and the BAC Holders as partners for federal income tax purposes. A partnership is not subject to federal income tax. Instead, each partner of a partnership includes his allocable share of the partnership's items of taxable income, gain, loss, deduction and credit in determining his income tax. Although a partnership is not subject to federal income tax, it must file a federal information income tax return upon which it reports its income, gain, loss, deduction and credit for each taxable year.

     A partnership will allocate to each partner his share of the partnership's income and loss. Generally, each partner must treat partnership items on his return consistently with the treatment of those items on the partnership return. The partnership will also allocate to each partner his share of items of partnership expense. Due to the tax-exempt nature of the Funds' interest income in prior years, BAC Holders were not permitted in prior years to deduct certain items of Fund expense in calculating their income tax.

     Under the Code, a partner does not recognize gain upon receipt of a partnership distribution unless the distribution exceeds his adjusted tax basis for his interest in the partnership immediately prior to the distribution. A partner's adjusted tax basis for his interest in a partnership generally will be equal to the amount paid for the partnership interest, increased by his allocable share of partnership taxable income and tax-exempt income, and decreased by his allocable share of partnership distributions and his allocable share of partnership tax losses and deductions (including his allocable share of partnership expenditures which are not deductible in computing its taxable income and are not capital expenditures, such as the Partnership's expenses allocable to tax-exempt interest income).

CERTAIN FEDERAL INCOME TAX CONSEQUENCES OF THE MERGERS

     The Mergers should be treated for federal income tax purposes as redemptions of the BAC Holders' interests in the Funds. The formation, transitory existence and merger of the Merger Partnerships should be disregarded for federal income tax purposes and the Mergers should be treated as redemptions of partnership interests since the funds to effect the Mergers are being generated from the transfer of the assets of the Funds rather than from CAPREIT or its affiliates. To the extent a portion of the merger consideration is viewed as having been provided by CAPREIT, either directly or indirectly, there is a risk that the Internal Revenue Service could assert that the Mergers should be treated as sales of a minority portion of the partnership interests in the Funds by the BAC Holders, although a characterization as a sale should not have an adverse impact on the federal income tax consequences of the Mergers to the BAC Holders. Pursuant to the Merger Agreement, the Funds and the General Partners have agreed to treat the Mergers consistently with their characterization as redemptions for income tax purposes.

     Generally, pursuant to Section 731(a) of the Code, each BAC Holder will recognize gain or loss upon receipt of cash in the Mergers in exchange for BACs. The amount of gain or loss recognized by a BAC Holder will be equal to the difference between (a) the amount of cash received in the Mergers and (b) such BAC Holder's adjusted tax basis in his BACs. Generally, if a BAC Holder holds his BACs as a capital asset, such gain or loss should be treated as capital gain or capital loss, and will generally constitute long term capital gain or loss if such BAC Holder has held his BACs for more than one year. A capital loss recognized by a BAC Holder in connection with the Mergers and related transactions may offset other capital gains of that BAC Holder, the excess of such BAC Holder's capital losses over capital gains may offset an individual BAC Holder's ordinary income, subject to an annual $3,000 limitation, and the remainder may be carried forward to subsequent years. In determining a BAC Holder's gain or loss on the receipt of cash in the Mergers, and consistent with the discussion above, a BAC Holder's adjusted tax basis in his BACs generally equals the amount paid for such BACs increased by his allocable share of partnership income (including all tax-exempt income) and decreased by his allocable share of partnership distributions and his allocable share of taxable losses and deductions (including his share of the tax loss resulting from the Financing, as discussed below, and his share of certain expenditures which are not deductible in computing taxable income and which are not capital expenditures, including certain expenses allocable to tax-exempt interest).

CERTAIN FEDERAL INCOME TAX CONSEQUENCES OF THE FINANCING TRANSACTION

     As described in detail in "The Transaction Proposals -- The Merger Proposal
- -- The Financing," the redemption of the BAC Holders' interests in the Funds through the Mergers will be financed by the transfer of the Funds' portfolio of Mortgage Revenue Bonds to the Trusts and the receipt of cash in connection with the sale of interests in the Trusts in the amount of approximately $228 million. The Trusts will be treated as partnerships for federal income tax purposes. The Funds' aggregate tax basis in such Mortgage Revenue Bonds is currently approximately $240 million and the aggregate tax basis in the working capital loan is currently approximately $3 million. It is expected that the transfer of the Mortgage Revenue Bonds to the Trusts and the sale of interests in the Trusts will result in the Funds recognizing a substantial tax loss in an amount currently estimated to aggregate approximately $15 million. The Funds believe that this tax loss will constitute a long term capital loss and that such loss will be allocable, pursuant to the Funds' Limited Partnership Agreements and relevant provisions of the Code and Regulations dealing with the allocation of partnership income and losses, to the BAC Holders rather than to CAPREIT and its affiliates which will acquire limited partnership interests in the Funds immediately prior to or concurrently with the consummation of the Mergers. The portion of such long term capital loss allocated to a BAC Holder will reduce such BAC Holder's tax basis in his BACs for the purpose of determining gain or loss on the receipt of cash in the Merger in redemption of his BACs. Such long term capital gain should be treated by the BAC Holder in the manner described above in "Certain Federal Income Tax Consequences of the Mergers."

     BAC HOLDERS ARE ADVISED TO CONSULT THEIR OWN TAX ADVISORS REGARDING THE SPECIFIC TAX CONSEQUENCES TO THEM RESULTING FROM THE TRANSACTION, INCLUDING THE CONSEQUENCES UNDER FEDERAL, STATE, LOCAL AND FOREIGN TAX LAWS.

CERTAIN TAX MATTERS RELATING TO TAX-EXEMPT BONDS

     In 1991, the U.S. Supreme Court decided Cottage Savings Association v.
                                             ------------------------------
Commissioner, which may affect then-existing authority addressing the
- ------------
modification of debt instruments. In response to this decision, the IRS issued Proposed Regulations 1.1001-3 which specifically address the tax consequences of modifications of debt instruments. Among other things, these proposed regulations, if they become effective in their current form, would provide that certain modifications of the current interest payments or maturity date of a debt instrument will be treated as a taxable exchange of the original instrument for the modified debt instrument. As a result, certain modifications of the mortgage loans which secure the Mortgage Revenue Bonds could be treated as a deemed reissuance of the Mortgage Revenue Bonds for federal income tax purposes. Any reissuance without the cooperation of the Mortgage Revenue Bond issuers would result in the loss of the tax-exempt status of the Mortgage Revenue Bonds. Such issuers might cooperate and consent to the reissuance; however, there can be no assurance that such issuers would do so or would not impose additional requirements that could have an adverse impact on the Mortgage Revenue Bonds.

     Even if issuer consent were obtained, if the modifications were considered material, there would be a risk that the modified Mortgage Revenue Bonds may not be considered debt for tax purposes with the result that payments purporting to be interest thereon would not be tax-exempt. A reissuance with issuer consent could result in a write-down of principal, would most likely result in a write-off of most or all accrued and unpaid interest and could result in a change in the contingent interest feature of the existing mortgage loans.

     Proposed Regulation Section 1.1001-3 will become effective only with respect to modifications made on or after the date that is 30 days after the publication of final regulations in the Federal Register. It is uncertain at this time when this proposed regulation will be finalized and whether it will be finalized in its current form. It is also unclear at this time what effect the Cottage Savings decision may have on modifications that have already been made
- ---------------
to mortgage loans which secure the Mortgage Revenue Bonds or on modifications that might be appropriate in the future. The General Partners believe that the modifications which have been made were consistent with the relevant tax authority which existed at the time of those modifications and have not jeopardized the tax-exempt status of the Mortgage Revenue Bonds. However, there can be no assurance as to the tax-exempt status of the Mortgage Revenue Bonds.

                        MARKET PRICE DATA FOR FUND I-II

     On July 1, 1993, Fund I-II GP listed the BACs on the AMEX with a trading symbol of CRA for Series I and CRB for Series II. As of December 31, 1995, there were 2,280,000 and 3,238,760 BACs issued and outstanding for Series I and Series II, respectively. The following table sets forth the high and low closing sales price and the distributions per BAC for Series I and Series II during the periods indicated:

                                   SERIES I
                                   --------

                            Sales Price     Distribution
1996 Quarter Ended         High      Low      per BAC
March 31                  $13 5/8  $12 7/8       $0.2825
June 30
(through May __, 1996)

                        Sales Price      Distribution
1995 Quarter Ended     High      Low        per BAC
March 31              $12 3/8  $    10         $0.27
June 30                12 3/8   11 1/2          0.27
September 30           13 1/8   11 1/4          0.27
December 31            13 1/2   12 5/8          0.27
                                               -----
                                               $1.08
                                               -----

                        Sales Price     Distribution
1994 Quarter Ended     High    Low        per BAC
March 31              $12 3/4  $11 3/8         $0.25
June 30                12 1/2   11 1/4          0.25
September 30               12   10 7/8          0.25
December 31            11 1/4    9 3/8          0.25
                                               -----
                                               $1.00
                                               -----

                        Sales Price     Distribution
1993 Quarter Ended     High    Low       per BAC(1)
March 31              $ N/A    $ N/A           $0.25
June 30               N/A      N/A              0.25
September 30           13 1/4       11          0.25
December 31            13 1/4   11 5/8          0.25
                                               -----
                                               $1.00
                                               -----

                                  SERIES II
                                  ---------

                          Sales Price  Distribution
1996 Quarter Ended           High          Low       per BAC
March 31                      $13 3/8       $12 1/4    $0.29
June 30
(through May __, 1996)


                          Sales Price  Distribution
1995 Quarter Ended           High      Low           per BAC
March 31                      $11 3/8       $ 9 3/4    $0.27
June 30                        11 1/2            11     0.27
September 30                       13        10 7/8     0.27
December 31                    12 7/8        12 1/8     0.27
                                                       -----
                                                       $1.08
                                                       -----


                        Sales Price      Distribution
1994 Quarter Ended     High      Low        per BAC
March 31              $12 3/8  $11 3/8         $0.25
June 30                12 1/8       11          0.25
September 30           11 1/2       10          0.25
December 31            10 3/8    9 1/8          0.25
                                               -----
                                               $1.00
                                               -----


                        Sales Price     Distribution
1993 Quarter Ended     High    Low       per BAC(1)
March 31              $ N/A    $ N/A           $0.25
June 30               N/A      N/A              0.25
September 30           12 3/4    9 1/2          0.25
December 31            12 5/8   10 3/8          0.25
                                               -----
                                               $1.00
                                               -----

  On September 8, 1995, the last full trading day prior to the public announcement of the execution of each of the Merger Agreements, the closing price per BAC as reported on the AMEX Composite Tape was $11.75 and $10.875, respectively. On January 31, 1996, the last trading day prior to the public announcement of the increase in the Redemption Price, the closing price per BAC as reported on the AMEX Composite Tape was $12.875 and $12.625, respectively.
On May __, 1996, the last trading day prior to the public announcement of the agreement to eliminate the downward adjustment and to increase the aggregate amount of the upward adjustment in determining the Redemption Price, the closing price per BAC as reported on the AMEX Composite Tape was $________ and $_________, respectively. On _________ ___, 1996, the day prior to the date of this Proxy Statement, the closing per BAC as reported on the AMEX Composite Tape was $___________ and $_____________, respectively.

     Fund I-II is a partnership and therefore the distributions paid to BAC Holders are not taxable. However, each year Fund I-II does report tax-exempt interest and any portfolio income to BAC Holders on IRS Form 1065, Schedule K-1. For the years ended December 31, 1995, 1994, and 1993, Fund I-II, Series I reported tax-exempt interest income on a per BAC basis of $1.24, $1.15 and $1.03. Fund I-II, Series II reported tax-exempt income on a per BAC basis of $1.28, $1.14 and $1.03 for the years ended December 31, 1995, 1994 and 1993, respectively. On a per BAC basis, neither series reported any portfolio income for the years ended December 31, 1995, 1994 and 1993.

                         MARKET PRICE DATA FOR FUND III

     On July 1, 1993, Fund III GP listed the BACs on the AMEX with a trading symbol of CRL. As of December 31, 1995, there were 5,258,268 BACs issued and outstanding. The following table sets forth the high and low closing sales price and the distributions per BAC during the periods indicated:

                             Sales Price      Distribution
1996 Quarter Ended          High      Low       per BAC
March 31                   $14 3/8   $13 3/8         $0.30
June 30
(through May __, 1996)

                             Sales Price      Distribution
1995 Quarter Ended          High    Low         per BAC
March 31                   $12 1/4   $10 1/4         $0.30
June 30                     12 3/4    11 3/4          0.30
September 30                    14    11 5/8          0.30
December 31                 13 3/4    13 1/8          0.30
                                                     -----
                                                     $1.20
                                                     -----

                             Sales Price      Distribution
1994 Quarter Ended          High    Low         per BAC
March 31                   $13 3/8   $11 1/4         $0.40
June 30                     12 3/4    11 3/4          0.41
September 30                12 3/8    10 5/8          0.41
December 31                 10 7/8     9 1/4          0.41
                                                     -----
                                                     $1.63
                                                     -----

                             Sales Price      Distribution
1993 Quarter Ended          High    Low         per BAC
March 31                  N/A       N/A              $0.40
June 30                   N/A       N/A               0.41
September 30               $    15   $11 1/2          0.41
December 31                 13 1/2    11 3/8          0.41
                                                     -----
                                                     $1.63
                                                     -----

  On September 8, 1995, the last full trading day prior to the public announcement of the execution of each of the Merger Agreements, the closing price per BAC as reported on the AMEX Composite Tape was $12.00. On January 31, 1996, the last trading day prior to the public announcement of the increase in the Redemption Price, the closing price per BAC as reported on the AMEX Composite Tape was $13.375. On May __, 1996, the last trading day prior to the public announcement of the agreement to eliminate the downward adjustment and to increase the aggregate amount of the upward adjustment in determining the Redemption Price, the closing price per BAC as reported on the AMEX Composite Tape was $________. On _________ ___, 1996, the day prior to the date of this Proxy Statement, the closing per BAC as reported on the AMEX Composite Tape was $___________.

     Fund III is a partnership and therefore the distributions paid to the BAC Holders are not taxable. However, each year Fund III does report tax-exempt interest and portfolio income to BAC Holders on IRS Form 1065, Schedule K-1.
For the years ended December 31, 1995, 1994 and 1993, Fund III reported on a per BAC basis tax-exempt income of $1.29, $1.28 and $1.30, respectively, and portfolio income of $.05 per BAC for each of the years ending December 31, 1995, 1994 and 1993.

                                   LITIGATION

     On September 22, 1995, Irving Zakin commenced a putative class action (the "Zakin Action") against William Dockser, H. William Willoughby, CRI, the General Partners, the Assignor Limited Partners, CAPREIT and each of the Funds (collectively, the "Defendants") in the Court of Chancery of the State of Delaware in New Castle County (C. A. No. 14558). The complaint alleges, among other things, that the price offered to the BAC Holders in the Mergers at the time the complaint was filed was inadequate, and that the Defendants breached their fiduciary duty to the BAC Holders, or aided and abetted such a breach, engaged in self-dealing and misled BAC Holders, in connection with the Mergers. The suit seeks to enjoin the Transaction Proposals, damages in an unspecified amount for the BAC Holders, and to compel the Defendants to maximize the price paid to the BAC Holders and consider unspecified alternatives to the Transaction Proposals.

     On October 5, 1995, David and Johanna Wingard (the "Wingard Action") commenced a second putative class action against the Defendants in the Court of Chancery of the State of Delaware in New Castle County (C. A. No. 14604). The complaint in the Wingard Action contains virtually the identical allegations and seeks virtually the identical relief as in the Zakin Action. A request to the Court has been made by the plaintiffs in both lawsuits to consolidate the two actions.

     The Defendants have denied, and continue to deny, that any of them have committed or threatened to commit any violations of law or breaches of duty to the BAC Holders.

     On January 31, 1996, the defendants and the plaintiffs and their respective attorneys reached a tentative settlement (the "Settlement") of the putative class actions which is memorialized in a Memorandum of Understanding (the "Memorandum"), dated as of such date. In accordance with the Memorandum, the Merger Agreements were amended on January 31, 1996, to provide that (a) the aggregate cash consideration paid to the BAC Holders shall be increased by $8.5 million from $150.0 million to $158.5 million (subject to adjustment up or down based upon available cash), and (b) the aggregate amount payable in consideration for the Accrued Fees payable to CRI shall be reduced to no more than $2,000,000 as compared with $4,023,000 provided for in the original Merger Agreements. The defendants also agreed that they would not object to an application for attorneys' fees and reimbursement of out-of-pocket expenses of plaintiffs' counsel for up to 20% of the improved Merger Consideration negotiated by them. Such fees and expenses as are awarded by the Court to plaintiffs' counsel shall be paid from the improved Merger consideration negotiated by them. Counsel for the plaintiffs and experts retained by them have reviewed voluminous documents relating to the Mergers, including this Preliminary Proxy Statement, and have taken depositions of representatives of the General Partners and CAPREIT and Oppenheimer.

     On May 16, 1996, the defendants and the plaintiffs filed a Stipulation and Agreement of Settlement (the "Stipulation") with the Chancery Court, and sought preliminary approval of the putative classes (the "Class") and approval of a form of notice to the Class of the proposed Settlement. The Stipulation contemplates the complete discharge, settlement and release of all claims that have been, could have been, or in the future might be asserted in any action or any other proceeding in connection with the Mergers.

     The Stipulation also permits plaintiffs to terminate the proposed Settlement if, in their opinion, a superior financial offer is presented for the Funds. It is expected that a hearing to determine whether the Settlement is fair, reasonable and in the best interests of the Class will be held on or about June 19, 1996.

     Martin C. Schwartzberg is a former shareholder and executive officer of CRI who decided to leave the company as of January 1, 1990. In connection with his departure, he relinquished his general partner duties for all CRI-sponsored partnerships, including those of Fund I-II GP. Mr. Schwartzberg has publicly stated that he is opposing the Mergers until the Funds make their financial statements and financial statements of the Owner Partnerships available. The financial statements of the Funds are included in this Proxy Statement. The financial statements of the Owner Partnerships have been filed as exhibits to Current Reports on Form 8-K, filed with the Securities and Exchange Commission (the "SEC") by each of the Funds on March 25, 1996. See "AVAILABLE INFORMATION".

     On November 9, 1995, CRI filed a complaint seeking declaratory relief in the Circuit Court for Montgomery County, Maryland against Capital Management Strategies, Inc. ("CMS"), a company controlled by Mr. Schwartzberg, to determine the proper amount of fees to be paid in 1996 under an Asset Management Agreement. CMS answered the complaint on January 10, 1996, but asserted no counterclaims. Thereafter, Mr. Schwartzberg launched a hostile consent solicitation to be designated as managing general partner of 125 private partnerships sponsored by CRI.

     On January 18, 1996, Mr. Schwartzberg and CMS filed a complaint in the Circuit Court for Montgomery County, Maryland, against CRI and Messrs. Dockser and Willoughby alleging, among other things, (i) that CRI and Messrs. Dockser and Willoughby have breached an Asset Management Agreement pursuant to which Mr. Schwartzberg's company, CMS, agreed to perform limited functions related to property-level issues for a portion of CRI's subsidized housing portfolio (but not properties securing the Mortgage Revenue Bonds) by reducing the proposed budget for 1996, (ii) that the actions of CRI and Messrs. Dockser and Willoughby in connection with the Mergers involve self-dealing and constitute a breach of their fiduciary duties to Mr. Schwartzberg, and (iii) that the actions in connection with the merger of CRIIMI MAE Inc. in June 1995 involved self-interest and led in part to the proposed reduction of the Asset Management Agreement budget. Neither of the Funds nor the General Partners was named as a defendant in this action, and Mr. Schwartzberg did not allege that he was a BAC Holder. Messrs. Dockser and Willoughby entered an answer denying all of Mr. Schwartzberg's claims and moved to dismiss or strike the allegations concerning the Funds and CRIIMI MAE Inc. Messrs. Dockser and Willoughby publicly responded that Mr. Schwartzberg's suit is motivated by his budget dispute with CRI and personal animosity.

     On February 8, 1996, CRI and Messrs. Dockser and Willoughby filed a Verified First Amended Complaint for Injunctive, Declaratory and Other Relief and Payment of Damages against Mr. Schwartzberg and CMS. In addition to claims for damages and declaratory relief, CRI and Messrs. Dockser and Willoughby are also seeking preliminary and permanent injunctive relief against Mr. Schwartzberg and CMS requiring them to turn over books and records relating to the Asset Management Agreement, prohibiting them from interfering in the transfer of asset management duties from CMS to another entity, prohibiting the disclosure of confidential information of CRI and prohibiting them from making false and misleading statements to investors and prohibiting the further solicitation of consent from investors.

     On February 12, 1996, the Montgomery County Circuit Court issued a memorandum opinion and order enjoining CMS and Mr. Schwartzberg from using or disclosing information made confidential under the Asset Management Agreement. Despite the Court's injunction, Mr. Schwartzberg made extensive use of confidential information gained through CMS's participation as a party under the Asset Management Agreement. As a result, CRI petitioned the Circuit Court for an Order to Show Cause why Mr. Schwartzberg and CMS should not be held in contempt of the Court's February 12, 1996 Order. A hearing was held on April 3, 1996, and on April 19, 1996, the Court issued an opinion and order which found Mr. Schwartzberg and CMS in contempt. The Court ordered Mr. Schwartzberg and CMS to desist from any further use of investor lists in their possession and to surrender the investor lists to CRI forthwith. The Court also fined CMS $5,000 for violating its order. All parties were enjoined from referring to the order or the rulings of the court as supporting the position of any party in any communication to investors relating to the solicitation or votes establishing the identity of the managing general partner of such partnerships.

     Mr. Schwartzberg and CMS have appealed the Court's April 19, 1996 order to the Maryland Court of Special Appeals. Contemporaneous with filing their appeal, Mr. Schwartzberg and CMS moved for a stay of the April 19, 1996 order. On April 30, 1996, the Court of Special Appeals issued an order which stayed the April 19, 1996 order, but only as it related to the $5,000 fine and turning over the investor lists. The Court of Special Appeals did not stay the prohibition against using the investor list pending appeal.

     In response to Mr. Schwartzberg's consent solicitation, CRI filed 27 actions regarding different CHP partnerships in the District of Columbia Superior Court. The first seven actions were filed as Complaints for Declaratory Relief in response to Mr. Schwartzberg's claims that he had the requisite number of consents necessary to become Managing General Partner of those 27 CHPs. In one of the declaratory judgment actions, the Court granted Mr. Schwartzberg's request for injunctive relief enjoining CRI from interfering with Mr. Schwartzberg's actions as Managing General Partner of the partnership and required CRI to turn over the books and records of the partnership to Mr. Schwartzberg.

     CRI has filed 19 Complaints to Compel Arbitration pursuant to the District of Columbia Arbitration Act. CRI also moved to compel arbitration in all of the declaratory judgment actions except for the one in which Mr. Schwartzberg was granted injunctive relief. Mr. Schwartzberg opposed to move to arbitration and, alternatively, requested that the Court grant him injunctive relief pending arbitration. On April 12, 1996, after consolidating all of the pending actions for purposes of considering the arbitration issue, the Court ordered all of the pending actions to arbitration and, at the same time, stayed the pending actions pending the outcome of the arbitration. The Court did not rule on Mr. Schwartzberg's request for injunctive relief. Mr. Schwartzberg has appealed the decision with respect to Mr. Schwartzberg's request for injunctive relief pending arbitration. Mr. Schwartzberg has requested that the Court of Appeals consider the appeal on an expedited basis. CRI has opposed that request, and the Court has not yet ruled on this issue.

     On April 12, 1996, Mr. Schwartzberg demanded access to the names and addresses of the CHP investors pursuant to the CHP Limited Partnership Agreements. CRI denied Mr. Schwartzberg's request on the grounds that he does not have a proper purpose for accessing the lists. CRI then filed a Complaint to Compel Arbitration on this issue on April 15, 1996. CRI also filed a Demand for Arbitration with the American Arbitration Association ("AAA") on this issue and on the issue of whether Mr. Schwartzberg has violated the terms of the CHP Limited Partnerships in conducting his consent solicitation campaign. The AAA has docketed the case as Arbitration No. 16 180 00142 96.


     On February 15, 1996, Mr. Schwartzberg filed suit in the New Castle County, Delaware Chancery Court against the General Partners (No. 14837) of the Funds. He alleges that he has made demands upon the General Partners, in his capacity as a general and limited partner of Fund I-II GP and as a limited partner of Fund III GP, to inspect and obtain copies of a current list of the BAC holders and other documents. He further alleges that his demands were rejected. On February 23, 1996, the General Partners answered the complaint, admitting that his demands have been rejected and denying that Mr. Schwartzberg is entitled to the materials requested because, among other things, he lacks standing and proper purpose to inspect and obtain copies of the requested materials. A hearing was held on March 6 and 7, 1996. No decision has been rendered to date.

     On February 16, 1996, the Funds, together with the General Partners, CRI, and CAPREIT filed suit against Mr. Schwartzberg in the United States District Court for the Southern District of New York, No. 96 Civ. 1186 (LAK). The complaint alleges that Mr. Schwartzberg is engaged in an unlawful solicitation of proxies of the BAC Holders through two press releases he issued in violation of the federal securities laws and rules promulgated by the SEC requiring definitive proxy materials to be filed with the SEC and delivered to the BAC Holders and that he has made false and misleading statements in the solicitations concerning the terms of the Merger Agreements and the availability of certain financial information, and has falsely imputed base motives to the principals of the General Partners. On February 23, 1996, the District Court, without making findings of fact, issued a temporary restraining order barring Mr. Schwartzberg from making any solicitation of the BAC Holders without first complying with the SEC rules pending a hearing on a proposed preliminary injunction. The court held a hearing on March 5,

1996, on the motion for preliminary injunction. On March 18, 1996, the District Court granted the motion and preliminarily enjoined Mr. Schwartzberg, pending the determination of the action, from (1) making any solicitation within the meaning of Section 14(a) of the Exchange Act without complying with Regulation 14A under the Exchange Act, and (2) committing any violation of Rule 14a-9 in connection with any solicitation relating to the Funds. The District Court found that Mr. Schwartzberg's violated the rules requiring proxy solicitations to be filed with the SEC and that Mr. Schwartzberg "acted in reckless disregard of the truth" in making certain statements in his press releases. Mr. Schwartzberg filed an appeal on April 16, 1996.

     On March 15, 1996, Mr. Schwartzberg filed a counterclaim in the New York action alleging that the General Partners issued three press releases concerning the Mergers (on September 11, 1995; December 13, 1995; and February 1, 1996) which he alleged constituted the unlawful solicitation of proxies. He also alleged that the press releases were false or misleading. On April 15, 1996, the District Court heard argument, and on April 23, 1996, denied Mr. Schwartzberg's motion for an injunction.

                            MANAGEMENT OF THE FUNDS

     The Funds have no directors, executive officers or employees of their own. Set forth below are the names, ages and business experience of the directors and current executive officers of CRI, the corporate general partner of the General Partners. The business address of each of the persons listed below is CRI, Inc., The CRI Building, 11200 Rockville Pike, Rockville, Maryland 20852.

William B. Dockser, 59, Chairman of the Board and Treasurer of CRI and a Director since 1974. Prior to forming CRI, he served as President of Kaufman and Broad Asset Management, Inc., an affiliate of Kaufman and Broad, Inc., which managed a number of publicly held limited partnerships created to invest in low and moderate income multifamily apartment complexes. For a period of 2-1/2 years prior to joining Kaufman and Broad, he served in various positions at HUD, culminating in the post of Deputy FHA Commissioner and Deputy Assistant Secretary for Housing Production and Mortgage Credit, where he was responsible for all federally insured housing production programs. Before coming to Washington, Mr. Dockser was a practicing attorney in Boston and also was a special Assistant Attorney General for the Commonwealth of Massachusetts. He holds a Bachelor of Laws degree from Yale University Law School and a Bachelor of Arts degree, cum laude, from Harvard University. He is also Chairman of the Board of CRIIMI MAE Inc., CRIIMI, Inc., and CRI Liquidating REIT, Inc.

H. William Willoughby, 49, President, Secretary and a Director of CRI since January 1990 and Senior Executive Vice President, Secretary and a Director of CRI from 1974 to 1989. He is principally responsible for the financial management of CRI and its associated partnerships. Prior to joining CRI in 1974, he was Vice President of Shelter Corporation of America and a number of its subsidiaries dealing principally with real estate development and equity financing. Before joining Shelter Corporation, he was a Senior Tax Accountant with Arthur Andersen & Co. He holds a Juris Doctorate degree, a Master of Business Administration degree and a Bachelor of Science degree in Business Administration from the University of South Dakota. He is also a Director and executive officer of CRIIMI MAE Inc., CRIIMI, Inc. and CRI Liquidating REIT, Inc.

Richard J. Palmer, 44, Senior Vice President-Chief Financial Officer. Prior to joining CRI in 1983 as Director of Tax Policy, he was a Tax Manager at Grant Thornton (formerly Alexander Grant & Company). He also served in the Tax and Audit Departments of Peat, Marwick, Main and Company (formerly Peat, Marwick, Mitchell and Company) prior to his seven years at Grant Thornton. He holds a Bachelor of Business Administration degree from the Florida Atlantic University and is also a Certified Public Accountant.

Ronald W. Thompson, 49, Group Executive Vice President-Hotel Asset Management. Prior to joining CRI in 1985, he was employed at the Hyatt Organization where he most recently served as the General Manager of the Hyatt Regency in Flint, Michigan. During his nine year tenure with Hyatt, he held senior management positions with the Hyatt Regency in Dearborn, Michigan, the Hyatt in Richmond, Virginia, the Hyatt in Winston-Salem, North Carolina and the Hyatt Regency in Atlanta, Georgia. Before joining Hyatt, Mr. Thompson worked in London, England for the English Tourist Board as well as holding management positions in Europe, Australia, and New Zealand in the hotel industry. Mr. Thompson received his education in England where he received a business degree in Hotel Administration from Winston College.

Susan R. Campbell, 37, Senior Vice President-CRI Realty Services. Prior to joining CRI in March 1985, she was a budget analyst for the B.F. Saul Advisory Company. She holds a Bachelor of Science degree in business from the University of Maryland.

Melissa Cecil Lackey, 40, Senior Vice President and General Counsel. Prior to joining CRI in 1990, she was associated with the firms of Zuckerman, Spaeder, Goldstein, Taylor & Kolker in Washington, D.C. and Hirsch & Westheimer in Houston, Texas. She holds a Juris Doctorate from the University of Virginia School of Law and a Bachelor of Arts degree from the College of William & Mary.

                            THE MERGER PARTNERSHIPS

     The Merger Partnerships have been created solely for the purpose of effecting the Mergers. CAPREIT, the general partner of the Merger Partnerships, is based in Rockville, Maryland and is a self-managed, self-administered private real estate investment trust. It presently owns 30 multi-family complexes located in 10 states. In addition to managing the 7,512 apartments that it owns, CAPREIT manages another 9,073 apartments (including some of the apartments owned by the Owner Partnerships) for third-party owners. CAPREIT has a total capitalization in excess of $331 million. AP CAPREIT holds 99.83% of the outstanding capital stock of CAPREIT. CAPREIT Limited Partnership, a Maryland limited partnership, is the initial limited partner of each of the Merger Partnerships.

     The Merger Partnerships are Delaware limited partnerships with executive offices at 11200 Rockville Pike, Rockville, Maryland 20852.

                     MANAGEMENT OF THE MERGER PARTNERSHIPS

     The Merger Partnerships have no directors, executive officers or employees of their own. Set forth below are the names, ages and business experience of the directors and senior executive officers of CAPREIT, the general partner of the Merger Partnerships.

Richard L. Kadish, 52, President, Chief Executive Officer and a Director of CAPREIT. Mr. Kadish oversees and directs all business affairs of CAPREIT.
Prior to joining CAPREIT in January, 1994, Mr. Kadish was Group Executive Vice President-Multifamily Acquisitions for CRI. See "CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS." Prior to 1978, he served as a Deputy Attorney General of the State of New Jersey, where he was counsel to the Division of Local Finance and Housing and Urban Renewal. He then served as counsel to the New Jersey Housing Finance Agency (now New Jersey Housing and Mortgage Finance Agency) and later was appointed as the Deputy Executive Director of the New Jersey Housing Finance Agency. Mr. Kadish is a member of the American Bar Association and the New Jersey Bar Association and is a director of both the National Housing & Rehabilitation Association and the National Multi Housing Council. He holds Juris Doctorate and Master of Arts degrees from Rutgers University and a Bachelor of Arts degree from the University of Pennsylvania. Mr. Kadish's business address is Capital Apartment Properties, Inc., 11200 Rockville Pike, Rockville, Maryland 20852.

Bruce A. Esposito, 41, Chief Financial Officer and a Senior Vice President of CAPREIT. As CFO, Mr. Esposito is principally responsible for the administration of all financial affairs of CAPREIT. Prior to joining CAPREIT in April, 1994, Mr. Esposito was a Senior Engagement Manager with Coopers & Lybrand, dealing principally with clients in the real estate industry with concentrations in real estate investment trusts, SEC reporting matters and initial public offerings. Mr. Esposito holds a Master of Business Administration degree and Bachelor of Science degree from the University of Maryland and is a Certified Public Accountant. Mr. Esposito's business address is Capital Apartment Properties, Inc., 11200 Rockville Pike, Rockville, Maryland 20852.

Jeffrey A. Goldshine, 43, Director of Management Operations and a Senior Vice President of CAPREIT. Mr. Goldshine is principally responsible for directing the property management affairs of CAPREIT. Prior to joining CAPREIT in January, 1994, Mr. Goldshine was President and Chief Operating Officer of Artery Property Management, Inc., where he was responsible for all operations of a portfolio of 30 properties of 12, 000 apartments. Prior to joining Artery in 1984, Mr. Goldshine held supervisory positions in property management with Kay Management Company, Inc., Charles E. Smith Management, Inc. and Arlen Realty, Inc. Mr. Goldshine is a Certified Property Manager (CPM) affiliated with the Institute of Real Estate Management (IREM). Mr. Goldshine holds a Bachelor of Arts degree from George Washington University. Mr. Goldshine's business address is Capital Apartment Properties, Inc., 11200 Rockville Pike, Rockville, Maryland 20852.

Ernest L. Heymann, 34, Director of Acquisitions and Strategic Planning and Senior Vice President of CAPREIT. Mr. Heymann is the chief financial underwriter for all acquisitions and developments of CAPREIT. Prior to joining CAPREIT in January, 1994, Mr. Heymann was Vice President-Multifamily Acquisitions of CRI where he was responsible for the financial underwriting of multifamily properties. Prior to 1987, Mr. Heymann served as a project finance officer with Oxford Mortgage and Investment Corporation where he assisted in the structuring and placement of equity and debt for multifamily properties. He holds a Master of Business Administration (Finance) degree from George Washington University and a Bachelor of Science degree in finance from Gannon University. Mr. Heymann's business address is Capital Apartment Properties, Inc., 11200 Rockville Pike, Rockville, Maryland 20852.

Michael D. Weiner, 43, Director of CAPREIT. Mr. Weiner became a Director of CAPREIT in January, 1994. Mr. Weiner has been an officer since 1992 of the general partner of Apollo Advisors, L.P., which, together with its affiliates, serves as the managing general partner of Apollo Investment Fund, L.P., AIF II, L.P. and Apollo Investment Fund III, L.P., private securities investment funds, and since 1993 an officer of the general partner of Apollo Real Estate Advisors, L.P. ("Apollo") which serves as the managing general partner of Apollo Real Estate Investment Fund L.P., a private real estate investment fund. Prior to 1992, Mr. Weiner was a partner of the national law firm of Morgan, Lewis & Bockius. Mr. Weiner is also a director of Applause, Inc., Continental Graphics Holdings, Inc., The Florsheim Shoe Company, Inc. and Furniture Brands International, Inc. Mr. Weiner's business address is Apollo Advisors, L.P., 1999 Avenue of the Stars, Suite 1900, Los Angeles, California 90057.

W. Edward Scheetz, 31, a Director of CAPREIT. Mr. Scheetz became a Director of CAPREIT in January, 1994. Mr. Scheetz has been a principal of Apollo Real Estate Advisors, L.P. since May 1993 directing AREIF's investment program since that time. Prior to joining Apollo Real Estate Advisors, L.P., Mr. Scheetz was a principal of Trammel Crow Ventures, a national real estate investment firm. Mr. Scheetz is also a director of Crocker Realty Trust, Inc. and Roland International. Mr. Scheetz's business address is Apollo Real Estate Advisors, L.P., 1301 Avenue of the Americas, 38th Floor, New York, New York 10019.

Ronald Kravit, 39 a Director of CAPREIT. Mr. Kravit became a Director of CAPREIT in January, 1995. Mr. Kravit joined Apollo in 1994. Immediately prior to joining Apollo, Mr. Kravit was a Senior Vice President of G. Soros Realty Advisors/Reichmann International, managers of the Quantum Realty Fund. From 1991 to 1993, Mr. Kravit was with Maxxam Property Company, and from 1984 to 1991, he was a Vice President with Miller-Klutznick-Davis-Gray Co. and Miller/Davis Co., real estate investment, development and management firms affiliated with investors Marvin Davis and Myron Miller. Mr. Kravit graduated cum laude from Georgetown University with a B.S. in Business Administration and from the University of Pennsylvania's Wharton School of Business with an M.B.A. in Finance and Real Estate. Mr. Kravit is also a director of various subsidiaries of Winthrop Financial Corp. Mr. Kravit's business address is Apollo Real Estate Advisors, L.P., 1301 Avenue of the Americas, 38th Floor, New York, New York 10019.

Lee S. Neibart, 45, a Director of CAPREIT. Mr. Neibart became a director of CAPREIT in 1994. Mr. Neibart has been an associate of Apollo since December 1993. Since October 1994, Mr. Neibart has been a Director of Deforest Capital, Deforest Capital I, NPI and NPI Equity. Prior to 1993, Mr. Neibart also served as Executive Vice President and Chief Operating Officer of the Robert Martin Company, a private real estate development and management firm based in Westchester County, New York. Mr. Neibart is also a director of Crocker Realty Trust, Inc. and Roland International, Inc. Mr. Neibart's business address is Apollo Real Estate Advisors, L.P., 1301 Avenue of the Americas, 38th Floor, New York, New York 10019.

Jay Sugarman, 33, a Director of CAPREIT. Mr. Sugarman became a Director of CAPREIT in January, 1994. Mr. Sugarman is President of Starwood Mezzanine Investors, L.P. ("Starwood Mezzanine"), a $220 million partnership dedicated to investing in junior and participating mortgages, subordinated CMBS, and other real estate related debt. Starwood Mezzanine focuses on creating and structuring subordinated debt investments which provide superior returns on a risk-adjusted basis. Prior to forming Starwood Mezzanine, Mr. Sugarman managed a diversified investment fund on behalf of the Burden family, a branch of the Vanderbilts, and the Ziff family, former owners of Ziff-Davis Communications. While in that position, he was responsible for negotiating and structuring the formation of Starwood Capital Group on behalf of the Burden and Ziff families and for reviewing all real estate investments for both families. Earlier in his career, Mr. Sugarman worked in the merger and acquisition department of the First Boston Corporation and the commodity and derivatives trading area of Goldman Sachs & Co. Mr. Sugarman graduated summa cum laude from Princeton University, where he was nominated for valedictorian and received the Paul Volcker Award in Economics. He is also a graduate of the Harvard Business School, receiving Baker Scholar Honors. Mr. Sugarman's business address is Starwood Mezzanine Investors, L.P., Three Pickwick Plaza, Suite 250, Greenwich, CT 06830.


                 CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

     CAPREIT was initially formed by CRI, an affiliate of the General Partners, for the purpose of acquiring, owning and managing a portfolio of multi-family real estate properties. In order to obtain some of the funds necessary to acquire such properties, CAPREIT issued all its outstanding shares to AP CAPREIT Partners, L.P. ("AP CAPREIT"), an affiliate of Apollo Real Estate Investment Fund, L.P., on January 31, 1994. In connection with such share issuance and CAPREIT's acquisition of 20 properties, CRI and certain other affiliates of the General Partners (the "CRI Affiliates") contributed property and asset management contracts relating to approximately 50 multi-family rental properties and other assets relating to its property management business (including the property management contracts for a majority of the properties securing the Mortgage Revenue Bonds) to CAPREIT Residential Corporation ("CAPREIT Residential"), an affiliate of CAPREIT, for $6,053,000 in installment notes.
CRI and the CRI Affiliates contributed the installment notes to AP CAPREIT in exchange for contingent limited partner residual profits interests of up to 22% in AP CAPREIT, assuming certain events occurred and hurdle rates were met. The CRI Affiliates had the right and the obligation under certain circumstances to reacquire the property management business at any time prior to June 30, 1995, at no cost to them. As of June 30, 1995, neither CRI nor the CRI Affiliates had received any distributions on account of their interests in AP CAPREIT.

     On June 30, 1995, in connection with the cancellation of the right to reacquire the property management business, AP CAPREIT redeemed the limited partner interests of CRI and the CRI Affiliates in AP CAPREIT for an aggregate of $4,750,000. Because the respective owner of each property covered by the property management contracts retains the right to terminate the contract and change the property management agent at any time, CRI and the CRI Affiliates agreed to pay CAPREIT Residential up to a maximum aggregate amount of $3,900,000 if certain property management contracts relating to the multi-family rental properties, including property management contracts for a majority of the properties which secure the Mortgage Revenue Bonds, are terminated under specified conditions at any time prior to June 30, 2005 (a "Termination Refund").

     If the Mergers are consummated, the parties have agreed that no Termination Refunds shall be due with respect to the 13 properties securing the Mortgage Revenue Bonds which are managed by CAPREIT Residential. The maximum amount of Termination Refunds currently allocable to management contracts for the 13 properties which secure the Funds' Mortgage Revenue Bonds is $1,313,864, which amount decreases to $1,149,631 as of June 30, 1996.

     CRI is the managing general partner and William B. Dockser, H. William Willoughby and Martin C. Schwartzberg are general partners of Fund I-II G.P. Mr. Schwartzberg retired from active participation in CRI and all its businesses, including the Funds, as of January 1, 1990, and has not performed any duties as a general partner of Fund I-II GP since then. See "LITIGATION". CRI is the sole general partner of Fund III G.P.

                             CERTAIN LEGAL MATTERS

     Except as set forth in this Proxy Statement, the General Partners are not aware of any filings, approvals or other action by any domestic or foreign governmental agency that would be required prior to the consummation of the Mergers and the related transactions. As noted above, the making of such filings, the obtaining of such approvals and the taking of such other action is a condition to the consummation of the Mergers and the related transactions.

     The General Partners do not believe that the Hart-Scott-Rodino Antitrust Improvements Act of 1976, as amended, is applicable to the Mergers and the related transactions.

                                  ACCOUNTANTS

     Representatives of Arthur Andersen, LLP, the independent public accountants for each of the Funds, will be present at the Special Meetings and will be available to respond to questions.

                INCORPORATION OF CERTAIN DOCUMENTS BY REFERENCE

     This Proxy Statement incorporates by reference the financial statements and supplementary financial information and Management's Discussion and Analysis of Financial Condition and Results of Operations of Fund I-II and Fund III included in the Annual Reports on Forms 10-K of each of Fund I-II and Fund III, as amended on Forms 10-K/A, for the fiscal year ended December 30, 1995, the Quarterly Report on Form 10-Q for the quarter ended March 31, 1996 and all subsequent Quarterly Reports on Forms 10-Q filed before the date of the Special Meetings.

     Any statement contained in a document incorporated by reference in this Proxy Statement will be deemed to be modified or superseded for purposes of this Proxy Statement to the extent that a statement contained in this Proxy Statement or in any other subsequently filed document which is also incorporated by reference in this Proxy Statement modifies or supersedes such statement. Any statement so modified or superseded will not be deemed, except as modified or superseded, to constitute a part of this Proxy Statement.

     The Funds will provide, without charge, to each person to whom this Proxy Statement is delivered, upon written or oral request of such person, by first-class mail or other equally prompt means within one business day of receipt of such request, a copy of any and all documents incorporated herein by reference, other than the exhibits to such documents (unless such exhibits are specifically incorporated by reference therein). Written requests should be addressed to Capital Realty Investors Tax Exempt Fund Limited Partnership or Capital Realty Investors Tax Exempt Fund III Limited Partnership, c/o C.R.I., Inc., 11200 Rockville Pike, Rockville, Maryland 20852. Oral requests may be made by telephone to the following number: (301) 468-9200.

                                                            Appendix A-1
- --------------------------------------------------------------------------------

            SECOND AMENDED AND RESTATED AGREEMENT AND PLAN OF MERGER



                                     among


                           WATERMARK PARTNERS, L.P.,

                      CAPITAL REALTY INVESTORS TAX EXEMPT
                            FUND LIMITED PARTNERSHIP


                                      and


                     CRITEF ASSOCIATES LIMITED PARTNERSHIP



                        ________________________________


                            Dated: May 18, 1996



                        ________________________________



- --------------------------------------------------------------------------------

                               TABLE OF CONTENTS



                                                                            Page
                                                                            ----
[S]                                                                          [C]

1.   The Merger............................................................   1
 1.1   The Merger..........................................................   1
 1.2   Surviving Partnership...............................................   2
 1.3   Effective Time of the Merger........................................   2
 1.4   Certificate of Limited Partnership..................................   2
 1.5   Partnership Agreement...............................................   2

2.   Conversion of Partnership Interests...................................   2
 2.1   Conversion of Partnership Interests.................................   2
 2.2   Redemption of BACs..................................................   4
 2.3   Removal and Admission of General Partner............................   5
 2.4   Additional Rights; Taking of Necessary Action; Further Action.......   5
 2.5   Federal Income Tax Considerations...................................   6
 2.6   Deposit.............................................................   6
 2.7   Disclosure Schedule.................................................   7

3.   Representations and Warranties of the Merger Partnership..............   7
 3.1   Formation and Qualification.........................................   7
 3.2   Authority Relative to this Agreement................................   7
 3.3   No Conflicts........................................................   8
 3.4   Governmental Approvals..............................................   8
 3.5   No Prior Activities.................................................   8
 3.6   Brokers.............................................................   8

4.   Representations and Warranties of the Partnership.....................   8
 4.1   Formation and Qualification.........................................   9
 4.2   No Subsidiaries.....................................................   9
 4.3   Capitalization......................................................   9
 4.4   Authority Relative to this Agreement................................   9
 4.5   No Conflicts........................................................  10
 4.6   Governmental Approvals..............................................  10
 4.7   Commission Filings; Financial Statements............................  10
 4.8   No Undisclosed Liabilities..........................................  11
 4.9   Absence of Certain Changes or Events................................  11

 4.10   Litigation.........................................................  12

 4.11   Taxes..............................................................  12
 4.12   Assets.............................................................  12
 4.13   Transactions with Affiliates.......................................  12

 4.14   Disclosure.........................................................  13
 4.15   Brokers............................................................  13
 4.16   General Partner Recommendation.....................................  13
 4.17   Compliance with Law................................................  13
 4.18   Mortgage Revenue Bonds and Mortgage Revenue Documents..............  13

5.   Representations and Warranties of the Owner Partnerships..............  14
 5.1   Formation and Qualification.........................................  14
 5.2   No Subsidiaries.....................................................  14
 5.3   Partners and Capitalization.........................................  15
 5.4   Authority Relative to this Agreement................................  15
 5.5   No Conflicts........................................................  15
 5.6   Governmental Approvals..............................................  15
 5.7   Financial Statements................................................  16
 5.8   No Undisclosed Liabilities..........................................  16
 5.9   Absence of Certain Changes or Events................................  16
 5.10   Mortgaged Properties...............................................  16
 5.11   No Action..........................................................  17
 5.12   Taxes..............................................................  17
 5.13   Compliance with Law................................................  18
 5.14   Disclosure.........................................................  18

6.   Conduct of Business Pending the Merger................................  18
 6.1   Conduct of Business by the Partnership Pending the Merger...........  18
 6.2   Conduct of Business by the Owner Partnerships Pending the Merger....  19

7.   Additional Agreements.................................................  21
 7.1   Proxy Statement; Other Filings......................................  21
 7.2   Meeting of the Limited Partners.....................................  22
 7.3   Fees and Expenses...................................................  22
 7.4   Further Agreements..................................................  25
 7.5   Shop Limitation.....................................................  25
 7.6   Additional Financial Statements.....................................  26
 7.7   Access to Information; Confidentiality..............................  27
 7.8   Public Announcements................................................  27
 7.9   Agreement to Defend and Indemnify...................................  27
 7.10   Notification of Certain Matters....................................  28
 7.11   Cooperation........................................................  28
 7.12   Acquisition........................................................  28
 7.13   Treatment of Owner Partnerships....................................  29
 7.14   Partnership Interests..............................................  29
 7.15   Tax Returns........................................................  29
 7.16   Notice of Failure to Satisfy Closing Conditions....................  30

8.   Conditions............................................................  30

 8.1   Conditions to Obligation of Each Party to Effect the Transaction....  30
 8.2   Additional Conditions to the Obligation of the Partnership..........  30
 8.3   Additional Conditions to the Obligations of the Merger Partnership..  31

9.   Termination, Amendment and Waiver.....................................  33
 9.1   Termination.........................................................  33
 9.2   Effect of Termination...............................................  34
 9.3   Amendment...........................................................  35
 9.4   Waiver..............................................................  35

10.   General Provisions...................................................  35
 10.1   Notices............................................................  35
 10.2   Certain Definitions................................................  36
 10.3   Representations and Warranties; Etc................................  41
 10.4   Validity...........................................................  41
 10.5   Descriptive Headings...............................................  41
 10.6   Parties in Interest................................................  41
 10.7   Incorporation of Recitals..........................................  41
 10.8   Miscellaneous......................................................  41

           SECOND AMENDED AND RESTATED AGREEMENT AND PLAN OF MERGER


          SECOND AMENDED AND RESTATED AGREEMENT AND PLAN OF MERGER, dated as of May 18, 1996, among WATERMARK PARTNERS, L.P., a Delaware limited partnership
(the "Merger Partnership"), CAPITAL REALTY INVESTORS TAX EXEMPT FUND LIMITED PARTNERSHIP, a Delaware limited partnership (the "Partnership"), CRITEF ASSOCIATES LIMITED PARTNERSHIP, a Delaware limited partnership (the "Partnership GP"), and the other parties listed on the signature pages hereof.

          The Merger Partnership was recently formed solely for the purpose of being merged with and into the Partnership in accordance with the Revised Uniform Limited Partnership Act of the State of Delaware (the "Partnership Act") and the terms hereof in the merger (the "Merger") contemplated hereby. The Merger Partnership has no assets other than the cash initially contributed by Capital Apartment Properties, Inc., a Maryland corporation ("CAPREIT"), which is its sole general partner (the "Merger Partnership GP"), and the cash initially contributed by CAPREIT Limited Partnership, a Maryland limited partnership, which is its sole limited partner (the "Merger Partnership LP"). In the Merger, all partnership interests in the Partnership, other than those to be issued to or acquired pursuant hereto by CAPREIT, or its Affiliates, will be redeemed in cash as specified herein.

          The general partners of each of the Partnership and the Merger Partnership have approved the Merger in accordance with the Partnership Act and the other transactions contemplated hereby and have recommended that their respective limited partners approve and adopt the Merger and the other transactions contemplated hereby.


          The parties hereto entered into an Agreement and Plan of Merger, dated as of September 11, 1995, executed Amendment No. 1 to such Agreement and Plan of Merger on January 31, 1996, entered into the First Amended and Restated Agreement and Plan of Merger, dated as of March 14, 1996, and they now desire to amend certain provisions of the First Amended and Restated Agreement and Plan of Merger Agreement and Plan of Merger and restate it in its entirety as provided herein.

          Accordingly, in consideration of the premises and the mutual covenants herein contained and intending to be legally bound hereby, the parties hereby agree as follows:

          Certain capitalized terms used herein are defined in Section 10.2 hereof.

          1.  The Merger.
              ----------

          1.1  The Merger.  At the Effective Time, and subject to the terms and
               ----------
conditions of this Agreement and the Partnership Act, the Merger Partnership shall be merged with and into the Partnership in the Merger, the separate existence of the Merger Partnership shall thereupon cease, and the Partnership shall be the surviving partnership in the Merger (the "Surviving Partnership").

          1.2  Surviving Partnership.  At the Effective Time, the Partnership
               ---------------------
shall continue in existence under the laws of the State of Delaware as the Surviving Partnership and shall thereupon and thereafter, without further act or deed, succeed to and possess all the rights, privileges and powers of the Merger Partnership, and all property, real, personal and mixed, and all debts due to the Merger Partnership, as well as all other things and causes of action belonging to the Merger Partnership, shall be vested in the Surviving Partnership, and shall thereafter be the property of the Surviving Partnership as they were of the Merger Partnership, and the title to any real property vested by deed or otherwise, under the laws of the State of Delaware, in the Merger Partnership shall not revert or be in any way impaired by reason of the Merger, but all rights of creditors and all liens upon any property of the Merger Partnership shall be preserved unimpaired, and all debts, liabilities and duties of the Merger Partnership shall thenceforth attach to the Surviving Partnership and may be enforced against it to the same extent as if said debts, liabilities and duties have been incurred or contracted by it.

          1.3  Effective Time of the Merger.  The Merger shall be effected as of
               ----------------------------
the date and time of filing of the certificate of merger (the "Certificate of Merger") with the Secretary of State of the State of Delaware in accordance with the Partnership Act (or at such later time specified as the effective time in the Certificate of Merger) (the "Effective Time"), which filing the parties hereto shall cause to occur as soon as practicable after the satisfaction or waiver of the conditions hereinafter set forth.

          1.4  Certificate of Limited Partnership.  As a result of the Merger,
               ----------------------------------
the Certificate of Limited Partnership of the Partnership (the "Partnership Certificate"), as in effect immediately prior to the Effective Time, shall be the Certificate of Limited Partnership of the Surviving Partnership, as amended and restated substantially in the form set forth as Exhibit A hereto, until thereafter amended as provided therein and under the Partnership Act.

          1.5  Partnership Agreement.  The partnership agreement attached hereto
               ---------------------
as Exhibit B shall be the agreement of limited partnership of the Surviving Partnership unless and until amended in accordance with its terms and applicable law. The name of the Surviving Partnership shall be Watermark Partners, L.P.

          2.  Conversion of Partnership Interests.
              -----------------------------------

          2.1  Conversion of Partnership Interests.  At the Effective Time, by
               -----------------------------------
virtue of the Merger and without any action on the part of the Merger Partnership, the Partnership or the holders of any of the following securities:

          2.1.1 (a) Each Beneficial Assignee Certificate ("BAC") (other than any BACs held by CAPREIT or its affiliates or the Partnership) which represents the assignment of 1 unit of beneficial interest of the limited partnership interest in the Partnership issued to the Assignor Limited Partner, together with the underlying limited partner interest, shall be cancelled and extinguished and converted into and represent the right to receive an amount per BAC in cash equal to $14.41, in the case of Series I, and $14.24, in the case of Series II, subject to adjustment, in each case, as set forth in subsection (b) or (c) below (the "Merger Consideration").

          (b) The aggregate amount of Merger Consideration payable with respect to the BACs, in the case of Series I, shall be increased by the Series I Excess Amount (as defined below), if any, and the aggregate amount of Merger Consideration payable with respect to the BACs, in the case of Series II, shall be increased by the Series II Excess Amount, if any. In each case, the amount of the increase, if any, shall be prorated among all of the issued and outstanding BACs of such series and the price per BAC set forth in subsection
(a) above shall be increased accordingly.


          (c) The amount by which the Partnership's Available Cash (defined below) is greater than $2,606,482, in the case of Series I, shall be the "Series I Excess Amount". The amount by which the Partnership's Available Cash is greater than $3,869,290, in the case of Series II, shall be the "Series II Excess Amount"; provided, however, that regardless of the actual amount of
                --------  -------
Available Cash, the Series I Excess Amount shall not exceed $472,950, and the Series II Excess Amount shall not exceed $702,090.


              For purposes of this calculation and not the calculation under
Section 8.3.2, "Available Cash" means the amount of cash and cash equivalents held by or at the direction of the Partnership after deducting any amounts then owed, accrued or reserved by the Partnership for goods, services or liabilities of any nature or description (which liabilities shall not include any liabilities of the Mortgaged Properties, including accrued real estate taxes and insurance); provided, that all amounts held in tax and insurance escrows for all
            ---------
the Mortgaged Properties and all amounts held in replacement reserves for the benefit of the Owner Partnerships shall be deemed to be part of the Available Cash. For clarification, but not for expansion, Available Cash shall also include any additions to tax and insurance escrows for all the Mortgaged Properties and the replacement reserves for the benefit of the Owner Partnerships, less any withdrawals from such escrows and reserves, in each case, in the ordinary course of business and consistent with past practice.


          (e) The Partnership agrees not to incur any expenses, in connection with the Merger, which are not reasonably necessary, customary and appropriate.


          2.1.2 The 1.01% general partner interest in the Partnership, which will be held by the CAPREIT General Partner (as defined) as a result its admission as the replacement general partner as contemplated by Section 2.3 below, shall be converted into and represent a 1.01% general partner interest in the Surviving Partnership.

          2.1.3 Any limited partner interests in the Partnership issued to any designee of CAPREIT pursuant to Section 7.14, or BACs purchased by CAPREIT or its Affiliates as contemplated by Section 2.4.1, and held by such designee or purchaser immediately prior to the Effective Time, shall be converted into a limited partner interest in the Surviving Partnership.

          2.1.4 Any and all BACs that are owned by the Partnership shall be cancelled and extinguished and no consideration shall be paid therefor.

          2.1.5 The 21% general partner interest in the Merger Partnership held by the Merger Partnership GP immediately prior to the Effective Time shall be cancelled and the

Merger Partnership GP shall receive the $21 initially contributed by it to the Merger Partnership in exchange therefor.

          2.1.6 The 79% limited partner interest in the Merger Partnership held by Merger Partnership LP immediately prior to the Effective Time shall be cancelled and the Merger Partnership LP shall receive the $79 initially contributed by it to the Merger Partnership in exchange therefor.

          2.1.7 The 98.99% limited partner interest of the Assignor Limited Partner in the Partnership shall be cancelled and extinguished and no consideration (other than the Merger Consideration paid to the holders of BACs pursuant to Section 2.2.1 above) shall be paid therefor.

          2.2  Redemption of BACs.
               ------------------

               2.1.1 From and after the Effective Time, a bank or trust company designated by the Merger Partnership and the Partnership prior to the Effective Time (the "Redemption Agent") shall act as redemption agent in effecting the redemption for cash of certificates which, prior to the Effective Time, represented BACs entitled to payment pursuant to Section 2.1.1 hereof. Upon the surrender of each such certificate the holder thereof shall be paid, without interest thereon, the amount of cash to which such holder is entitled hereunder (net of any required withholding) and such BAC shall forthwith be cancelled. Until so surrendered and exchanged, each such certificate shall represent, for all purposes, solely the right to receive cash pursuant to Section 2.1.1 hereof. If any cash to be paid in the Merger is to be paid to a Person other than the holder in whose name the certificate representing BACs surrendered in redemption therefor is registered, it shall be a condition of such redemption that the certificate so surrendered shall be properly endorsed or otherwise in proper form for transfer and that the Person requesting such redemption shall pay to the Redemption Agent any transfer or other taxes required by reason of the payment of such cash to a Person other than the registered holder of the certificate surrendered, or shall establish to the satisfaction of the Redemption Agent that such tax has been paid or is not applicable. Notwithstanding the foregoing, neither the Redemption Agent nor any party hereto shall be liable to a holder of BACs for any cash delivered pursuant hereto to a public official pursuant to applicable abandoned property laws.

          2.2.2 At the Effective Time, the Surviving Partnership shall deposit in trust with the Redemption Agent proceeds from the Financing in an aggregate amount equal to the Merger Consideration (the "Redemption Fund"). The Redemption Fund shall be invested by the Redemption Agent, as directed by the Surviving Partnership, and any net earnings with respect thereto shall be paid to the Surviving Partnership as and when requested by the Surviving Partnership.

          2.2.3 The Redemption Agent shall, pursuant to irrevocable instructions, make the payments referred to in Section 2.1.1 hereof out of the Redemption Fund. The Redemption Fund shall not be used for any other purpose, except as provided herein. Promptly following the date which is six months after the Effective Time, the Redemption Agent shall return to the Surviving Partnership all cash, certificates and other instruments in its possession relating to the transactions described in this Agreement, and the Redemption Agent's duties shall terminate.

Thereafter, each holder of a BAC entitled to receive at the Effective Time cash therefor may surrender such BAC to the Surviving Partnership and (subject to applicable abandoned property, escheat and similar laws) receive in redemption therefor the Merger Consideration, without interest, but shall have no greater rights against the Surviving Partnership than may be accorded to general creditors of the Surviving Partnership under applicable law.

          2.2.4 Promptly after the Effective Time, the Redemption Agent shall mail to each record holder of BACs a form of letter of transmittal and instructions for use in surrendering such certificates and receiving payment therefor.

          2.2.5 After the Effective Time, no BACs shall be deemed to be outstanding and holders of BACs shall cease to have any rights except as provided in this Agreement or by law.

          2.3  Removal and Admission of General Partner.
               ----------------------------------------

          2.3.1  Immediately prior to the Effective Time, pursuant to Section
6.04 of the Agreement of Limited Partnership of the Partnership (the "Partnership Agreement"), conditioned upon prior BAC Holder Approval, the Partnership GP shall be removed as general partner on the Partnership and a designee of CAPREIT (the "CAPREIT General Partner") shall be simultaneously admitted as a replacement general partner of the Partnership.

          2.3.2 The CAPREIT General Partner shall file an amendment to the Partnership Certificate that reflects the fact that the CAPREIT General Partner who shall continue the business of the Partnership as the remaining general partner, is the sole general partner of the Partnership upon consummation of the Mergers.

          2.3.3 On the Closing Date, CAPREIT shall pay $500,000 to the Partnership GP as consideration for its general partner interest in the Partnership.

          2.3.4 The parties acknowledge that the provisions of this Section 2.3 shall not be effective if the Merger is not consummated, notwithstanding the BAC Holder Approval to remove and replace the Partnership GP.

          2.4  Additional Rights; Taking of Necessary Action; Further Action.
               -------------------------------------------------------------

          2.4.1 CAPREIT and its Affiliates reserve the right prior to the Effective Time, and in accordance with applicable law, from time to time to make open market or privately negotiated purchases of BACs. CAPREIT shall promptly notify the Partnership of the occurrence of any such purchase.

          2.4.2 The Merger Partnership and the Partnership shall each use its best efforts to take all such action as may be necessary or appropriate in order to effectuate the Merger under the Partnership Act as promptly as possible, including, without limitation, the due execution and filing under the Partnership Act of the Certificate of Merger consistent with the terms of this Agreement. If at any time after the Effective Time, any further action is necessary or desirable to carry out the purposes of this Agreement and to vest the Surviving Partnership with full right, title and possession to all assets, property, rights, privileges, powers, and franchises of either of the Merger Partnership or the Partnership, the general partners of each of the Merger Partnership and the Partnership are fully authorized in its name or otherwise to take, and shall take, all such lawful and necessary action.

          2.5  Federal Income Tax Considerations.  (a)  Notwithstanding any
               ---------------------------------
provision of this Agreement to the contrary, it is the intention of the parties hereto that the payment of the Merger Consideration pursuant to Section 2.1.1 hereof shall constitute, for all income tax purposes, a redemption or liquidation of the BAC holders' limited partnership interests in the Partnership pursuant to Section 731(a) of the Code and that the consummation of the transactions contemplated by this Agreement will not result in a termination of the Partnership pursuant to Section 708(b)(1)(B) of the Code. The Partnership and the Partnership GP hereby agree not to take any action inconsistent with the foregoing without the prior written consent of CAPREIT.

                    (b) For state law purposes, the transaction contemplated by this Agreement shall be treated as a merger.

          2.6  Deposit.  (a)  On the business day immediately prior to the
               -------
Mailing Date, CAPREIT shall pay into escrow the amount of $1,000,000 (the "Deposit") to be held by an independent third party escrow agent pursuant to an escrow agreement in the form of Exhibit C hereto.

          (b) If the Closing shall occur, then the Deposit and any interest earned thereon shall be paid on the Closing Date to CAPREIT or as CAPREIT shall direct.

          (c) If the Closing shall not occur on or prior to the Termination Date and the failure of the Closing to occur shall be due to: (i) the failure of any of the conditions to Closing set forth in Section 8.1 or 8.3 (other than Section 8.3.7); (ii) a termination of this Agreement pursuant to Section 9.1 (other than
Section 9.1.3 or 9.1.8); (iii) a breach of the Commitment Letter by the party issuing such Commitment Letter; or (iv) a change in any statute, law or regulation which affects the tax exempt status of the Mortgage Revenue Bonds, then the Deposit and any interest earned thereon shall be paid to CAPREIT or as CAPREIT shall direct on the earlier of the Termination Date or the date of termination of this Agreement.

          (d) If the Closing shall not occur on or prior to the Termination Date and the failure of the Closing to occur shall be due to the failure of the condition to Closing set forth in Section 8.3.7, which failure occurred because of the failure of a condition to funding set forth in the Commitment Letter, then one-half of the Deposit and any interest earned thereon shall be paid to the Partnership and one-half of the Deposit and any interest earned thereon shall be paid to CAPREIT or as CAPREIT shall direct on the earlier of the Termination Date or the date on which the party issuing the Commitment Letter notifies the Merger Partnership or CAPREIT that it will not consummate the Financing.

          (e) If the Deposit shall not be paid pursuant to paragraph (b), (c) or
(d), the Deposit and any interest earned thereon shall be paid to the Partnership on the earlier of the Termination Date or the date of termination of this Agreement. If such payment is made, such payment shall be made to the Partnership as liquidated damages in full satisfaction of all of the Merger Partnership's or CAPREIT's liabilities or obligations hereunder, including, without limitation, any obligation to pay or reimburse the Partnership's expenses pursuant to Section
7.3.2 below.

          2.7  Disclosure Schedule.  The parties acknowledge that this Agreement
               -------------------
has been executed prior to delivery of the Disclosure Schedule by the Partnership. The Partnership agrees that it will (a) deliver a preliminary draft of the Disclosure Schedule to the Merger Partnership no later than 10 days from the date hereof and (b) deliver a final Disclosure Schedule no later than 30 days from the date hereof; and that failure to do so shall constitute a material breach hereof. Subject to the right of the Merger Partnership to invoke the condition to Closing set forth in Section 8.3.11 below with respect to any information obtained from the Disclosure Schedule, any information set forth in the Disclosure Schedule shall be deemed incorporated into the relevant representations and warranties set forth in Sections 4 and 5 below, and there shall be no independent liability therefor pursuant to this Section 2.7.

          3.  Representations and Warranties of the Merger Partnership.
              --------------------------------------------------------

          Subject to Section 10.3 below, the Merger Partnership represents and warrants to the Partnership as follows:

          3.1  Formation and Qualification.  The Merger Partnership is a limited
               ---------------------------
partnership duly formed, validly existing and in good standing under the laws of the State of Delaware, and has the requisite power to carry on its business as now conducted. The Merger Partnership is duly qualified, licensed and authorized as a foreign limited partnership to do business, and is in good standing, in each jurisdiction where the character of its properties owned or leased or the nature of its activities makes such qualification necessary, except for failures to be so qualified which would not, in the aggregate, have a material adverse effect on the Condition of the Merger Partnership. Copies of the Certificate of Limited Partnership of the Merger Partnership (the "MP Certificate") and the Agreement of Limited Partnership of the Merger Partnership (the "MP Agreement") heretofore delivered to the Partnership are accurate and complete as of the date hereof. The Merger Partnership is not in default under or in violation of any provision of the MP Agreement.

          3.2  Authority Relative to this Agreement.  The Merger Partnership has
               ------------------------------------
the requisite power and authority to enter into this Agreement and to perform its obligations hereunder. The execution and delivery of this Agreement by the Merger Partnership and the consummation by the Merger Partnership of the transactions contemplated hereby have been duly authorized by all necessary action on the part of the Merger Partnership and the Merger Partnership GP, and no other action on the part of the Merger Partnership or the Merger Partnership GP is necessary to authorize this Agreement, the Merger and the transactions contemplated hereby. This Agreement has been duly executed and delivered by the Merger Partnership and constitutes a valid and binding obligation of the Merger Partnership, enforceable against the Merger Partnership in accordance with its terms.

          3.3  No Conflicts.  Neither the execution and delivery of this
               ------------
Agreement by the Merger Partnership nor the consummation of the transactions contemplated hereby nor compliance by the Merger Partnership with any of the provisions hereof will (i) violate, conflict with, or result in a breach of any provision of, or constitute a default (or an event which, with notice or lapse of time or both, would constitute a default) under, or result in the termination of, or accelerate the performance required by, or result in a right of termination or acceleration under, or result in the creation of any Lien upon any of the properties or assets of the Merger Partnership under, any of the terms, conditions or provisions of (x) the MP Certificate or the MP Agreement or
(y) any note, bond, mortgage, indenture, deed of trust, license, lease, agreement or other instrument or obligation to which the Merger Partnership is a party, or to which it, or any of its properties or assets, may be subject, or
(ii) subject to compliance with the statutes and regulations referred to in
Section 3.4, violate any Order, statute, rule or regulation applicable to the Merger Partnership or any of its properties or assets, except, in the case of each of clauses (i) and (ii) above, for such violations, conflicts, breaches, defaults, terminations, accelerations or creations of Liens which, in the aggregate, would not have any material adverse effect on the Condition of the Merger Partnership.

          3.4  Governmental Approvals.  Other than in connection with or in
               ----------------------
compliance with the provisions of the Partnership Act, the Exchange Act, the Securities Act, the "takeover" laws of various states, the Hart-Scott-Rodino Act, and except for any notices, filings, authorizations, consents or approvals which are required because of the regulatory status, if any, of the Partnership or the Merger Partnership or facts specifically pertaining to it, no notice to, filing with, or authorization, consent or approval of, any domestic or foreign public body or authority is necessary for the consummation by the Merger Partnership of the transactions contemplated by this Agreement.

          3.5  No Prior Activities.  The Merger Partnership has not incurred,
               -------------------
directly or through any Subsidiary, any liabilities or obligations, except those incurred in connection with its organization or with the negotiation of this Agreement, the performance thereof and the consummation of the transactions contemplated hereby, including the Merger and the Financing. Except as contemplated by the foregoing sentence, the Merger Partnership has not engaged, directly or through any Subsidiary, in any business activities of any type or kind whatsoever, or entered into any agreements or arrangements with any Person, or is subject to or bound by any obligation or undertaking.

          3.6  Brokers.  No broker, finder or investment banker is entitled to
               -------
any brokerage, finder's or other fee or commission in connection with the Transaction based upon arrangements made by or on behalf of the Merger Partnership or the Merger Partnership GP.

          4.  Representations and Warranties of the Partnership.  All
              -------------------------------------------------
information within the Merger Partnership's Knowledge shall be deemed to have been disclosed by the Partnership in connection with the representations and warranties set forth below. Notwithstanding anything to the contrary in this Agreement, the Partnership makes no representation or warranty, express or implied, concerning the tax exempt status of the Mortgage Revenue Bonds and the interest thereon, the ability of the Partnership or the Surviving Partnership to consummate any modifications of the

Mortgage Revenue Bonds and related instruments, or the ability of the Partnership or the Surviving Partnership to obtain any governmental or governmental agency consents in connection therewith.

          Subject to Section 10.3 below, the Partnership represents and warrants to the Merger Partnership as follows:

          4.1  Formation and Qualification.  Each of the Partnership and the
               ---------------------------
Partnership GP is a limited partnership duly formed, validly existing and in good standing under the laws of the State of Delaware and has the requisite power to carry on its business as now conducted. Each of the Partnership and the Partnership GP is duly qualified, licensed and authorized as a foreign limited partnership to do business, and is in good standing, in each jurisdiction where the character of its properties owned or leased or the nature of its activities makes such qualification or licensing necessary, except for failures to be so qualified which would not, in the aggregate, have a material adverse effect on the Condition of the Partnership or the Partnership GP, as the case may be. Copies of the Partnership Certificate, the Partnership Agreement, the Certificate of Limited Partnership of the Partnership GP (the "Partnership GP Certificate") and the Agreement of Limited Partnership of the Partnership GP (the "Partnership GP Agreement") heretofore delivered or made available to the Merger Partnership are accurate and complete as of the date hereof. The Partnership is not in default under or in violation of any provision of the Partnership Agreement, and the Partnership GP is not in default under or in violation of any provision of the Partnership GP Agreement, except, in each case, for such defaults or violations which would not have any material adverse effect on the Condition of the Partnership or the Partnership GP.

          4.2  No Subsidiaries.  The Partnership has no Subsidiaries and no
               ---------------
equity or similar interest, whether voting or non-voting, in any Person.

          4.3  Capitalization.  As of the date hereof, the outstanding partner
               --------------
interests of the Partnership consist of (i) a 1.01% general partner interest in the profits, losses, distributions and credits of the Partnership held by the Partnership GP, and (ii) a 98.99% limited partner interest in the profits, losses, distributions and credits of the Partnership held by the Assignor Limited Partner. The Assignor Limited Partner is authorized to issue up to 12,000,000 BACs, representing the assignments of units of beneficial interest of the limited partner interest in the Partnership issued to the Assignor Limited Partner, of which (x) 2,280,000 are outstanding, in the case of Series I, and
(y) 3,238,760 are outstanding, in the case of Series II. There are no outstanding options, warrants, calls, subscriptions or other rights or other agreements or commitments obligating the Partnership or any of its Affiliates to issue, transfer or sell (a) any additional partnership interests of the Partnership or (b) any BACs, except as contemplated herein. All issued and outstanding BACs and partnership interests in the Partnership are validly issued, and the purchase price therefor has been paid in full.

          4.4  Authority Relative to this Agreement.  Each of the Partnership
               ------------------------------------
and the Partnership GP has the requisite power and authority to enter into this Agreement and to perform its obligations hereunder. The execution and delivery of this Agreement by each of the Partnership and the Partnership GP and the consummation by each of the Partnership and the Partnership GP of the transactions contemplated hereby have been duly authorized by all necessary action on the part of each of the Partnership and the Partnership GP and, except for the BAC Holder Approval as set forth in Section 7.2 hereof, no other proceedings on the part of the Partnership and the Partnership GP are necessary to authorize this Agreement, the Merger and the transactions contemplated hereby. This Agreement has been duly executed and delivered by each of the Partnership and the Partnership GP and constitutes a valid and binding obligation of each of the Partnership and the Partnership GP enforceable against each of the Partnership and the Partnership GP in accordance with its terms.

          4.5  No Conflicts.  Except as set forth in the Disclosure Schedule,
               ------------
neither the execution and delivery of this Agreement by each of the Partnership and the Partnership GP nor the consummation of the transactions contemplated hereby (excluding the Financing and the Bond Refinancing) nor compliance by the Partnership and the Partnership GP with any of the provisions hereof will (i) violate, conflict with, or result in a breach of any provision of, or constitute a default (or an event which, with notice or lapse of time or both, would constitute a default) under, or result in the termination of, or accelerate the performance required by, or result in a right of termination or acceleration under, or result in the creation of any Lien upon any of the properties or assets of the Partnership or the Partnership GP under, any of the terms, conditions or provisions of (x) the Partnership Certificate, the Partnership Agreement, the Partnership GP Certificate or the Partnership GP Agreement, as the case may be, or (y) any note, bond, mortgage, indenture, deed of trust, license, lease, agreement or other instrument or obligation to which the Partnership or the Partnership GP is a party or to which either of them or either of their properties or assets may be subject, or (ii) subject to compliance with the statutes and regulations referred to in Section 4.6, to the Partnership's Knowledge, violate any Order, statute, rule or regulation applicable to the Partnership or the Partnership GP or any of their properties or assets, except, in the case of each of clauses (i) and (ii) above, for such violations, conflicts, breaches, defaults, terminations, accelerations or creations of Liens which would not, in the aggregate, have any material adverse effect on the Condition of the Partnership or the Partnership GP.

          4.6  Governmental Approvals.  Except as set forth in the Disclosure
               ----------------------
Schedule, other than in connection with or in compliance with the provisions of the Partnership Act, the Exchange Act, the Securities Act, the "takeover" laws of various states, and the Hart-Scott-Rodino Act, and except for any notices, filings, authorizations, consents or approvals which are required because of the regulatory status, if any, of the Merger Partnership or facts specifically pertaining to it, to the Partnership's Knowledge, no notice to, filing with, or authorization, consent or approval of, any domestic or foreign public body or authority is necessary for the consummation by each of the Partnership and the Partnership GP of the transactions contemplated by this Agreement (excluding the Financing and the Bond Refinancing).

          4.7  Commission Filings; Financial Statements.  The Partnership has
               ----------------------------------------
heretofore delivered or made available to the Merger Partnership its (i) Annual Report on Form 10-K for the fiscal years ended December 31, 1994, 1993, 1992, 1991 and 1990, as filed with the Commission, (ii) Quarterly Reports on Form 10-Q for the quarters ended March 31, 1995 and June 30, 1995, (iii) investor letters or similar documents mailed to the holders of BACs (whether annual or special) since January 1, 1990, (iv) all other reports (including any Form 8-K's) or registration statements filed by the Partnership with the Commission since January 1, 1990 (the documents described in clauses (i) through (iv) above, including any exhibits and schedules thereto and documents incorporated by reference therein, being the "SEC Filings"), and (v) the unaudited consolidated interim financial statements of the Partnership for the six months ended June 30, 1995 (the "Interim Financial Statements"). As of their respective dates, each SEC Filing complied in all material respects with the requirements of the Exchange Act or the Securities Act, as applicable, and did not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading. The audited consolidated financial statements and unaudited consolidated interim financial statements of the Partnership included or incorporated by reference in such reports and the Interim Financial Statements (collectively, the "Partnership Financial Statements") have been prepared in accordance with generally accepted accounting principles applied on a consistent basis during the periods involved (except as may be indicated in the notes thereto), and fairly present the consolidated financial position of the Partnership as of the dates thereof and the results of their operations and changes in their financial position for the periods then ended. The consolidated balance sheet of the Partnership as at March 31, 1995, including the notes thereto, is referred to as the "Balance Sheet," and March 31, 1995, is referred to as the "Balance Sheet Date."

          4.8  No Undisclosed Liabilities.  At the Balance Sheet  Date, the
               --------------------------
Partnership did not have any direct or indirect liabilities, obligations, indebtedness, claims, losses, damages, deficiencies or responsibilities, known or unknown, fixed or unfixed, choate or inchoate, liquidated or unliquidated, secured or unsecured, accrued, absolute or contingent, including, without limitation, by way of setoffs or counterclaims ("Liabilities"), not reflected or disclosed in the Balance Sheet which were required to be reflected or disclosed therein in accordance with generally accepted accounting principles. Since the Balance Sheet Date, except as disclosed in the Disclosure Schedule, the Partnership has not incurred any such Liabilities.

          4.9  Absence of Certain Changes or Events.  Except as and to the
               ------------------------------------
extent set forth on the Balance Sheet, or as set forth on the Disclosure Schedule, since the Balance Sheet Date, there has not been (a) any material adverse change in the Condition of the Partnership; (b) any entry by the Partnership into any commitment or transaction material to the Partnership, which is not in the ordinary course of business and consistent with past practices; (c) any material change by the Partnership in accounting principles or methods except insofar as may be required by a change in generally accepted accounting principles; (d) except as required by the American Stock Exchange, any declaration, payment or setting aside for payment of any distributions (whether in cash or property) in respect to the partnership interests of the Partnership, or direct or indirect redemption, purchase or other acquisition of any BACs or other securities of the Partnership; (e) any revaluation by the Partnership of any of its assets, including without limitation, writing off of notes or accounts receivable, except any revaluation required by generally accepted accounting principles based on the value of the Merger Consideration ;
(f) any action taken by the Partnership of the type referred to in Section 6.1.4 or 6.1.5 hereof; (g) any agreement by the Partnership to take, whether in writing or otherwise, any action which, if taken prior to the date of this Agreement, would have made any representation or warranty in this Section 4 untrue or incorrect; (h) any damage, destruction or loss, whether covered by insurance or not, having a material adverse effect upon the Condition of the Partnership; (i) any issuance, grant, sale or pledge or agreement to issue, grant, sell or pledge by the

Partnership, with any Person other than an Affiliate of the Merger Partnership, any BACs or other partnership interests or securities convertible into or exchangeable or exercisable for, or otherwise evidencing a right to acquire, BACs or other partnership interests; (j) any acquisition of assets by the Partnership, other than personal property not material to the Partnership acquired in the ordinary course of business and consistent with past practices, or (k) any disposition, encumbrance or mortgage of any assets or properties of the Partnership, other than personal property not material to the Partnership disposed of in the ordinary course of business and consistent with past practices.

          4.10  Litigation.  There is no action or proceeding or investigation
                ----------
pending or, to the Partnership's Knowledge, threatened against or involving the Partnership, any properties or rights of the Partnership or, to the Partnership's Knowledge, any Mortgaged Property which if adversely determined would, individually or in the aggregate, have a material adverse effect on the Condition of the Partnership nor is the Partnership, its assets or, to the Partnership's Knowledge, any Mortgaged Property subject to any Order which would have such an effect.

          4.11  Taxes.  To the Partnership's Knowledge, except as set forth on
                -----
the Disclosure Schedule, the Partnership has duly filed all tax returns that it was required to file, all such tax returns were correct and complete in all material respects and all taxes shown on such returns as due, if any, have been paid. The Partnership constitutes a partnership for all income tax purposes rather than a corporation or association taxable as a corporation. The Partnership does not have in effect an election pursuant to Section 754 of the Code. The Partnership's tax basis in the Mortgage Revenue Bonds, including the interest receivable, is $130,450,406 as of December 31, 1994.

          4.12  Assets.  The Partnership has no assets other than the Mortgage
                ------
Revenue Bonds, the Liens represented by the Mortgage Revenue Documents, cash on hand (including operating cash and marketable securities) in the amount of $5,827,513 as of June 30, 1995, and personal property not material to the Partnership held in the ordinary course of business and consistent with past practices. The Partnership GP has no assets other than its partnership interest in the Partnership.

          4.13  Transactions with Affiliates.  Except as described in the
                ----------------------------
Disclosure Schedule or the SEC Filings, the Partnership has not entered into any of the following transactions with any Affiliate or Individual Affiliate in connection with which the Partnership has continuing obligations in effect as of the date of this Agreement: the direct or indirect purchase, acquisition or lease of any property from, or the sale, transfer or lease of any property to, or the borrowing of any money from, or the guarantee of any obligation of, or the acquisition of any stock, obligations or securities of, or the entering into of any merger or consolidation agreement, or any management, consulting, employment or similar fee arrangement or the entering into of any other transaction or arrangement with, or the making of any payment to, an Individual Affiliate, in the ordinary course of business or otherwise, which is not on terms at least as favorable to the Partnership as would have been applicable if such transaction had been entered into on an arm's-length basis with an unaffiliated third party.

          4.14  Disclosure.  To the Partnership's Knowledge, no written
                ----------
statement, certificate, schedule, list or other written information furnished by or on behalf of the Partnership to the Merger Partnership pursuant to this Agreement contains or will contain any untrue statement of a material fact or omits or will omit to state a material fact necessary in order to make the statements herein or therein, in light of the circumstances under which they were made, not misleading.

          4.15  Brokers.  No broker, finder or investment banker is entitled to
                -------
any brokerage, finder's or other fee or commission in connection with the Transaction based upon arrangements made by or on behalf of the Partnership or the Partnership GP.

          4.16  General Partner Recommendation.  The Partnership GP has approved
                ------------------------------
and adopted the Transaction, has determined that the Transaction is fair to the holders of BACs, and has recommended that the holders of BACs approve the Transaction; provided, that the Partnership GP's continued recommendation shall
             --------
be subject to its receipt of a favorable Fairness Opinion. The Partnership has no general partners or holders of general partnership interests other than the Partnership GP.

          4.17  Compliance with Law.  The Partnership has conducted its business
                -------------------
so as to comply with all applicable Requirements of Law relating to or affecting the operations, conduct or ownership of the property or business of the Partnership, the failure to comply with which would, individually or in the aggregate, have a material adverse effect on the Condition of the Partnership, provided, for purposes of this Section 4.17, the existence of any statute, law,
- --------
treaty, rule, regulation or ordinance referred to in clause (ii) of the definition of Requirements of Law shall be subject to the Partnership's Knowledge.

          4.18  Mortgage Revenue Bonds and Mortgage Revenue Documents.
                -----------------------------------------------------

          4.18.1 The Partnership has herewith or heretofore delivered or made available to the Merger Partnership a true, correct and complete set of all of the files, documents and other written materials relating to the Mortgage Revenue Bonds and the Mortgage Revenue Documents, and to each Mortgaged Property (and, where relevant, to each Owner Partnership's obtaining title to its Mortgaged Property), that are in the possession or control of the Partnership and all documents related thereto that were executed by or on behalf of the Partnership or any Owner Partnership, including, without limitation, copies of the Mortgage Revenue Bonds, the Mortgage Revenue Documents, Environmental Reports, any letters of credit or other credit enhancement instruments currently in effect, title insurance policies, hazard insurance policies, flood insurance policies and other insurance policies, all balance sheets, operating statements and other financial statements, all existing engineering reports, soil studies and reports, plans, specifications, architectural and engineering drawings, completion bonds, arrangements, warranties, commitments and other similar reports, studies and items, leases and contracts, property management and leasing brokerage agreements and other writings whatsoever. Notwithstanding the foregoing, with respect to such files, documents and other written materials that were prepared, received or stored by C.R.I., Inc.'s former housing acquisition department during the time that Richard L. Kadish was supervising such department (the "Housing Acquisition Department Files"), the Partnership represents and warrants only that it has herewith or heretofore delivered or made available to the Merger Partnership a true, correct and, to the Partnership's Knowledge, complete set of the Housing Acquisition Department Files.

          4.18.2 The Partnership is the sole legal and beneficial owner and holder of the Mortgage Revenue Bonds and the Mortgage Revenue Documents, free and clear of any Lien, and, at the Effective Time, the Surviving Partnership will be the sole legal and beneficial owner and holder of the Mortgage Revenue Bonds and the Mortgage Revenue Documents, free and clear of any Lien (without taking into account the Financing or the Bond Refinancing or any act of the Merger Partnership). The Partnership has not endorsed, granted, assigned, transferred or otherwise pledged, encumbered or set over the Mortgage Revenue Bonds and/or the Mortgage Revenue Documents to any Person.

          4.18.3 The amounts of unpaid principal balance of each of the Mortgage Revenue Bonds and the amount of accrued and unpaid base interest thereunder, specifying the amounts of deferred construction period base interest, past due base interest and interest on such interest, are set forth in the Disclosure Schedule.

          5.  Representations and Warranties of the Owner Partnerships.
              --------------------------------------------------------

          Subject to Section 10.3 below, each of the Owner Partnerships (or, as specified below, the Designated Owner Partnership) represents and warrants, as to itself only, to the Merger Partnership as follows:

          5.1  Formation and Qualification.  Such Owner Partnership is a limited
               ---------------------------
partnership duly formed, validly existing and in good standing under the laws of the State set forth opposite its name on the Disclosure Schedule and has the requisite power to carry on its business as now conducted. Such Owner Partnership is duly qualified, licensed and authorized as a foreign limited partnership to do business, and is in good standing, in each jurisdiction where the character of its properties owned or leased or the nature of its activities makes such qualification or licensing necessary, except for failures to be so qualified which would not, in the aggregate, have a material adverse effect on its Condition. Copies of the certificate of limited partnership and the agreement of limited partnership for such Owner Partnership have heretofore been delivered or made available to the Merger Partnership and are accurate and complete as of the date hereof. Such Owner Partnership is not in default under or in violation of any provision of its limited partnership agreement, except for such defaults or violations which would not have any material adverse effect on the Condition of such Owner Partnership.

          5.2  No Subsidiaries.  Such Owner Partnership does not have any
               ---------------
Subsidiaries or any equity or similar interest, whether voting or non-voting, in any Person. The only real and personal property owned or leased by such Owner Partnership is the applicable Mortgaged Property owned by it as set forth in the Disclosure Schedule, other than personal property held in the ordinary course of business and consistent with past practices. The sole business and purpose of such Owner Partnership is to own, manage, operate and lease the applicable Mortgaged Property owned by it.

          5.3  Partners and Capitalization.  Set forth on the Disclosure
               ---------------------------
Schedule is a list of all of the partners in such Owner Partnership and their respective partnership interests therein, and all of the direct and indirect beneficial owners in each such partner and their respective ownership interests therein. There are no outstanding options, warrants, calls, subscriptions or other rights or other agreements or commitments obligating such Owner Partnership or any of its Affiliates to issue, transfer or sell any additional partnership interests of such Owner Partnership. All issued and outstanding partnership interests of such Owner Partnership are validly issued, and the purchase price therefor has been paid in full.

          5.4  Authority Relative to this Agreement.  Such Owner Partnership has
               ------------------------------------
the requisite power and authority to enter into this Agreement and to perform its obligations hereunder. The execution and delivery of this Agreement by such Owner Partnership and the consummation by such Owner Partnership of the transactions contemplated hereby have been duly authorized by all necessary action on the part of such Owner Partnership and no other proceedings on the part of such Owner Partnership are necessary to authorize this Agreement and the transactions contemplated hereby. This Agreement has been duly executed and delivered by such Owner Partnership and constitutes a valid and binding obligation of such Owner Partnership enforceable against such Owner Partnership in accordance with its terms.

          5.5  No Conflicts.  With respect only to the Designated Owner
               ------------
Partnership, except as set forth in the Disclosure Schedule, neither the execution and delivery of this Agreement by the Designated Owner Partnership nor the consummation of the transactions contemplated hereby (excluding the Financing and the Bond Refinancing) nor compliance by the Designated Owner Partnership with any of the provisions hereof will (i) violate, conflict with, or result in a breach of any provision of, or constitute a default (or an event which, with notice or lapse of time or both, would constitute a default) under, or result in the termination of, or accelerate the performance required by, or result in a right of termination or acceleration under, or result in the creation of any Lien upon any of the properties or assets of the Designated Owner Partnership under any of the terms, conditions or provisions of (x) the certificate of limited partnership of the Designated Owner Partnership or the agreement of limited partnership of the Designated Owner Partnership or (y) any note, bond, mortgage, indenture, deed of trust, license, lease, material agreement or other material instrument or obligation to which the Designated Owner Partnership is a party or to which it or any of its properties or assets may be subject, or (ii) subject to compliance with the statutes and regulations referred to in Section 5.6 below, to the Designated Owner Partnership's Knowledge, violate any Order, statute, rule or regulation applicable to the Designated Owner Partnership or any of its properties or assets, except, in the case of each of clauses (i) and (ii) above, for such violations, conflicts, breaches, defaults, terminations, accelerations, or creations of Liens which would not, in the aggregate, have any material adverse effect on the Condition of the Designated Owner Partnership.

          5.6  Governmental Approvals.  With respect only to the Designated
               ----------------------
Owner Partnership, except as set forth in the Disclosure Schedule, other than in connection with or in compliance with the provisions of the limited partnership act of the state of its formation, the Exchange Act, the Securities Act, the "takeover" laws of various states, and the Hart-Scott-Rodino Act, to the Designated Owner Partnership's Knowledge no notice to, filing with, or authorization, consent or approval of any domestic or foreign public body or authority is necessary for the consummation by the Designated Owner Partnership of the transactions contemplated by this Agreement (excluding the Financing and the Bond Refinancing).

          5.7  Financial Statements.  With respect only to the  Designated Owner
               --------------------
Partnership, the Designated Owner Partnership has heretofore delivered or made available to the Merger Partnership its annual financial statements, which financial statements are listed on the Disclosure Schedule, all of which financial statements have been prepared in accordance with the principles of the income tax basis of accounting applied on a consistent basis during the periods involved (except as may be indicated in the notes thereto), and fairly present the financial position of the Designated Owner Partnership as of the date thereof and the results of its operations and changes in its financial position for the periods then ended.

          5.8  No Undisclosed Liabilities.  With respect only to the Designated
               --------------------------
Owner Partnership, the Designated Owner Partnership does not have any Liabilities not reflected or disclosed in its financial statements referred to in Section 5.7 above which were required to be reflected or disclosed therein in accordance with the principles of the income tax basis of accounting. Since the date of its financial statements referred to in Section 5.7 above, except as may otherwise be disclosed in the Disclosure Schedule, the Designated Owner Partnership has not incurred any such Liabilities.

          5.9  Absence of Certain Changes or Events.  With respect only to the
               ------------------------------------
Designated Owner Partnership, except as and to the extent set forth on its applicable financial statements referred to in Section 5.7 above, or except as described in the Disclosure Schedule, since the date of such financial statements, there has not been (a) any material adverse change in its Condition;
(b) any entry by it into any commitment or transaction which is not in the ordinary course of its business and consistent with past practices; (c) any material change by it in accounting principles or methods except insofar as may be required by a change in principles of the income tax basis of accounting; (d) any declaration, payment or setting aside for payment of any distributions (whether in cash or property) in respect to its partnership interests or any other of its securities; (e) any revaluation by it of any of its assets, including without limitation, writing off of notes or accounts receivable other than in the ordinary course of business and consistent with past practices; (f) any action taken by it of the type referred to in Section 6.2.4 or 6.2.5 hereof;
(g) any agreement by it to take, whether in writing or otherwise, any action which, if taken prior to the date of this Agreement, would have made any representation or warranty in this Section 5 untrue or incorrect; (h) any damage, destruction or loss, whether covered by insurance or not, having an adverse effect upon its Condition; (i) any issuance, grant, sale or pledge or agreement to issue, grant, sell or pledge by it, with any Person other than an Affiliate of the Merger Partnership, any partnership interests or securities convertible into or exchangeable or exercisable for, or otherwise evidencing a right to acquire, partnership interests; (j) any acquisition of assets by it other than in the ordinary course of business and consistent with past practices; or (k) any disposition, encumbrance or mortgage of any of its assets or properties other than in the ordinary course of business and consistent with past practices.

          5.10  Mortgaged Properties.
                --------------------

          5.10.1 With respect only to the Designated Owner Partnership, the Designated Owner Partnership has herewith or heretofore delivered or made available to the Merger Partnership a true, correct and complete set of all the files, documents and other written materials relating to the Mortgaged Property owned by the Designated Owner Partnership (and to its obtaining title to such Mortgaged Property), or the Mortgage Revenue Bonds and the Mortgage Revenue Documents related thereto, that are in the possession or control of the Designated Owner Partnership and all documents related thereto that were executed by or on behalf of the Partnership or the Designated Owner Partnership, including, without limitation, copies of such Mortgage Revenue Bonds, such Mortgage Revenue Documents, Environmental Reports, any letters of credit or other credit enhancement instruments, title insurance policies, hazard insurance policies, flood insurance policies and other insurance policies, all balance sheets, operating statements and other financial statements, all existing engineering reports, soil studies and reports, plans, specifications, architectural and engineering drawings, completion bonds, arrangements, warranties, commitments and other similar reports, studies and items, leases and contracts, property management and leasing brokerage agreements and other writings whatsoever. Notwithstanding the foregoing, with respect to the Housing Acquisition Department Files, the Designated Owner Partnership represents and warrants only that the Designated Owner Partnership has herewith or heretofore delivered or made available to the Merger Partnership, a true, correct and, to the Designated Owner Partnership's Knowledge, complete set of the Housing Acquisition Department Files.

          5.10.2 With respect only to each Designated Owner Partnership, the Designated Owner Partnership has good and marketable title to the Mortgaged Property owned by it. To the Designated Owner Partnership's Knowledge, neither the Mortgaged Property nor other assets of the Designated Owner Partnership is subject to any Lien except (a) Liens securing the Mortgage Revenue Bonds, (b) Permitted Statutory Liens, (c) Liens for taxes not yet delinquent or the validity of which are being contested in good faith by appropriate actions and for which appropriate reserves have been made, and (d) Liens which do not in the aggregate have an adverse effect on the Condition of the Designated Owner Partnership.

          5.11  No Action.  With respect only to the Designated Owner
                ---------
Partnership, except for landlord/tenant collection and eviction actions or as set forth on the Disclosure Schedule, there is no action or proceeding or investigation pending or, to the Designated Owner Partnership's Knowledge, threatened against or involving the Designated Owner Partnership, any properties or rights of the Designated Owner Partnership or the Mortgaged Property owned by it which if adversely determined would, individually or in the aggregate, have an adverse effect on the Condition of the Designated Owner Partnership nor is the Designated Owner Partnership, its assets or such Mortgaged Property subject to any Order which would have such an effect. Without limiting the generality of the foregoing, the Designated Owner Partnership is not a debtor in any state or federal bankruptcy, insolvency, liquidation, reorganization, receivership or arrangement proceeding, and no such proceeding is pending or has been threatened in writing.

          5.12  Taxes.  Except as may otherwise be set forth on the Disclosure
                -----
Schedule, to such Owner Partnership's Knowledge, such Owner Partnership has duly filed all tax returns that it was required to file and all such tax returns were correct and complete. Such Owner Partnership constitutes a partnership for all income tax purposes rather than a corporation or association taxable as a corporation.

          5.13  Compliance with Law.  With respect only to the Designated Owner
                -------------------
Partnership, the Designated Owner Partnership has conducted its business so as to comply with all applicable Requirements of Law relating to or affecting the operations, conduct or ownership of the property or business of such Designated Owner Partnership, failure to comply with which would, individually or in the aggregate, have a material adverse effect on the Condition of the Designated Owner Partnership, provided, for purposes of this Section 5.13, the existence of
                   --------
any statute, law, treaty, rule, regulation or ordinance referred to in clause
(ii) of the definition of Requirements of Law shall be subject to the Designated Owner Partnership's Knowledge.

          5.14  Disclosure.  With respect only to the Designated Owner
                ----------
Partnership, to the Designated Owner Partnership's Knowledge, no written statement, certificate, schedule, list or other written information furnished by or on behalf of the Designated Owner Partnership, or otherwise made available, to the Merger Partnership pursuant to this Agreement contains or will contain any untrue statement of a material fact or omits or will omit to state a material fact necessary in order to make the statements herein or therein, in light of the circumstances under which they were made, not misleading.

          6.  Conduct of Business Pending the Merger.
              --------------------------------------

          6.1  Conduct of Business by the Partnership Pending the Merger.  The
               ---------------------------------------------------------
Partnership covenants and agrees that, from the date of this Agreement until the Effective Time, unless the Merger Partnership shall otherwise agree in writing or as otherwise expressly contemplated by this Agreement:

          6.1.1 The business of the Partnership shall be conducted only in, and the Partnership shall not take any action except in, the ordinary course of business and consistent with past practices, and the Partnership shall use all commercially reasonable efforts to maintain and preserve its business organization, assets, prospects and advantageous business relationships.

          6.1.2 Except as contemplated hereby, the Partnership shall not directly or indirectly do any of the following: (i) sell, transfer, pledge, dispose of or encumber, except in the ordinary course of business and consistent with past practices, any properties or assets of the Partnership (including, without limitation, any indebtedness owed to it, including any Mortgage Revenue Bonds, or any claims held by it); (ii) whether or not in the ordinary course of business, sell or dispose of any property or asset which is material to the Partnership; (iii) whether or not in the ordinary course of business, permit any property or assets to become subject to any material Lien, other than Permitted Statutory Liens; (iv) amend or propose to amend the Partnership Agreement, the Partnership Certificate or similar organizational documents, any tax returns or any Mortgage Revenue Bonds or Mortgage Revenue Documents; (v) declare, set aside or pay any distribution, payable in cash, securities, property or otherwise, with respect to any of its partnership interests or BACs; provided, however,
                                                          --------  -------
that, subject to Sections 501, 502, 504, 503, 511, 512 and 513 of the American Stock Exchange Guide, the Partnership may accrue, on a monthly basis, an amount up to $.09417 per BAC for Series I, and $.09667 for Series II, in calendar year 1996, and pay, on a semi-annual basis, such accrued amount to the BAC holders; (vi) redeem, purchase or otherwise acquire or offer to redeem, purchase or otherwise acquire any partnership interests or BACs; or (vii) authorize or propose any of the foregoing, or enter into any contract, agreement, commitment, or arrangement to do any of the foregoing.

          6.1.3 Except as contemplated hereby, the Partnership shall not, directly or indirectly, (i) issue, sell, pledge or dispose of, or authorize, propose or agree to the issuance, sale, pledge or disposition of, any BACs or partnership interests, or any options, warrants or rights of any kind to acquire any shares of, or any securities convertible into or exchangeable for any BACs or partnership interests, or any other securities in respect of, in lieu of, or in substitution for, BACs or partnership interests outstanding on the date hereof; (ii) acquire (by merger, consolidation, or acquisition of stock or assets) any other Person, or make any investment either by purchase of stock or securities, contributions to capital, property transfer, or, except in the ordinary course of business and consistent with past practices, purchase of any property or assets of any other Person; (iii) incur any indebtedness for money borrowed or issue any debt securities or assume or guarantee any of the foregoing, except short-term indebtedness incurred in the ordinary course of business and consistent with past practices; (iv) endorse, or otherwise as an accommodation become responsible for, the obligations of any other Person, or make any loans or advances other than in the ordinary course of business and consistent with past practices; (v) voluntarily incur any other liability or obligation (absolute, accrued, contingent or otherwise), except in the ordinary course of business and consistent with past practices; (vi) waive, release, grant or transfer any rights of material value or modify or change in any material respect any agreement with or arrangement relating to any existing material license, lease, contract or other document, other than in the ordinary course of business and consistent with past practices; (vii) authorize or effect any material change in its capitalization; or (viii) authorize or commit to any of the actions prohibited in this Section 6.1.3, or enter into or modify any contract, agreement, commitment or arrangement to do any of the actions prohibited in this Section 6.1.3.

          6.1.4 The Partnership shall not make any tax election which may have a material adverse effect on the Condition of the Partnership or the Merger Partnership, change any material tax accounting method or settle or compromise any material federal, state, local or foreign income tax liability. The Partnership GP shall halt, suspend or limit trading of BACs to the extent necessary to prevent a termination of the Partnership for income tax purposes as a result of such trading or such trading in combination with the consummation of the Transaction.

          6.1.5 The Partnership shall not take any action or agree, in writing or otherwise, to take any of the actions prohibited by this Section 6.1 or any action which would make any representation or warranty in Section 4 hereof untrue or incorrect in any material respect.

          6.2  Conduct of Business by the Owner Partnerships Pending the Merger.
               ----------------------------------------------------------------
Each of the Owner Partnerships covenants and agrees, for itself only, that, from the date of this Agreement until the Effective Time, unless the Merger Partnership shall otherwise agree in writing or as otherwise expressly contemplated by this Agreement:

          6.2.1 The business of such Owner Partnership shall be conducted only in, and such Owner Partnership shall not take any action except in, the ordinary course of business and consistent with past practices, and such Owner Partnership shall use all commercially reasonable efforts to maintain and preserve its business organization, assets, prospects and advantageous business relationships.

          6.2.2 Except as contemplated hereby, such Owner Partnership shall not directly or indirectly do any of the following: (i) sell, transfer, pledge, dispose of or encumber, any properties or assets of such Owner Partnership (including, without limitation, any Mortgaged Property, any indebtedness owed to it or any claims held by it), other than personal property not material to such Owner Partnership which is sold or disposed of in the ordinary course of business consistent with past practices; (ii) permit any property or assets to become subject to any material Lien, other than Permitted Statutory Liens; (iii) amend or propose to amend the agreement of limited partnership, the certificate of limited partnership or similar organizational documents of such Owner Partnership, any tax returns or any Mortgage Revenue Bonds or Mortgage Revenue Documents; (iv) declare, set aside or pay any distribution, payable in cash, securities, property or otherwise, with respect to any of its partnership interests; (v) redeem, purchase or otherwise acquire or offer to redeem, purchase or otherwise acquire any partnership interests; or (vi) authorize or propose any of the foregoing, or enter into any contract, agreement, commitment, or arrangement to do any of the foregoing.

          6.2.3 Except as contemplated hereby, such Owner Partnership shall not, directly or indirectly, (i) issue, sell, pledge or dispose of, or authorize, propose or agree to the issuance, sale, pledge or disposition of, any partnership interests, or any options, warrants or rights of any kind to acquire any shares of, or any securities convertible into or exchangeable for any partnership interests, or any other securities in respect of, in lieu of, or in substitution for, partnership interests outstanding on the date hereof; (ii) acquire (by merger, consolidation, or acquisition of stock or assets) any other Person, or make any investment either by purchase of stock or securities, contributions to capital, property transfer, or purchase of any property or assets of any other Person (other than personal property with a fair market value of $10,000 or less purchased in the ordinary course of business and consistent with past practices); (iii) incur any indebtedness for money borrowed or issue any debt securities or assume or guarantee any of the foregoing, except short-term indebtedness incurred in the ordinary course of business and consistent with past practices; (iv) endorse, or otherwise as an accommodation become responsible for, the obligations of any other Person, or make any loans or advances (other than loans and advances not material to such Owner Partnership made in the ordinary course of business and consistent with past practices); (v) voluntarily incur any other liability or obligation (absolute, accrued, contingent or otherwise), except in the ordinary course of business and consistent with past practices; (vi) waive, release, grant or transfer any rights of material value or modify or change in any material respect any agreement with or arrangement relating to any existing material license, lease, contract or other document; (vii) authorize or effect any material change in its capitalization; or (viii) authorize or commit to any of the actions prohibited in this Section 6.2.3, or enter into or modify any contract, agreement, commitment or arrangement to do any of the actions prohibited in this Section
6.2.3. Notwithstanding the foregoing, the parties hereby agree that each Owner Partnership may make unbudgeted expenditures of up to $10,000 in the aggregate without the consent of the Merger Partnership.

          6.2.4 Such Owner Partnership shall not make any material tax election, change any material tax accounting method or settle or compromise any material federal, state, local or foreign income tax liability. Such Owner Partnership shall be permitted to file and contest any pending real estate tax assessment appeal in the ordinary course business and consistent with past practices, provided, that if such Owner Partnership is a Designated Owner
           --------
Partnership, it shall promptly notify the Merger Partnership of any proposed or pending increases to the valuation of its real property or the amount or rate of real estate taxes payable thereon.

          6.2.5 Such Owner Partnership shall not take any action or agree, in writing or otherwise, to take any of the actions prohibited by this Section 6.2 or any action which would make any representation or warranty in Section 5 hereof untrue or incorrect in any material respect.

          7.  Additional Agreements.
              ---------------------

          7.1  Proxy Statement; Other Filings.  As promptly as practicable after
               ------------------------------
the date hereof, the Partnership and the Merger Partnership shall jointly prepare and the Partnership shall file with the Commission under the Exchange Act, and shall use all commercially reasonable efforts to have cleared by the Commission, and promptly thereafter the Partnership shall mail to its limited partners and holders of BACs, a proxy statement and form of proxy with respect to the meeting of the partners of the Partnership referred to in Section 7.2 hereof, all the costs of which shall be advanced by the Merger Partnership. The term "Proxy Statement" shall mean such proxy statement at the time it initially is mailed to the limited partners of the Partnership and the holders of BACs and all amendments or supplements thereto, if any, similarly filed and mailed. As soon as practicable after the date of this Agreement, the Partnership and the Merger Partnership shall promptly prepare and file any other filings required under the Exchange Act, or any other federal or state securities laws relating to the Merger and the transactions contemplated herein ("Other Filings"). The Partnership shall notify the Merger Partnership promptly of the receipt of any comments of the Commission and of any request by the Commission for amendments or supplements to the Proxy Statement or by any other governmental official with respect to any Other Filing or for additional information and will supply the Merger Partnership with copies of all correspondence between the Partnership and its representatives, on the one hand, and the Commission or the members of its staff or any other appropriate government official on the other hand, with respect to the Proxy Statement and any Other Filings. The Partnership and the Merger Partnership each shall use all commercially reasonable efforts to obtain and furnish the information required to be included in the Proxy Statement and any Other Filing; and the Partnership, after consultation with the Merger Partnership, shall use all commercially reasonable efforts to respond promptly to any comments made by the Commission with respect to the Proxy Statement and any Other Filing and any preliminary version thereof and cause the Proxy Statement and related form of proxy to be mailed to the limited partners of the partnership and holders of BACs at the earliest practicable time. The Partnership shall notify the Merger Partnership of its intention to mail the Proxy Statement to the limited partners of the Partnership and the holders of BACs, both orally and in writing, at least 48 hours prior to the intended time of such mailing. The information provided and to be provided by the Merger Partnership and the Partnership, respectively, for use in the Proxy Statement and any Other Filings shall, on the date the Proxy Statement is first mailed to the limited partners of the Partnership and the holders of BACs or any Other Filing is filed with the appropriate governmental official and in each case on the date of the meeting of the limited partners of the Partnership and the holders of BACs referred to in Section 7.2 hereof, be true and correct in all material respects and shall not omit to state any material fact required to be stated therein or necessary in order to make such information not false or misleading, and the Partnership and the Merger Partnership each agree to correct any such information provided by it for use in the Proxy Statement or any Other Filing which shall have become false or misleading. The Proxy Statement and any Other Filing, when filed with the Commission, shall comply as to form in all material respects with all applicable requirements of law.

          7.2  Meeting of the Limited Partners.  The Partnership shall take all
               -------------------------------
action necessary, in accordance with the Partnership Act, the Partnership Certificate and the Partnership Agreement to duly call, give notice of, convene and hold a meeting of the limited partners of the Partnership as promptly as practicable to consider and vote upon and obtain BAC Holder Approval of the Transaction, including, without limitation, the Merger, this Agreement, the replacement of the Partnership GP with the CAPREIT General Partner pursuant to
Section 2.3, and certain amendments to the Partnership Agreement (including, without limitation, to expressly authorize the Merger, this Agreement and the transactions contemplated hereby and the issuance of a limited partner interest in the Partnership pursuant to Section 7.14 below) (the "Meeting"). The Proxy Statement shall contain the determinations and recommendations of the Partnership GP as to the Transaction as set forth in Section 4.16 hereof. The Partnership shall use all commercially reasonable efforts to solicit from holders of BACs proxies in favor of adoption and approval of the Transaction and to take all other action necessary or, in the reasonable judgment of the Merger Partnership, helpful to secure the BAC Holder Approval of the Transaction. At any such Meeting, CAPREIT shall vote, or cause to be voted, all of the partnership interests in the Partnership then owned by CAPREIT or any of its Affiliates in favor of the Transaction.

          7.3  Fees and Expenses.
               -----------------

               7.3.1 If this Agreement or the transactions contemplated hereby are terminated or abandoned, and

                    (i) such termination or abandonment results from the breach by the Partnership of the covenant set forth in Section 7.5, from a Fiduciary Out Termination or from a willful and material breach by the Partnership of any of its covenants or agreements set forth in this Agreement (specifically excluding any representations and warranties set forth in Section 4); or

                    (ii) after the date of this Agreement and prior to or contemporaneously with such termination or abandonment, (A) the Partnership or the Partnership GP enters into any letter of intent or agreement with any Person (including the Partnership or any of its Affiliates and excluding the Merger Partnership and its Affiliates) or group (as defined in Section 13(d)(3) of the

          Exchange Act) (collectively, the "Designated Persons") relating to a
          (x) tender offer or exchange offer for any class of outstanding BACs at a per BAC price in excess of the Merger Consideration for Series I or Series II, as applicable or (y) a Business Combination with or involving the Partnership or any of its Affiliates, or any transaction involving a transfer of beneficial ownership of BACs representing at least 10% of any class of outstanding BACs, (B) the Partnership or the Partnership GP shall file with the Commission a Schedule 14D-9 or similar document, or make any public announcement or communication,
          (x) recommending, endorsing or supporting a proposal, plan or intention by the Partnership or another Designated Person to effect any of the foregoing transactions or (y) failing to recommend, endorse and support the Transaction (unless the investment banking firm retained by the Partnership does not deliver a Fairness Opinion), or
          (C) any Designated Person shall have acquired beneficial ownership of at least 33 1/3% of any class of outstanding BACs (the foregoing events are herein collectively referred to as "Triggering Events"); or

                    (iii) Within 270 days from the date of termination or abandonment of this Agreement, a Triggering Event shall have resulted in the Partnership or holders of any class of outstanding BACs receiving consideration (determined on a per BAC basis) in excess of the Merger Consideration applicable to such class.

then the Partnership shall pay to the Merger Partnership, within seven business days of written request therefor, a fee in the amount of $2.25 million in cash. The parties intend that the payment of such fee and the payment of expenses as provided in Section 7.3.2 shall be the sole remedy for breach of this Agreement by the Partnership or any Owner Partnership and shall be made as liquidated damages in full satisfaction of the Partnership's or any Owner Partnership's liabilities or obligations hereunder.

          7.3.2 (a) If the Transaction is terminated or abandoned due to (w) a willful and material breach of the Merger Agreement by the Partnership or any Owner Partnership (other than a breach consisting solely of a breach of any representations or warranties set forth in Section 4 or 5), (x) the failure to fulfill the conditions specified in Section 8.3.1 or 8.3.3 (solely as it relates to Section 8.3.1) by the Partnership or any Owner Partnership, (y) a Fiduciary Out Termination or (z) the election by the Merger Partnership to terminate this Agreement pursuant to Section 9.1.9, the Partnership shall bear all of its own expenses and, in addition, shall promptly reimburse the Merger Partnership and its Affiliates for all reasonable out-of-pocket expenses (including, without limitation, all fees and expenses of counsel, outside accountants, investment banking firms, financing sources, third party experts and third party consultants to the Merger Partnership and its Affiliates) incurred by them or on their behalf in connection with the Transaction and the Proxy Statement, provided, that if and only if a payment is due under this Section 7.3.2(a) and
- --------
the closing under the Other Merger Agreement shall have occurred, then the amount payable under this Section 7.3.2(a) shall not exceed a maximum amount equal to the sum of (i) the amount of all such reasonable out-of-pocket expenses directly allocable to the transactions contemplated by this Agreement and (ii) 50% of the aggregate amount of any other such expenses incurred in connection both with the transactions contemplated by this Agreement and the transactions contemplated by the Other Merger Agreement and not directly allocable to the transactions contemplated by the Other Merger Agreement. Notwithstanding anything to the contrary herein, the aggregate amount payable by the Partnership to the Merger Partnership and its Affiliates pursuant to this
Section 7.3.2(a) shall not exceed $2.5 million.

          (b) Unless the Transaction is terminated or abandoned due to (w) a willful and material breach by the Partnership or any Owner Partnership of this Agreement, (x) the failure to fulfill the conditions specified in Section 8.3.1,
8.3.3 (solely as it relates to Section 8.3.1), or 8.3.11 by the Partnership or any Owner Partnership, (y) a Fiduciary Out Termination or (z) the election by the Merger Partnership to terminate this Agreement pursuant to Section 9.1.9 or 9.1.10, the fees and expenses listed below shall be paid as follows:

          The Merger Partnership shall pay or reimburse the costs of (i) preparing, filing, printing and distributing the Proxy Statement and reasonable legal fees and expenses of counsel to the Merger Partnership and counsel to the Partnership, including in its capacity as counsel for the Owner Partnerships, and accounting fees and expenses of the Partnership's and the Owner Partnerships' outside accountants (such fees and expenses of the Partnership's counsel and accountants to be directly related to the Proxy Statement and the Transaction only), (ii) any fees to lenders in connection with obtaining the Commitment Letter or consummating the Financing or the Bond Refinancing, (iii) any transfer taxes and/or other reasonable out-of-pocket costs payable in connection with the Transaction, except as provided below, and (iv) the costs of any due diligence performed by or on behalf of the Merger Partnership, including any costs incurred by the Partnership in connection with such due diligence, but only with the prior approval by the Merger Partnership of any such cost incurrence. The Partnership shall pay the costs of (A) obtaining the Fairness Opinion and related legal and accounting fees and expenses, (B) the legal and accounting fees and expenses of the Partnership incurred in connection with the negotiation of this Agreement and (C) reimbursement of staff time and other internal costs of the Partnership GP and its Affiliates.

          (c) The Partnership agrees that, without at least 14 days' prior notice to the Merger Partnership and the prior written consent of the Merger Partnership, the Partnership shall not pay or incur in excess of $75,000 for reimbursement of staff time or other internal costs of the Partnership GP and its Affiliates through December 31, 1995. If the Closing Date shall not occur on or prior to December 31, 1995, the Partnership shall prepare new projections of such expenses by calendar quarter, subject to the review by the Merger Partnership in its reasonable judgment, and shall not pay or incur expenses except as consistent with past practices in terms of the method of allocation.


          (d) Any request for reimbursement under Section 7.3.2(a) or (b) shall be made together with itemized invoices or other appropriate expense documentation. CAPREIT or its representative shall have the right to review and audit all third party payments made by the Partnership, including, without limitation, the fees and expenses of legal counsel and accountants, and the Partnership shall provide CAPREIT with any documentation that CAPREIT or its representative shall reasonably request in connection with such review and audit.

          (e) Except as provided in this Section 7.3.2 or otherwise in this Agreement, all costs and expenses incurred in connection with the Transaction shall be paid by the party incurring such expenses, whether or not the Transaction is consummated and, in any case, the Partnership GP shall pay its own legal fees and other expenses.

          7.4  Further Agreements.
               ------------------

          7.4.1 Subject to the terms and conditions herein provided, each of the parties hereto agrees to use all commercially reasonable efforts to take, or cause to be taken, all action and to do, or cause to be done, all things necessary, proper or advisable to consummate and make effective as promptly as practicable the transactions contemplated by this Agreement and to cooperate with each other in connection with the foregoing, including (i) using all commercially reasonable efforts to obtain all necessary waivers, consents and approvals from other parties to loan agreements, leases and other contracts and instruments; (ii) using all commercially reasonable efforts (a) to obtain all necessary consents, approvals and authorizations as are required to be obtained under any federal, state or foreign law or regulations, (b) to defend all lawsuits or other legal proceedings challenging this Agreement or the consummation of the transactions contemplated hereby (collectively, "Designated Actions"), (c) to lift or rescind any injunction or restraining order or other order adversely affecting the ability of the parties to consummate the transactions contemplated hereby, and (d) to effect all necessary registrations and filings, including, but not limited to, filings under the Hart-Scott-Rodino Act, if any, and submissions of information requested by governmental authorities. For purposes of the foregoing sentence, the obligations of the Partnership and the Merger Partnership to use "all commercially reasonable efforts" to obtain waivers, consents and approvals to loan agreements, leases and other contracts shall not include any obligation to agree to an adverse modification of the terms of such documents or to pay or incur additional obligations to such other parties.

          7.4.2 In connection with any Designated Action, the Partnership hereby agrees to: (i) promptly deliver to the Merger Partnership copies of all complaints, pleadings and other filings relating to any Designated Action; (ii) provide drafts of its reply, motions and other pleadings to the Merger Partnership for review and comment prior to filing or serving any such reply, motion or pleading and not to file any such reply, motion or pleading until the earlier of (x) receipt of consent from the Merger Partnership or (y) the day of the deadline for such motion, reply or pleading; and (iii) consult with the Merger Partnership in a timely manner prior to taking any other action.

          7.5  Shop Limitation.
               ---------------

          7.5.1 Subject to Section 7.5.2 below, each of the Partnership and the Partnership GP will not, directly or indirectly, through any general partner, officer, director, agent, or Affiliate of any of the foregoing, or otherwise (i) solicit, initiate or invite the submission of inquiries, proposals or offers from any Person relating to any Business Combination, or (ii) enter into or participate in any discussions or negotiations regarding any of the foregoing, or furnish to any Person any information with respect to the business, properties or assets of the Partnership or any of the foregoing, or (iii) otherwise cooperate in any way with, or assist or participate in, facilitate or encourage, any effort or attempt by any Person to do or seek any of the foregoing. The Partnership shall immediately notify the Merger Partnership if any such proposal or offer, or any inquiry or contact with any Person with respect thereto, is made.

          7.5.2 If the Partnership GP is required because of its fiduciary obligations to the holders of BACs to respond to an unsolicited inquiry, contact or proposal related to a Business Combination made by a third party to the Partnership (an "Alternative Proposal"), nothing in this Agreement shall prohibit the Partnership GP or the Partnership from responding to such Alternative Proposal, making any required disclosures under federal securities laws, providing information regarding the Partnership to the party making such Alternative Proposal, negotiating with such party in good faith, terminating this Agreement or taking any other action otherwise prohibited by Section 7.5.1 above because it is required to by fiduciary obligations to accept an Alternative Proposal (a "Fiduciary Out Termination"); provided, however, that
                                                      --------  -------
the Partnership agrees to give the Merger Partnership reasonable notice of any such response, negotiations or other matters, as well as a reasonable opportunity to respond, taking into account in good faith the facts and circumstances prevailing at the time of such response, negotiation or other matters.

          7.6  Additional Financial Statements.  (a)  As soon as reasonably
               -------------------------------
practicable after they become publicly available, the Partnership shall furnish the Merger Partnership with (i) a consolidated balance sheet of the Partnership and related consolidated statements of operations and cash flows for all quarterly periods subsequent to the Balance Sheet Date and prior to the Effective Time, accompanied by statements by the Partnership GP that, in the opinion of the Partnership GP, such financial statements of the Partnership have been prepared pursuant to the rules and regulations of the Commission and fairly present (subject, in the case of unaudited financial statements, to changes resulting from year-end audit adjustments and other adjustments of a normal and recurring nature) the consolidated financial condition and results of operations of the Partnership, as of the dates and for the periods covered by such statements and (ii) any other financial statements that the Partnership shall prepare for any interim period subsequent to the Balance Sheet Date and prior to the Effective Time.

          (b) As soon as reasonably practicable after they are prepared, each Owner Partnership shall furnish the Merger Partnership with (i) a balance sheet of such Owner Partnership and related statements of operations, changes in partners' deficit and cash flows for all annual periods subsequent to the date hereof and prior to the Effective Time, accompanied by statements by its general partner that, in the opinion of such general partner, such financial statements have been prepared in conformity with the income tax basis of accounting applied on a consistent basis and fairly present (subject, in the case of unaudited financial statements, to changes resulting from year-end audit adjustments) the financial condition, results of operations and cash flows of such Owner Partnership, as of the dates and for the periods covered by such statements and
(ii) any other financial statements that such Owner Partnership shall prepare for any interim period subsequent to the date hereof and prior to the Effective Time.

          7.7  Access to Information; Confidentiality.
               --------------------------------------

          7.7.1 Each of the Partnership and the Owner Partnerships shall, and shall cause its employees, consultants, accountants, counsel and agents to, afford to the Merger Partnership and its representatives and to the banks, lenders, financial institutions and others providing financing for the Transaction and others, complete access at all reasonable times to, from the date of this Agreement until the Effective Time, its offices, facilities, personnel, properties, books, records and contracts, and shall furnish the Merger Partnership and its representatives and such banks, lenders, financial institutions and others all financial, operating and other data and information as the Merger Partnership and its representatives and such banks, lenders, financial institutions and others, through their respective officers, employees or agents, may reasonably request.

          7.7.2 The confidentiality agreement, dated February 10, 1995, between CAPREIT and the Partnership shall remain in full force and effect in accordance with its terms and shall apply to any information provided pursuant to this
Section 7.7 or otherwise under this Agreement. The Merger Partnership hereby adopts and agrees on behalf of itself and its Affiliates to be bound by all of the terms and conditions of such confidentiality agreement, as if restated in full herein.

          7.7.3 No investigation pursuant to this Section 7.7 shall affect any representations or warranties of the parties herein or the conditions to the obligations of the parties hereto.

          7.8  Public Announcements.  No press release or announcement
               --------------------
concerning this Agreement or the Transaction shall be issued without advance approval of the form and substance thereof by the Partnership and the Merger Partnership. Notwithstanding the foregoing, each of the Partnership and the Merger Partnership will use all commercially reasonable efforts to consult with each other before issuing any press release or otherwise making any public statements with respect hereto, provided, such obligation to use all
                                --------
commercially reasonable efforts shall be deemed satisfied if a draft of a press release or announcement is delivered for comment at least 24 hours prior to public release.

          7.9  Agreement to Defend and Indemnify.  For a period of 3 years and 6
               ---------------------------------
months from and after the Effective Time, the Surviving Partnership will continue in full force and effect for the benefit of the Partnership GP, the Assignor Limited Partner and their Affiliates the provisions of the Partnership Agreement, as currently in effect, related to indemnification of the Partnership GP, the Assignor Limited Partner and their Affiliates as if the Partnership GP and the Assignor Limited Partner continued to serve the Partnership as general partner and assignor limited partner, respectively, after the Effective Time. CAPREIT hereby guarantees the obligations of the Surviving Partnership under this Section 7.9 as if it were the indemnifying party thereunder, except that its obligations shall not be limited to the assets of the Surviving Partnership. For purposes of this Section 7.9 only, the term Affiliates shall have the meaning ascribed to such term in the Partnership Agreement.

          7.10  Notification of Certain Matters.  Each of the Partnership and
                -------------------------------
the Owner Partnerships shall give prompt notice to the Merger Partnership, and the Merger Partnership and its Affiliates shall give prompt notice to the Partnership and the pertinent Owner Partnership, as the case may be, of (i) the occurrence, or failure to occur, of any event which occurrence or failure would be likely to cause any representation or warranty contained in this Agreement and made by it to be untrue or inaccurate in any material respect at any time from the date hereof to the Effective Time, and (ii) any material failure of the Partnership, any Owner Partnership or the Merger Partnership, as the case may be, or of any general partner, officer, director, employee or agent of any thereof, to comply with or satisfy any covenant, condition or agreement to be complied with or satisfied by it hereunder, provided, however, that no such
                                            --------  -------
notifications shall affect the representations or warranties of the parties or the conditions to the obligations of the parties hereunder.

          7.11  Cooperation.  Each of the Partnership and the Partnership GP
                -----------
shall use all commercially reasonable efforts to assist, and cooperate with, the Merger Partnership, CAPREIT and their respective Affiliates in consummating the Financing, the Bond Refinancing and related transactions. In this regard, the Partnership and the Partnership GP consent to, and shall use all commercially reasonable efforts to assist, and cooperate with, the Merger Partnership, CAPREIT and their respective Affiliates with respect to, contacts by representatives of the Merger Partnership, CAPREIT and their Affiliates with issuers of the Mortgage Revenue Bonds and their representatives; provided, that
                                                                 --------
no Bond Refinancing shall close prior to the Effective Time. The Partnership and the Partnership GP shall be reimbursed for all reasonable out-of-pocket costs incurred by them in connection with such assistance and cooperation.

          7.12  Acquisition.  (a)  On the Closing Date, C.R.I., Inc. ("CRI")
                -----------
shall sell, assign and transfer to a designee of CAPREIT its rights under the agreement pursuant to which the mortgage servicing and administrative fees are payable to CRI by the owners of the Mortgaged Properties, including the right to all fees thereunder for a price of $511,680, in the case of Series I, and, $770,835, in the case of Series II, in cash, payable to CRI for servicing and administrative fees accrued through June 30, 1995.

          (b) On the Closing Date and subject to the approval of its board of directors and further subject to any necessary modification of the Memorandum of Understanding (as defined in Section 8.1.4), CRIIMI Mae Services Limited Partnership ("CRIIMI") shall sell, assign and transfer to a designee of CAPREIT its rights under the agreement pursuant to which mortgage servicing and administrative fees are payable to CRIIMI by the owners of the Mortgaged Properties, including the right to all fees thereunder, whether accrued as of the date hereof or that shall accrue or become payable from and after the date hereof, for a price of $265,968, in the case of Series I, and $391,296, in the case of Series II, in cash, payable to CRIIMI for servicing and administrative fees accrued from July 1, 1995 through the Closing Date (the "Accrued Fee Amount"), provided, that if the Closing shall occur after June 30, 1996, then
          --------
the Accrued Fee Amount shall be increased at the rate of $22,164 per month for Series I, and $32,608 per month for Series II, it being understood that any partial month shall be pro rated according to the actual number of days elapsed.

          7.13  Treatment of Owner Partnerships.  At the sole discretion of
                -------------------------------
CAPREIT, each of the Owner Partnerships shall be treated as provided in one or more of the following subsections:

          (a) On the Closing Date, each of the partners of the Owner Partnerships shall sell, assign and transfer to CAPREIT or a designee thereof, for no additional consideration, all of the partnership interests in such Owner Partnership, all on terms and conditions to be determined by CAPREIT and the Owner Partnership;

          (b) On the Closing Date, each of the partners of each of the Owner Partnerships shall admit CAPREIT or its designee as the managing general partner of each of the Owner Partnerships, the partnership interests of each of the other partners of each of the Owner Partnerships shall be converted into limited partner interests in the applicable Owner Partnership, which limited partner interests shall not be transferable, and CAPREIT shall have the option to purchase such limited partner interests at any time during the five (5) year period following the Closing Date for fair market value, which fair market value shall be deemed for the purposes hereof to be the proportionate interest of such limited partner in the value of the property as encumbered; as managing general partner, CAPREIT or its designee shall have exclusive power and authority to consummate any Bond Refinancings without the consent of any of the other partners; or

          (c) On the Closing Date, each of the Owner Partnerships shall sell, assign and transfer to CAPREIT or its designee, for no additional consideration and at no additional cost to the Owner Partnerships, all of the real property and other assets of such Owner Partnerships, all on terms and conditions to be determined by CAPREIT and the Owner Partnerships.

          7.14  Partnership Interests.  On the Closing Date and concurrently
                ---------------------
with or immediately prior to the Merger, at the request of CAPREIT, the Partnership shall issue to a designee of CAPREIT a limited partner interest in the Partnership in exchange for a capital contribution of certain real properties and/or other assets, all on terms and conditions to be determined by CAPREIT and the Partnership; provided that such issuance of a limited
                             --------
partnership interest shall not be effective unless the Merger is consummated.

          7.15  Tax Returns.  (a)  Neither the Merger Partnership nor CAPREIT
                -----------
shall cause the Surviving Partnership to, and the Surviving Partnership shall not, (x) amend any portion of any tax returns for years ending prior to the Effective Time to the extent that such portion relates to the accrual of interest on the Mortgage Revenue Bonds or (y) without the prior consent of the Partnership GP or its designee, which consent shall not be unreasonably withheld, otherwise amend, in any material respect, tax returns for years ending prior to the Effective Time.

          (b) The Surviving Partnership, CAPREIT and the Partnership GP shall use all commercially reasonable efforts to cooperate with and assist each other so that, after the Closing Date, all tax returns of the Partnership for the period ending on the Closing Date shall be timely filed and that Schedules K-1 shall be timely delivered to those Persons who were holders of BACs prior to the Closing Date. The cost of such filing and delivery shall be borne by the Surviving Partnership.

          7.16  Notice of Failure to Satisfy Closing Conditions.
                -----------------------------------------------

          (a) In the event that the Merger Partnership determines, on or after the date that the Partnership shall deliver a final Disclosure Schedule pursuant to Section 2.7 above and on or prior to the Closing Date, that any condition to the Merger Partnership's or the Partnership's obligation to close pursuant to
Section 8 will not be satisfied on or prior to the Closing Date, the Merger Partnership shall give prompt notice to the Partnership and, in the case of Sections 8.1 and 8.3, shall provide the Partnership a period of ten business days for the Partnership to satisfy all such conditions.

          (b) In the event that the Partnership determines on or prior to the Closing Date that any condition to the Partnership's or the Merger Partnership's obligation to close pursuant to Section 8 will not be satisfied on or prior to the Closing Date, the Partnership shall give prompt notice to the Merger Partnership and, in the case of Sections 8.1 and 8.2, shall provide the Merger Partnership a period of ten business days for the Merger Partnership to satisfy all such conditions.

          8.  Conditions.
              ----------

          8.1  Conditions to Obligation of Each Party to Effect the Transaction.
               ----------------------------------------------------------------
The respective obligations of each party to effect the Transaction shall be subject to the fulfillment at or prior to the Effective Time of each of the following conditions:

          8.1.1 All approvals, notices, filings, registrations and authorizations of any governmental authority required for consummation of the Transaction, including, without limitation, under the Hart-Scott-Rodino Act, shall have been obtained or made.

          8.1.2 BAC Holder Approval for the Transaction shall have been obtained in accordance with the Partnership Act and the Partnership Agreement.

          8.1.3 No preliminary or permanent injunction or other order, decree or ruling issued by a court of competent jurisdiction or by a governmental, regulatory or administrative agency or commission, nor any statute, rule, regulation or executive order promulgated or enacted by a governmental authority shall be in effect which would prevent the consummation of the Transaction.

          8.1.4 A court of competent jurisdiction shall have approved of the settlement of the cases captioned Zakin v. Dockser, et. al. and Wingard v.
                                  -------------------------     ----------
Dockser, et. al. (the "Suits") filed in connection with the transactions
- ----------------
contemplated hereunder, substantially as such settlement is set forth in the Memorandum of Understanding, dated as of January 31, 1996, among the counsel to the plaintiffs and the defendants named in the Suits, or as otherwise agreed to by the parties, and such approval shall be final and non-appealable.

          8.2  Additional Conditions to the Obligation of the Partnership.  The
               ----------------------------------------------------------
obligation of the Partnership to effect the Transaction is also subject to the fulfillment at or prior to the Effective Time of each of the following conditions:

          8.2.1 The Merger Partnership shall in all material respects have performed each obligation to be performed by it hereunder on or prior to the Effective Time.

          8.2.2 The representations and warranties of the Merger Partnership set forth in this Agreement shall be true and correct in all material respects at and as of the Effective Time as if made at and as of such time, except to the extent that any such representation or warranty is made as of a specified date, in which case such representation or warranty shall have been true and correct as of such date.

          8.2.3 The Partnership shall have received a certificate of the Merger Partnership, dated the Closing Date, signed by the Merger Partnership GP, to the effect that the conditions specified in Sections 8.2.1 and 8.2.2 have been fulfilled.

          8.2.4 A favorable opinion (the "Fairness Opinion") of an investment banking firm reasonably acceptable to the Partnership as to the fairness of the Merger Consideration to the holders of the BACs, from a financial point of view, shall have been delivered to the Partnership.

          8.3  Additional Conditions to the Obligations of the Merger
               ------------------------------------------------------
Partnership.  The obligation of the Merger Partnership to effect the Transaction
- -----------
is also subject to the fulfillment at or prior to the Effective Time, or such earlier date as specified therein, of each of the following conditions:

          8.3.1 Each of the Partnership and the Owner Partnerships shall in all material respects have performed each obligation to be performed by it hereunder on or prior to the Effective Time.

          8.3.2 The Partnership shall have cash available and not restricted equal to at least to $2,787,500 and replacement reserves held for the Owner Partnerships equal to at least $1,777,831 as set forth in Exhibit F hereto, which Exhibit reflects projected balances as of December 31, 1995. If the Closing Date does not occur on or before December 31, 1995, the Partnership shall prepare new projections of cash available and not restricted and replacement reserves by calendar quarter, subject to the approval of the Merger Partnership in its reasonable business judgment; provided, however, that any new
                                                 --------  -------
projections will provide for cash available and not restricted at least equal to the amount set forth in this Section 8.3.2. Also, notwithstanding anything to the contrary herein, the cash available and not restricted reflected herein may be reduced by (x) up to $812,500 to the extent used to settle or compromise Designated Actions and (y) amounts used for replacement reserve purposes for which the owner or manager of the Mortgaged Property has not yet made its related draw request to the loan servicer for reimbursement from the replacement reserve (provided that the Partnership can provide reasonable documentation from such owner or manager to explain any such reduction in cash available and not restricted), without resulting in a failure of this condition to Closing. For informational purposes only, Exhibit F also includes projections of tax and insurance escrows held by the Partnership's loan servicer for each of the Mortgaged Properties. These escrows are not owned by the Partnership. The balance in the tax and insurance escrows may fluctuate due to the timing of tax and insurance payments, but will always contain an amount at least equal to the amount of such tax and insurance payments then due and owing. The Partnership has little control over the use of replacement reserves by owners of the Mortgaged Properties that are not Owner Partnerships.

          8.3.3 The Merger Partnership shall have received certificates of each of the Partnership and the Owner Partnerships, dated the Closing Date, signed by the Partnership GP or the general partner of the Owner Partnerships, as applicable, to the effect that the conditions specified in Sections 8.3.1 and
8.3.2 have been fulfilled.

          8.3.4 The Merger Partnership shall have received evidence, in form and substance reasonably satisfactory to its counsel, that such licenses, permits, consents, approvals, waivers, authorizations, qualifications and orders of domestic governmental authorities and parties to contracts and leases with the Partnership or any Owner Partnership as are necessary in connection with the consummation of the transactions contemplated hereby (excluding (a) licenses, permits, consents, approvals, authorizations, qualifications or orders, the failure to obtain which after the consummation of the transactions contemplated hereby, in the aggregate, will not have a material adverse effect on the Condition of the Partnership or any Owner Partnership and (b) consents of issuers with respect to modification of the Mortgage Revenue Bonds), have been obtained, provided, that unless the Merger Partnership gives notice to the
          --------
Partnership prior to the Mailing Date that the Merger Partnership has no obligation to effect the Transaction because of the failure of the condition set forth in this Section 8.3.4, such condition shall be deemed waived.

          8.3.5 No action, suit or proceeding before any court or governmental authority shall have been commenced and be pending by any Person against the Partnership or the Merger Partnership or any of their Affiliates, partners, officers or directors seeking to restrain, prevent, change or delay in any material respect any of the terms or provisions of the Transaction or seeking material damages in connection therewith.

          8.3.6 The Merger Partnership, CAPREIT and its lenders shall have received the favorable legal opinion of Arent Fox Kintner Plotkin & Kahn, counsel to the Partnership, and Richards, Layton & Finger, special Delaware counsel to the Partnership, taken together, substantially to the effect set forth in Exhibit G.

          8.3.7 The Financing shall have been consummated in accordance with the terms of the Commitment Letter.

          8.3.8 Neither the Partnership nor any Owner Partnership shall have undergone a material adverse change in its Condition or its ability to perform its obligations under this Agreement. For purposes of this Section 8.3.8, the discovery after the Mailing Date of a fact which fact is materially adverse to the Condition of the Partnership or any Owner Partnership and which could not have been reasonably discovered by the Merger Partnership or its Affiliates on or prior to the Mailing Date shall be deemed to be a material adverse change to the Condition of the Partnership or such Owner Partnership or such Mortgaged Property.

          8.3.9 In connection with the removal and replacement of the Partnership GP, the Partnership GP shall have transferred its 1.01% general partnership interest in the Partnership to CAPREIT or a designee thereof.

          8.3.10 The closing of the merger under the Other Merger Agreement shall be occurring concurrently with the Merger.

          8.3.11 The Merger Partnership shall have determined that the legal, accounting and business due diligence investigation of the Partnership and the Owner Partnerships to be conducted by or on behalf of the Merger Partnership, including, without limitation, any information obtained from the Disclosure Schedule, has not revealed that proceeding with the Transaction would be inadvisable or contrary to the Merger Partnership's best interests, provided,
                                                                    --------
that, unless the Merger Partnership gives notice to the Partnership prior to the Mailing Date that the Merger Partnership has no obligation to effect the Transaction because of the failure of the condition set forth in this Section 8.3.11, such condition shall be deemed to be waived.

          8.3.12 All of the partnership or other interests in each of the Owner Partnerships shall be concurrently transferred to CAPREIT or a designee thereof pursuant to Section 7.13 above, except as otherwise provided in Section 7.13.


          8.3.13 The amount of Available Cash shall not be less than, (i) from the date hereof through September 30, 1996, $2,396,280, in the case of Series I, and $3,556,800, in the case of Series II, (ii) from October 1, 1996 through October 31, 1996, $2,375,260, in the case of Series I, and $3,525,600, in the case of Series II, and (iii) thereafter through November 30, 1996, $2,354,240, in the case of Series I, and $3,494,400, in the case of Series II.

          9.  Termination, Amendment and Waiver.
              ---------------------------------

          9.1  Termination.  This Agreement may be terminated and the
               -----------
Transaction contemplated hereby may be abandoned, by written notice promptly given to the other parties hereto, at any time prior to the Effective Time, whether prior to or after BAC Holder Approval of the Transaction:

               9.1.1 By mutual written consent of the Merger Partnership and the Partnership;

               9.1.2 By either the Merger Partnership or the Partnership, if a court of competent jurisdiction or governmental, regulatory or administrative agency or commission shall have issued an order, decree or ruling or taken any other action, in each case permanently restraining, enjoining or otherwise prohibiting the transactions contemplated by this Agreement and such order, decree, ruling or other action shall have become final and nonappealable;

               9.1.3 By either the Merger Partnership or the Partnership, if the Effective Time shall not have occurred on or before the Termination Date, unless the absence of such occurrence shall be due to the failure of the party seeking to terminate this Agreement to perform in all material respects each of its obligations under this Agreement required to be performed by it prior to the Effective Time;

          9.1.4 By either the Merger Partnership or the Partnership, if at the Meeting (including any adjournment thereof) BAC Holder Approval of the Transaction shall not be obtained;

          9.1.5 By the Merger Partnership, if the Partnership or the Partnership GP shall have (i) withdrawn, modified or amended in any respect its approval or recommendation of the Transaction as set forth in Section 4.16 hereof, (ii) failed to include in the Proxy Statement such recommendation (including the recommendation that the holders of each class of outstanding BACs vote in favor of the Transaction), or (iii) taken any public position inconsistent with such recommendation;

          9.1.6 By the Merger Partnership, if the Partnership or any Owner Partnership fails to perform in all material respects its obligations under this Agreement;

          9.1.7 By the Merger Partnership, if there shall have occurred a material adverse change in the Condition of the Partnership or any Owner Partnership since the date of this Agreement; or

          9.1.8 By the Partnership, if the Merger Partnership fails to perform in all material respects its obligations under this Agreement.

          9.1.9 By the Merger Partnership, if the Partnership shall have settled or compromised any Designated Action without the prior written consent of the Merger Partnership, unless such settlement or compromise (i) requires the payment of money by the Partnership in an amount which, when aggregated with the amount of money paid or payable in connection with all other Designated Actions, does not exceed $812,500 and (ii) does not include any other material term or condition to which the Merger Partnership shall reasonably object.

          9.1.10 By the Merger Partnership, if, prior to the Effective Time, the representations and warranties of each of the Partnership and the Owner Partnerships set forth in this Agreement shall not be true and correct in all material respects at any time as if made as of such time, except to the extent that any such representation or warranty is made as of a specific date, in which case such representation or warranty shall have been true and correct as of such date, provided, that for purposes of this Section 9.1.10, (x) the
      --------
representations and warranties set forth in Sections 4.14 and 5.14 shall be deemed to have been made irrespective of the qualification contained therein as to the Knowledge of the Partnership or the Designated Owner Partnership, and (y) the representations and warranties set forth in Sections 5.5, 5.6, 5.9, 5.10, 5.11, 5.12 and 5.13 shall not be deemed to have been breached solely as the result of any act or omission occurring after November 1, 1995.

          9.1.11 By the Partnership, in accordance with Section 8.2.5, if there shall have been a failure of the condition set forth therein.

          9.2  Effect of Termination.  In the event of the termination of this
               ---------------------
Agreement and abandonment of the Transaction as provided in Section 9.1 hereof, this Agreement shall forthwith become void and there shall be no liability on the part of the Merger Partnership or the Partnership, except as set forth in Section 7.3 hereof and Section 7.7.2 hereof and except to the extent that such termination results from the willful breach of a party hereto of any of its covenants or agreements set forth in this Agreement.

          9.3  Amendment.  This Agreement may not be amended except by an
               ---------
instrument in writing signed on behalf of each of the parties hereto; provided,
                                                                      --------
however, that after the BAC Holder Approval of the Transaction has been
- -------
obtained, no amendment may be made which changes the amount of cash to be paid for the BACs, or effects any change which would adversely affect the holders of BACs without the further BAC Holder Approval.

          9.4  Waiver.  At any time prior to the Effective Time, whether before
               ------
or after the Meeting, any party hereto, by a writing executed by its general partner, may (i) extend the time for the performance of any of the obligations or other acts of any other party hereto or (ii) subject to the proviso contained in Section 9.3 hereof, waive compliance with any of the agreements of any other party or with any conditions to its own obligations, except that the Partnership may not waive the condition set forth in Section 8.1.4.

          10.  General Provisions.
               ------------------

          10.1  Notices.  All notices and other communications hereunder shall
                -------
be in writing and shall be deemed to have been duly given if delivered personally or sent by telegram, telecopier or three business days after it is sent by registered or certified mail, return receipt requested, postage prepaid, to the parties at the following addresses or at such other addresses as shall be specified by the parties by like notice:

               (a) if to the Merger Partnership or CAPREIT:


                   Watermark Partners, L.P.
                   c/o Capital Apartment Properties, Inc.
                   11200 Rockville Pike
                   Rockville, Maryland 20852
                   Attention:  Richard Kadish, President
                   Facsimile:  (301) 231-0391

                   with copies to:

                   Apollo Real Estate Advisors, L.P.
                   1301 Avenue of the Americas
                   38th Floor
                   New York, New York, 10019
                   Attention:  Ronald Kravit
                   Facsimile:  (212) 261-4060

                   and
                   Schulte Roth & Zabel
                   900 Third Avenue

                    New York, New York  10022
                    Attention:  Burton Lehman, Esq.
                    Facsimile:  (212) 593-5955

               (b)  if to the Partnership, the Partnership GP or any Owner
                    Partnership:


                    c/o C.R.I., Inc.
                    11200 Rockville Pike
                    Rockville, Maryland 20852
                    Attention: William B. Dockser, Chairman, and H. William Willoughby, President
                    Facsimile: (301) 231-0396

                    with a copy to:

                    Melissa Lackey, General Counsel
                    Facsimile: (301) 468-3150

                         and

                    Arent Fox Kintner Plotkin & Kahn
                    1050 Connecticut Avenue, N.W.
                    Washington, D.C. 20036-5339
                    Attention:  Robert B. Hirsch, Esq.
                    Facsimile: (202) 857-6395

          10.2  Certain Definitions.  As used in this Agreement, the following
                -------------------
terms shall have the meanings indicated below:

          "Affiliate" means, with respect to any Person, any other Person
           ---------
controlling, controlled by or under common control with, or the parents, spouse, lineal descendants or beneficiaries of, such Person, provided, that, in any case, (i) the following Persons shall be deemed to be Affiliates of the
Partnership: CRITEF Associates Limited Partnership, C.R.I., Inc. and CRITEF, Inc. and (ii) the following Persons shall be deemed Affiliates of the Merger
Partnership: CAPREIT and CAPREIT Residential Corporation.

          "Assignor Limited Partner" means CRITEF, Inc., a  Delaware corporation
           ------------------------
and the sole limited partner of the Partnership.

          "BAC Holder Approval" means the approval of the limited partners of
           -------------------
the Partnership, with the Assignor Limited Partner, pursuant to the Partnership Agreement, voting as instructed by the holders of the BACs.

          "Bond Refinancing" means the transaction pursuant to which the
           ----------------
Mortgage Revenue Bonds will be sold, amended, refinanced, or reissued, the closing of which shall not occur until after the Effective Time.

          "Business Combination" means any acquisition or purchase of assets of,
           --------------------
or any equity interest in, the Partnership or any tender offer (including a self tender offer), exchange offer, merger, consolidation, business combination, sale of substantial assets or of a substantial amount of assets, sale of securities, recapitalization, reorganization, refinancing, refunding, liquidation, dissolution or similar transactions involving the Partnership or other transactions involving any vote or consent of the holders of any class of BACs.

          "Closing Date" means the date upon which the Merger occurs.
           ------------

          "Code" means the Internal Revenue Code of 1986, as amended from time
           ----
to time, and, unless the context otherwise requires, the rules and regulations promulgated thereunder, from time to time.

          "Commission" means the Securities and Exchange Commission or any
           ----------
successor agency.

          "Commitment Letter" means one or more commitment letters or loan,
           -----------------
securities purchase, financing or similar agreements providing a financial commitment or obligation to provide debt financing for the Transaction.

          "Condition" means, with respect to any Person, the business, assets,
           ---------
properties, results of operations, financial or other condition or prospects of such Person and its Subsidiaries, taken as a whole.

          "Designated Owner Partnership" means CRICO of Fountain Place Limited
           ----------------------------
Partnership.

          "Disclosure Schedule" means the Disclosure Schedule setting forth
           -------------------
certain information concerning the Partnership and its assets required to be delivered by the Partnership to the Merger Partnership pursuant to Section 2.7 above.

          "Environmental Laws" includes the Comprehensive Environmental
           ------------------
Response, Compensation and Liability Act ("CERCLA"), 42 U.S.C. 9601 et seq, as amended; the Resource Conservation and Recovery Act ("RCRA), 42 U.S.C. 6901 et seq, as amended; the Clean Air Act ("CAA"), 42 U.S.C. 7401 et seq, as amended; the Clean Water Act ("CWA"), 33 U.S.C. 1251 et seq., as amended; the Occupational Safety and Health Act ("OSHA"), 29 U.S.C. 655 et seq., and any other federal, state, local or municipal laws, statutes, regulations, rules or ordinances imposing liability or establishing standards of conduct for protection of the environment.

          "Environmental Reports" means all environmental site assessments,
           ---------------------
remedial investigations/feasibility studies, reports, studies, tests or other documents relating to environmental compliance or the presence of Hazardous Materials at any of properties presently or formerly owned or operated by the Partnership or any predecessor in interest or any Mortgaged Property, at any facility which may have received Hazardous Materials generated by any property currently or formerly owned or operated by the Partnership or at any Mortgaged Property.

          "Exchange Act" means the Securities Exchange Act of 1934, as amended.
           ------------

          "Financing" means the debt financing of the Merger and the other
           ---------
transactions contemplated hereby.

          "Hart-Scott-Rodino Act" means the Hart-Scott-Rodino Antitrust
           ---------------------
Improvements Act of 1976, as amended, and the rules and regulations thereunder.

          "Individual Affiliate" means any Person who is now, or at any time
           --------------------
since January 1, 1990 has been, (a) a Partner of the Partnership, (b) a director or officer of the corporate general partner of the Partnership GP, (c) a director, officer or shareholder of the Assignor Limited Partner or (d) any "associate" (as defined in the rules pursuant to the Exchange Act) of any of the above.

          "Knowledge" means (i) with respect to the Partnership, the knowledge
           ---------
of (a) the Partnership GP, (b) the general partners of the Partnership GP and
(c) with respect to the entities referred to in the preceding clause (b) any of such entities current officers and directors; (ii) with respect to each Owner Partnership or the Designated Owner Partnership, the knowledge of (a) any general partner of such Owner Partnership or the Designated Owner Partnership and (b) any of such general partner's current officers or directors; and (iii) with respect to the Merger Partnership, the knowledge of CAPREIT and its Affiliates and their current officers and directors.

          "Lien" means any lien, pledge, mortgage, security interest, claim,
           ----
lease, charge, option, right of first refusal, easement, servitude, encumbrance, participation interest, assignment, or other restriction or limitation.

          "Mailing Date" means the first day on which the Proxy Statement is
           ------------
mailed to the holders of BACs pursuant to Section 7.1 above.

          "Mortgaged Property" means the land and the buildings thereon and
           ------------------
other assets securing the payment of the Mortgage Revenue Bonds.

          "Mortgage Revenue Bonds" means the mortgage revenue bonds owned by the
           ----------------------
Partnership, as described on the Disclosure Schedule.

          "Mortgage Revenue Documents" means all notes, loan agreements,
           --------------------------
indentures, land use restriction agreements, security agreements, mortgages and other agreements, instruments or documents, including all amendments and releases, evidencing, relating to or executed in connection with the Mortgage Revenue Bonds or any security interest in the Mortgaged Properties.

          "Order" means any judgment, ruling, order, writ, injunction, decree,
           -----
determination or requirement of any arbitrator or court or of any governmental or regulatory body, authority or agency, whether federal, state or local, domestic or foreign.

          "Other Merger Agreement" means the Agreement and Plan of Merger, dated
           ----------------------
as of the date hereof, among Watermark III Partners, L.P., Capital Realty Investors Tax Exempt Fund III Limited Partnership and CRITEF III Associates Limited Partnership.

          "Owner Partnerships" means the Designated Owner Partnership, Ethans,
           ------------------
CRICO of Royal Oaks Limited Partnership, CRICO of Trailway Pond I Limited Partnership, CRICO of Valley Creek I Limited Partnership, CRICO of White Bear Woods I Limited Partnership, CRICO of James Street Crossing Limited Partnership, and CRICO of Trailway Pond II Limited Partnership.

          "Permitted Statutory Liens" means statutory Liens of landlords,
           -------------------------
carriers, warehousemen, mechanics and materialmen and other similar Liens imposed by law and incurred in the ordinary course of business for sums not yet delinquent.

          "Person" means any individual, corporation, partnership, limited
           ------
liability company, firm, joint venture, association, joint-stock company, trust, unincorporated organization, governmental body or other entity.

          "Requirements of Law" means (i) the certificate of limited partnership
           -------------------
of each of the Partnership and the Owner Partnerships, the agreements of limited partnership or other organizational or governing documents of each of the Partnership and the Owner Partnerships, (ii) any statute, law, treaty, rule, regulation or ordinance applicable to the Partnership or the Owner Partnerships, their respective assets or any Mortgaged Property (including, without limitation, Environmental Laws and occupational health and safety and food and drug regulations) or (iii) any judgment, decree, injunction, order or determination of any arbitrator or of any court or other governmental or regulatory authority or agency, whether federal, state or local, domestic or foreign, applicable to the Partnership or the Owner Partnerships, their respective assets or any Mortgaged Property.

          "Securities Act" means the Securities Act of 1933, as amended.
           --------------

          "Subsidiary" means, with respect to any Person, any corporation at
           ----------
least a majority of whose outstanding voting securities, or any other Person at least a majority of whose total equity interest, is owned by such Person.


          "Termination Date" means November 30, 1996.
           ----------------        --------

          "Transaction" means (i) the sale of the Partnership GP's general
           -----------
partnership interest pursuant to Section 2.1, (ii) the issuance of a limited partnership interest in the Partnership pursuant to Section 7.14, (iii) the Merger, (iv) the transfer of the interests in the Owner Partnerships pursuant to
Section 7.13 and (v) certain amendments to the Partnership Agreement necessary to consummate the Merger (including, without limitation, providing for the redemption of partnership interests). The term "Transaction" does not include the Bond Refinancing.

          The following terms are defined in the corresponding Sections listed below:


Term                                      Section
- ----                                      -------

Accrued Fee Amount....................     7.12
Alternative Proposal..................     7.5.2
Available cash........................     2.2.1(f)
BAC...................................     2.2.1
Balance Sheet.........................     4.7
Balance Sheet Date....................     4.7
CAPREIT...............................     Recitals
CAPREIT General Partner...............     2.3.1
Certificate of Merger.................     1.3
Commitment Date.......................     8.2.5
CRI...................................     7.12(a)
CRIIMI................................     7.12
Deposit...............................     2.6(a)
Designated Actions....................     7.4.1
Designated Persons....................     7.3.1(ii)
Effective Time........................     1.3
Ethans................................     5.3
Fairness Opinion......................     8.2.4
Fiduciary Out Termination.............     7.5.2
Housing Acquisition Department Files..     4.18.1
Interim Financial Statements..........     4.7
Liabilities...........................     4.8
Meeting...............................     7.2
Merger................................     Recitals
Merger Consideration..................     2.2.1
Merger Partnership GP.................     Recitals
Merger Partnership LP.................     Recitals
MP Agreement..........................     3.1
MP Certificate........................     3.1
Other Filings.........................     7.1
Partnership Act.......................     Recitals
Partnership Agreement.................     2.3.1
Partnership Certificate...............     1.4
Partnership Financial Statements......     4.7
Partnership GP........................     Recitals
Partnership GP Agreement..............     4.1
Partnership GP Certificate............     4.1
Proxy Statement.......................     7.1
Redemption Agent......................     2.3.1
Redemption Fund.......................     2.3.2
SEC Filings...........................     4.7

     Series I Excess Amount...........     2.2.1(d)
     Series II Excess Amount..........     2.2.1(d)
     Suits............................     8.14
     Surviving Partnership............     1.1
     Triggering Events................     7.3.1(ii)


          10.3  Representations and Warranties; Etc.  (a)  The respective
                ------------------------------------
representations and warranties of the Partnership, each Owner Partnership and the Merger Partnership contained herein shall expire with, and be terminated and extinguished upon, consummation of the Merger, and thereafter none of the Partnership, any Owner Partnership or the Merger Partnership, or any general partner or principal of any thereof, shall be under any liability whatsoever with respect to any such representation or warranty. This Section 10.3 shall have no effect upon any other obligation of the parties hereto, whether to be performed before or after the consummation of the Merger.

          (b) Notwithstanding anything to the contrary herein, there shall be no liability whatsoever for breach of any of the representations and warranties set forth in Section 4 or 5, the parties agreeing that the Merger Partnership's sole remedy therefor shall be to invoke the condition to Closing set forth in Section 8.3.2.

          10.4  Validity. The invalidity or unenforceability of any provision of
                --------
                this Agreement shall not affect the validity or enforceability of any other provisions of this Agreement, which shall remain in full force and effect.

          10.5  Descriptive Headings. The descriptive headings herein are
                --------------------
                inserted for convenience of reference only and are not intended to be part of or to affect the meaning or interpretation of this Agreement.

          10.6  Parties in Interest. This Agreement shall be binding upon and
                -------------------
                inure solely to the benefit of each party hereto, and nothing in this Agreement, express or implied, is intended to confer upon any other Person any rights or remedies of any nature whatsoever under or by reason of this Agreement except the right of the holders of BACs to receive cash as provided in Section 2.2.1 hereof (subject in each case to the consummation of the Transaction pursuant to this Agreement).

          10.7  Incorporation of Recitals.  The recitals hereto are incorporated
                -------------------------
                into this Agreement as if fully restated herein.

          10.8  Miscellaneous.  This Agreement (i) constitutes the entire
                -------------
agreement and supersedes all other prior agreements and undertakings, both written and oral, between the parties with respect to the subject matter hereof;
(ii) may not be assigned, except that the Merger Partnership may assign its rights hereunder in whole or in part to one or more of its direct or indirect Subsidiaries or Affiliates, each of which, in written instruments reasonably satisfactory to the Partnership, shall agree to assume all of the Merger Partnership's obligations hereunder so assigned to it and be bound by all of the terms and conditions of this Agreement; and (iii) shall be governed in all respects, including validity, interpretation and effect, by the laws of the State of New York applicable to agreements made and to be performed entirely within such State. This

Agreement may be executed in one or more counterparts which together shall constitute a single agreement.

          IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed as of the date first above written.

                    WATERMARK PARTNERS, L.P.

                    By:  Capital Apartment Properties, Inc., its general partner
                    By:  /s/ Richard Kadish
                         ---------------------
                         Name:
                         Title:

                    CAPITAL REALTY INVESTORS TAX EXEMPT
                    FUND LIMITED PARTNERSHIP
                    By:  CRITEF Associates Limited Partnership,
                         its general partner

                    By:  /s/ William B. Dockser
                         ----------------------
                         Name:
                         Title:

                    CRITEF ASSOCIATES LIMITED PARTNERSHIP
                    By:  C.R.I., Inc., its general partner


                    By:  /s/ William B. Dockser
                         ----------------------
                         Name:
                         Title:

                    WILLIAM B. DOCKSER


                    /s/ William B. Dockser
                    --------------------------

                    H. WILLIAM WILLOUGHBY


                    /s/ H. William Willoughby
                    ---------------------------

                    CAPITAL APARTMENT PROPERTIES, INC.


                     By:  /s/ Richard Kadish
                          ------------------
                          Name:
                          Title:

                     CRICO OF FOUNTAIN PLACE LIMITED PARTNERSHIP
                     By:  CRICO of Fountain Place, Inc., its general partner


                     By:  /s/ William B. Dockser
                          -----------------------
                          Name:
                          Title:

                          CRICO OF ROYAL OAKS LIMITED PARTNERSHIP
                          By:  CRICO of Royal Oaks, Inc., its general partner


                     By: /s/ William B. Dockser
                         -----------------------
                         Name:
                         Title:

                         CRICO OF TRAILWAY POND I LIMITED PARTNERSHIP
                         By:  CRICO of Trailway Pond I, Inc., its general
                         partner


                     By: /s/ William B. Dockser
                         -----------------------
                         Name:
                         Title:

                         CRICO OF VALLEY CREEK I LIMITED PARTNERSHIP
                         By:  CRICO of Valley Creek I, Inc., its general partner


                     By: /s/ William B. Dockser
                         -----------------------
                         Name:
                         Title:

                         CRICO OF WHITE BEAR WOODS I LIMITED PARTNERSHIP
                         By: CRICO of White Bear Woods I, Inc., its general partner


                         By:  /s/ William B. Dockser
                              -----------------------
                              Name:
                              Title:

                         CRICO OF ETHAN'S I LIMITED PARTNERSHIP
                         By:  CRICO of Ethan's I, Inc., its general partner


                         By:  /s/ William B. Dockser
                              -----------------------
                              Name:
                              Title:

                         CRICO OF JAMES STREET CROSSING LIMITED PARTNERSHIP
                         By:  CRICO of James Steet, Inc., its general partner


                         By:  /s/ William B. Dockser
                              -----------------------
                              Name:
                              Title:

                         CRICO OF TRAILWAY POND II LIMITED PARTNERSHIP
                         By:  CRICO of Trailway Pond II, Inc., its general
                         partner


                         By:  /s/ William B. Dockser
                              -----------------------
                              Name:
                              Title:

                                                                    Appendix A-2
- --------------------------------------------------------------------------------


            SECOND AMENDED AND RESTATED AGREEMENT AND PLAN OF MERGER

                                     among

                         WATERMARK III PARTNERS, L.P.,

                    CAPITAL REALTY INVESTORS TAX EXEMPT FUND

                            III LIMITED PARTNERSHIP

                                      and

                   CRITEF III ASSOCIATES LIMITED PARTNERSHIP


                     --------------------------------------

                            Dated:  May 18, 1996

                     --------------------------------------



- --------------------------------------------------------------------------------

                               TABLE OF CONTENTS
                               -----------------

1.   The Merger............................................................ 2
     1.1   The Merger...................................................... 2
     1.2   Surviving Partnership........................................... 3
     1.3   Effective Time of the Merger.................................... 3
     1.4   Certificate of Limited Partnership.............................. 3
     1.5   Partnership Agreement........................................... 3

2.   Conversion of Partnership Interests................................... 3
     2.1   Conversion of Partnership Interests............................. 3
     2.2   Redemption of BACs.............................................. 5
     2.3   Removal and Admission of General Partner........................ 6
     2.4   Additional Rights; Taking of Necessary Action; Further Action... 6
     2.5   Federal Income Tax Considerations............................... 7
     2.6   Deposit......................................................... 7
     2.7   Disclosure Schedule............................................. 8

3.   Representations and Warranties of the Merger Partnership.............. 8
     3.1   Formation and Qualification..................................... 8
     3.2   Authority Relative to this Agreement............................ 8
     3.3   No Conflicts.................................................... 9
     3.4   Governmental Approvals.......................................... 9
     3.5   No Prior Activities............................................. 9
     3.6   Brokers......................................................... 9

4.   Representations and Warranties of the Partnership..................... 9
     4.1   Formation and Qualification.....................................10
     4.2   No Subsidiaries.................................................10
     4.3   Capitalization..................................................10
     4.4   Authority Relative to this Agreement............................10
     4.5   No Conflicts....................................................11
     4.6   Governmental Approvals..........................................11
     4.7   Commission Filings; Financial Statements........................11
     4.8   No Undisclosed Liabilities......................................12
     4.9   Absence of Certain Changes or Events............................12
     4.10  Litigation......................................................13
     4.11  Taxes...........................................................13
     4.12  Assets..........................................................13
     4.13  Transactions with Affiliates....................................13
     4.14  Disclosure......................................................14
     4.15  Brokers.........................................................14
     4.16  General Partner Recommendation..................................14
     4.17  Compliance with Law.............................................14
     4.18  Mortgage Revenue Bonds and Mortgage Revenue Documents...........14

5.   Representations and Warranties of the Owner Partnerships..............15
     5.1   Formation and Qualification.....................................15
     5.2   No Subsidiaries.................................................15

     5.3   Partners and Capitalization.....................................16
     5.4   Authority Relative to this Agreement............................16
     5.5   No Conflicts....................................................16
     5.6   Governmental Approvals..........................................16
     5.7   Financial Statements............................................17
     5.8   No Undisclosed Liabilities......................................17
     5.9   Absence of Certain Changes or Events............................17
     5.10   Mortgaged Properties...........................................17
     5.11   No Action......................................................18
     5.12   Taxes..........................................................18
     5.13   Compliance with Law............................................19
     5.14   Disclosure.....................................................19

6.   Conduct of Business Pending the Merger................................19
     6.1   Conduct of Business by the Partnership Pending the Merger.......19
     6.2   Conduct of Business by the Owner Partnerships Pending the
             Merger........................................................20

7.   Additional Agreements.................................................22
     7.1   Proxy Statement; Other Filings..................................22
     7.2   Meeting of the Limited Partners.................................23
     7.3   Fees and Expenses...............................................23
     7.4   Further Agreements..............................................26
     7.5   Shop Limitation.................................................26
     7.6   Additional Financial Statements.................................27
     7.7   Access to Information; Confidentiality..........................28
     7.8   Public Announcements............................................28
     7.9   Agreement to Defend and Indemnify...............................28
     7.10  Notification of Certain Matters.................................29
     7.11  Cooperation.....................................................29
     7.12  Acquisition.....................................................29
     7.13  Treatment of Owner Partnerships.................................30
     7.14  Partnership Interests...........................................30
     7.15  Tax Returns.....................................................30
     7.16  Notice of Failure to Satisfy Closing Conditions.................31

8.   Conditions............................................................31
     8.1   Conditions to Obligation of Each Party to Effect the
           Transaction.....................................................31
     8.2   Additional Conditions to the Obligation of the Partnership......32
     8.3   Additional Conditions to the Obligations of the Merger
           Partnership.....................................................32

9.   Termination, Amendment and Waiver.....................................34
     9.1   Termination.....................................................34
     9.2   Effect of Termination...........................................36
     9.3   Amendment.......................................................36
     9.4   Waiver..........................................................36

10.  General Provisions....................................................36
     10.1  Notices.........................................................36
     10.2  Certain Definitions.............................................37
     10.3  Representations and Warranties; Etc.............................42
     10.4  Validity........................................................42
     10.5  Descriptive Headings............................................42
     10.6  Parties in Interest.............................................42

     10.7  Incorporation of Recitals.......................................42
     10.8  Miscellaneous...................................................42

           SECOND AMENDED AND RESTATED AGREEMENT AND PLAN OF MERGER
           --------------------------------------------------------

          SECOND AMENDED AND RESTATED AGREEMENT AND PLAN OF MERGER, dated as of May 18, 1996, among WATERMARK III PARTNERS, L.P., a Delaware limited partnership (the "Merger Partnership"), CAPITAL REALTY INVESTORS TAX EXEMPT FUND III LIMITED PARTNERSHIP, a Delaware limited partnership (the "Partnership"), CRITEF III ASSOCIATES LIMITED PARTNERSHIP, a Delaware limited partnership (the "Partnership GP"), and the other parties listed on the signature pages hereof.

          The Merger Partnership was formed solely for the purpose of being merged with and into the Partnership in accordance with the Revised Uniform Limited Partnership Act of the State of Delaware (the "Partnership Act") and the terms hereof in the merger (the "Merger") contemplated hereby. The Merger Partnership has no assets other than the cash initially contributed by Capital Apartment Properties, Inc., a Maryland corporation ("CAPREIT"), which is its sole general partner (the "Merger Partnership GP"), and the cash initially contributed by CAPREIT Limited Partnership, a Maryland limited partnership, which is its sole limited partner (the "Merger Partnership LP"). In the Merger, all partnership interests in the Partnership, other than those to be issued to or acquired pursuant hereto by CAPREIT, or its Affiliates, will be redeemed in cash as specified herein.

          The general partners of each of the Partnership and the Merger Partnership have approved the Merger in accordance with the Partnership Act and the other transactions contemplated hereby and have recommended that their respective limited partners approve and adopt the Merger and the other transactions contemplated hereby.

          The parties hereto entered into an Agreement and Plan of Merger, dated as of September 11, 1995, executed Amendment No. 1 to such Agreement and Plan of Merger on January 31, 1996, entered into the First Amended and Restated Agreement and Plan of Merger, dated as of March 14, 1996, and they now desire to further amend the First Amended and Restated Agreement and Plan of Merger, and to restate it as provided herein. Accordingly, in consideration of the premises and the mutual covenants herein contained and intending to be legally bound hereby, the parties hereby agree as follows:

          Certain capitalized terms used herein are defined in Section 10.2 hereof.

          1.  The Merger
              ----------

          1.1  The Merger.  At the Effective Time, and subject to the terms and
               ----------
conditions of this Agreement and the Partnership Act, the Merger Partnership shall be merged with and into the Partnership in the Merger, the separate existence of the Merger Partnership shall thereupon cease, and the Partnership shall be the surviving partnership in the Merger (the "Surviving Partnership").

          1.2  Surviving Partnership.  At the Effective Time, the Partnership
               ---------------------
shall continue in existence under the laws of the State of Delaware as the Surviving Partnership and shall thereupon and thereafter, without further act or deed, succeed to and possess all the rights, privileges, and powers of the Merger Partnership, and all property, real personal and mixed, and all debts due to the Merger Partnership, as well as all other things and causes of action belonging to the Merger Partnership, shall be vested in the Surviving Partnership, and shall thereafter be the property of the Surviving Partnership as they were of the Merger Partnership, and the title to any real property vested by deed or otherwise, under the laws the State of Delaware, in the Merger Partnership shall not revert or be in any way impaired by reason of the Merger, but all rights of creditors and all liens upon any property of the Merger Partnership shall be preserved unimpaired, and all debts, liabilities and duties of the Merger Partnership shall thenceforth attach to the Surviving Partnership and may be enforced against it to the same extent as if said debts, liabilities and duties have been incurred or contracted by it.

          1.3  Effective Time of the Merger.  The Merger shall be effected as of
               ----------------------------
the date and time of filing of the certificate of merger (the "Certificate of Merger") with the Secretary of State of the State of Delaware in accordance with the Partnership Act (or at such later time specified as the effective time in the Certificate of Merger) (the "Effective Time"), which filing the parties hereto shall cause to occur as soon as practicable after the satisfaction or waiver of the conditions hereinafter set forth.

          1.4  Certificate of Limited Partnership.  As a result of the Merger,
               ----------------------------------
the Certificate of Limited Partnership of the Partnership (the "Partnership Certificate"), as in effect immediately prior to the Effective Time, shall be the Certificate of Limited Partnership of the Surviving Partnership, as amended and restated substantially in the form set forth as Exhibit A hereto, until thereafter amended as provided therein and under the Partnership Act.

          1.5  Partnership Agreement hereto as Exhibit B shall be the agreement
               ---------------------
of limited partnership of the Surviving Partnership unless and until amended in accordance with its terms and applicable law. The name of the Surviving Partnership shall be Watermark Partners, L.P.

          2.  Conversion of Partnership Interests.
              -----------------------------------

          2.1  Conversion of Partnership Interests.  At the Effective Time, by
               -----------------------------------
virtue of the Merger and without any action on the part of the Merger Partnership, the Partnership or the holders of any of the following securities:

          2.1.1 (a) Each Beneficial Assignee Certificate ("BAC") (other than any BACs owned by CAPREIT or its affiliates or the Partnership) which represents the assignment of 1 unit of beneficial interest of the limited partnership interest in the Partnership issued to the Assignor Limited Partner, together with the underlying limited partner interest, shall be cancelled and extinguished and converted into and represent the right to receive an amount per BAC in cash equal to $15.18, subject to adjustment, in each case, as set forth in subsection (b) or (c) below (the "Merger Consideration").

          (b) The aggregate amount of Merger Consideration payable with respect to the BACs shall be increased by the Excess Amount (as defined below), if any. The amount of the increase, if any, shall be prorated among all of the issued and outstanding BACs and the price per BAC set forth in subsection (a) above shall be increased accordingly.

          (c) The amount by which the Partnership's Available Cash (defined below) is greater than $5,924,228 shall be the "Excess Amount"; provided,
                                                                --------
however, that regardless of the actual amount of Available Cash, the Excess
- -------
Amount shall not exceed $1,074,960.
                        ----------

         (d)  For purposes of this calculation and not the calculation under
Section 8.3.2, "Available Cash" means the amount of cash and cash equivalents held by or at the direction of the Partnership after deducting any amounts then owed, accrued or reserved by the Partnership for goods, services or liabilities of any nature or description (which liabilities shall not include any liabilities of the Mortgaged Properties, including accrued real estate taxes and insurance); provided, that all amounts held in tax and insurance escrows for all
            ---------
the Mortgaged Properties and all amounts held in replacement reserves for the benefit of the Owner Partnerships shall be deemed to be part of the Available Cash. For clarification, but not for expansion, Available Cash shall also include any additions to tax and insurance escrows for all the Mortgaged Properties and the replacement reserves for the benefit of the Owner Partnerships, less any withdrawals from such escrows and reserves, in each case in the ordinary course of business and consistent with past practice.

          (e) The Partnership agrees not to incur any expenses, in connection with the Merger, which are not reasonably necessary, customary and appropriate.

          2.1.2 The 1.01% general partner interest in the Partnership, which will be held by the CAPREIT General Partner (as defined) as the result of its admission as the replacement general partner as contemplated by Section 2.3 below, shall be converted into and represent a 1.01% general partner interest in the Surviving Partnership.

          2.1.3 Any limited partner interests in the Partnership issued to any designee of CAPREIT pursuant to Section 7.14, or BACs purchased by CAPREIT or its Affiliates as contemplated by Section 2.4.1, and held by such designee or purchaser immediately prior to the Effective Time, shall be converted into a limited partner interest in the Surviving Partnership.

          2.1.4 Any and all BACs that are owned by the Partnership shall be cancelled and extinguished and no consideration shall be paid therefor.

          2.1.5 The 21% general partner interest in the Merger Partnership held by the Merger Partnership GP immediately prior to the Effective Time shall be cancelled and the Merger Partnership GP shall receive the $21 initially contributed by it to the Merger Partnership in exchange therefor.

          2.1.6 The 79% limited partner interest in the Merger Partnership held by Merger Partnership LP immediately prior to the Effective Time shall be cancelled and the Merger Partnership LP shall receive the $79 initially contributed by it to the Merger Partnership in exchange therefor.

          2.1.7 The 98.99% limited partner interest of the Assignor Limited Partner in the Partnership shall be cancelled and extinguished and no consideration (other than the Merger Consideration paid to the holders of BACs pursuant to Section 2.2.1 above) shall be paid therefor.

          2.2  Redemption of BACs
               ------------------

          2.2.1 From and after the Effective Time, a bank or trust company designated by the Merger Partnership and the Partnership prior to the Effective Time (the "Redemption Agent") shall act as redemption agent in effecting the redemption for cash of certificates which, prior to the Effective Time, represented BACs entitled to payment pursuant to Section 2.1.1 hereof. Upon the surrender of each such certificate the holder thereof shall be paid, without interest thereon, the amount of cash to which such holder is entitled hereunder (net of any required withholding) and such BAC shall forthwith be cancelled. Until so surrendered and exchanged, each such certificate shall represent, for all purposes, solely the right to receive cash pursuant to Section 2.1.1 hereof. If any cash to be paid in the Merger is to be paid to a Person other than the holder in whose name the certificate representing BACs surrendered in redemption therefor is registered, it shall be a condition of such redemption that the certificate so surrendered shall be properly endorsed or otherwise in proper form for transfer and that the Person requesting such redemption shall pay to the Redemption Agent any transfer or other taxes required by reason of the payment of such cash to a Person other than the registered holder of the certificate surrendered, or shall establish to the satisfaction of the Redemption Agent that such tax has been paid or is not applicable. Notwithstanding the foregoing, neither the Redemption Agent nor any party hereto shall be liable to a holder of BACs for any cash delivered pursuant hereto to a public official pursuant to applicable abandoned property laws.

          2.2.2 At the Effective Time, the Surviving Partnership shall deposit in trust with the Redemption Agent proceeds from the Financing in an aggregate amount equal to the Merger Consideration (the "Redemption Fund"). The Redemption Fund shall be invested by the Redemption Agent, as directed by the Surviving Partnership, and any net earnings with respect thereto shall be paid to the Surviving Partnership as and when requested by the Surviving Partnership.

          2.2.3 The Redemption Agent shall, pursuant to irrevocable instructions, make the payments referred to in Section 2.1.1 hereof out of the Redemption Fund. The Redemption Fund shall not be used for any other purpose, except as provided herein. Promptly following the date which is six months after the Effective Time, the Redemption Agent shall return to the Surviving Partnership all cash, certificates and other instruments in its possession relating to the transactions described in this Agreement, and the Redemption Agent's duties shall terminate. Thereafter, each holder of a BAC entitled to receive at the Effective Time cash therefor may surrender such BAC to the Surviving Partnership and (subject to applicable abandoned property, escheat and similar laws) receive in redemption therefor the Merger Consideration, without interest, but shall have no greater rights against the Surviving Partnership than may be accorded to general creditors of the Surviving Partnership under applicable law.

          2.2.4 Promptly after the Effective Time, the Redemption Agent shall mail to each record holder of BACs a form of letter of transmittal and instructions for use in surrendering such certificates and receiving payment therefor.

          2.2.5 After the Effective Time, no BACs shall be deemed to be outstanding and holders of BACs shall cease to have any rights except as provided in this Agreement or by law.

          2.3  Removal and Admission of General Partner.
               ----------------------------------------

          2.3.1.  Immediately prior to the Effective Time, pursuant to Section
6.04 of the Agreement of Limited Partnership of the Partnership (the "Partnership Agreement"), conditional upon prior BAC Holder Approval, the Partnership GP shall be removed as general partner of the Partnership and a designee of CAPREIT (the "CAPREIT General Partner") shall be simultaneously admitted as a replacement general partner of the Partnership.

          2.3.2 The CAPREIT General Partner shall file an amendment to the Partnership Certificate that reflects the fact that the CAPREIT General Partner who shall continue the business of the Partnership as the remaining general partner, is the sole general partner of the Partnership upon consummation of the Merger.

          2.3.3. On the Closing Date, CAPREIT shall pay $500,000 to the Partnership GP as consideration for its general partner interest in the Partnership.

          2.3.4.  The parties acknowledge that the provisions of this Section
2.3 shall not be effective if the Merger is not consummated, notwithstanding the BAC Holder Approval to remove and replace the Partnership GP.

          2.4  Additional Rights; Taking of Necessary Action; Further Action.
               -------------------------------------------------------------

          2.4.1 CAPREIT and its Affiliates reserve the right prior to the Effective Time, and in accordance with applicable law, from time to time to make open market or privately negotiated purchases of BACs. CAPREIT shall promptly notify the Partnership of the occurrence of any such purchase.

          2.4.2 The Merger Partnership and the Partnership shall each use its best efforts to take all such action as may be necessary or appropriate in order to effectuate the Merger under the Partnership Act as promptly as possible, including, without limitation, the due execution and filing under the Partnership Act of the Certificate of Merger consistent with the terms of this Agreement. If at any time after the Effective Time, any further action is necessary or desirable to carry out the purposes of this Agreement and to vest the Surviving Partnership with full right, title and possession to all assets, property, rights, privileges, powers, and franchises of either of the Merger Partnership or the Partnership, the general partners of each of the Merger Partnership and the Partnership are fully authorized in its name or otherwise to take, and shall take, all such lawful and necessary action.

          2.5  Federal Income Tax Considerations.    Notwithstanding any
               ---------------------------------
provision of this Agreement to the contrary, it is the intention of the parties hereto that the payment of the Merger Consideration pursuant to Section 2.1.1 hereof shall constitute, for all income tax purposes, a redemption or liquidation of the BAC holders' limited partnership interests in the Partnership pursuant to Section 731(a) of the Code and that the consummation of the transactions contemplated by this Agreement will not result in a termination of the Partnership pursuant to Section 708(b)(1)(B) of the Code. The Partnership and the Partnership GP hereby agree not to take any action inconsistent with the foregoing without the prior written consent of CAPREIT.

               (b) For state law purposes, the transactions contemplated by this Agreement shall be treated as a merger.

          2.6  Deposit.  (a)  On the business day immediately prior to the
               -------
Mailing Date, CAPREIT shall pay into escrow the amount of $1,000,000 (the "Deposit") to be held by an independent third party escrow agent pursuant to an escrow agreement in the form of Exhibit C hereto.

          (b) If the Closing shall occur, then the Deposit and any interest earned thereon shall be paid on the Closing Date to CAPREIT or as CAPREIT shall direct.

          (c) If the Closing shall not occur on or prior to the Termination Date and the failure of the Closing to occur shall be due to: (i) the failure of any of the conditions to Closing set forth in Section 8.1 or 8.3 (other than Section 8.3.7); (ii) a termination of this Agreement pursuant to Section 9.1 (other than
Section 9.1.3 or 9.1.8); (iii) a breach of the Commitment Letter by the party issuing such Commitment Letter; or (iv) a change in any statute, law or regulation which affects the tax exempt status of the Mortgage Revenue Bonds, then the Deposit and any interest earned thereon shall be paid to CAPREIT or as CAPREIT shall d of this Agreement.

          (d) If the Closing shall not occur on or prior to the Termination Date and the failure of the Closing to occur shall be due to the failure of the condition to Closing set forth in Section 8.3.7, which failure occurred because of the failure of a condition to funding set forth in the Commitment Letter, then one-half of the Deposit and any interest earned thereon shall be paid to the Partnership and one-half of the Deposit and any interest earned thereon shall be paid to CAPREIT or as CAPREIT shall direct on the earlier of the Termination Date or the date on which the party issuing the Commitment Letter notifies the Merger Partnership or CAPREIT that it will not consummate the Financing.

          (e) If the Deposit shall not be paid pursuant to paragraph (b), (c) or
(d), the Deposit and any interest earned thereon shall be paid to the Partnership on the earlier of the Termination Date or the date of termination of this Agreement. If such payment is made, such payment shall be made to the Partnership as liquidated damages in full satisfaction of all of the Merger Partnership's or CAPREIT's liabilities or obligations hereunder, including, without limitation, any obligation to pay or reimburse the Partnership's expenses pursuant to Section 7.3.2 below.

          2.7  Disclosure Schedule.  Agreement has been executed prior to
               --------------------
delivery of the Disclosure Schedule by the Partnership. The Partnership agrees that it will (a) deliver a preliminary draft of the Disclosure Schedule to the Merger Partnership no later than 10 days from the date hereof and (b) deliver a final Disclosure Schedule no later than 30 days from the date hereof; and that failure to do so shall constitute a material breach hereof. Subject to the right of the Merger Partnership to invoke the condition to Closing set forth in
Section 8.3.11 below with respect to any information obtained from the Disclosure Schedule, any information set forth in the Disclosure Schedule shall be deemed incorporated into the relevant representations and warranties set forth in Sections 4 and 5 below, and there shall be no independent liability therefor pursuant to this Section 2.7.

          3.  Representations and Warranties of the Merger Partnership.
              --------------------------------------------------------

          Subject to Section 10.3 below, the Merger Partnership represents and warrants to the Partnership as follows:

          3.1  Formation and Qualification.  The Merger Partnership is a limited
               ---------------------------
partnership duly formed, validly existing and in good standing under the laws of the State of Delaware, and has the requisite power to carry on its business as now conducted. The Merger Partnership is duly qualified, licensed and authorized as a foreign limited partnership to do business, and is in good standing, in each jurisdiction where the character of its properties owned or leased or the nature of its activities makes such qualification necessary, except for failures to be so qualified which would not, in the aggregate, have a material adverse effect on the Condition of the Merger Partnership. Copies of the Certificate of Limited Partnership of the Merger Partnership (the "MP Certificate") and the Agreement of Limited Partnership of the Merger Partnership (the "MP Agreement") heretofore delivered to the Partnership are accurate and complete as of the date hereof. The Merger Partnership is not in default under or in violation of any provision of the MP Agreement.

          3.2  Authority Relative to this Agreement.  The Merger Partnership has
               ------------------------------------
the requisite power and authority to enter into this Agreement and to perform its obligations hereunder. The execution and delivery of this Agreement by the Merger Partnership and the consummation by the Merger Partnership of the transactions contemplated hereby have been duly authorized by all necessary action on the part of the Merger Partnership and the Merger Partnership GP, and no other action on the part of the Merger Partnership or the Merger Partnership GP is necessary to authorize this Agreement, the Merger and the transactions contemplated hereby. This Agreement has been duly executed and delivered by the Merger Partnership and constitutes a valid and binding obligation of the Merger Partnership, enforceable against the Merger Partnership in accordance with its terms.

          3.3  No Conflicts.  Neither the execution and delivery of this
               ------------
Agreement by the Merger Partnership nor the consummation of the transactions contemplated hereby nor compliance by the Merger Partnership with any of the provisions hereof will (i) violate, conflict with, or result in a breach of any provision of, or constitute a default (or an event which, with notice or lapse of time or both, would constitute a default) under, or result in the termination of, or accelerate the performance required by, or result in a right of termination or acceleration under, or result in the creation of any Lien upon any of the properties or assets of the Merger Partnership under, any of the terms, conditions or provisions of (x) the MP Certificate or the MP Agreement or
(y) any note, bond, mortgage, indenture, deed of trust, license, lease, agreement or other instrument or obligation to which the Merger Partnership is a party, or to which it, or any of its properties or assets, may be subject, or
(ii) subject to compliance with the statutes and regulations referred to in
Section 3.4, violate any Order, statute, rule or regulation applicable to the Merger Partnership or any of its properties or assets, except, in the case of each of clauses (i) and (ii) above, for such violations, conflicts, breaches, defaults terminations, accelerations or creations of Liens which, in the aggregate, would not have any material adverse effect on the Condition of the Merger Partnership.

          3.4  Governmental Approvals.  Other than in connection with or in
               ----------------------
compliance with the provisions of the Partnership Act, the Exchange Act, the Securities Act, the "takeover" laws of various states, the Hart-Scott-Rodino Act, and except for any notices, filings, authorizations, consents or approvals which are required because of the regulatory status, if any, of the Partnership or the Merger Partnership or facts specifically pertaining to it, no notice to, filing with, or authorization, consent or approval of, any domestic or foreign public body or authority is necessary for the consummation by the Merger Partnership of the transactions contemplated by this Agreement.

          3.5  No Prior Activities.  The Merger Partnership has not incurred,
               -------------------
directly or through any Subsidiary, any liabilities or obligations, except those incurred in connection with its organization or with the negotiation of this Agreement, the performance thereof and the consummation of the transactions contemplated hereby, including the Merger and the Financing. Except as contemplated by the foregoing sentence, the Merger Partnership has not engaged, directly or through any Subsidiary, in any business activities of any type or kind whatsoever, or entered into any agreements or arrangements with any Person, or is subject to or bound by any obligation or undertaking.

          3.6  Brokers.  No broker, finder or investment banker is entitled to
               -------
any brokerage, finder's or other fee or commission in connection with the Transaction based upon arrangements made by or on behalf of the Merger Partnership or the Merger Partnership GP.

          4.  Representations and Warranties of the Partnership.  All
              -------------------------------------------------
information within the Merger Partnership's Knowledge shall be deemed to have been disclosed by the Partnership in connection with the representations and warranties set forth below. Notwithstanding anything to the contrary in this Agreement, the Partnership makes no representation or warranty, express or implied, concerning the tax exempt status of the Mortgage Revenue Bonds and the interest thereon, the ability of the Partnership or the Surviving Partnership to consummate any modifications of the Mortgage Revenue Bonds and related instruments, or the ability of the Partnership or the Surviving Partnership to obtain any governmental or governmental agency consents in connection therewith.

          Subject to Section 10.3 below, the Partnership represents and warrants to the Merger Partnership as follows:

          4.1  Formation and Qualification.  Each of the Partnership and the
               ---------------------------
Partnership GP is a limited partnership duly formed, validly existing and in good standing under the laws of the State of Delaware and has the requisite power to carry on its business as now conducted. Each of the Partnership and the Partnership GP is duly qualified, licensed and authorized as a foreign limited partnership to do business, and is in good standing, in each jurisdiction where the character of its properties owned or leased or the nature of its activities makes such qualification or licensing necessary, except for failures to be so qualified which would not, in the aggregate, have a material adverse effect on the Condition of the Partnership or the Partnership GP, as the case may be. Copies of the Partnership Certificate, the Partnership Agreement, the Certificate of Limited Partnership of the Partnership GP (the "Partnership GP Certificate") and the Agreement of Limited Partnership of the Partnership GP (the "Partnership GP Agreement") heretofore delivered or made available to the Merger Partnership are accurate and complete as of the date hereof. The Partnership is not in default under or in violation of any provision of the Partnership Agreement, and the Partnership GP is not in default under or in violation of any provision of the Partnership GP Agreement, except, in each case, for such defaults or violations which would not have any material adverse effect on the Condition of the Partnership or the Partnership GP.

          4.2  No Subsidiaries.  The Partnership has no Subsidiaries and no
               ---------------
equity or similar interest, whether voting or non-voting, in any Person.

          4.3  Capitalization.  As of the date hereof, the outstanding partner
               --------------
interests of the Partnership consist of (i) a 1.01% general partner interest in the profits, losses, distributions and credits of the Partnership held by the Partnership GP, and (ii) a 98.99% limited partner interest in the profits, losses, distributions and credits of the Partnership held by the Assignor Limited Partner. The Assignor Limited Partner is authorized to issue up to 10,000,000 BACs, representing the assignments of units of beneficial interest of the limited partner interest in the Partnership issued to the Assignor Limited Partner, of which 5,258,268 are outstanding. There are no outstanding options, warrants, calls, subscriptions or other rights or other agreements or commitments obligating the Partnership or any of its Affiliates to issue, transfer or sell (a) any additional partnership interests of the Partnership or
(b) any BACs, except as contemplated herein. All issued and outstanding BACs and partnership interests in the Partnership are validly issued, and the
                                                             ------
purchase price therefor has been paid in full.

          4.4  Authority Relative to this Agreement.  Each of the Partnership
               ------------------------------------
and the Partnership GP has the requisite power and authority to enter into this Agreement and to perform its obligations hereunder. The execution and delivery of this Agreement by each of the Partnership and the Partnership GP and the consummation by each of the Partnership and the Partnership GP of the transactions contemplated hereby have been duly authorized by all necessary action on the part of each of the Partnership and the Partnership GP and, except for the BAC Holder Approval as set forth in Section 7.2 hereof, no other proceedings on the part of the Partnership and the Partnership GP are necessary to authorize this Agreement, the Merger and the transactions contemplated hereby. This Agreement has been duly executed and delivered by each of the Partnership and the Partnership GP and constitutes a valid and binding obligation of each of the Partnership and the Partnership GP enforceable against each of the Partnership and the Partnership GP in accordance with its terms.

          4.5  No Conflicts.  Except as set forth in the Disclosure Schedule,
               ------------
neither the execution and delivery of this Agreement by each of the Partnership and the Partnership GP nor the consummation of the transactions contemplated hereby (excluding the Financing and the Bond Refinancing) nor compliance by the Partnership and the Partnership GP with any of the provisions hereof will (i) violate, conflict with, or result in a breach of any provision of, or constitute a default (or an event which, with notice or lapse of time or both, would constitute a default) under, or result in the termination of, or accelerate the performance required by, or result in a right of termination or acceleration under, or result in the creation of any Lien upon any of the properties or assets of the Partnership or the Partnership GP under, any of the terms, conditions or provisions of (x) the Partnership Certificate, the Partnership Agreement, the Partnership GP Certificate or the Partnership GP Agreement, as the case may be, or (y) any note, bond, mortgage, indenture, deed of trust, license, lease, agreement or other instrument or obligation to which the Partnership or the Partnership GP is a party or to which either of them or either of their properties or assets may be subject, or (ii) subject to compliance with the statutes and regulations referred to in Section 4.6, to the Partnership's Knowledge, violate any Order, statute, rule or regulation applicable to the Partnership or the Partnership GP or any of their properties or assets, except, in the case of each of clauses (i) and (ii) above, for such violations, conflicts, breaches, defaults, terminations, accelerations or creations of Liens which would not, in the aggregate, have any material adverse effect on the Condition of the Partnership or the Partnership GP.

          4.6  Governmental Approvals.  Except as set forth in the Disclosure
               ----------------------
Schedule, other than in connection with or in compliance with the provisions of the Partnership Act, the Exchange Act, the Securities Act, the "takeover" laws of various states, and the Hart-Scott-Rodino Act, and except for any notices, filings, authorizations, consents or approvals which are required because of the regulatory status, if any, of the Merger Partnership or facts specifically pertaining to it, to the Partnership's Knowledge, no notice to, filing with, or authorization, consent or approval of, any domestic or foreign public body or authority is necessary for the consummation by each of the Partnership and the Partnership GP of the transactions contemplated by this Agreement (excluding the Financing and the Bond Refinancing).

          4.7  Commission Filings; Financial Statements.  The Partnership has
               ----------------------------------------
heretofore delivered or made available to the Merger Partnership its (i) Annual Report on Form 10-K for the fiscal years ended December 31, 1994, 1993, 1992, 1991 and 1990, as filed with the Commission, (ii) Quarterly Reports on Form 10-Q for the quarters ended March 31, 1995 and June 30, 1995, (iii) investor letters or similar documents mailed to the holders of BACs (whether annual or special) since January 1, 1990, (iv) all other reports (including any Form 8-K's) or registration statements filed by the Partnership with the Commission since January 1, 1990 (the documents described in clauses (i) through (iv) above, including any exhibits and schedules thereto and documents incorporated by reference therein, being the "SEC Filings"), and (v) the unaudited consolidated interim financial statements of the Partnership for the six months ended June 30, 1995 (the "Interim Financial Statements"). As of their respective dates, each SEC Filing complied in all material respects with the requirements of the Exchange Act or the Securities Act, as applicable, and did not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading. The audited consolidated financial statements and unaudited consolidated interim financial statements of the Partnership included or incorporated by reference in such reports and the Interim Financial Statements (collectively, the "Partnership Financial Statements") have been prepared in accordance with generally accepted accounting principles applied on a consistent basis during the periods involved (except as may be indicated in the notes thereto), and fairly present the consolidated financial position of the Partnership as of the dates thereof and the results of their operations and changes in their financial position for the periods then ended. The consolidated balance sheet of the Partnership as at March 31, 1995, including the notes thereto, is referred to as the "Balance Sheet," and March 31, 1995, is referred to as the "Balance Sheet Date."

          4.8  No Undisclosed Liabilities.  At the Balance Sheet  Date, the
               --------------------------
Partnership did not have any direct or indirect liabilities, obligations, indebtedness, claims, losses, damages, deficiencies or responsibilities, known or unknown, fixed or unfixed, choate or inchoate, liquidated or unliquidated, secured or unsecured, accrued, absolute or contingent, including, without limitation, by way of setoffs or counterclaims ("Liabilities"), not reflected or disclosed in the Balance Sheet which were required to be reflected or disclosed therein in accordance with generally accepted accounting principles. Since the Balance Sheet Date, except as disclosed in the Disclosure Schedule, the Partnership has not incurred any such Liabilities.

          4.9  Absence of Certain Changes or Events.  Except as and to the
               ------------------------------------
extent set forth on the Balance Sheet, or as set forth on the Disclosure Schedule, since the Balance Sheet Date, there has not been (a) any material adverse change in the Condition of the Partnership; (b) any entry by the Partnership into any commitment or transaction material to the Partnership, which is not in the ordinary course of business and consistent with past practices; (c) any material change by the Partnership in accounting principles or methods except insofar as may be required by a change in generally accepted accounting principles; (d) except as required by the American Stock Exchange, any declaration, payment or setting aside for payment of any distributions (whether in cash or property) in respect to the partnership interests of the Partnership, or direct or indirect redemption, purchase or other acquisition of any BACs or other securities of the Partnership; (e) any revaluation by the Partnership of any of its assets, including without limitation, writing off of notes or accounts receivable, except any revaluation required by generally accepted accounting principles based on the value of the Merger Consideration ;
(f) any action taken by the Partnership of the type referred to in Section 6.1.4 or 6.1.5 hereof; (g) any agreement by the Partnership to take, whether in writing or otherwise, any action which, if taken prior to the date of this Agreement, would have made any representation or warranty in this Section 4 untrue or incorrect; (h) any damage, destruction or loss, whether covered by insurance or not, having a material adverse effect upon the Condition of the Partnership; (i) any issuance, grant, sale or pledge or agreement to issue, grant, sell or pledge by the Partnership, with any Person other than an Affiliate of the Merger Partnership, any BACs or other partnership interests or securities convertible into or exchangeable or exercisable for, or otherwise evidencing a right to acquire, BACs or other partnership interests; (j) any acquisition of assets by the Partnership, other than personal property not material to the Partnership acquired in the ordinary course of business and consistent with past practices, or (k) any disposition, encumbrance or mortgage of any assets or properties of the Partnership, other than personal property not material to the Partnership disposed of in the ordinary course of business and consistent with past practices.

          4.10  Litigation.  There is no action or proceeding or investigation
                ----------
pending or, to the Partnership's Knowledge, threatened against or involving the Partnership, any properties or rights of the Partnership or, to the Partnership's Knowledge, any Mortgaged Property which if adversely determined would, individually or in the aggregate, have a material adverse effect on the Condition of the Partnership nor is the Partnership, its assets or, to the Partnership's Knowledge, any Mortgaged Property subject to any Order which would have such an effect.

          4.11  Taxes.  To the Partnership's Knowledge, except as set forth on
                -----
the Disclosure Schedule, the Partnership has duly filed all tax returns that it was required to file, all such tax returns were correct and complete in all material respects and all taxes shown on such returns as due, if any, have been paid. The Partnership constitutes a partnership for all income tax purposes rather than a corporation or association taxable as a corporation. The Partnership does not have in effect an election pursuant to Section 754 of the Code. The Partnership's tax basis in the Mortgage Revenue Bonds and the working capital loans, including the interest receivable, is $112,625,954 as of December 31, 1994.

          4.12  Assets.  The Partnership has no assets other than the Mortgage
                ------
Revenue Bonds, the Liens represented by the Mortgage Revenue Documents, working capital loans (not including accrued interest) made to Owner Partnerships in the aggregate outstanding amount of $3,409,604 as of June 30, 1995 cash on hand (including operating cash and marketable securities) in the amount of $5,622,136 as of June 30, 1995, and personal property not material to the Partnership held in the ordinary course of business and consistent with past practices. The Partnership GP has no assets other than its partnership interest in the Partnership.

          4.13  Transactions with Affiliates Schedule or the SEC Filings, the
                ----------------------------
Partnership has not entered into any of the following transactions with any Affiliate or Individual Affiliate in connection with which the Partnership has continuing obligations in effect as of the date of this Agreement: the direct or indirect purchase, acquisition or lease of any property from, or the sale, transfer or lease of any property to, or the borrowing of any money from, or the guarantee of any obligation of, or the acquisition of any stock, obligations or securities of, or the entering into of any merger or consolidation agreement, or any management, consulting, employment or similar fee arrangement or the entering into of any other transaction or arrangement with, or the making of any payment to, an Individual Affiliate, in the ordinary course of business or otherwise, which is not on terms at least as favorable to the Partnership as would have been applicable if such transaction had been entered into on an arm's-length basis with an unaffiliated third party.

          4.14  Disclosure.  To the Partnership's Knowledge, no written
                ----------
statement, certificate, schedule, list or other written information furnished by or on behalf of the Partnership to the Merger Partnership pursuant to this Agreement contains or will contain any untrue statement of a material fact or omits or will omit to state a material fact necessary in order to make the statements herein or therein, in light of the circumstances under which they were made, not misleading.

          4.15  Brokers.  No broker, finder or investment banker is entitled to
                -------
any brokerage, finder's or other fee or commission in connection with the Transaction based upon arrangements made by or on behalf of the Partnership or the Partnership GP.

          4.16  General Partner Recommendation.  The Partnership GP has approved
                ------------------------------
and adopted the Transaction, has determined that the Transaction is fair to the holders of BACs, and has recommended that the holders of BACs approve the Transaction; provided, that the Partnership GP's continued recommendation shall
             --------
be subject to its receipt of a favorable Fairness Opinion. The Partnership has no general partners or holders of general partnership interests other than the Partnership GP.

          4.17  Compliance with Law business so as to comply with all applicable
                -------------------
Requirements of Law relating to or affecting the operations, conduct or ownership of the property or business of the Partnership, the failure to comply with which would, individually or in the aggregate, have a material adverse effect on the Condition of the Partnership, provided, for purposes of this
                                            --------
Section 4.17, the existence of any statute, law, treaty, rule, regulation or ordinance referred to in clause (ii) of the definition of Requirements of Law shall be subject to the Partnership's Knowledge.

          4.18  Mortgage Revenue Bonds and Mortgage Revenue Documents
                -----------------------------------------------------

          4.18.1 The Partnership has herewith or heretofore delivered or made available to the Merger Partnership a true, correct and complete set of all of the files, documents and other written materials relating to the Mortgage Revenue Bonds and the Mortgage Revenue Documents, and to each Mortgaged Property (and, where relevant, to each Owner Partnership's obtaining title to its Mortgaged Property), that are in the possession or control of the Partnership and all documents related thereto that were executed by or on behalf of the Partnership or any Owner Partnership, including, without limitation, copies of the Mortgage Revenue Bonds, the Mortgage Revenue Documents, Environmental Reports, any letters of credit or other credit enhancement instruments currently in effect, title insurance policies, hazard insurance policies, flood insurance policies and other insurance policies, all balance sheets, operating statements and other financial statements, all existing engineering reports, soil studies and reports, plans, specifications, architectural and engineering drawings, completion bonds, arrangements, warranties, commitments and other similar reports, studies and items, leases and contracts, property management and leasing brokerage agreements and other writings whatsoever. Notwithstanding the foregoing, with respect to such files, documents and other written materials that were prepared, received or stored by C.R.I., Inc.'s former housing acquisition department during the time that Richard L. Kadish was supervising such department (the "Housing

Acquisition Department Files"), the Partnership represents and warrants only that it has herewith or heretofore delivered or made available to the Merger Partnership a true, correct and, to the Partnership's Knowledge, complete set of the Housing Acquisition Department Files.

          4.18.2 The Partnership is the sole legal and beneficial owner and holder of the Mortgage Revenue Bonds and the Mortgage Revenue Documents, free and clear of any Lien, and, at the Effective Time, the Surviving Partnership will be the sole legal and beneficial owner and holder of the Mortgage Revenue Bonds and the Mortgage Revenue Documents, free and clear of any Lien (without taking into account the Financing or the Bond Refinancing or any act of the Merger Partnership). The Partnership has not endorsed, granted, assigned, transferred or otherwise pledged, encumbered or set over the Mortgage Revenue Bonds and/or the Mortgage Revenue Documents to any Person.

          4.18.3 The amounts of unpaid principal balance of each of the Mortgage Revenue Bonds and the amount of accrued and unpaid base interest thereunder, specifying the amounts of deferred construction period base interest, past due base interest and interest on such interest, are set forth in the Disclosure Schedule.

          5.  Representations and Warranties of the Owner Partnerships
              --------------------------------------------------------

          Subject to Section 10.3 below, each of the Owner Partnerships (or, as specified below, the Designated Owner Partnership) represents and warrants, as to itself only, to the Merger Partnership as follows:

          5.1  Formation and Qualification.  Such Owner Partnership is a limited
               ---------------------------
partnership duly formed, validly existing and in good standing under the laws of the State set forth opposite its name on the Disclosure Schedule and has the requisite power to carry on its business as now conducted. Such Owner Partnership is duly qualified, licensed and authorized as a foreign limited partnership to do business, and is in good standing, in each jurisdiction where the character of its properties owned or leased or the nature of its activities makes such qualification or licensing necessary, except for failures to be so qualified which would not, in the aggregate, have a material adverse effect on its Condition. Copies of the certificate of limited partnership and the agreement of limited partnership for such Owner Partnership have heretofore been delivered or made available to the Merger Partnership and are accurate and complete as of the date hereof. Such Owner Partnership is not in default under or in violation of any provision of its limited partnership agreement, except for such defaults or violations which would not have any material adverse effect on the Condition of such Owner Partnership.

          5.2  No Subsidiaries.  Such Owner Partnership does not have any
               ---------------
Subsidiaries or any equity or similar interest, whether voting or non-voting, in any Person. The only real and personal property owned or leased by such Owner Partnership is the applicable Mortgaged Property owned by it as set forth in the Disclosure Schedule, other than personal property held in the ordinary course of business and consistent with past practices. The sole business and purpose of such Owner Partnership is to own, manage, operate and lease the applicable Mortgaged Property owned by it.

          5.3  Partners and Capitalization.  Set forth on the Disclosure
               ---------------------------
Schedule is a list of all of the partners in such Owner Partnership and their respective partnership interests therein, and all of the direct and indirect beneficial owners in each such partner and their respective ownership interests therein. There are no outstanding options, warrants, calls, subscriptions or other rights or other agreements or commitments obligating such Owner Partnership or any of its Affiliates to issue, transfer or sell any additional partnership interests of such Owner Partnership. All issued and outstanding partner interests of such Owner Partnership are validly issued, and the purchase price therefor has been paid in full.

          5.4  Authority Relative to this Agreement.  Such Owner Partnership has
               ------------------------------------
the requisite power and authority to enter into this Agreement and to perform its obligations hereunder. The execution and delivery of this Agreement by such Owner Partnership and the consummation by such Owner Partnership of the transactions contemplated hereby have been duly authorized by all necessary action on the part of such Owner Partnership and no other proceedings on the part of such Owner Partnership are necessary to authorize this Agreement and the transactions contemplated hereby. This Agreement has been duly executed and delivered by such Owner Partnership and constitutes a valid and binding obligation of such Owner Partnership enforceable against such Owner Partnership in accordance with its terms.

          5.5  No Conflicts.  With respect only to the Designated Owner
               ------------
Partnership, except as set forth in the Disclosure Schedule, neither the execution and delivery of this Agreement by the Designated Owner Partnership nor the consummation of the transactions contemplated hereby (excluding the Financing and the Bond Refinancing) nor compliance by the Designated Owner Partnership with any of the provisions hereof will (i) violate, conflict with, or result in a breach of any provision of, or constitute a default (or an event which, with notice or lapse of time or both, would constitute a default) under, or result in the termination of, or accelerate the performance required by, or result in a right of termination or acceleration under, or result in the creation of any Lien upon any of the properties or assets of the Designated Owner Partnership under any of the terms, conditions or provisions of (x) the certificate of limited partnership of the Designated Owner Partnership or the agreement of limited partnership of the Designated Owner Partnership or (y) any note, bond, mortgage, indenture, deed of trust, license, lease, material agreement or other material instrument or obligation to which the Designated Owner Partnership is a party or to which it or any of its properties or assets may be subject, or (ii) subject to compliance with the statutes and regulations referred to in Section 5.6 below, to the Designated Owner Partnership's Knowledge, violate any Order, statute, rule or regulation applicable to the Designated Owner Partnership or any of its properties or assets, except, in the case of each of clauses (i) and (ii) above, for such violations, conflicts, breaches, defaults, terminations, accelerations, or creations of Liens which would not, in the aggregate, have any material adverse effect on the Condition of the Designated Owner Partnership.

          5.6  Governmental Approvals.  With respect only to the Designated
               ----------------------
Owner Partnership, except as set forth in the Disclosure Schedule, other than in connection with or in compliance with the provisions of the limited partnership act of the state of its formation, the Exchange Act, the Securities Act, the "takeover" laws of various states, and the Hart-Scott-Rodino Act, to the Designated Owner Partnership's Knowledge no notice to, filing with, or authorization, consent or approval of any domestic or foreign public body or authority is necessary for the consummation by the Designated Owner Partnership of the transactions contemplated by this Agreement (excluding the Financing and the Bond Refinancing).

          5.7  Financial Statements.  With respect only to the  Designated Owner
               --------------------
Partnership, the Designated Owner Partnership has heretofore delivered or made available to the Merger Partnership its annual financial statements, which financial statements are listed on the Disclosure Schedule, all of which financial statements have been prepared in accordance with the principles of the income tax basis of accounting applied on a consistent basis during the periods involved (except as may be indicated in the notes thereto), and fairly present the financial position of the Designated Owner Partnership as of the date thereof and the results of its operations and changes in its financial position for the periods then ended.

          5.8  No Undisclosed Liabilities.  With respect only to the Designated
               --------------------------
Owner Partnership, the Designated Owner Partnership does not have any Liabilities not reflected or disclosed in its financial statements referred to in Section 5.7 above which were required to be reflected or disclosed therein in accordance with the principles of the income tax basis of accounting. Since the date of its financial statements referred to in Section 5.7 above, except as may otherwise be disclosed in the Disclosure Schedule, the Designated Owner Partnership has not incurred any such Liabilities.

          5.9  Absence of Certain Changes or Events.  With respect only to the
               ------------------------------------
Designated Owner Partnership, except as and to the extent set forth on its applicable financial statements referred to in Section 5.7 above, or except as described in the Disclosure Schedule, since the date of such financial statements, there has not been (a) any material adverse change in its Condition;
(b) any entry by it into any commitment or transaction which is not in the ordinary course of its business and consistent with past practices; (c) any material change by it in accounting principles or methods except insofar as may be required by a change in principles of the income tax basis of accounting; (d) any declaration, payment or setting aside for payment of any distributions (whether in cash or property) in respect to its partnership interests or any other of its securities; (e) any revaluation by it of any of its assets, including without limitation, writing off of notes or accounts receivable other than in the ordinary course of business and consistent with past practices; (f) any action taken by it of the type referred to in Section 6.2.4 or 6.2.5 hereof;
(g) any agreement by it to take, whether in writing or otherwise, any action which, if taken prior to the date of this Agreement, would have made any representation or warranty in this Section 5 untrue or incorrect; (h) any damage, destruction or loss, whether covered by insurance or not, having an adverse effect upon its Condition; (i) any issuance, grant, sale or pledge or agreement to issue, grant, sell or pledge by it, with any Person other than an Affiliate of the Merger Partnership, any partnership interests or securities convertible into or exchangeable or exercisable for, or otherwise evidencing a right to acquire, partnership interests; (j) any acquisition of assets by it other than in the ordinary course of business and consistent with past practices; or (k) any disposition, encumbrance or mortgage of any of its assets or properties other than in the ordinary course of business and consistent with past practices.

          5.10  Mortgaged Properties.
                --------------------

          5.10.1 With respect only to the Designated Owner Partnership, the Designated Owner Partnership has herewith or heretofore delivered or made available to the Merger Partnership a true, correct and complete set of all the files, documents and other written materials relating to the Mortgaged Property owned by the Designated Owner Partnership (and to its obtaining title to such Mortgaged Property), or the Mortgage Revenue Bonds and the Mortgage Revenue Documents related thereto, that are in the possession or control of the Designated Owner Partnership and all documents related thereto that were executed by or on behalf of the Partnership or the Designated Owner Partnership, including, without limitation, copies of such Mortgage Revenue Bonds, such Mortgage Revenue Documents, Environmental Reports, any letters of credit or other credit enhancement instruments, title insurance policies, hazard insurance policies, flood insurance policies and other insurance policies, all balance sheets, operating statements and other financial statements, all existing engineering reports, soil studies and reports, plans, specifications, architectural and engineering drawings, completion bonds, arrangements, warranties, commitments and other similar reports, studies and items, leases and contracts, property management and leasing brokerage agreements and other writings whatsoever. Notwithstanding the foregoing, with respect to the Housing Acquisition Department Files, the Designated Owner Partnership represents and warrants only that the Designated Owner Partnership has herewith or heretofore delivered or made available to the Merger Partnership, a true, correct and, to the Designated Owner Partnership's Knowledge, complete set of the Housing Acquisition Department Files.

          5.10.2 With respect only to each Designated Owner Partnership, the Designated Owner Partnership has good and marketable title to the Mortgaged Property owned by it. To the Designated Owner Partnership's Knowledge, neither the Mortgaged Property nor other assets of the Designated Owner Partnership is subject to any Lien except (a) Liens securing the Mortgage Revenue Bonds, (b) Permitted Statutory Liens, (c) Liens for taxes not yet delinquent or the validity of which are being contested in good faith by appropriate actions and for which appropriate reserves have been made, and (d) Liens which do not in the aggregate have an adverse effect on the Condition of the Designated Owner Partnership.

          5.11  No Action.  With respect only to the Designated Owner
                ---------
Partnership, except for landlord/tenant collection and eviction actions or as set forth on the Disclosure Schedule, there is no action or proceeding or investigation pending or, to the Designated Owner Partnership's Knowledge, threatened against or involving the Designated Owner Partnership, any properties or rights of the Designated Owner Partnership or the Mortgaged Property owned by it which if adversely determined would, individually or in the aggregate, have an adverse effect on the Condition of the Designated Owner Partnership nor is the Designated Owner Partnership, its assets or such Mortgaged Property subject to any Order which would have such an effect. Without limiting the generality of the foregoing, the Designated Owner Partnership is not a debtor in any state or federal bankruptcy, insolvency, liquidation, reorganization, receivership or arrangement proceeding, and no such proceeding is pending or has been threatened in writing.

          5.12  Taxes.  Except as may otherwise be set forth on the Disclosure
                -----
Schedule, to such Owner Partnership's Knowledge, such Owner Partnership has duly filed all tax returns that it was required to file and all such tax returns were correct and complete. Such Owner

Partnership constitutes a partnership for all income tax purposes rather than a corporation or association taxable as a corporation.

          5.13  Compliance with Law.  With respect only to the Designated Owner
                -------------------
Partnership, the Designated Owner Partnership has conducted its business so as to comply with all applicable Requirements of Law relating to or affecting the operations, conduct or ownership of the property or business of such Designated Owner Partnership, failure to comply with which would, individually or in the aggregate, have a material adverse effect on the Condition of the Designated Owner Partnership, provided, for purposes of this Section 5.13, the existence of
                   --------
any statute, law, treaty, rule, regulation or ordinance referred to in clause
(ii) of the definition of Requirements of Law shall be subject to the Designated Owner Partnership's Knowledge.

          5.14  Disclosure.  With respect only to the Designated Owner
                ----------
Partnership, to the Designated Owner Partnership's Knowledge, no written statement, certificate, schedule, list or other written information furnished by or on behalf of the Designated Owner Partnership, or otherwise made available, to the Merger Partnership pursuant to this Agreement contains or will contain any untrue statement of a material fact or omits or will omit to state a material fact necessary in order to make the statements herein or therein, in light of the circumstances under which they were made, not misleading.

          6.  Conduct of Business Pending the Merger
              --------------------------------------

          6.1  Conduct of Business by the Partnership Pending the Merger.  The
               ---------------------------------------------------------
Partnership covenants and agrees that, from the date of this Agreement until the Effective Time, unless the Merger Partnership shall otherwise agree in writing or as otherwise expressly contemplated by this Agreement:

          6.1.1 The business of the Partnership shall be conducted only in, and the Partnership shall not take any action except in, the ordinary course of business and consistent with past practices, and the Partnership shall use all commercially reasonable efforts to maintain and preserve its business organization, assets, prospects and advantageous business relationships.

          6.1.2 Except as contemplated hereby, the Partnership shall not directly or indirectly do any of the following: (i) sell, transfer, pledge, dispose of or encumber, except in the ordinary course of business and consistent with past practices, any properties or assets of the Partnership (including, without limitation, any indebtedness owed to it, including any Mortgage Revenue Bonds, or any claims held by it); (ii) whether or not in the ordinary course of business, sell or dispose of any property or asset which is material to the Partnership; (iii) whether or not in the ordinary course of business, permit any property or assets to become subject to any material Lien, other than Permitted Statutory Liens; (iv) amend or propose to amend the Partnership Agreement, the Partnership Certificate or similar organizational documents, any tax returns or any Mortgage Revenue Bonds or Mortgage Revenue Documents; (v) declare, set aside or pay any distribution, payable in cash, securities, property or otherwise, with respect to any of its partnership interests or BACs; provided, however,
                                                          --------  -------
that, subject to Sections 501, 502, 503, 504, 511, 512 and 513 of the American Stock Exchange Guide, the Partnership may accrue, on a monthly basis, an amount up to $.10 per BAC, in calendar year 1996, and pay, on a quarterly basis, such accrued amount to the holders of BACs; (vi) redeem, purchase or otherwise acquire or offer to redeem, purchase or otherwise acquire any partnership interests or BACs; or (vii) authorize or propose any of the foregoing, or enter into any contract, agreement, commitment, or arrangement to do any of the foregoing.

          6.1.3 Except as contemplated hereby, the Partnership shall not, directly or indirectly, (i) issue, sell, pledge or dispose of, or authorize, propose or agree to the issuance, sale, pledge or disposition of, any BACs or partnership interests, or any options, warrants or rights of any kind to acquire any shares of, or any securities convertible into or exchangeable for any BACs or partnership interests, or any other securities in respect of, in lieu of, or in substitution for, BACs or partnership interests outstanding on the date hereof; (ii) acquire (by merger, consolidation, or acquisition of stock or assets) any other Person, or make any investment either by purchase of stock or securities, contributions to capital, property transfer, or, except in the ordinary course of business and consistent with past practices, purchase of any property or assets of any other Person; (iii) incur any indebtedness for money borrowed or issue any debt securities or assume or guarantee any of the foregoing, except short-term indebtedness incurred in the ordinary course of business and consistent with past practices; (iv) endorse, or otherwise as an accommodation become responsible for, the obligations of any other Person, or make any loans or advances other than in the ordinary course of business and consistent with past practices; (v) voluntarily incur any other liability or obligation (absolute, accrued, contingent or otherwise), except in the ordinary course of business and consistent with past practices; (vi) waive, release, grant or transfer any rights of material value or modify or change in any material respect any agreement with or arrangement relating to any existing material license, lease, contract or other document, other than in the ordinary course of business and consistent with past practices; (vii) authorize or effect any material change in its capitalization; or (viii) authorize or commit to any of the actions prohibited in this Section 6.1.3, or enter into or modify any contract, agreement, commitment or arrangement to do any of the actions prohibited in this Section 6.1.3.

          6.1.4. The Partnership shall not make any tax election which may have a material adverse effect on the Condition of the Partnership or the Merger Partnership, change any material tax accounting method or settle or compromise any material federal, state, local or foreign income tax liability. The Partnership GP shall halt, suspend or limit trading of BACs to the extent necessary to prevent a termination of the Partnership for income tax purposes as a result of such trading or such trading in combination with the consummation of the Transaction.

          6.1.5 The Partnership shall not take any action or agree, in writing or otherwise, to take any of the actions prohibited by this Section 6.1 or any action which would make any representation or warranty in Section 4 hereof untrue or incorrect in any material respect.

          6.2  Conduct of Business by the Owner Partnerships Pending the Merger.
               ----------------------------------------------------------------
Each of the Owner Partnerships covenants and agrees, for itself only, that, from the date of this Agreement until the Effective Time, unless the Merger Partnership shall otherwise agree in writing or as otherwise expressly contemplated by this Agreement:

          6.2.1 The business of such Owner Partnership shall be conducted only in, and such Owner Partnership shall not take any action except in, the ordinary course of business and consistent with past practices, and such Owner Partnership shall use all commercially reasonable efforts to maintain and preserve its business organization, assets, prospects and advantageous business relationships.

          6.2.2 Except as contemplated hereby, such Owner Partnership shall not directly or indirectly do any of the following: (i) sell, transfer, pledge, dispose of or encumber, any properties or assets of such Owner Partnership (including, without limitation, any Mortgaged Property, any indebtedness owed to it or any claims held by it), other than personal property not material to such Owner Partnership which is sold or disposed of in the ordinary course of business consistent with past practices; (ii) permit any property or assets to become subject to any material Lien, other than Permitted Statutory Liens; (iii) amend or propose to amend the agreement of limited partnership, the certificate of limited partnership or similar organizational documents of such Owner Partnership, any tax returns or any Mortgage Revenue Bonds or Mortgage Revenue Documents; (iv) declare, set aside or pay any distribution, payable in cash, securities, property or otherwise, with respect to any of its partnership interests; (v) redeem, purchase or otherwise acquire or offer to redeem, purchase or otherwise acquire any partnership interests; or (vi) authorize or propose any of the foregoing, or enter into any contract, agreement, commitment, or arrangement to do any of the foregoing.

          6.2.3. Except as contemplated hereby, such Owner Partnership shall not, directly or indirectly, (i) issue, sell, pledge or dispose of, or authorize, propose or agree to the issuance, sale, pledge or disposition of, any partnership interests, or any options, warrants or rights of any kind to acquire any shares of, or any securities convertible into or exchangeable for any partnership interests, or any other securities in respect of, in lieu of, or in substitution for, partnership interests outstanding on the date hereof; (ii) acquire (by merger, consolidation, or acquisition of stock or assets) any other Person, or make any investment either by purchase of stock or securities, contributions to capital, property transfer, or purchase of any property or assets of any other Person (other than personal property with a fair market value of $10,000 or less purchased in the ordinary course of business and consistent with past practices); (iii) incur any indebtedness for money borrowed or issue any debt securities or assume or guarantee any of the foregoing, except short-term indebtedness incurred in the ordinary course of business and consistent with past practices; (iv) endorse, or otherwise as an accommodation become responsible for, the obligations of any other Person, or make any loans or advances (other than loans and advances not material to such Owner Partnership made in the ordinary course of business and consistent with past practices); (v) voluntarily incur any other liability or obligation (absolute, accrued, contingent or otherwise), except in the ordinary course of business and consistent with past practices; (vi) waive, release, grant or transfer any rights of material value or modify or change in any material respect any agreement with or arrangement relating to any existing material license, lease, contract or other document; (vii) authorize or effect any material change in its capitalization; or (viii) authorize or commit to any of the actions prohibited in this Section 6.2.3, or enter into or modify any contract, agreement, commitment or arrangement to do any of the actions prohibited in this Section
6.2.3. Notwithstanding the foregoing, the parties hereby agree that each Owner Partnership may make unbudgeted expenditures of up to $10,000 in the aggregate without the consent of the Merger Partnership.

          6.2.4 Such Owner Partnership shall not make any material tax election, change any material tax accounting method or settle or compromise any material federal, state, local or foreign income tax liability. Such Owner Partnership shall be permitted to file and contest any pending real estate tax assessment appeal in the ordinary course business and consistent with past practices, provided, that if such Owner Partnership is a Designated Owner
           --------
Partnership, it shall promptly notify the Merger Partnership of any proposed or pending increases to the valuation of its real property or the amount or rate of real estate taxes payable thereon.

          6.2.5 Such Owner Partnership shall not take any action or agree, in writing or otherwise, to take any of the actions prohibited by this Section 6.2 or any action which would make any representation or warranty in Section 5 hereof untrue or incorrect in any material respect.

          7.  Additional Agreements.
              ---------------------

          7.1  Proxy Statement; Other Filings.  As promptly as practicable after
               ------------------------------
the date hereof, the Partnership and the Merger Partnership shall jointly prepare and the Partnership shall file with the Commission under the Exchange Act, and shall use all commercially reasonable efforts to have cleared by the Commission, and promptly thereafter the Partnership shall mail to its limited partners and holders of BACs, a proxy statement and form of proxy with respect to the meeting of the partners of the Partnership referred to in Section 7.2 hereof, all the costs of which shall be advanced by the Merger Partnership. The term "Proxy Statement" shall mean such proxy statement at the time it initially is mailed to the limited partners of the Partnership and the holders of BACs and all amendments or supplements thereto, if any, similarly filed and mailed. As soon as practicable after the date of this Agreement, the Partnership and the Merger Partnership shall promptly prepare and file any other filings required under the Exchange Act, or any other federal or state securities laws relating to the Merger and the transactions contemplated herein ("Other Filings"). The Partnership shall notify the Merger Partnership promptly of the receipt of any comments of the Commission and of any request by the Commission for amendments or supplements to the Proxy Statement or by any other governmental official with respect to any Other Filing or for additional information and will supply the Merger Partnership with copies of all correspondence between the Partnership and its representatives, on the one hand, and the Commission or the members of its staff or any other appropriate government official on the other hand, with respect to the Proxy Statement and any Other Filings. The Partnership and the Merger Partnership each shall use all commercially reasonable efforts to obtain and furnish the information required to be included in the Proxy Statement and any Other Filing; and the Partnership, after consultation with the Merger Partnership, shall use all commercially reasonable efforts to respond promptly to any comments made by the Commission with respect to the Proxy Statement and any Other Filing and any preliminary version thereof and cause the Proxy Statement and related form of proxy to be mailed to the limited partners of the partnership and holders of BACs at the earliest practicable time. The Partnership shall notify the Merger Partnership of its intention to mail the Proxy Statement to the limited partners of the

Partnership and the holders of BACs, both orally and in writing, at least 48 hours prior to the intended time of such mailing. The information provided and to be provided by the Merger Partnership and the Partnership, respectively, for use in the Proxy Statement and any Other Filings shall, on the date the Proxy Statement is first mailed to the limited partners of the Partnership and the holders of BACs or any Other Filing is filed with the appropriate governmental official and in each case on the date of the meeting of the limited partners of the Partnership and the holders of BACs referred to in Section 7.2 hereof, be true and correct in all material respects and shall not omit to state any material fact required to be stated therein or necessary in order to make such information not false or misleading, and the Partnership and the Merger Partnership each agree to correct any such information provided by it for use in the Proxy Statement or any Other Filing which shall have become false or misleading. The Proxy Statement and any Other Filing, when filed with the Commission, shall comply as to form in all material respects with all applicable requirements of law.

          7.2  Meeting of the Limited Partners.  The Partnership shall take all
               -------------------------------
action necessary, in accordance with the Partnership Act, the Partnership Certificate and the Partnership Agreement to duly call, give notice of, convene and hold a meeting of the limited partners of the Partnership as promptly as practicable to consider and vote upon and obtain BAC Holder Approval of the Transaction, including, without limitation, the Merger, this Agreement, the replacement of the Partnership GP with the CAPREIT General Partner pursuant to
Section 2.3, and certain amendments to the Partnership Agreement (including, without limitation, to expressly authorize the Merger, this Agreement and the transactions contemplated hereby and the issuance of a limited partner interest in the Partnership pursuant to Section 7.14 below) (the "Meeting"). The Proxy Statement shall contain the determinations and recommendations of the Partnership GP as to the Transaction as set forth in Section 4.16 hereof. The Partnership shall use all commercially reasonable efforts to solicit from holders of BACs proxies in favor of adoption and approval of the Transaction and to take all other action necessary or, in the reasonable judgment of the Merger Partnership, helpful to secure the BAC Holder Approval of the Transaction. At any such Meeting, CAPREIT shall vote, or cause to be voted, all of the partnership interests in the Partnership then owned by CAPREIT or any of its Affiliates in favor of the Transaction.

          7.3  Fees and Expenses.
               -----------------

               7.3.1 If this Agreement or the transactions contemplated hereby are terminated or abandoned, and

               (i) such termination or abandonment results from the breach by the Partnership of the covenant set forth in Section 7.5, from a Fiduciary Out Termination or from a willful and material breach by the Partnership of any of its covenants or agreements set forth in this Agreement (specifically excluding any representations and warranties set forth in Section 4); or

               (ii) after the date of this Agreement and prior to or contemporaneously with such termination or abandonment, (A) the Partnership or the

     Partnership GP enters into any letter of intent or agreement with any Person (including the Partnership or any of its Affiliates and excluding the Merger Partnership and its Affiliates) or group (as defined in Section 13(d)(3) of the Exchange Act) (collectively, the "Designated Persons") relating to a (x) tender offer or exchange offer for any outstanding BACs at a per BAC price in excess of the Merger Consideration or (y) a Business Combination with or involving the Partnership or any of its Affiliates, or any transaction involving a transfer of beneficial ownership of BACs representing at least 10% of the outstanding BACs, (B) the Partnership or the Partnership GP shall file with the Commission a Schedule 14D-9 or similar document, or make any public announcement or communication, (x) recommending, endorsing or supporting a proposal, plan or intention by the Partnership or another Designated Person to effect any of the foregoing transactions or (y) failing to recommend, endorse and support the Transaction (unless the investment banking firm retained by the Partnership does not deliver a Fairness Opinion), or (C) any Designated Person shall have acquired beneficial ownership of at least 33 1/3% of the outstanding BACs (the foregoing events are herein collectively referred to as "Triggering Events"); or

               (iii) Within 270 days from the date of termination or abandonment of this Agreement, a Triggering Event shall have resulted in the Partnership or any holders of outstanding BACs receiving consideration (determined on a per BAC basis) in excess of the Merger Consideration.

then the Partnership shall pay to the Merger Partnership, within seven business days of written request therefor, a fee in the amount of $2.25 million cash. The parties intend that the payment of such fee and the payment of expenses as provided in Section 7.3.2 shall be the sole remedy for breach of this Agreement by the Partnership or any Owner Partnership and shall be made as liquidated damages in full satisfaction of the Partnership's or any Owner Partnership's liabilities or obligations hereunder.

          7.3.2 (a) If the Transaction is terminated or abandoned due to (w) a willful and material breach of the Merger Agreement by the Partnership or any Owner Partnership (other than a breach consisting solely of a breach of any representations or warranties set forth in Section 4 or 5), (x) the failure to fulfill the conditions specified in Section 8.3.1 or 8.3.3 (solely as it relates to Section 8.3.1) by the Partnership or any Owner Partnership, (y) a Fiduciary Out Termination or (z) the election by the Merger Partnership to terminate this Agreement pursuant to Section 9.1.9, the Partnership shall bear all of its own expenses and, in addition, shall promptly reimburse the Merger Partnership and its Affiliates for all reasonable out-of-pocket expenses (including, without limitation, all fees and expenses of counsel, outside accountants, investment banking firms, financing sources, third party experts and third party consultants to the Merger Partnership and its Affiliates) incurred by them or on their behalf in connection with the Transaction and the Proxy Statement, provided, that if and only if a payment is due under this Section 7.3.2(a) and
- --------
the closing under the Other Merger Agreement shall have occurred, then the amount payable under this Section 7.3.2(a) shall not exceed a maximum amount equal to the sum of (i) the amount of all such reasonable out-of-pocket expenses directly allocable to the transactions contemplated by this Agreement and (ii) 50% of the aggregate amount of any other such expenses incurred in connection both with the transactions contemplated by this Agreement and the transactions contemplated by the Other Merger Agreement and not directly allocable to the transactions contemplated by the Other Merger Agreement. Notwithstanding anything to the contrary herein, the aggregate amount payable by the Partnership to the Merger Partnership and its Affiliates pursuant to this Section 7.3.2(a) shall not exceed $2.5 million.

          (b) Unless the Transaction is terminated or abandoned due to (w) a willful and material breach by the Partnership or any Owner Partnership of this Agreement, (x) the failure to fulfill the conditions specified in Section 8.3.1,
8.3.3 (solely as it relates to Section 8.3.1), or 8.3.11 by the Partnership or any Owner Partnership, (y) a Fiduciary Out Termination or (z) the election by the Merger Partnership to terminate this Agreement pursuant to Section 9.1.9 or 9.1.10, the fees and expenses listed below shall be paid as follows:

          The Merger Partnership shall pay or reimburse the costs of (i) preparing, filing, printing and distributing the Proxy Statement and reasonable legal fees and expenses of counsel to the Merger Partnership and counsel to the Partnership, including in its capacity as counsel for the Owner Partnerships, and accounting fees and expenses of the Partnership's and the Owner Partnerships' outside accountants (such fees and expenses of the Partnership's counsel and accountants to be directly related to the Proxy Statement and the Transaction only), (ii) any fees to lenders in connection with obtaining the Commitment Letter or consummating the Financing or the Bond Refinancing, (iii) any transfer taxes and/or other reasonable out-of-pocket costs payable in connection with the Transaction, except as provided below, and (iv) the costs of any due diligence performed by or on behalf of the Merger Partnership, including any costs incurred by the Partnership in connection with such due diligence, but only with the prior approval by the Merger Partnership of any such cost incurrence. The Partnership shall pay the costs of (A) obtaining the Fairness Opinion and related legal and accounting fees and expenses, (B) the legal and accounting fees and expenses of the Partnership incurred in connection with the negotiation of this Agreement and (C) reimbursement of staff time and other internal costs of the Partnership GP and its Affiliates.

          (c) The Partnership agrees that, without at least 14 days' prior notice to the Merger Partnership and the prior written consent of the Merger Partnership, the Partnership shall not pay or incur in excess of $75,000 for reimbursement of staff time or other internal costs of the Partnership GP and its Affiliates through December 31, 1995. If the Closing Date shall not occur on or prior to December 31, 1995, the Partnership shall prepare new projections of such expenses by calendar quarter, subject to the review by the Merger Partnership in its reasonable judgment, and shall not pay or incur expenses except as consistent with post practice in terms of method of allocation.

          (d) Any request for reimbursement under Section 7.3.2(a) or (b) shall be made together with itemized invoices or other appropriate expense documentation. CAPREIT and its representatives shall have the right to review and audit all third party payments made by the Partnership, including, without limitation, the fees and expenses of legal counsel and accountants, and the Partnership shall provide CAPREIT with any documentation that CAPREIT or its representatives shall reasonably request in connection with such review and audit.

          (e) Except as provided in this Section 7.3.2 or otherwise in this Agreement, all costs and expenses incurred in connection with the Transaction shall be paid by the party incurring such expenses, whether or not the Transaction is consummated and, in any case, the Partnership GP shall pay its own legal fees and other expenses.

          7.4  Further Agreements
               ------------------

          7.4.1 Subject to the terms and conditions herein provided, each of the parties hereto agrees to use all commercially reasonable efforts to take, or cause to be taken, all action and to do, or cause to be done, all things necessary, proper or advisable to consummate and make effective as promptly as practicable the transactions contemplated by this Agreement and to cooperate with each other in connection with the foregoing, including (i) using all commercially reasonable efforts to obtain all necessary waivers, consents and approvals from other parties to loan agreements, leases and other contracts and instruments; (ii) using all commercially reasonable efforts (a) to obtain all necessary consents, approvals and authorizations as are required to be obtained under any federal, state or foreign law or regulations, (b) to defend all lawsuits or other legal proceedings challenging this Agreement or the consummation of the transactions contemplated hereby (collectively, "Designated Actions"), (c) to lift or rescind any injunction or restraining order or other order adversely affecting the ability of the parties to consummate the transactions contemplated hereby, and (d) to effect all necessary registrations and filings, including, but not limited to, filings under the Hart-Scott-Rodino Act, if any, and submissions of information requested by governmental authorities. For purposes of the foregoing sentence, the obligations of the Partnership and the Merger Partnership to use "all commercially reasonable efforts" to obtain waivers, consents and approvals to loan agreements, leases and other contracts shall not include any obligation to agree to an adverse modification of the terms of such documents or to pay or incur additional obligations to such other parties.

          7.4.2 In connection with any Designated Action, the Partnership hereby agrees to: (i) promptly deliver to the Merger Partnership copies of all complaints, pleadings and other filings relating to any Designated Action; (ii) provide drafts of its reply, motions and other pleadings to the Merger Partnership for review and comment prior to filing or serving any such reply, motion or pleading and not to file any such reply, motion or pleading until the earlier of (x) receipt of consent from the Merger Partnership or (y) the day of the deadline for such motion, reply or pleading; and (iii) consult with the Merger Partnership in a timely manner prior to taking any other action.

          7.5  Shop Limitation.
               ---------------

          7.5.1 Subject to Section 7.5.2 below, each of the Partnership and the Partnership GP will not, directly or indirectly, through any general partner, officer, director, agent, or Affiliate of any of the foregoing, or otherwise (i) solicit, initiate or invite the submission of inquiries, proposals or offers from any Person relating to any Business Combination, or (ii) enter into or participate in any discussions or negotiations regarding any of the foregoing, or furnish to any Person any information with respect to the business, properties or assets of the Partnership or any of the foregoing, or (iii) otherwise cooperate in any way with, or assist or participate in, facilitate or encourage, any effort or attempt by any Person to do or seek any of the foregoing. The Partnership shall immediately notify the Merger Partnership if any such proposal or offer, or any inquiry or contact with any Person with respect thereto, is made.

          7.5.2 If the Partnership GP is required because of its fiduciary obligations to the holders of BACs to respond to an unsolicited inquiry, contact or proposal related to a Business Combination made by a third party to the Partnership (an "Alternative Proposal"), nothing in this Agreement shall prohibit the Partnership GP or the Partnership from responding to such Alternative Proposal, making any required disclosures under federal securities laws, providing information regarding the Partnership to the party making such Alternative Proposal, negotiating with such party in good faith, terminating this Agreement or taking any other action otherwise prohibited by Section 7.5.1 above because it is required to by fiduciary obligations to accept an Alternative Proposal (a "Fiduciary Out Termination"); provided, however, that
                                                      --------  -------
the Partnership agrees to give the Merger Partnership reasonable notice of any such response, negotiations or other matters, as well as a reasonable opportunity to respond, taking into account in good faith the facts and circumstances prevailing at the time of such response, negotiation or other matters.

          7.6  Additional Financial Statements.  (a) As soon as reasonably
               -------------------------------
practicable after they become publicly available, the Partnership shall furnish the Merger Partnership with (i) a consolidated balance sheet of the Partnership and related consolidated statements of operations and cash flows for all quarterly periods subsequent to the Balance Sheet Date and prior to the Effective Time, accompanied by statements by the Partnership GP that, in the opinion of the Partnership GP, such financial statements of the Partnership have been prepared pursuant to the rules and regulations of the Commission and fairly present (subject, in the case of unaudited financial statements, to changes resulting from year-end audit adjustments and other adjustments of a normal and recurring nature) the consolidated financial condition and results of operations of the Partnership, as of the dates and for the periods covered by such statements and (ii) any other financial statements that the Partnership shall prepare for any interim period subsequent to the Balance Sheet Date and prior to the Effective Time.

          (b) As soon as reasonably practicable after they are prepared, each Owner Partnership shall furnish the Merger Partnership with (i) a balance sheet of such Owner Partnership and related statements of operations, changes in partners' deficit and cash flows for all annual periods subsequent to the date hereof and prior to the Effective Time, accompanied by statements by its general partner that, in the opinion of such general partner, such financial statements have been prepared in conformity with the income tax basis of accounting applied on a consistent basis and fairly present (subject, in the case of unaudited financial statements, to changes resulting from year-end audit adjustments) the financial condition, results of operations and cash flows of such Owner Partnership, as of the dates and for the periods covered by such statements and
(ii) any other financial statements that such Owner Partnership shall prepare for any interim period subsequent to the date hereof and prior to the Effective Time.

          7.7  Access to Information; Confidentiality
               --------------------------------------

          7.7.1 Each of the Partnership and the Owner Partnerships shall, and shall cause its employees, consultants, accountants, counsel and agents to, afford to the Merger Partnership and its representatives and to the banks, lenders, financial institutions and others providing financing for the Transaction and others, complete access at all reasonable times to, from the date of this Agreement until the Effective Time, its offices, facilities, personnel, properties, books, records and contracts, and shall furnish the Merger Partnership and its representatives and such banks, lenders, financial institutions and others all financial, operating and other data and information as the Merger Partnership and its representatives and such banks, lenders, financial institutions and others, through their respective officers, employees or agents, may reasonably request.

          7.7.2 The confidentiality agreement, dated February 10, 1995, between CAPREIT and the Partnership shall remain in full force and effect in accordance with its terms and shall apply to any information provided pursuant to this
Section 7.7 or otherwise under this Agreement. The Merger Partnership hereby adopts and agrees on behalf of itself and its Affiliates to be bound by all of the terms and conditions of such confidentiality agreement, as if restated in full herein.

          7.7.3 No investigation pursuant to this Section 7.7 shall affect any representations or warranties of the parties herein or the conditions to the obligations of the parties hereto.

          7.8  Public Announcements concerning this Agreement or the Transaction
               --------------------
shall be issued without advance approval of the form and substance thereof by the Partnership and the Merger Partnership. Notwithstanding the foregoing, each of the Partnership and the Merger Partnership will use all commercially reasonable efforts to consult with each other before issuing any press release or otherwise making any public statements with respect hereto, provided, such
                                                               --------
obligation to use all commercially reasonable efforts shall be deemed satisfied if a draft of a press release or announcement is delivered for comment at least 24 hours prior to public release.

          7.9  Agreement to Defend and Indemnify.  For a period of 3 years and 6
               ---------------------------------
months from and after the Effective Time, the Surviving Partnership will continue in full force and effect for the benefit of the Partnership GP, the Assignor Limited Partner and their Affiliates the provisions of the Partnership Agreement, as currently in effect, related to indemnification of the Partnership GP, the Assignor Limited Partner and their Affiliates as if the Partnership GP and the Assignor Limited Partner continued to serve the Partnership as general partner and assignor limited partner, respectively, after the Effective Time. CAPREIT hereby guarantees the obligations of the Surviving Partnership under this Section 7.9 as if it were the indemnifying party thereunder, except that its obligations shall not be limited to the assets of the Surviving Partnership. For purposes of this Section 7.9 only, the term Affiliates shall have the meaning ascribed to such term in Section 5.08 of the Partnership Agreement.

          7.10  Notification of Certain Matters.  Each of the Partnership and
                -------------------------------
the Owner Partnerships shall give prompt notice to the Merger Partnership, and the Merger Partnership and its Affiliates shall give prompt notice to the Partnership and the pertinent Owner Partnership, as the case may be, of (i) the occurrence, or failure to occur, of any event which occurrence or failure would be likely to cause any representation or warranty contained in this Agreement and made by it to be untrue or inaccurate in any material respect at any time from the date hereof to the Effective Time, and (ii) any material failure of the Partnership, any Owner Partnership or the Merger Partnership, as the case may be, or of any general partner, officer, director, employee or agent of any thereof, to comply with or satisfy any covenant, condition or agreement to be complied with or satisfied by it hereunder, provided, however, that no such
                                            --------  -------
notifications shall affect the representations or warranties of the parties or the conditions to the obligations of the parties hereunder.

          7.11  Cooperation.  Each of the Partnership and the Partnership GP
                -----------
shall use all commercially reasonable efforts to assist, and cooperate with, the Merger Partnership, CAPREIT and their respective Affiliates in consummating the Financing, the Bond Refinancing and related transactions. In this regard, the Partnership and the Partnership GP consent to, and shall use all commercially reasonable efforts to assist, and cooperate with, the Merger Partnership, CAPREIT and their respective Affiliates with respect to, contacts by representatives of the Merger Partnership, CAPREIT and their Affiliates with issuers of the Mortgage Revenue Bonds and their representatives; provided, that
                                                                 --------
no Bond Refinancing shall close prior to the Effective Time. The Partnership and the Partnership GP shall be reimbursed for all reasonable out-of-pocket costs incurred by them in connection with such assistance and cooperation.

          7.12  Acquisition.  (a) On the Closing Date, C.R.I., Inc. ("CRI")
                -----------
shall sell, assign and transfer to a designee of CAPREIT its rights under the agreement pursuant to which the mortgage servicing and administrative fees are payable to CRI by the owners of the Mortgaged Properties, including the right to all fees thereunder for a price of $667,485 in cash, payable to CRI for servicing and administrative fees accrued through June 30, 1995.

          (b) On the Closing Date and subject to the approval of its board of directors and further subject to any necessary modification of the Memorandum of Understanding (as defined in Section 8.1.4), CRIIMI Mae Services Limited Partnership ("CRIIMI") shall sell, assign and transfer to a designee of CAPREIT its rights under the agreement pursuant to which mortgage servicing and administrative fees are payable to CRIIMI by the owners of the Mortgaged Properties, including the right to all fees thereunder, whether accrued as of the date hereof or that shall accrue or become payable from and after the date hereof, for a price of $566,676 in cash, payable to CRIIMI for servicing and administrative fees accrued from July 1, 1995 through the Closing Date (the "Accrued Fee Amount"), provided, that if the Closing shall occur after June 30,
                       --------
1996, then the Accrued Fee Amount shall be increased at the rate of $47,223 per month, it being understood that any partial month shall be pro rated according to the actual number of days elapsed.

          7.13  Treatment of Owner Partnerships.  At the sole discretion of
                -------------------------------
CAPREIT, each of the Owner Partnerships shall be treated as provided in one or more of the following subsections:

          (a) On the Closing Date, each of the partners of the Owner Partnerships shall sell, assign and transfer to CAPREIT or a designee thereof, for no additional consideration, all of the partnership interests in such Owner Partnership, all on terms and conditions to be determined by CAPREIT and the Owner Partnership;

          (b) On the Closing Date, each of the partners of each of the Owner Partnerships shall admit CAPREIT or its designee as the managing general partner of each of the Owner Partnerships, the partnership interests of each of the other partners of each of the Owner Partnerships shall be converted into limited partner interests in the applicable Owner Partnership, which limited partner interests shall not be transferable, and CAPREIT shall have the option to purchase such limited partner interests at any time during the five (5) year period following the Closing Date for fair market value, which fair market value shall be deemed for the purposes hereof to be the proportionate interest of such limited partner in the value of the property as encumbered; as managing general partner, CAPREIT or its designee shall have exclusive power and authority to consummate any Bond Refinancings without the consent of any of the partners; or

          (c) On the Closing Date, each of the Owner Partnerships shall sell, assign and transfer to CAPREIT or its designee, for no additional consideration and at no additional cost to the Owner Partnerships, all of the real property and other assets of such Owner Partnerships, all on terms and conditions to be determined by CAPREIT and the Owner Partnerships.

          7.14  Partnership Interests.  On the Closing Date and concurrently
                ---------------------
with or immediately prior to the Merger, at the request of CAPREIT, the Partnership shall issue to a designee of CAPREIT a limited partner interest in the Partnership in exchange for a capital contribution of certain real properties and/or other assets, all on terms and conditions to be determined by CAPREIT and the Partnership; provided that such issuance of a limited
                             --------
partnership interest shall not be effective unless the Merger is consummated.

          7.15  Tax Returns.  (a)  Neither the Merger Partnership nor CAPREIT
                -----------
shall cause the Surviving Partnership to, and the Surviving Partnership shall not, (x) amend any portion of any tax returns for years ending prior to the Effective Time to the extent that such portion relates to the accrual of interest on the Mortgage Revenue Bonds or (y) without the prior consent of the Partnership GP or its designee, which consent shall not be unreasonably withheld, otherwise amend, in any material respect, tax returns for years ending prior to the Effective Time.

          (b) The Surviving Partnership, CAPREIT and the Partnership GP shall use all commercially reasonable efforts to cooperate with and assist each other so that, after the Closing Date, all tax returns of the Partnership for the period ending on the Closing Date shall be timely filed and that Schedules K-1 shall be timely delivered to those Persons who were holders of BACs prior to the Closing Date. The cost of such filing and delivery shall be borne by the Surviving Partnership.

          7.16  Notice of Failure to Satisfy Closing Conditions.
                -----------------------------------------------

          (a) In the event that the Merger Partnership determines, on or after the date that the Partnership shall deliver a final Disclosure Schedule pursuant to Section 2.7 above and on or prior to the Closing Date, that any condition to the Merger Partnership's or the Partnership's obligation to close pursuant to
Section 8 will not be satisfied on or prior to the Closing Date, the Merger Partnership shall give prompt notice to the Partnership and, in the case of Sections 8.1 and 8.3, shall provide the Partnership a period of ten business days for the Partnership to satisfy all such conditions.

          (b) In the event that the Partnership determines on or prior to the Closing Date that any condition to the Partnership's or the Merger Partnership's obligation to close pursuant to Section 8 will not be satisfied on or prior to the Closing Date, the Partnership shall give prompt notice to the Merger Partnership and, in the case of Sections 8.1 and 8.2, shall provide the Merger Partnership a period of ten business days for the Merger Partnership to satisfy all such conditions.

          8.  Conditions.
              ----------

          8.1  Conditions to Obligation of Each Party to Effect the Transaction.
               ----------------------------------------------------------------
The respective obligations of each party to effect the Transaction shall be subject to the fulfillment at or prior to the Effective Time of each of the following conditions:

          8.1.1 All approvals, notices, filings, registrations and authorizations of any governmental authority required for consummation of the Transaction, including, without limitation, under the Hart-Scott-Rodino Act, shall have been obtained or made.

          8.1.2 BAC Holder Approval for the Transaction shall have been obtained in accordance with the Partnership Act and the Partnership Agreement.

          8.1.3 No preliminary or permanent injunction or other order, decree or ruling issued by a court of competent jurisdiction or by a governmental, regulatory or administrative agency or commission, nor any statute, rule, regulation or executive order promulgated or enacted by a governmental authority shall be in effect which would prevent the consummation of the Transaction.

          8.1.4 A court of competent jurisdiction shall have approved of the settlement of the cases captioned Zakin v. Dockser, et. al. and Wingard v.
                                  -------------------------     ----------
Dockser, et. al. (the "Suits") filed in connection with the transactions
- ----------------
contemplated hereunder, substantially as such settlement is set forth in the Memorandum of Understanding, dated as of January 31, 1996, among the counsel to the plaintiffs and the defendants named in the Suits, or as otherwise agreed by the parties, and such approval shall be final and non-appealable.

          8.2  Additional Conditions to the Obligation of the Partnership.  The
               ----------------------------------------------------------
obligation of the Partnership to effect the Transaction is also subject to the fulfillment at or prior to the Effective Time of each of the following conditions:

          8.2.1 The Merger Partnership shall in all material respects have performed each obligation to be performed by it hereunder on or prior to the Effective Time.

          8.2.2 The representations and warranties of the Merger Partnership set forth in this Agreement shall be true and correct in all material respects at and as of the Effective Time as if made at and as of such time, except to the extent that any such representation or warranty is made as of a specified date, in which case such representation or warranty shall have been true and correct as of such date.

          8.2.3 The Partnership shall have received a certificate of the Merger Partnership, dated the Closing Date, signed by the Merger Partnership GP, to the effect that the conditions specified in Sections 8.2.1 and 8.2.2 have been fulfilled.

          8.2.4 A favorable opinion (the "Fairness Opinion") of an investment banking firm reasonably acceptable to the Partnership as to the fairness of the Merger Consideration to the holders of the BACs, from a financial point of view, shall have been delivered to the Partnership.

          8.3  Additional Conditions to the Obligations of the Merger
               ------------------------------------------------------
Partnership.  The obligation of the Merger Partnership to effect the Transaction
- -----------
is also subject to the fulfillment at or prior to the Effective Time, or such earlier date as specified therein, of each of the following conditions:

          8.3.1 Each of the Partnership and the Owner Partnerships shall in all material respects have performed each obligation to be performed by it hereunder on or prior to the Effective Time.

          8.3.2 The Partnership shall have cash available and not restricted equal to at least to $3,987,500 and replacement reserves held for the Owner Partnerships equal to at least $475,695 as set forth in Exhibit F hereto, which Exhibit reflects projected balances as of December 31, 1995. If the Closing Date does not occur on or before December 31, 1995, the Partnership shall prepare new projections of cash available and not restricted and replacement reserves by calendar quarter, subject to the approval of the Merger Partnership in its reasonable business judgment; provided, however, that any new projections will
                              --------  -------
provide for cash available and not restricted at least equal to the amount set forth in this Section 8.3.2. Also, notwithstanding anything to the contrary herein, the cash available and not restricted reflected herein may be reduced by
(x) up to $812,500 to the extent used to settle or compromise Designated Actions and (y) amounts used for replacement reserve purposes for which the owner or manager of the Mortgaged Property has not yet made its related draw request to the loan servicer for reimbursement from the replacement reserve (provided that the Partnership can provide reasonable documentation from such owner or manager to explain any such reduction in cash available and not restricted), without resulting in a failure of this condition to Closing. For informational purposes only, Exhibit F also includes projections of tax and insurance escrows held by the Partnership's loan servicer for each of the Mortgaged Properties. These escrows are not owned by the Partnership. The balance in the tax and insurance escrows may fluctuate due to the timing of tax and insurance payments, but will always contain an amount at least equal to the amount of such tax and insurance payments then due and owing. The Partnership has little control over the use of replacement reserves by owners of the Mortgaged Properties that are not Owner Partnerships.

          8.3.3 The Merger Partnership shall have received certificates of each of the Partnership and the Owner Partnerships, dated the Closing Date, signed by the Partnership GP or the general partner of the Owner Partnerships, as applicable, to the effect that the conditions specified in Sections 8.3.1 and
8.3.2 have been fulfilled.

          8.3.4 The Merger Partnership shall have received evidence, in form and substance reasonably satisfactory to its counsel, that such licenses, permits, consents, approvals, waivers, authorizations, qualifications and orders of domestic governmental authorities and parties to contracts and leases with the Partnership or any Owner Partnership as are necessary in connection with the consummation of the transactions contemplated hereby (excluding (a) licenses, permits, consents, approvals, authorizations, qualifications or orders, the failure to obtain which after the consummation of the transactions contemplated hereby, in the aggregate, will not have a material adverse effect on the Condition of the Partnership or any Owner Partnership and (b) consents of issuers with respect to modification of the Mortgage Revenue Bonds), have been obtained, provided, that unless the Merger Partnership gives notice to the
          --------
Partnership prior to the Mailing Date that the Merger Partnership has no obligation to effect the Transaction because of the failure of the condition set forth in this Section 8.3.4, such condition shall be deemed waived.

          8.3.5 No action, suit or proceeding before any court or governmental authority shall have been commenced and be pending by any Person against the Partnership or the Merger Partnership or any of their Affiliates, partners, officers or directors seeking to restrain, prevent, change or delay in any material respect any of the terms or provisions of the Transaction or seeking material damages in connection therewith.

          8.3.6 The Merger Partnership, CAPREIT and its lenders shall have received the favorable legal opinion of Arent Fox Kintner Plotkin & Kahn, counsel to the Partnership, and or Richards, Layton & Finger, Special Delaware counsel to the Partnership, taken together, substantially to the effect set forth in Exhibit G.

          8.3.7 The Financing shall have been consummated in accordance with the terms of the Commitment Letter.

          8.3.8 Neither the Partnership nor any Owner Partnership shall have undergone a material adverse change in its Condition or its ability to perform its obligations under this Agreement. For purposes of this Section 8.3.8, the discovery after the Mailing Date of a fact which fact is materially adverse to the Condition of the Partnership or any Owner Partnership and which could not have been reasonably discovered by the Merger Partnership or its Affiliates on or prior to the Mailing Date shall be deemed to be a material adverse change to the Condition of the Partnership or such Owner Partnership or such Mortgaged Property.

          8.3.9 In connection with the removal and replacement of the Partnership GP, the Partnership GP shall have transferred its 1.01% general partnership interest in the Partnership to CAPREIT or a designee thereof.

               8.3.10 The closing of the merger under the Other Merger Agreement shall be occurring concurrently with the Merger.

          8.3.11 The Merger Partnership shall have determined that the legal, accounting and business due diligence investigation of the Partnership and the Owner Partnerships to be conducted by or on behalf of the Merger Partnership, including, without limitation, any information obtained from the Disclosure Schedule, has not revealed that proceeding with the Transaction would be inadvisable or contrary to the Merger Partnership's best interests, provided,
                                                                    --------
that, unless the Merger Partnership gives notice to the Partnership prior to the Mailing Date that the Merger Partnership has no obligation to effect the Transaction because of the failure of the condition set forth in this Section 8.3.11, such condition shall be deemed to be waived.

          8.3.12 All of the partnership or other interests in each of the Owner Partnerships shall be concurrently transferred to CAPREIT or a designee thereof pursuant to Section 7.13 above, except as otherwise provided in Section 7.13.

          8.3.13 The amount of Available Cash shall not be less than, (i) from the date hereof through September 30, 1996, $5,446,920, (ii) from October 1 through October 31, 1996, $5,399,140, and (iii) thereafter through November 30, 1996, $5,351,360.

          9.  Termination, Amendment and Waiver.
              ---------------------------------

          9.1  Termination.  This Agreement may be terminated and the
               -----------
Transaction contemplated hereby may be abandoned, by written notice promptly given to the other parties hereto, at any time prior to the Effective Time, whether prior to or after BAC Holder Approval of the Transaction:

          9.1.1 By mutual written consent of the Merger Partnership and the Partnership;

          9.1.2 By either the Merger Partnership or the Partnership, if a court of competent jurisdiction or governmental, regulatory or administrative agency or commission shall have issued an order, decree or ruling or taken any other action, in each case permanently restraining, enjoining or otherwise prohibiting the transactions contemplated by this Agreement and such order, decree, ruling or other action shall have become final and nonappealable;

          9.1.3 By either the Merger Partnership or the Partnership, if the Effective Time shall not have occurred on or before the Termination Date, unless the absence of such occurrence shall be due to the failure of the party seeking to terminate this Agreement to perform in all material respects each of its obligations under this Agreement required to be performed by it prior to the Effective Time;

          9.1.4 By either the Merger Partnership or the Partnership, if at the Meeting (including any adjournment thereof) BAC Holder Approval of the Transaction shall not be obtained;

          9.1.5 By the Merger Partnership, if the Partnership or the Partnership GP shall have (i) withdrawn, modified or amended in any respect its approval or recommendation of the Transaction as set forth in Section 4.16 hereof, (ii) failed to include in the Proxy Statement such recommendation (including the recommendation that the holders of each class of outstanding BACs vote in favor of the Transaction), or (iii) taken any public position inconsistent with such recommendation;

          9.1.6 By the Merger Partnership, if the Partnership or any Owner Partnership fails to perform in all material respects its obligations under this Agreement;

          9.1.7 By the Merger Partnership, if there shall have occurred a material adverse change in the Condition of the Partnership or any Owner Partnership since the date of this Agreement; or

          9.1.8 By the Partnership, if the Merger Partnership fails to perform in all material respects its obligations under this Agreement.

          9.1.9 By the Merger Partnership, if the Partnership shall have settled or compromised any Designated Action without the prior written consent of the Merger Partnership, unless such settlement or compromise (i) requires the payment of money by the Partnership in an amount which, when aggregated with the amount of money paid or payable in connection with all other Designated Actions, does not exceed $812,500 and (ii) does not include any other material term or condition to which the Merger Partnership shall reasonably object.

          9.1.10 By the Merger Partnership, if, prior to the Effective Time, the representations and warranties of each of the Partnership and the Owner Partnerships set forth in this Agreement shall not be true and correct in all material respects at any time as if made as of such time, except to the extent that any such representation or warranty is made as of a specific date, in which case such representation or warranty shall have been true and correct as of such date, provided, that for purposes of this Section 9.1.10, (x) the
      --------
representations and warranties set forth in Sections 4.14 and 5.14 shall be deemed to have been made irrespective of the qualification contained therein as to the Knowledge of the Partnership or the Designated Owner Partnership, and (y) the representations and warranties set forth in Sections 5.5, 5.6, 5.9, 5.10, 5.11, 5.12 and 5.13 shall not be deemed to have been breached solely as the result of any act or omission occurring after November 1, 1995.

          9.1.11 By the Partnership, in accordance with Section 8.2.5, if there shall have been a failure of the condition set forth therein.

          9.2  Effect of Termination.  In the event of the termination of this
               ---------------------
Agreement and abandonment of the Transaction as provided in Section 9.1 hereof, this Agreement shall forthwith become void and there shall be no liability on the part of the Merger Partnership or the Partnership, except as set forth in
Section 7.3 hereof and Section 7.7.2 hereof and except to the extent that such termination results from the wilful breach of a party hereto of any of its covenants or agreements set forth in this Agreement.

          9.3  Amendment.  This Agreement may not be amended except by an
               ---------
instrument in writing signed on behalf of each of the parties hereto; provided,
                                                                      --------
however, that after the BAC Holder Approval of the Transaction has been
- -------
obtained, no amendment may be made which changes the amount of cash to be paid for the BACs, or effects any change which would adversely affect the holders of BACs without the further BAC Holder Approval.

          9.4  Waiver.  At any time prior to the Effective Time, whether before
               ------
or after the Meeting, any party hereto, by a writing executed by its general partner, may (i) extend the time for the performance of any of the obligations or other acts of any other party hereto or (ii) subject to the proviso contained in Section 9.3 hereof, waive compliance with any of the agreements of any other party or with any conditions to its own obligations, except that the Partnership may not waive the condition set forth in Section 8.1.4.

          10.  General Provisions
               ------------------

          10.1  Notices.  All notices and other communications hereunder shall
                -------
be in writing and shall be deemed to have been duly given if delivered personally or sent by telegram, telecopier or three business days after it is sent by registered or certified mail, return receipt requested, postage prepaid, to the parties at the following addresses or at such other addresses as shall be specified by the parties by like notice:

               (a) if to the Merger Partnership or CAPREIT:

                   Watermark III Partners, L.P.
                   c/o Capital Apartment Properties, Inc.
                   11200 Rockville Pike
                   Rockville, Maryland 20852
                   Attention:  Richard Kadish, President
                   Facsimile:  (301) 231-0391

               (b)  with copies to:

                    Apollo Real Estate Advisors, L.P.
                    1301 Avenue of the Americas
                    38th Floor
                    New York, New York, 10019
                    Attention:  Ronald Kravit
                    Facsimile:  (212) 261-4060
                    and

                    Schulte Roth & Zabel
                    900 Third Avenue
                    New York, New York  10022
                    Attention:  Burton Lehman, Esq.
                    Facsimile:  (212) 593-5955

     (b) if to the Partnership, the Partnership GP or any Owner Partnership:

                    c/o C.R.I., Inc.
                    11200 Rockville Pike
                    Rockville, Maryland 20852
                    Attention: William B. Dockser, Chairman, and H. William Willoughby, President
                    Facsimile: (301) 231-0396

                    with a copy to:
                    Melissa Lackey, General Counsel
                    Facsimile:  (301) 468-3150

                    and

                    Arent Fox Kintner Plotkin & Kahn
                    1050 Connecticut Avenue, N.W.
                    Washington, D.C. 20036-5339
                    Attention:  Robert B. Hirsch, Esq.
                    Facsimile: (202) 857-6395


          10.2  Certain Definitions  As used in this Agreement, the following
                -------------------
terms shall have the meanings indicated below:

          "Affiliate" means, with respect to any Person, any other Person
           ---------
controlling, controlled by or under common control with, or the parents, spouse, lineal descendants or beneficiaries of, such Person, provided, that, in any case, (i) the following Persons shall be deemed to be Affiliates of the
Partnership: CRITEF III Associates Limited Partnership, C.R.I., Inc. and CRITEF III, Inc. and (ii) the following Persons shall be deemed Affiliates of the Merger Partnership: CAPREIT and CAPREIT Residential Corporation.

          "Assignor Limited Partner" means CRITEF III, Inc., a  Delaware
          -------------------------
corporation and the sole limited partner of the Partnership.

          "BAC Holder Approval" means the approval of the limited partners of
           -------------------
the Partnership, with the Assignor Limited Partner, pursuant to the Partnership Agreement, voting as instructed by the holders of the BACs.

          "Bond Refinancing" means the transaction pursuant to which the
           ----------------
Mortgage Revenue Bonds will be sold, amended, refinanced, or reissued, the closing of which shall not occur until after the Effective Time.

          "Business Combination" means any acquisition or purchase of assets of,
           --------------------
or any equity interest in, the Partnership or any tender offer (including a self tender offer), exchange offer, merger, consolidation, business combination, sale of substantial assets or of a substantial amount of assets, sale of securities, recapitalization, reorganization, refinancing, refunding, liquidation, dissolution or similar transactions involving the Partnership or other transactions involving any vote or consent of the holders of any class of BACs.

          "Closing Date" means the date upon which the Merger occurs.
           ------------

          "Code" means the Internal Revenue Code of 1986, as amended from time
           ----
to time, and, unless the context otherwise requires, the rules and regulations promulgated thereunder, from time to time.

          "Commission" means the Securities and Exchange Commission or any
           ----------
successor agency.

          "Commitment Letter" means one or more commitment letters or loan,
           -----------------
securities purchase, financing or similar agreements providing a financial commitment or obligation to provide debt financing for the Transaction.

          "Condition" means, with respect to any Person, the business, assets,
           ---------
properties, results of operations, financial or other condition or prospects of such Person and its Subsidiaries, taken as a whole.

          "Designated Owner Partnership" means Geary Courtyard Associates.
           ----------------------------

          "Disclosure Schedule" means the Disclosure Schedule setting forth
           -------------------
certain information concerning the Partnership and its assets required to be delivered by the Partnership to the Merger Partnership pursuant to Section 2.7 above.

          "Environmental Laws" includes the Comprehensive Environmental
           ------------------
Response, Compensation and Liability Act ("CERCLA"), 42 U.S.C. 9601 et seq, as amended; the Resource Conservation and Recovery Act ("RCRA), 42 U.S.C. 6901 et seq, as amended; the Clean Air Act ("CAA"), 42 U.S.C. 7401 et seq, as amended; the Clean Water Act ("CWA"), 33 U.S.C. 1251 et seq., as amended; the Occupational Safety and Health Act ("OSHA"), 29 U.S.C. 655 et seq., and any other federal, state, local or municipal laws, statutes, regulations, rules or ordinances imposing liability or establishing standards of conduct for protection of the environment.

          "Environmental Reports" means all environmental site assessments,
           ---------------------
remedial investigations/feasibility studies, reports, studies, tests or other documents relating to environmental compliance or the presence of Hazardous Materials at any of properties presently or formerly owned or operated by the Partnership or any predecessor in interest or any Mortgaged Property, at any facility which may have received Hazardous Materials generated by any property currently or formerly owned or operated by the Partnership or at any Mortgaged Property.

          "Exchange Act" means the Securities Exchange Act of 1934, as amended.
           ------------

          "Financing" means the debt financing of the Merger and the other
           ---------
transactions contemplated hereby.

          "Hart-Scott-Rodino Act" means the Hart-Scott-Rodino Antitrust
           ---------------------
Improvements Act of 1976, as amended, and the rules and regulations thereunder.

          "Individual Affiliate" means any Person who is now, or at any time
           --------------------
since January 1, 1990 has been, (a) a Partner of the Partnership, (b) a director or officer of the corporate general partner of the Partnership GP, (c) a director, officer or shareholder of the Assignor Limited Partner or (d) any "associate" (as defined in the rules pursuant to the Exchange Act) of any of the above.

          "Knowledge" means (i) with respect to the Partnership, the knowledge
           ---------
of (a) the Partnership GP, (b) the general partners of the Partnership GP and
(c) with respect to the entities referred to in the preceding clause (b) any of such entities current officers and directors; (ii) with respect to each Owner Partnership or the Designated Owner Partnership, the knowledge of (a) any general partner of such Owner Partnership or the Designated Owner Partnership and (b) any of such general partner's current officers or directors; and (iii) with respect to the Merger Partnership, the knowledge of CAPREIT and its Affiliates and their current officers and directors.

          "Lien" means any lien, pledge, mortgage, security interest, claim,
           ----
lease, charge, option, right of first refusal, easement, servitude, encumbrance, participation interest, assignment, or other restriction or limitation.

          "Mailing Date" means the first day on which the Proxy Statement is
           ------------
mailed to the holders of BACs pursuant to Section 7.1 above.

          "Mortgaged Property" means the land and the buildings thereon and
           ------------------
other assets securing the payment of the Mortgage Revenue Bonds.

          "Mortgage Revenue Bonds" means the mortgage revenue bonds owned by the
           ----------------------
Partnership, as described on the Disclosure Schedule.

          "Mortgage Revenue Documents" means all notes, loan agreements,
           --------------------------
indentures, land use restriction agreements, security agreements, mortgages and other agreements, instruments or documents, including all amendments and releases, evidencing, relating to or executed in connection with the Mortgage Revenue Bonds or any security interest in the Mortgaged Properties.

          "Order" means any judgement, ruling, order, writ, injunction, decree,
           -----
determination or requirement of any arbitrator or court or of any governmental or regulatory body, authority or agency, whether federal, state or local, domestic or foreign.

          "Other Merger Agreement" means the Agreement and Plan of Merger, dated
           ----------------------
as of the date hereof, among Watermark Partners, L.P., Capital Realty Investors Tax Exempt Fund Limited Partnership and CRITEF Associates Limited Partnership.

          "Owner Partnerships" means the Designated Owner Partnership, Ethans,
           ------------------
CRICO of Regency Woods Limited Partnership, CRICO of Ocean Walk Limited Partnership, CRICO of Valley Creek II Limited Partnership, and CRICO of Woodlane Place Limited Partnership.

          "Permitted Statutory Liens" means statutory Liens of landlords,
           -------------------------
carriers, warehousemen, mechanics and materialmen and other similar Liens imposed by law and incurred in the ordinary course of business for sums not yet delinquent.

          "Person" means any individual, corporation, partnership, limited
           ------
liability company, firm, joint venture, association, joint-stock company, trust, unincorporated organization, governmental body or other entity.

          "Requirements of Law" means (i) the certificate of limited partnership
           -------------------
of each of the Partnership and the Owner Partnerships, the agreements of limited partnership or other organizational or governing documents of each of the Partnership and the Owner Partnerships, (ii) any statute, law, treaty, rule, regulation or ordinance applicable to the Partnership or the Owner Partnerships, their respective assets or any Mortgaged Property (including, without limitation, Environmental Laws and occupational health and safety and food and drug regulations) or (iii) any judgment, decree, injunction, order or determination of any arbitrator or of any court or other governmental or regulatory authority or agency, whether federal, state or local, domestic or foreign, applicable to the Partnership or the Owner Partnerships, their respective assets or any Mortgaged Property.

          "Securities Act" means the Securities Act of 1933, as amended.
           --------------

          "Subsidiary" means, with respect to any Person, any corporation at
           ----------
least a majority of whose outstanding voting securities, or any other Person at least a majority of whose total equity interest, is owned by such Person.

          "Termination Date" means November 30, 1996.
           ----------------

          "Transaction" means (i) the sale of the Partnership GP's general
           -----------
partnership interest pursuant to Section 2.1, (ii) the issuance of a limited partnership interest in the Partnership pursuant to Section 7.14, (iii) the Merger, (iv) the transfer of the interests in the

Owner Partnerships pursuant to Section 7.13 and (v) certain amendments to the Partnership Agreement necessary to consummate the Merger (including, without limitation, providing for the redemption of partnership interests). The term "Transaction" does not include the Bond Refinancing.

          The following terms are defined in the corresponding Sections listed below:

          Term                                    Section
          ----                                   ---------
          Accrued Fee Amount....................  7.12
          Alternative Proposal..................  7.5.2
          Available Cash........................  2.2.1(f)
          BAC...................................  2.2.1
          Balance Sheet.........................  4.7
          Balance Sheet Date....................  4.7
          CAPREIT...............................  Recitals
          CAPREIT General Partner...............  2.3.1
          Certificate of Merger.................  1.3
          Commitment Date.......................  8.2.5
          CRIIMI................................  7.12
          Deposit...............................  2.6(a)
          Designated Actions....................  7.4.1
          Designated Persons....................  7.3.1(ii)
          Effective Time........................  1.3
          Ethans................................  5.3
          Excess Amount.........................  2.2.1(d)
          Fairness Opinion......................  8.2.4
          Fiduciary Out Termination.............  7.5.2
          Housing Acquisition Department Files..  4.18.1
          Interim Financial Statements..........  4.7
          Liabilities...........................  4.8
          Meeting...............................  7.2
          Merger................................  Recitals
          Merger Consideration..................  2.2.1
          Merger Partnership GP.................  Recitals
          Merger Partnership LP.................  Recitals
          MP Agreement..........................  3.1
          MP Certificate........................  3.1
          Other Filings.........................  7.1
          Partnership Act.......................  Recitals
          Partnership Agreement.................  2.3.11
          Partnership Certificate...............  1.4
          Partnership Financial Statements......  4.7
          Partnership GP........................  Recitals
          Partnership GP Agreement..............  4.1

          Partnership GP Certificate............  4.1
          Proxy Statement.......................  7.1
          Redemption Agent......................  2.3.1
          Redemption Fund.......................  2.3.2
          SEC Filings...........................  4.7
          Suits.................................  8.1.4
          Surviving Partnership.................  1.1
          Triggering Events.....................  7.3.1(ii)

          10.3  Representations and Warranties; Etc.  (a) The respective
                ------------------------------------
representations and warranties of the Partnership, each Owner Partnership and the Merger Partnership contained herein shall expire with, and be terminated and extinguished upon, consummation of the Merger, and thereafter none of the Partnership, any Owner Partnership or the Merger Partnership, or any general partner or principal of any thereof, shall be under any liability whatsoever with respect to any such representation or warranty. This Section 10.3 shall have no effect upon any other obligation of the parties hereto, whether to be performed before or after the consummation of the Merger.

          (b) Notwithstanding anything to the contrary herein, there shall be no liability whatsoever for breach of any of the representations and warranties set forth in Section 4 or 5, the parties agreeing that the Merger Partnership's sole remedy therefor shall be to invoke the condition to Closing set forth in Section 8.3.2.

          10.4  Validity. The invalidity or unenforceability of any provision of
                --------
 this Agreement shall not affect the validity or enforceability of any other provisions of this Agreement, which shall remain in full force and effect.

          10.5  Descriptive Headings. The descriptive headings herein are
                --------------------
inserted for convenience of reference only and are not intended to be part of or to affect the meaning or interpretation of this Agreement.

          10.6  Parties in Interest. This Agreement shall be binding upon and
                -------------------
inure solely to the benefit of each party hereto, and nothing in this Agreement, express or implied, is intended to confer upon any other Person any rights or remedies of any nature whatsoever under or by reason of this Agreement except the right of the holders of BACs to receive cash as provided in Section 2.2.1 hereof (subject in each case to the consummation of the Transaction pursuant to this Agreement).

          10.7  Incorporation of Recitals. The recitals hereto are incorporated
                --------------------------
into this Agreement as if fully restated herein.

          10.8  Miscellaneous.  This Agreement (i) constitutes the entire
                -------------
agreement and supersedes all other prior agreements and undertakings, both written and oral, between the parties with respect to the subject matter hereof;
(ii) may not be assigned, except that the Merger

Partnership may assign its rights hereunder in whole or in part to one or more of its direct or indirect Subsidiaries or Affiliates, each of which, in written instruments reasonably satisfactory to the Partnership, shall agree to assume all of the Merger Partnership's obligations hereunder so assigned to it and be bound by all of the terms and conditions of this Agreement; and (iii) shall be governed in all respects, including validity, interpretation and effect, by the laws of the State of New York applicable to agreements made and to be performed entirely within such State. This Agreement may be executed in one or more counterparts which together shall constitute a single agreement.

        IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed as of the date first above written.

               WATERMARK III PARTNERS, L.P.

               By: Capital Apartment Properties, Inc., its general partner



               By:  /s Richard Kadish
                    ------------------------------------
                    Name:
                    Title:


               CAPITAL REALTY INVESTORS TAX EXEMPT
                III LIMITED PARTNERSHIP


               By:  CRITEF III Associates Limited Partnership, its general partner
                    By:  C.R.I., Inc., its general partner



               By:  /s/ William B. Dockser
                    --------------------------------------
                    Name:
                    Title:



               WILLIAM B. DOCKSER


               /s/ William B. Dockser
               ------------------------------------------


               H. WILLIAM WILLOUGHBY


               /s/ H. William Willoughby
               -------------------------------------------



               CAPITAL APARTMENT PROPERTIES, INC.


               By:  /s/ Richard Kadish
                    ---------------------------------------
                    Name:
                    Title:



                    GEARY COURTYARD ASSOCIATES

                    By:  CRICO of Geary  Courtyard, Inc.,
                         its general partner

               By:  /s/ William B. Dockser
                    ----------------------
                    Name:
                    Title:



               CRICO OF ETHAN'S II LIMITED PARTNERSHIP
               By:  CRICO of Ethan's II, Inc.,
                    its general partner


               By:  /s/ William B. Dockser
                    ----------------------
                    Name:
                    Title:



               CRICO OF REGENCY WOODS LIMITED PARTNERSHIP
               By:  CRICO of Regency Woods, Inc.,
                    its general partner


               By:  /s/ William B. Dockser
                    ----------------------
                    Name:
                    Title:



               CRICO OF OCEAN WALK LIMITED PARTNERSHIP
               By:  CRICO of Ocean Walk, Inc.
                    its general partner


               By:  /s/ William B. Dockser
                    ----------------------
                    Name:
                    Title:



               CRICO OF OCEAN WALK LIMITED PARTNERSHIP
               By:  CRICO of Ocean Walk, Inc.
                    its general partner


               By:  /s/ William B. Dockser
                    ----------------------
                    Name:
                    Title:

               CRICO OF VALLEY CREEK II LIMITED PARTNERSHIP
               By:  CRICO of Valley Creek II, Inc.,
                    its general partner


               By:  /s/ William B. Dockser
                    ----------------------
                    Name:
                    Title:



               CRICO OF WOODLANE PLACE LIMITED PARTNERSHIP
               By:  CRICO of Woodlane Place, Inc.,
                    its general partner


               By:  /s/ William B. Dockser
                    ----------------------
                    Name:
                    Title:

                                                                    APPENDIX B-1


                       OPINION OF OPPENHEIMER & CO., INC.

                                  DELIVERED TO

                    CAPITAL REALTY INVESTORS TAX EXEMPT FUND

                         LIMITED PARTNERSHIP, SERIES I

                    [LETTEREHAD OF OPPENHEIMER & CO., INC.]

                                                                  March 14, 1996

Capital Realty Investors Tax Exempt
        Fund Limited Partnership
c/o The CRI Building
11200 Rockville Pike
Rockville, MD 20852

Gentlemen:

     You have requested our opinion as to the fairness, from a financial point of view, of the redemption price to the holders (the "BAC Holders") of Beneficial Assignee Certificates in Series I issued by Capital Realty Investors Tax Exempt Fund Limited Partnership ("Fund I-II") with regard to the acquisition of Fund I-II by Capital Apartment Properties, Inc. ("CAPREIT") pursuant to the mergers (the "Mergers") of an affiliate of CAPREIT with and into each of Fund I-II and Capital Realty Investors Tax Exempt Fund III Limited Partnership. Unless otherwise defined in this Fairness Opinion, all capitalized terms used herein which are not otherwise defined herein shall have the respective meanings ascribed to them in the definitive proxy statement to be used in connection with the Mergers (the "Proxy Statement").

     Oppenheimer & Co., Inc. ("Oppenheimer"), as part of its investment banking business, is regularly engaged in the valuation of businesses and securities in connection with mergers and acquisitions, negotiated underwritings, competitive biddings, secondary distributions of listed and unlisted securities, private placements and valuations for corporate, estate and other purposes. We have been retained by Fund I-II for the purpose of, and will receive a fee for, rendering this Fairness Opinion.

     In connection with our Fairness Opinion, we have: reviewed the Fund I-II Merger Agreement; reviewed documents relating to the issuance of Fund I-II's mortgage revenue bonds ("Mortgage Revenue Bonds"); held discussions with CRITEF Associates Limited Partnership (the "General Partner") or its representatives, including employees of C.R.I., Inc. ("CRI"); inspected each of the properties owned by the Partnership which secure the Mortgage Revenue Bonds and the multi-family rental housing market in the geographic areas where the properties securing the Mortgage Revenue Bonds are located; reviewed independent engineering reports and phase I environmental reports for each property prepared for CAPREIT by Law Engineering and Environmental Services; reviewed independent engineering reports for each property prepared for CAPREIT by ValCon Construction Consultants, Inc.; reviewed construction and site inspection reports for each property prepared by The Related Companies; reviewed audited financial statements of Fund I-II for the calendar years 1992, 1993, and 1994, and unaudited financial statements of Fund I-II for the nine months ended September 30, 1995; reviewed audited financial statements for each of the properties which secure the Mortgage Revenue Bonds for the calendar years 1992, 1993 and 1994 (except Observatory II whose unaudited financial statements for calendar years 1993 and 1994 were reviewed), 1995 unaudited operating statements for each property, and certain financial and other information relating to Fund I-II that was publicly available or furnished to Oppenheimer by the General Partner, including 1995 property operating budgets, certain internal financial analyses, forecasts, and reports and other information prepared by or with the approval of the General Partner or its representatives, or by CAPREIT Residential, an affiliate of CAPREIT; reviewed the March 14, 1996 draft of the Proxy Statement; reviewed a written analysis prepared by counsel to the General Partner relating to those portions of the limited partnership agreement for Fund I-II which govern the distribution of proceeds of Fund I-II upon a liquidation or sale of all or substantially all of its assets; held discussions with the General Partner and its representatives, including employees of CRI; and conducted such other investigation, financial analysis and studies Oppenheimer deemed appropriate for the purposes of its Fairness Opinion. Oppenheimer's Fairness Opinion is based upon analyses of the foregoing factors in light of our assessment of general economic, financial and market conditions as they exist on
the date hereof.   Events occurring after such date could materially affect the assumptions and conclusions contained in the Fairness Opinion. We have not been requested or engaged and did not undertake to reaffirm or revise our Fairness Opinion or otherwise comment upon any events occurring after the date thereof.

     We have relied, without assuming responsibility for independent verification or investigation, on the accuracy and completeness of all financial and operating data, financial analysis, financial and operating forecasts, reports and other information that were publicly available, compiled or approved by or otherwise furnished or communicated to Oppenheimer by or on behalf of the General Partner of Fund I-II. With respect to financial forecasts utilized by Oppenheimer, the General Partner represented to Oppenheimer that they are reasonable projections as to future financial performance, and that there is a reasonable probability that the projections would prove to be substantially correct. Oppenheimer did not make an independent evaluation or appraisal of the assets or liabilities (contingent or otherwise) of Fund I-II nor was Oppenheimer furnished with any such evaluations or appraisals.

     In connection with the preparation of this Fairness Opinion, Oppenheimer assumed that upon closing of the Mergers the actual Adjustment Amount for Series I of Fund I-II does not exceed the maximum Adjustment Amount for such Series.
In addition, Oppenheimer also assumed that, prior to the closing of the Mergers, the Zakin and Wingard Actions shall be subject to final and non-appealable settlements.

     Oppenheimer was not requested to serve as financial advisor to the General Partner or Fund I-II or to assist the General Partner in the merger negotiations or in the negotiations of the related transactions involving the General Partner and its affiliates and CAPREIT. Oppenheimer was not requested to and does not make any recommendation to the BAC Holders regarding the Mergers. Further, Oppenheimer was not requested to and did not make any evaluation regarding any other proposal submitted to the General Partner by third parties with regard to any alternative transactions and Oppenheimer expresses no opinion on any such proposed transaction, including whether such alternative transaction may be superior for the BAC Holders to the Mergers. Also, Oppenheimer did not analyze the impact of any federal, state or local income taxes to the BAC Holders arising out of the Mergers. Additionally, Oppenheimer has not taken into account any consideration paid to or other benefits to be received by the General Partner and its affiliates, including CRI, or CRIIMI

MAE Services Limited Partnership in connection with the Mergers and Oppenheimer expresses no opinion thereon.

     It is understood that this Fairness Opinion is not to be quoted, referred to, excerpted or summarized in whole or in part, or used for any purpose, without our written consent. We have been engaged by Fund I-II for the purpose of rendering this Fairness Opinion, in connection with which we will receive a fee payable in installments (i) upon engagement, (ii) the rendering of the Fairness Opinion, and (iii) upon the consummation of, and contingent as to, the Mergers.

     Based upon and subject to the foregoing and based upon such other matters as we consider relevant, it is our opinion that, as of the date hereof, the Redemption Price offered is fair, from a financial point of view, to the BAC Holders.

                                             Very truly yours,

                                             /s/ Oppenheimer & Co., Inc.

                                             Oppenheimer & Co., Inc.

                                                                    APPENDIX B-2


                       OPINION OF OPPENHEIMER & CO., INC.

                                  DELIVERED TO

                    CAPITAL REALTY INVESTORS TAX EXEMPT FUND

                         LIMITED PARTNERSHIP, SERIES II

                    [LETTERHEAD OF OPPENHEIMER & CO., INC.]


                                                                  March 14, 1996

Capital Realty Investors Tax Exempt
        Fund Limited Partnership
c/o The CRI Building
11200 Rockville Pike
Rockville, MD 20852

Gentlemen:

     You have requested our opinion as to the fairness, from a financial point of view, of the redemption price to the holders (the "BAC Holders") of Beneficial Assignee Certificates in Series II issued by Capital Realty Investors Tax Exempt Fund Limited Partnership ("Fund I-II") with regard to the acquisition of Fund I-II by Capital Apartment Properties, Inc. ("CAPREIT") pursuant to the mergers (the "Mergers") of an affiliate of CAPREIT with and into each of Fund I-II and Capital Realty Investors Tax Exempt Fund III Limited Partnership. Unless otherwise defined in this Fairness Opinion, all capitalized terms used herein which are not otherwise defined herein shall have the respective meanings ascribed to them in the definitive proxy statement to be used in connection with the Mergers (the "Proxy Statement").

     Oppenheimer & Co., Inc. ("Oppenheimer"), as part of its investment banking business, is regularly engaged in the valuation of businesses and securities in connection with mergers and acquisitions, negotiated underwritings, competitive biddings, secondary distributions of listed and unlisted securities, private placements and valuations for corporate, estate and other purposes. We have been retained by Fund I-II for the purpose of, and will receive a fee for, rendering this Fairness Opinion.

     In connection with our Fairness Opinion, we have: reviewed the Fund I-II Merger Agreement; reviewed documents relating to the issuance of Fund I-II's mortgage revenue bonds ("Mortgage Revenue Bonds"); held discussions with CRITEF Associates Limited Partnership (the "General Partner") or its representatives, including employees of C.R.I., Inc. ("CRI"); inspected each of the properties owned by the Partnership which secure the Mortgage Revenue Bonds and the multi-family rental housing market in the geographic areas where the properties securing the Mortgage Revenue Bonds are located; reviewed independent engineering reports and phase I environmental reports for each property prepared for CAPREIT by Law Engineering and Environmental Services; reviewed independent engineering reports for each property prepared for CAPREIT by ValCon Construction Consultants, Inc.; reviewed construction and site inspection reports for each property prepared by The Related Companies; reviewed audited financial statements of Fund I-II for the calendar years 1992, 1993, and 1994, and unaudited financial statements of Fund I-II for the nine months ended September 30, 1995; reviewed audited financial statements for each of the properties which secure the Mortgage Revenue Bonds for the calendar years 1992, 1993 and 1994, 1995 unaudited operating statements for each property, and certain financial and other information relating to Fund I-II that was publicly available or furnished to Oppenheimer by the General Partner, including 1995 property operating budgets, certain internal financial analyses, forecasts, and reports and other information prepared by or with the approval of the General Partner or its representatives, or by CAPREIT Residential; reviewed the March 14, 1996 draft of the Proxy Statement; reviewed a written analysis prepared by counsel to the General Partner relating to those portions of the limited partnership agreement for Fund I-II which govern the distribution of proceeds of Fund I-II upon a liquidation or sale of all or substantially all of its assets; held discussions with the General Partner and its representatives, including employees of CRI; and conducted such other investigation, financial analysis and studies Oppenheimer deemed appropriate for the purposes of its Fairness Opinion. Oppenheimer's Fairness Opinion is based upon analyses of the foregoing factors in light of our assessment of general economic, financial and market conditions
as they exist on the date hereof.   Events occurring after such date could
materially affect the assumptions and conclusions contained in the Fairness Opinion. We have not been requested or engaged and did not undertake to reaffirm or revise our Fairness Opinion or otherwise comment upon any events occurring after the date thereof.

     We have relied, without assuming responsibility for independent verification or investigation, on the accuracy and completeness of all financial and operating data, financial analysis, financial and operating forecasts, reports and other information that were publicly available, compiled or approved by or otherwise furnished or communicated to Oppenheimer by or on behalf of the General Partner of the Fund I-II. With respect to financial forecasts utilized by Oppenheimer, the General Partner represented to Oppenheimer that they are reasonable projections as to future financial performance, and that there is a reasonable probability that the projections would prove to be substantially correct. Oppenheimer did not make an independent evaluation or appraisal of the assets or liabilities (contingent or otherwise) of Fund I-II nor was Oppenheimer furnished with any such evaluations or appraisals.

     In connection with the preparation of this Fairness Opinion, Oppenheimer assumed that upon closing of the Mergers the actual Adjustment Amount for Series II of Fund I-II does not exceed the maximum Adjustment Amount for such Series. In addition, Oppenheimer also assumed that, prior to the closing of the Mergers, the Zakin and Wingard Actions shall be subject to final and non-appealable settlements.

     Oppenheimer was not requested to serve as financial advisor to the General Partner or Fund I-II or to assist the General Partner in the merger negotiations or in the negotiations of the related transactions involving the General Partner and its affiliates and CAPREIT. Oppenheimer was not requested to and does not make any recommendation to the BAC Holders regarding the Mergers. Further, Oppenheimer was not requested to and did not make any evaluation regarding any other proposal submitted to the General Partner by third parties with regard to any alternative transactions and Oppenheimer expresses no opinion on any such proposed transaction, including whether such alternative transaction may be superior for the BAC Holders to the Mergers. Also, Oppenheimer did not analyze the impact of any federal, state or local income taxes to the BAC Holders arising out of the Mergers. Additionally, Oppenheimer has not taken into account any consideration paid to or other benefits to be received by the General Partner and its affiliates, including CRI, or CRIIMI MAE Services Limited Partnership in connection with the Mergers and Oppenheimer expresses no opinion thereon.

     It is understood that this Fairness Opinion is not to be quoted, referred to, excerpted or summarized in whole or in part, or used for any purpose, without our written consent. We have been engaged by Fund I-II for the purpose of rendering this Fairness Opinion, in connection with which we will receive a fee payable in installments (i) upon engagement, (ii) the rendering of the Fairness Opinion, and (iii) upon the consummation of, and contingent as to, the Mergers.

     Based upon and subject to the foregoing and based upon such other matters as we consider relevant, it is our opinion that, as of the date hereof, the Redemption Price offered is fair, from a financial point of view, to the BAC Holders.

                                             Very truly yours,

                                             /s/ Oppenheimer & Co., Inc.

                                             Oppenheimer & Co., Inc.

                                                                    APPENDIX B-3



                       OPINION OF OPPENHEIMER & CO., INC.

                                  DELIVERED TO

                  CAPITAL REALTY INVESTORS TAX EXEMPT FUND III

                              LIMITED PARTNERSHIP

                    [LETTERHEAD OF OPPENHEIMER & CO., INC.]

                                                                  March 14, 1996

Capital Realty Investors Tax Exempt
        Fund III Limited Partnership
c/o The CRI Building
11200 Rockville Pike
Rockville, MD 20852

Gentlemen:

     You have requested our opinion as to the fairness, from a financial point of view, of the redemption price to the holders (the "BAC Holders") of Beneficial Assignee Certificates issued by Capital Realty Investors Tax Exempt Fund III Limited Partnership ("Fund III") with regard to the acquisition of Fund III by Capital Apartment Properties, Inc. ("CAPREIT") pursuant to the mergers (the "Mergers") of an affiliate of CAPREIT with and into each of Fund III and Capital Realty Investors Tax Exempt Fund Limited Partnership. Unless otherwise defined in this Fairness Opinion, all capitalized terms used herein which are not otherwise defined herein shall have the respective meanings ascribed to them in the definitive proxy statement to be used in connection with the Mergers (the "Proxy Statement").

     Oppenheimer & Co., Inc. ("Oppenheimer"), as part of its investment banking business, is regularly engaged in the valuation of businesses and securities in connection with mergers and acquisitions, negotiated underwritings, competitive biddings, secondary distributions of listed and unlisted securities, private placements and valuations for corporate, estate and other purposes. We have been retained by Fund III for the purpose of, and will receive a fee for, rendering this Fairness Opinion.

     In connection with our Fairness Opinion, we have: reviewed the Fund III Merger Agreement; reviewed documents relating to the issuance of Fund III's mortgage revenue bonds ("Mortgage Revenue Bonds"); held discussions with CRITEF III Associates Limited Partnership (the "General Partner") or its representatives, including employees of C.R.I., Inc. ("CRI"); inspected each of the properties owned by the Partnership which secure the Mortgage Revenue Bonds and the multi-family rental housing market in the geographic areas where the properties securing the Mortgage Revenue Bonds are located; reviewed independent engineering reports and phase I environmental reports for each property prepared for CAPREIT by Law Engineering and Environmental Services; reviewed independent engineering reports for each property prepared for CAPREIT by ValCon Construction Consultants, Inc.; reviewed construction and site inspection reports for each property prepared by The Related Companies; reviewed audited financial statements of Fund III for the calendar years 1992, 1993, and 1994, and unaudited financial statements of Fund III for the nine months ended September 30, 1995; reviewed audited financial statements for each of the properties which secure the Mortgage Revenue Bonds for the calendar years 1992, 1993 and 1994, 1995 unaudited financial statements for each property, and certain financial and other information relating to Fund III that was publicly available or furnished to Oppenheimer by the General Partner, including 1995 property operating budgets, certain internal financial analyses, forecasts, and reports and other information prepared by or with the approval of the General Partner or its representatives, or by CAPREIT Residential; reviewed the March 14, 1996 draft of the Proxy Statement; reviewed a written analysis prepared by counsel to the General Partner relating to those portions of the limited partnership agreement for Fund III which govern the distribution of proceeds of Fund III upon a liquidation or sale of all or substantially all of its assets; held discussions with the General Partner and its representatives, including employees of CRI; and conducted such other investigation, financial analysis and studies Oppenheimer deemed appropriate for the purposes of its Fairness Opinion. Oppenheimer's Fairness Opinion is based upon analyses of the foregoing factors in light of our assessment of general economic, financial and market
conditions as they exist on the date hereof.   Events occurring after such date
could materially affect the assumptions and conclusions contained in the Fairness Opinion. We have not been requested or engaged and did not undertake to reaffirm or revise our Fairness Opinion or otherwise comment upon any events occurring after the date thereof.

     We have relied, without assuming responsibility for independent verification or investigation, on the accuracy and completeness of all financial and operating data, financial analysis, financial and operating forecasts, reports and other information that were publicly available, compiled or approved by or otherwise furnished or communicated to Oppenheimer by or on behalf of the General Partner of the Fund III. With respect to financial forecasts utilized by Oppenheimer, the General Partner represented to Oppenheimer that they are reasonable projections as to future financial performance, and that there is a reasonable probability that the projections would prove to be substantially correct. Oppenheimer did not make an independent evaluation or appraisal of the assets or liabilities (contingent or otherwise) of Fund III nor was Oppenheimer furnished with any such evaluations or appraisals.

     In connection with the preparation of this Fairness Opinion, Oppenheimer assumed that upon closing of the Mergers the actual Adjustment Amount for Fund III does not exceed the maximum Adjustment Amount for such Series. In addition, Oppenheimer also assumed that, prior to the closing of the Mergers, the Zakin and Wingard Actions shall be subject to final and non-appealable settlements.

     Oppenheimer was not requested to serve as financial advisor to the General Partner or Fund III or to assist the General Partner in the merger negotiations or in the negotiations of the related transactions involving the General Partner and its affiliates and CAPREIT. Oppenheimer was not requested to and does not make any recommendation to the BAC Holders regarding the Mergers. Further, Oppenheimer was not requested to and did not make any evaluation regarding any other proposal submitted to the General Partner by third parties with regard to any alternative transactions and Oppenheimer expresses no opinion on any such proposed transaction, including whether such alternative transaction may be superior for the BAC Holders to the Mergers. Also, Oppenheimer did not analyze the impact of any federal, state or local income taxes to the BAC Holders arising out of the Mergers. Additionally, Oppenheimer has not taken into account any consideration paid to or other benefits to be received by the General Partner and its affiliates, including CRI, or CRIIMI

MAE Services Limited Partnership in connection with the Mergers and Oppenheimer expresses no opinion thereon.

     It is understood that this Fairness Opinion is not to be quoted, referred to, excerpted or summarized in whole or in part, or used for any purpose, without our written consent. We have been engaged by Fund III for the purpose of rendering this Fairness Opinion, in connection with which we will receive a fee payable in installments (i) upon engagement, (ii) the rendering of the Fairness Opinion, and (iii) upon the consummation of, and contingent as to, the Mergers.

     Based upon and subject to the foregoing and based upon such other matters as we consider relevant, it is our opinion that, as of the date hereof, the Redemption Price offered is fair, from a financial point of view, to the BAC Holders.

                                             Very truly yours,



                                             Oppenheimer & Co., Inc.

                                                                    APPENDIX C-1


                                    PROPOSED

                                   AMENDMENTS

                                     TO THE

                                   AGREEMENT

                                       OF

                              LIMITED PARTNERSHIP

                                       OF

                    CAPITAL REALTY INVESTORS TAX EXEMPT FUND

                              LIMITED PARTNERSHIP

                            AMENDMENT TO AGREEMENT
                            OF LIMITED PARTNERSHIP
                          OF CAPITAL REALTY INVESTORS
                      TAX EXEMPT FUND LIMITED PARTNERSHIP

          This Amendment to Agreement of Limited Partnership of Capital Realty Investors Tax Exempt Fund Limited Partnership (the "Partnership"), dated as of
                                                    -----------
__________ __, 199__ (this "Amendment"), is made and entered into by and between
                            ---------
[Capital Apartment Properties, Inc. or its designee] (the "CAPREIT General
                                                           ---------------
Partner"), CRITEF, Inc. (the "Assignor Limited Partner") and [Capital Apartment
- -------                       ------------------------
Properties, Inc. or its designee] (the "CAPREIT Limited Partner").
                                        -----------------------

                                   WITNESSETH
                                   ----------

          WHEREAS, as of August 1, 1986, CRITEF Associates Limited Partnership ("CRITEF Associates"), as general partner of the Partnership, executed a
  -----------------
Certificate of Limited Partnership of the Partnership (the "Certificate")
                                                            -----------
forming the Partnership under the Delaware Revised Uniform Limited Partnership Act (6 Del. C. (S) 17-101, et seq.) (as amended from time to time, the
       -------             -- ---
"Partnership Act"), which Certificate was filed with the Delaware Secretary of
- ----------------
State on August 19, 1986;

          WHEREAS, the partners of the Partnership entered into an Agreement of Limited Partnership of the Partnership, dated as of August 1, 1986 (as it may have been amended from time to time, the "Original Agreement");
                                          ------------------

          WHEREAS, it is contemplated that the Partnership will merge with Watermark Partners, L.P., a Delaware limited partnership (the "Merger
                                                               ------
Partnership"), with the Partnership being the surviving entity (the "Merger"),
- -----------                                                          ------
pursuant to an Amended and Restated Agreement and Plan of Merger, dated as of March 13, 1996 (as amended from time to time in accordance with its terms, the

"Merger Agreement"), among, inter alia, the Merger Partnership, the Partnership
- -----------------
and CRITEF Associates;

          WHEREAS, in contemplation of the Merger and related matters, the partners of the Partnership desire to set forth additional terms and conditions with respect to the Partnership; and

          NOW, THEREFORE, in consideration of the mutual promises made herein, the parties, intending to be legally bound, agree as follows:

                                   AMENDMENTS
                                   ----------

          1.  Removal and Admission.  CRITEF Associates is hereby removed as
              ---------------------
general partner of the Partnership and the CAPREIT General Partner is hereby simultaneously admitted to the Partnership as a replacement general partner of the Partnership. Execution by the CAPREIT General Partner of this Amendment shall constitute execution of a counterpart signature page to the Original Agreement and the CAPREIT General Partner's acceptance and agreement to be bound by the terms and provisions of the Original Agreement. Under the Original Agreement, the CAPREIT General Partner shall be the sole "General Partner" and the sole "Managing General Partner." The CAPREIT General Partner is hereby authorized to and shall continue the business of the Partnership as a remaining General Partner without dissolution. The CAPREIT General Partner shall file an amendment to the Certificate that reflects the fact that the CAPREIT General Partner is the sole general partner of the Partnership.

          2.  Assignment of General Partner Interest.  Notwithstanding any
              --------------------------------------
provision in the Original Agreement to the contrary, in accordance with Sections 6.05(b) and 10.02(b) of the Original Agreement, for value received, the receipt and sufficiency of which is hereby acknowledged, upon execution of this Amendment by the parties hereto, CRITEF Associates assigns, transfers and conveys all of its general partner interest in the Partnership (i.e., its 1.01% Interest) to the CAPREIT General Partner.

          3.  Issuance of Limited Partner Interest.  Notwithstanding anything to
              ------------------------------------
the contrary in the Original Agreement, including, without limitation, Section 5.04(o) of the Original Agreement, a limited partner interest in the Partnership is hereby issued by the Partnership to the CAPREIT Limited Partner in exchange for real property and/or other assets. Without the need for any consent, action or approval by any Person, the CAPREIT Limited Partner is hereby admitted to the Partnership as a limited partner of the Partnership. Execution by the CAPREIT Limited Partner of this Amendment shall constitute execution of a counterpart signature page to the Original Agreement and the CAPREIT Limited Partner's acceptance and agreement to be bound by the terms and provisions of the Original Agreement. The parties hereto hereby agree that upon such admission, the CAPREIT General Partner's Interest shall be reduced to 1.00% of the Interests and the CAPREIT Limited Partner's Interest shall be 0.01% of the Interests. For purposes of the Original Agreement, any reference in the Original Agreement to 1.01% as it relates to the Interest of the General Partner shall be deemed to be a reference to the 1.00% Interest of the CAPREIT General Partner and the 0.01% Interest of the CAPREIT Limited Partner. The term "Assignees" as used in the Original Agreement does not include the CAPREIT Limited Partner as a limited partner of the Partnership.

          4.  Merger or Consolidation.
              -----------------------

          (a) Merger or Consolidation.  Notwithstanding anything in the Original
              -----------------------
Agreement to the contrary, upon the affirmative vote (either in person, by proxy or by written Consent) of the holders of a majority of the outstanding BACs (voting through the

Assignor Limited Partner in accordance with the Original Agreement), which vote may or may not be the same vote taken with respect to the adoption of this Amendment, the Partnership shall be authorized to consummate the transactions contemplated by the Merger and the Merger Agreement.

          (b) New Partnership Agreement.  In accordance with Section 17-211(g)
              -------------------------
of the Partnership Act, notwithstanding anything to the contrary contained in the Original Agreement, an agreement of merger or consolidation approved in accordance with Section 17-211(b) of the Partnership Act and the Original Agreement as amended by this Amendment or as otherwise amended from time to time (as so amended, the "Partnership Agreement") may (A) effect any amendment to the Partnership Agreement, or (B) effect the adoption of a new partnership agreement for the Partnership if it is the surviving or resulting limited partnership in the merger or consolidation. Any amendment to the Partnership Agreement or the adoption of a new partnership agreement made pursuant to the foregoing sentence shall be effective at the effective time or date of the merger or consolidation.

          (c) General Partner Authorization.  In connection with the Merger,
              -----------------------------
notwithstanding anything to the contrary in the Original Agreement, the CAPREIT General Partner shall be authorized, at such time in its sole discretion as it deems appropriate, to execute, acknowledge, verify, deliver, file and record, for and in the name of the Partnership and, to the extent necessary, the CAPREIT General Partner, any former general partner of the Partnership, the limited partners of the Partnership and the BAC Holders, any and all documents and instruments, including, without limitation, a certificate of merger and a partnership agreement for the surviving or resulting entity in the Merger, and shall do and perform any and all acts required by applicable law or which the CAPREIT General Partner, in its sole discretion, deems necessary, convenient or advisable, in order to effectuate the Merger.

                                 MISCELLANEOUS
                                 -------------

          1.  Capitalized Terms.  Initially capitalized terms used herein and
              -----------------
not otherwise defined are used as defined in the Original Agreement.

          2.  Successors and Assigns.  This Amendment shall be binding upon, and
              ----------------------
shall inure to the benefit of, the parties hereto and their respective successors and assigns.

          3.  Full Force and Effect.  Except to the extent modified hereby, the
              ---------------------
Original Agreement shall remain in full force and effect.

          4.  Counterparts.  This Amendment may be executed in counterparts, all
              ------------
of which together shall constitute one agreement binding on all parties hereto, notwithstanding that all such parties are not signatories to the original or same counterpart, provided, however, that no such counterpart shall be binding unless signed by the CAPREIT General Partner as Managing General Partner.

          5.  Governing Law.  This Amendment shall be interpreted in accordance
              -------------
with the laws of the State of Delaware (without regard to conflict of laws principles), all rights and remedies being governed by such laws.

          IN WITNESS WHEREOF, the undersigned have executed this Amendment as of the date first set forth above.

                                 CAPREIT GENERAL PARTNER:
                                 [NAME]

                                 By:_______________________________
                                    Name:
                                    Title:

                                 CAPREIT LIMITED PARTNER:
                                 ------------------------
                                 [NAME]

                                 By:_______________________________
                                    Name:
                                    Title:

                                 ASSIGNOR LIMITED PARTNER:
                                 CRITEF, INC.

                                 By:_______________________________
                                    Name:
                                    Title:

CRITEF ASSOCIATES LIMITED
PARTNERSHIP, merely to reflect its
agreement be bound by Section 2 of this
Amendment

By: C.R.I., Inc., its general partner

By:________________________________
    Name:
    Title:

                                                                    APPENDIX C-2


                                    PROPOSED

                                   AMENDMENTS

                                     TO THE

                                   AGREEMENT

                                       OF

                              LIMITED PARTNERSHIP

                                       OF

                  CAPITAL REALTY INVESTORS TAX EXEMPT FUND III


                              LIMITED PARTNERSHIP

                             AMENDMENT TO AGREEMENT
                             OF LIMITED PARTNERSHIP
                          OF CAPITAL REALTY INVESTORS
                    TAX EXEMPT FUND III LIMITED PARTNERSHIP


          This Amendment to Agreement of Limited Partnership of Capital Realty Investors Tax Exempt Fund III Limited Partnership (the "Partnership"), dated as of _____________, 199_ (this "Amendment"), is made and entered into by and between [Capital Apartment Properties, Inc. or its designee] (the "CAPREIT General Partner"), CRITEF, Inc. (the "Assignor Limited Partner") and [Capital Apartment Properties, Inc. or its designee] (the "CAPREIT Limited Partner").

                                   WITNESSETH
                                   ----------

          WHEREAS, as of September 1, 1987, CRITEF III Associates Limited Partnership ("CRITEF Associates"), as general partner of the Partnership, executed a Certificate of Limited Partnership of the Partnership (the "Certificate") forming the Partnership under the Delaware Revised Uniform Limited Partnership Act (6 Del. C. (S) 17-101, et seq.) (as amended from time to
                           -------             -- ---
time, the "Partnership Act"), which Certificate was filed with the Delaware Secretary of State on September 18, 1987;

          WHEREAS, the partners of the Partnership entered into an Agreement of Limited Partnership of the Partnership, dated as of September 1, 1987 (as it may have been amended from time to time, the "Original Agreement");

          WHEREAS, it is contemplated that the Partnership will merge with Watermark III Partners, L.P., a Delaware limited partnership (the "Merger Partnership"), with the Partnership being the surviving entity (the "Merger"), pursuant to an Amended and Restated Agreement and Plan of Merger, dated as of March 13, 1996 (as amended from time to time in accordance with its terms, the "Merger Agreement"), among, inter alia, the Merger Partnership, the Partnership and CRITEF Associates;

          WHEREAS, in contemplation of the Merger and related matters, the partners of the Partnership desire to set forth additional terms and conditions with respect to the Partnership; and

          NOW, THEREFORE, in consideration of the mutual promises made herein, the parties, intending to be legally bound, agree as follows:

                                   AMENDMENTS
                                   ----------

          1.  Removal and Admission.  CRITEF Associates is hereby removed as
              ---------------------
general partner of the Partnership and the CAPREIT General Partner is hereby simultaneously admitted to the Partnership as a replacement general partner of the Partnership. Execution by the

CAPREIT General Partner of this Amendment shall constitute execution of a counterpart signature page to the Original Agreement and the CAPREIT General Partner's acceptance and agreement to be bound by the terms and provisions of the Original Agreement. Under the Original Agreement, the CAPREIT General Partner shall be the sole "General Partner" and the sole "Managing General Partner." The CAPREIT General Partner is hereby authorized to and shall continue the business of the Partnership as a remaining General Partner without dissolution. The CAPREIT General Partner shall file an amendment to the Certificate that reflects the fact that the CAPREIT General Partner is the sole general partner of the Partnership.

          2.  Assignment of General Partner Interest. Notwithstanding any
              --------------------------------------
provision in the Original Agreement to the contrary, in accordance with Sections 6.05(b) and 10.02(b) of the Original Agreement, for value received, the receipt and sufficiency of which is hereby acknowledged, upon execution of this Amendment by the parties hereto, CRITEF Associates assigns, transfers and conveys all of its general partner interest in the Partnership (i.e., its 1.01% Interest), to the CAPREIT General Partner.

          3.  Issuance of Limited Partner Interest. Notwithstanding anything
              ------------------------------------
to the contrary in the Original Agreement, including, without limitation,
Section 5.04(o) of the Original Agreement, a limited partner interest in the Partnership is hereby issued by the Partnership to the CAPREIT Limited Partner in exchange for real property and/or other assets. Without the need for any consent, action or approval by any Person, the CAPREIT Limited Partner is hereby admitted to the Partnership as a limited partner of the Partnership. Execution by the CAPREIT Limited Partner of this Amendment shall constitute execution of a counterpart signature page to the Original Agreement and the CAPREIT Limited Partner's acceptance and agreement to be bound by the terms and provisions of the Original Agreement. The parties hereto hereby agree that upon such admission, the CAPREIT General Partner's Interest shall be reduced to 1.00% of the Interests and the CAPREIT Limited Partner's Interest shall be 0.01% of the Interests. For purposes of the Original Agreement, any reference in the Original Agreement to 1.01% as it relates to the Interest of the General Partner shall be deemed to be a reference to the 1.00% Interest of the CAPREIT General Partner and the 0.01% Interest of the CAPREIT Limited Partner. The term "Assignees" as used in the Original Agreement does not include the CAPREIT Limited Partner as a limited partner of the Partnership.

          4.  Merger or Consolidation.
              -----------------------
          (a) Merger or Consolidation.  Notwithstanding anything in the Original
              -----------------------
Agreement to the contrary, upon the affirmative vote (either in person, by proxy or by written Consent) of the holders of a majority of the outstanding BACs (voting through the Assignor Limited Partner in accordance with the Original Agreement), which vote may or may not be the same vote taken with respect to the adoption of this Amendment, the Partnership shall be authorized to consummate the transactions contemplated by the Merger and the Merger Agreement.

          (b) New Partnership Agreement.  In accordance with Section 17-211(g)
              -------------------------
of the Partnership Act, notwithstanding anything to the contrary contained in the Original

Agreement, an agreement of merger or consolidation approved in accordance with
Section 17-211(b) of the Partnership Act and the Original Agreement as amended by this Amendment or as otherwise amended from time to time (as so amended, the "Partnership Agreement") may (A) effect any amendment to the Partnership Agreement, or (B) effect the adoption of a new partnership agreement for the Partnership if it is the surviving or resulting limited partnership in the merger or consolidation. Any amendment to the Partnership Agreement or the adoption of a new partnership agreement made pursuant to the foregoing sentence shall be effective at the effective time or date of the merger or consolidation.

          (c) General Partner Authorization.  In connection with the Merger,
              -----------------------------
notwithstanding anything to the contrary in the Original Agreement, the CAPREIT General Partner shall be authorized, at such time in its sole discretion as it deemed appropriate, to execute, acknowledge, verify, deliver, file and record, for and in the name of the Partnership and, to the extent necessary, the CAPREIT General Partner, any former general partner of the Partnership, the limited partners of the Partnership and the BAC Holders, any and all documents and instruments, including, without limitation, a certificate of merger and a partnership agreement for the surviving or resulting entity in the Merger, and shall do and perform any and all acts required by applicable law or which the CAPREIT General Partner, in its sole discretion, deems necessary, convenient or advisable, in order to effectuate the Merger.

                                 MISCELLANEOUS
                                 -------------

          1.  Capitalized Terms.  Initially capitalized terms used herein and
              -----------------
not otherwise defined are used as defined in the Original Agreement.

          2.  Successors and Assigns.  This Amendment shall be binding upon,
              ----------------------
and shall inure to the benefit of, the parties hereto and their respective successors and assigns.

          3. Full Force and Effect.  Except to the extent modified hereby,
             ---------------------
the Original Agreement shall remain in full force and effect.

          4. Counterparts.  This Amendment may be executed in counterparts,
             ------------
all of which together shall constitute one agreement binding on all parties hereto, notwithstanding that all such parties are not signatories to the original or same counterpart, provided, however, that no such counterpart shall be binding unless signed by the CAPREIT General Partner as Managing General Partner.

          5. Governing Law.  This Amendment shall be interpreted in accordance
             -------------
with the laws of the State of Delaware (without regard to conflict of laws principles), all rights and remedies being governed by such laws.


          IN WITNESS WHEREOF, the undersigned have executed this Amendment as of the date first set forth above.

                                 CAPREIT GENERAL PARTNER:
                                 [NAME]


                                 By:______________________________
                                    Name:
                                    Title:


                                 CAPREIT LIMITED PARTNER:
                                 [NAME]


                                 By:______________________________
                                    Name:
                                    Title:


                                 ASSIGNOR LIMITED PARTNER:
                                 CRITEF III, INC.


                                 By:______________________________
                                    Name:
                                    Title:

CRITEF III ASSOCIATES LIMITED
PARTNERSHIP, merely to reflect its
agreement be bound by Section 2 of this
Amendment

By:  C.R.I., Inc., its general partner


By:______________________________
   Name:
   Title:

[GOLD]                                  CAPITAL REALTY INVESTORS TAX EXEMPT FUND
                                        LIMITED PARTNERSHIP, SERIES I

   PROXY

             The undersigned hereby appoints William B. Dockser and H. William Willoughby, each with the power to act alone and with full power of substitution and revocation, to represent and vote, as specified on the other side of this Proxy, all Beneficial Assignee Certificates ("BACs") of Capital Realty Investors Tax Exempt Fund Limited Partnership, Series I, which the undersigned is entitled to vote at the Special Meeting of BAC Holders to be held at 10:00A.M., local time, on ________ __, 1996, at [location] and all adjournments and postponements thereof. The undersigned revokes any previous proxies with respect to the matters covered by this Proxy.

             THE BACS REPRESENTED BY THIS PROXY WILL BE VOTED AS
   SPECIFIED ON THE OTHER SIDE. IF NO CHOICE IS SPECIFIED, THIS PROXY WILL BE VOTED FOR PROPOSALS 1, 2, 3 AND 4. THE PROXIES ARE AUTHORIZED, IN THEIR DISCRETION, TO VOTE SUCH BACS UPON ANY OTHER BUSINESS THAT MAY PROPERLY COME BEFORE THE SPECIAL MEETING.

             THE UNDERSIGNED HEREBY ACKNOWLEDGES RECEIPT OF THE JOINT PROXY STATEMENT OF CAPITAL REALTY INVESTORS TAX EXEMPT FUND LIMITED PARTNERSHIP, SERIES I AND II AND CAPITAL REALTY INVESTORS TAX EXEMPT FUND III LIMITED PARTNERSHIP.

                (Continued and to be signed on the other side.)

                                                            [X] PLEASE MARK YOUR
                                                                VOTE AS THIS


THE GENERAL PARTNERS RECOMMEND OF VOTE FOR PROPOSALS 1, 2, 3 & 4

THE APPROVAL OF EACH PROPOSAL IS CONDITIONED UPON THE APPROVAL OF EACH OTHER PROPOSAL.

PROPOSAL 1. APPROVAL OF THE MERGER PROPOSAL.            FOR   AGAINST   ABSTAIN
Approve and adopt the Second Amended and Restated       [_]     [_]       [_]
Agreement and Plan of Merger, dated May 18, 1996
(the "Merger Agreement"), among Capital Realty
Investors Tax Exempt Fund Limited Partnership
("Fund I-II"), CRITEF Associates Limited
Partnership, Watermark Partners, L.P. et al.

PROPOSAL 2. APPROVAL OF THE NEW PARTNERS                FOR   AGAINST   ABSTAIN
PROPOSAL.  Approve the removal of the current           [_]     [_]       [_]
general partner of Fund I-II and the election in its stead of a newly-formed, wholly-owned subsidiary of Capital Apartment Properties, Inc.
("CAPREIT")

PROPOSAL 3. APPROVAL OF THE AMENDMENT PROPOSAL.         FOR   AGAINST   ABSTAIN
Approve the Amendment of the Agreement of               [_]     [_]       [_]
Limited Partnership of Fund I-II to authorize expressly (i) the Merger, the Merger Agreement and the transactions contemplated thereby and
(ii) the admission of a designee of CAPREIT as a limited partner.

PROPOSAL 4. APPROVAL OF THE ADJOURNMENT OF THE          FOR   AGAINST   ABSTAIN
SPECIAL MEETING. Approve the adjournment of the         [_]     [_]       [_]
Special Meeting if the General Partner moves to adjourn.

THE GENERAL PARTNERS RECOMMEND THAT YOU SIGN, DATE, AND MAIL THIS PROXY TODAY.

                                                        [_] Change of address?
                                                              Check this box and
                                                              insert new address
                                                              below:

- --------------------------------------------------------------------------------

                                                        -----------------------

                                                        -----------------------


Signature(s):  ____________________________________  Dated:  __________________

Note: Please sign as name appears herein. Joint owners should each sign. When signing as attorney, executor, administrator, trustee of guardians, please give full title as such. If a corporation, please sign in full corporate name by authorized officer. If a partnership, please sign in partnership name by authorized person. IF THE BAC HOLDERS IN A FUND APPROVE EACH OF THE PROPOSALS TO BE VOTED UPON BY THEM, BUT THE BAC HOLDERS IN THE OTHER FUND DO NOT APPROVE THE PROPOSALS TO BE VOTED UPON BY THEM, CAPREIT, IN ITS SOLE DISCRETION, MAY ELECT TO CONSUMMATE THE MERGER WITH THE FUND WHOSE BAC HOLDERS HAVE APPROVED THE PROPOSALS.

[GOLD]                             CAPITAL REALTY INVESTORS TAX EXEMPT FUND III
                                   LIMITED PARTNERSHIP

   PROXY

             The undersigned hereby appoints William B. Dockser and H. William Willoughby, each with the power to act alone and with full power of substitution and revocation, to represent and vote, as specified on the other side of this Proxy, all Beneficial Assignee Certificates ("BACs") of Capital Realty Investors Tax Exempt Fund III Limited Partnership, which the undersigned is entitled to vote at the Special Meeting of BAC Holders to be held at 11:00A.M., local time, on ________ __, 1996, at [location] and all adjournments and postponements thereof. The undersigned revokes any previous proxies with respect to the matters covered by this Proxy.

             THE BACS REPRESENTED BY THIS PROXY WILL BE VOTED AS
   SPECIFIED ON THE OTHER SIDE. IF NO CHOICE IS SPECIFIED, THIS PROXY WILL BE VOTED FOR PROPOSALS 1, 2, 3 AND 4. THE PROXIES ARE AUTHORIZED, IN THEIR DISCRETION, TO VOTE SUCH BACS UPON ANY OTHER BUSINESS THAT MAY PROPERLY COME BEFORE THE SPECIAL MEETING.

             THE UNDERSIGNED HEREBY ACKNOWLEDGES RECEIPT OF THE JOINT PROXY STATEMENT OF CAPITAL REALTY INVESTORS TAX EXEMPT FUND LIMITED PARTNERSHIP, SERIES I AND II AND CAPITAL REALTY INVESTORS TAX EXEMPT FUND III LIMITED PARTNERSHIP.

                (Continued and to be signed on the other side.)

                                                            [X] PLEASE MARK YOUR
                                                                VOTE AS THIS


THE GENERAL PARTNERS RECOMMEND OF VOTE FOR PROPOSALS 1, 2, 3 & 4

THE APPROVAL OF EACH PROPOSAL IS CONDITIONED UPON THE APPROVAL OF EACH OTHER PROPOSAL.

PROPOSAL 1. APPROVAL OF THE MERGER PROPOSAL.            FOR   AGAINST   ABSTAIN
Approve and adopt the Second Amended and Restated       [_]     [_]       [_]
Agreement and Plan of Merger, dated May 18, 1996
(the "Merger Agreement"), among Capital Realty
Investors Tax Exempt Fund III Limited Partnership
("Fund III"), CRITEF III Associates Limited
Partnership, Watermark III Partners, L.P. et al.

PROPOSAL 2. APPROVAL OF THE NEW PARTNERS                FOR   AGAINST   ABSTAIN
PROPOSAL.  Approve the removal of the current           [_]     [_]       [_]
general partner of Fund III and the election in its stead of a newly-formed, wholly-owned subsidiary of Capital Apartment Properties, Inc.
("CAPREIT")

PROPOSAL 3. APPROVAL OF THE AMENDMENT PROPOSAL.         FOR   AGAINST   ABSTAIN
Approve the Amendment of the Agreement of               [_]     [_]       [_]
Limited Partnership of Fund III to authorize expressly (i) the Merger, the Merger Agreement and the transactions contemplated thereby and
(ii) the admission of a designee of CAPREIT as a limited partner.

PROPOSAL 4. APPROVAL OF THE ADJOURNMENT OF THE          FOR   AGAINST   ABSTAIN
SPECIAL MEETING. Approve the adjournment of the         [_]     [_]       [_]
Special Meeting if the General Partner moves to adjourn.

THE GENERAL PARTNERS RECOMMEND THAT YOU SIGN, DATE, AND MAIL THIS PROXY TODAY.

                                                        [_] Change of address?
                                                              Check this box and
                                                              insert new address
                                                              below:

- --------------------------------------------------------------------------------

                                                        -----------------------

                                                        -----------------------


Signature(s):  ____________________________________  Dated:  __________________

Note: Please sign as name appears herein. Joint owners should each sign. When signing as attorney, executor, administrator, trustee of guardians, please give full title as such. If a corporation, please sign in full corporate name by authorized officer. If a partnership, please sign in partnership name by authorized person. IF THE BAC HOLDERS IN A FUND APPROVE EACH OF THE PROPOSALS TO BE VOTED UPON BY THEM, BUT THE BAC HOLDERS IN THE OTHER FUND DO NOT APPROVE THE PROPOSALS TO BE VOTED UPON BY THEM, CAPREIT, IN ITS SOLE DISCRETION, MAY ELECT TO CONSUMMATE THE MERGER WITH THE FUND WHOSE BAC HOLDERS HAVE APPROVED THE PROPOSALS.

[GOLD]                                  CAPITAL REALTY INVESTORS TAX EXEMPT FUND
                                        LIMITED PARTNERSHIP, SERIES II

   PROXY

           The undersigned hereby appoints William B. Dockser and H. William Willoughby, each with the power to act alone and with full power of substitution and revocation, to represent and vote, as specified on the other side of this Proxy, all Beneficial Assignee Certificates ("BACs") of Capital Realty Investors Tax Exempt Fund Limited Partnership, Series II, which the undersigned is entitled to vote at the Special Meeting of BAC Holders to be held at 10:00A.M., local time, on ________ __, 1996, at [location] and all adjournments and postponements thereof. The undersigned revokes any previous proxies with respect to the matters covered by this Proxy.

           THE BACS REPRESENTED BY THIS PROXY WILL BE VOTED AS SPECIFIED ON THE OTHER SIDE. IF NO CHOICE IS SPECIFIED, THIS PROXY WILL BE VOTED FOR PROPOSALS 1, 2, 3 AND 4. THE PROXIES ARE AUTHORIZED, IN THEIR DISCRETION, TO VOTE SUCH BACS UPON ANY OTHER BUSINESS THAT MAY
   PROPERLY COME BEFORE THE SPECIAL MEETING.

           THE UNDERSIGNED HEREBY ACKNOWLEDGES RECEIPT OF THE JOINT PROXY STATEMENT OF CAPITAL REALTY INVESTORS TAX EXEMPT FUND LIMITED
   PARTNERSHIP, SERIES I AND II AND CAPITAL REALTY INVESTORS TAX EXEMPT FUND III LIMITED PARTNERSHIP.

                (Continued and to be signed on the other side.)

                                                            [X] PLEASE MARK YOUR
                                                                VOTE AS THIS


THE GENERAL PARTNERS RECOMMEND OF VOTE FOR PROPOSALS 1, 2, 3 & 4

THE APPROVAL OF EACH PROPOSAL IS CONDITIONED UPON THE APPROVAL OF EACH OTHER PROPOSAL.

PROPOSAL 1. APPROVAL OF THE MERGER PROPOSAL.            FOR   AGAINST   ABSTAIN
Approve and adopt the Second Amended and Restated       [_]     [_]       [_]
Agreement and Plan of Merger, dated May 18, 1996
(the "Merger Agreement"), among Capital Realty
Investors Tax Exempt Fund Limited Partnership
("Fund I-II"), CRITEF Associates Limited
Partnership, Watermark Partners, L.P. et al.

PROPOSAL 2. APPROVAL OF THE NEW PARTNERS                FOR   AGAINST   ABSTAIN
PROPOSAL.  Approve the removal of the current           [_]     [_]       [_]
general partner of Fund I-II and the election in its stead of a newly-formed, wholly-owned subsidiary of Capital Apartment Properties, Inc.
("CAPREIT")

PROPOSAL 3. APPROVAL OF THE AMENDMENT PROPOSAL.         FOR   AGAINST   ABSTAIN
Approve the Amendment of the Agreement of               [_]     [_]       [_]
Limited Partnership of Fund I-II to authorize expressly (i) the Merger, the Merger Agreement and the transactions contemplated thereby and
(ii) the admission of a designee of CAPREIT as a limited partner.

PROPOSAL 4. APPROVAL OF THE ADJOURNMENT OF THE          FOR   AGAINST   ABSTAIN
SPECIAL MEETING. Approve the adjournment of the         [_]     [_]       [_]
Special Meeting if the General Partner moves to adjourn.

THE GENERAL PARTNERS RECOMMEND THAT YOU SIGN, DATE, AND MAIL THIS PROXY TODAY.

                                                        [_] Change of address?
                                                              Check this box and
                                                              insert new address
                                                              below:

- --------------------------------------------------------------------------------

                                                        -----------------------

                                                        -----------------------


Signature(s):  ____________________________________  Dated:  __________________

Note: Please sign as name appears herein. Joint owners should each sign. When signing as attorney, executor, administrator, trustee of guardians, please give full title as such. If a corporation, please sign in full corporate name by authorized officer. If a partnership, please sign in partnership name by authorized person. IF THE BAC HOLDERS IN A FUND APPROVE EACH OF THE PROPOSALS TO BE VOTED UPON BY THEM, BUT THE BAC HOLDERS IN THE OTHER FUND DO NOT APPROVE THE PROPOSALS TO BE VOTED UPON BY THEM, CAPREIT, IN ITS SOLE DISCRETION, MAY ELECT TO CONSUMMATE THE MERGER WITH THE FUND WHOSE BAC HOLDERS HAVE APPROVED THE PROPOSALS.